AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                  A Prudential Financial Company
                                 One Corporate Drive, Shelton, Connecticut 06484

AMERICAN SKANDIA ADVISORS CHOICE(R)2000
Flexible Premium Deferred Annuity
PROSPECTUS: MAY 2, 2005

This Prospectus describes Advisors Choice(R) 2000, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. THE ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. VARIOUS RIGHTS AND BENEFITS MAY DIFFER BETWEEN STATES TO MEET APPLICABLE LAWS AND/OR REGULATIONS. FOR MORE INFORMATION ABOUT VARIATIONS APPLICABLE TO YOUR STATE, PLEASE REFER TO YOUR ANNUITY CONTRACT OR CONSULT YOUR INVESTMENT PROFESSIONAL. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

American Skandia offers several different annuities which your investment professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's account value and the charges that you will be subject to if you choose to surrender the annuity. The fees and charges you pay and compensation paid to your Investment Professional may also be different between each annuity.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, Gartmore Variable Investment Trust, Wells Fargo Variable Trust, Rydex Variable Trust, A I M Advisors, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

PLEASE READ THIS PROSPECTUS

PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 94.

This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

FOR FURTHER INFORMATION CALL:

====>  1-800-752-6342
THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  American Skandia Advisors Choice(R) 2000 is a Service Mark of the Prudential
                          Financial Company of America.

Prospectus Dated: May 2, 2005        Statement of Additional Information Dated: May 2, 2005
CH2PROS505                                                                       CHOICE2000

          PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT
                 ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

CONTENTS

Introduction .............................................................................   1
  Why Would I Choose to Purchase This Annuity? ...........................................   1
  What Are Some of the Key Features of This Annuity? .....................................   1
  How Do I Purchase This Annuity? ........................................................   1
Glossary of Terms ........................................................................   2
Summary of Contract Fees and Charges .....................................................   3
Expense Examples .........................................................................  11
Investment Options .......................................................................  12
  What Are the Investment Objectives and Policies of the Portfolios? .....................  12
  What Are the Fixed Allocations? ........................................................  29
Fees and Charges .........................................................................  30
  What Are the Contract Fees and Charges? ................................................  30
  What Charges Apply Solely to the Variable Investment Options? ..........................  31
  What Fees and Expenses Are Incurred by the Portfolios? .................................  31
  What Charges Apply to the Fixed Allocations? ...........................................  31
  What Charges Apply if I Choose an Annuity Payment Option? ..............................  31
  Exceptions/Reductions to Fees and Charges ..............................................  32
Purchasing Your Annuity ..................................................................  33
  What are Our Requirements for Purchasing the Annuity? ..................................  33
Managing Your Annuity ....................................................................  34
  May I Change the Owner, Annuitant and Beneficiary Designations? ........................  34
  May I Return the Annuity if I Change My Mind? ..........................................  34
  May I Make Additional Purchase Payments? ...............................................  34
  May I Make Scheduled Payments Directly from My Bank Account? ...........................  34
  May I Make Purchase Payments Through a Salary Reduction Program? .......................  35
Managing Your Account Value ..............................................................  36
  How and When Are Purchase Payments Invested? ...........................................  36
  Are There Restrictions or Charges on Transfers Between Investment Options? .............  36
  Do You Offer Dollar Cost Averaging? ....................................................  38
  Do You Offer Any Automatic Rebalancing Programs? .......................................  38
  Are Any Asset Allocation Programs Available? ...........................................  38
  Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date? ....  39
  May I Give My Investment Professional Permission to Manage My Account Value? ...........  40
  May I Authorize My Third Party Investment Advisor to Manage My Account? ................  40
  How Do the Fixed Allocations Work? .....................................................  41
  How Do You Determine Rates for Fixed Allocations? ......................................  42
  How Does the Market Value Adjustment Work? .............................................  42
  What Happens When My Guarantee Period Matures? .........................................  43
Access To Account Value ..................................................................  44
  What Types of Distributions Are Available to Me? .......................................  44
  Are There Tax Implications for Distributions? ..........................................  44
  Can I Withdraw a Portion of My Annuity? ................................................  44
  Can I Make Periodic Withdrawals from the Annuity During the Accumulation Period? .......  44
  Do You Offer a Program for Withdrawals Under Section 72(t) of the Internal
    Revenue Code? ........................................................................  45
  What Are Minimum Distributions and When Would I Need to Make Them? .....................  45
  Can I Surrender My Annuity for Its Value? ..............................................  45
  What Types of Annuity Options Are Available? ...........................................  45
  How and When Do I Choose the Annuity Payment Option? ...................................  47
  How are Annuity Payments Calculated? ...................................................  47

                                                                             (i)

Contents

Living Benefit Programs .............................................................   49
  Do You Offer Programs Designed to Provide Investment Protection for Owners
    While They are Alive? ...........................................................   49
  Guaranteed Return Option Plus(SM) (GRO Plus(SM)) ..................................   50
  Guaranteed Return Option (GRO) ....................................................   55
  Guaranteed Minimum Withdrawal Benefit (GMWB) ......................................   58
  Guaranteed Minimum Income Benefit (GMIB) ..........................................   62
  Lifetime Five Income Benefit (Lifetime Five) ......................................   66
Death Benefit .......................................................................   72
  What Triggers the Payment of a Death Benefit? .....................................   72
  Basic Death Benefit ...............................................................   72
  Optional Death Benefits ...........................................................   72
  Payment of Death Benefits .........................................................   76
Valuing Your Investment .............................................................   79
  How is My Account Value Determined? ...............................................   79
  What is the Surrender Value of My Annuity? ........................................   79
  How and When Do You Value the Sub-Accounts? .......................................   79
  How Do You Value Fixed Allocations? ...............................................   79
  When Do You Process and Value Transactions? .......................................   79
  What Happens to My Units When There is a Change in Daily Asset-Based Charges? .....   81
Tax Considerations ..................................................................   82
General Information .................................................................   89
  How Will I Receive Statements and Reports? ........................................   89
  Who is American Skandia? ..........................................................   89
  What Are Separate Accounts? .......................................................   89
  What is the Legal Structure of the Underlying Funds? ..............................   91
  Who Distributes Annuities Offered by American Skandia? ............................   92
  Incorporation of Certain Documents by Reference ...................................   92
  Financial Statements ..............................................................   93
  How to Contact Us .................................................................   93
  Indemnification ...................................................................   94
  Legal Proceedings .................................................................   94
  Contents of the Statement of Additional Information ...............................   94
Appendix A -- Condensed Financial Information About Separate Account B ..............  A-1
Appendix B -- Calculation of Optional Death Benefits ................................  B-1
Appendix C-1 -- Advisor's Choice Prior Contract .....................................  C-1
Appendix C-2 -- Advisor's Design Prior Contract .....................................  C-3
Appendix D -- Performance Advantage .................................................  D-1
Appendix E -- Plus40TM Optional Life Insurance Rider ................................  E-1
Appendix F -- Description and Calculation of Previously Offered Optional
 Death Benefits .....................................................................  F-1
Appendix G -- Additional Information on Asset Allocation Programs ...................  G-1

                                                                            (ii)

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Introduction
WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?

This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a "NON-QUALIFIED" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2

When an Annuity is purchased as a "QUALIFIED" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

- This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

- This Annuity offers both variable investment options and Fixed Allocations. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

- The Annuity features two distinct phases -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

- During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

- This Annuity offers optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

- This Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

- There is no Contingent Deferred Sales Charge on surrenders or withdrawals. You can withdraw Account Value from your Annuity free of any charges although the value of any optional guaranteed benefit you elect may be reduced.

- Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

HOW DO I PURCHASE THIS ANNUITY?

We sell the Annuity through licensed, registered investment professionals. The Annuity may also be purchased directly from us. We may require satisfactory evidence that you have engaged the services of an Advisor. You must complete an application and submit a minimum initial purchase payment of $5,000. We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $5,000. There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for Owners under age 85 as of the Issue Date of this Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE
The value of each allocation to a Sub-account (also referred to as "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. Other than on a contract anniversary, the Account Value is calculated before we assess any fee that is deducted annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.
ADVISOR

A person or entity which:

- is registered under the Investment Advisers Act of 1940, as amended, and, where applicable, under equivalent state law or regulation regarding the registration of investment advisors; or

- may provide investment advisory services but is exempt from such registration.

ANNUITIZATION

The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE

The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR

A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE

The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION

An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD

A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE

The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE

The effective date of your Annuity.

MVA

A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation.

OWNER

With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SURRENDER VALUE
The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee, Tax Charge, the charge for any optional benefits, and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. There is no Contingent Deferred Sales Charge upon surrender or partial withdrawal. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any Fixed Allocation.
UNIT

A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY

Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Summary of Contract Fees and Charges
Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The fees and charges that are assessed against the Annuity include the Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the variable investment options are the mortality and expense risk charge, the charge for administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
(ASSESSED AGAINST THE ANNUITY)

           FEE/CHARGE                                           AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge         There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.

Transfer Fee                                        $10.00 (currently, $15.00 maximum)
                                               (Currently, we deduct the fee after the 20th
                                                       transfer each Annuity Year.

                                            We  guarantee that the number of charge free transfers
                                               per Annuity Year will never be less than 8.)

Tax Charge                              Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Summary of Contract Fees and Charges continued

The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY

                         FEE/CHARGE                                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------
 Annual Maintenance Fee                                         Smaller of $35 or 2% of Account Value
                                                         (Only applicable if Account Value is under $50,000)
                                               (Assessed annually on the Annuity's anniversary date or upon surrender)

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS(1)
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

                        FEE/CHARGE                                            AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge(2)                                             0.50%

Administration Charge(2)                                                       0.15%

Settlement Service Charge(3)                        1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary
                                                               Continuation Option(4) ("Qualified BCO")

Total Annual Charges of the Sub-accounts(2)              0.65% per year of the value of each Sub-account

1: These charges are deducted daily and apply to Variable Investment Options only.

2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus. Prior to July 1, 1994, total annual expenses under the Annuity were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for what we now refer to as the "Insurance Charge." Effective July 1, 1994, we no longer deducted the investment allocation service charge; total annual expenses were then 0.90%. Effective May 1, 1998, the Insurance Charge was further reduced to 0.65%.
3: The Mortality & Expense Risk Charge and the Administration do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

4: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer the section of this Prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS
The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit and the Lifetime Five(SM) Income Benefit. For the optional death benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit together with the Enhanced Beneficiary Protection Death Benefit or any of these three benefits individually, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. The fees and charges of each of the optional benefits are described in more detail within this Prospectus. YOUR OPTIONAL BENEFIT FEES AND CHARGES

                                                                                     OPTIONAL
                                                                                   BENEFIT FEE/              TOTAL ANNUAL
                     OPTIONAL BENEFIT                                                CHARGE                     CHARGE*
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/GUARANTEED RETURN
OPTION

We offer a program that guarantees a "return of premium" at a future          0.25% of average daily      0.90%
date, while allowing you to allocate all or a portion of your Account         net assets of the Sub-      1.65% for Qualied BCO
Value to certain Sub-accounts.                                                accounts

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

We offer a program that guarantees your ability to withdraw amounts over      0.35% of average daily      1.00%
time equal to an initial principal value, regardless of the impact of         net assets of the Sub-      1.75% for Qualied BCO
market performance on your Account Value.                                     accounts

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**

We offer a program that, after a seven-year waiting period, guarantees        0.50% per year of the       0.65%
your ability to begin receiving income from your Annuity in the form of       average Protected           PLUS
annuity payments based on your total Purchase Payments and an annual          Income Value during         0.50% per year of average
increase of 5% on such Purchase Payments adjusted for withdrawals             each year; deducted         Protected Income Value
(called the "Protected Income Value"), regardless of the impact of            annually in arrears each
market performance on your Account Value.                                     Annuity Year

LIFETIME FIVE INCOME BENEFIT**

We offer a program that guarantees your ability to withdraw amounts           0.60% of average daily      1.25%
equal to a percentage of an initial principal value, regardless of the        net assets of the Sub-
impact of market performance on your Account Value, subject to our            accounts
program rules regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**

We offer an Optional Death Benet that provides an enhanced level of           0.25% of average daily      0.90%
protection for your bene ciary(ies) by providing amounts in addition to       net assets of the Sub-
the basic Death Benet that can be used to offset federal and state            accounts
taxes payable on any taxable gains in your Annuity at the time of your death.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**

We offer an Optional Death Bene t that provides an enhanced level of          0.25% of average daily      0.90%
protection for your bene ciary(ies) by providing a death bene t equal to      net assets of the Sub-
the greater of the basic Death Benet or the Highest Anniversary Value.        accounts

                                                                               5

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Summary of Contract Fees and Charges continued

                                                                                     OPTIONAL
                                                                                   BENEFIT FEE/           TOTAL ANNUAL
                     OPTIONAL BENEFIT                                                CHARGE                  CHARGE*
-------------------------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**

We offer an Optional Death Benet that provides an enhanced level of           0.50% of average daily          1.15%
protection for your beneficiary(ies) by providing the greater of the          net assets of the Sub-
Highest Anniversary Value Death Benet and a 5% annual increase on             accounts
Purchase Payments adjusted for withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**

We offer an Optional Death Benet that provides an enhanced level of           0.50% of average daily          1.15%
protection for your bene ciary(ies) by providing a death benet equal to       net assets of the Sub-
the greater of the basic Death Benet and the Highest Daily Value, less        accounts
proportional withdrawals.

PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.

* The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                      MINIMUM       MAXIMUM
------------------------------------  -------       -------
 Total Portfolio Operating Expense     0.63%         3.06%

The following are the investment management fees, other expenses, 12b-1 fees (if applicable), and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2004, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                           TOTAL
                                                                                           ANNUAL
                                                                                         PORTFOLIO
                                                    MANAGEMENT      OTHER       12b-1    OPERATING
              UNDERLYING PORTFOLIO                     FEES      EXPENSES(1)    FEES      EXPENSES
AMERICAN SKANDIA TRUST:(2, 3)

       AST JPMorgan International Equity               1.00%        0.13%       None       1.13%
       AST William Blair International Growth          1.00%        0.22%       None       1.22%
       AST LSV International Value(4)                  1.00%        0.37%       None       1.37%
       AST MFS Global Equity                           1.00%        0.35%       None       1.35%
       AST Small-Cap Growth(5)                         0.90%        0.24%       None       1.14%
       AST DeAM Small-Cap Growth                       0.95%        0.22%       None       1.17%
       AST Federated Aggressive Growth                 0.95%        0.24%       None       1.19%
       AST Goldman Sachs Small-Cap Value               0.95%        0.24%       None       1.19%
       AST Small-Cap Value(6)                          0.90%        0.18%       None       1.08%
       AST DeAM Small-Cap Value                        0.95%        0.33%       None       1.28%
       AST Goldman Sachs Mid-Cap Growth                1.00%        0.25%       None       1.25%
       AST Neuberger Berman Mid-Cap Growth             0.90%        0.22%       None       1.12%
       AST Neuberger Berman Mid-Cap Value              0.90%        0.15%       None       1.05%
       AST Alger All-Cap Growth                        0.95%        0.22%       None       1.17%
       AST Gabelli All-Cap Value                       0.95%        0.26%       None       1.21%
       AST T. Rowe Price Natural Resources             0.90%        0.26%       None       1.16%
       AST AllianceBernstein Large-Cap Growth(7)       0.90%        0.23%       None       1.13%
       AST MFS Growth                                  0.90%        0.20%       None       1.10%
       AST Marsico Capital Growth                      0.90%        0.14%       None       1.04%
       AST Goldman Sachs Concentrated Growth           0.90%        0.17%       None       1.07%
       AST DeAM Large-Cap Value                        0.85%        0.26%       None       1.11%
       AST AllianceBernstein Growth + Value            0.90%        0.32%       None       1.22%
       AST AllianceBernstein Core Value(8)             0.75%        0.24%       None       0.99%
       AST Cohen & Steers Realty                       1.00%        0.22%       None       1.22%
       AST AllianceBernstein Managed Index 500(9)      0.60%        0.17%       None       0.77%
       AST American Century Income & Growth            0.75%        0.24%       None       0.99%
       AST AllianceBernstein Growth & Income(10)       0.75%        0.15%       None       0.90%
       AST Hotchkis & Wiley Large-Cap Value            0.75%        0.19%       None       0.94%
       AST Global Allocation(11)                       0.89%        0.26%       None       1.15%
       AST American Century Strategic Balanced         0.85%        0.27%       None       1.12%
       AST T. Rowe Price Asset Allocation              0.85%        0.27%       None       1.12%
       AST T. Rowe Price Global Bond                   0.80%        0.27%       None       1.07%
       AST Goldman Sachs High Yield                    0.75%        0.18%       None       0.93%
       AST Lord Abbett Bond-Debenture                  0.80%        0.22%       None       1.02%
       AST PIMCO Total Return Bond                     0.65%        0.16%       None       0.81%
       AST PIMCO Limited Maturity Bond                 0.65%        0.17%       None       0.82%
       AST Money Market                                0.50%        0.13%       None       0.63%

GARTMORE VARIABLE INVESTMENT TRUST:
       GVIT Developing Markets                         1.15%        0.38%       0.25%      1.78%

WELLS FARGO VARIABLE TRUST ADVANTAGE:(12)
       Advantage C&B Large Cap Value                   0.55%        0.39%       0.25%      1.19%
       Advantage Equity Income                         0.55%        0.23%       0.25%      1.03%

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Summary of Contract Fees and Charges continued

                                                                                                        TOTAL
                                                                                                        ANNUAL
                                                                                                      PORTFOLIO
                                                                 MANAGEMENT      OTHER       12b-1    OPERATING
                   UNDERLYING PORTFOLIO                             FEES      EXPENSES(1)    FEES      EXPENSES
AIM VARIABLE INSURANCE FUNDS:(13)

       AIM V.I. Dynamics Fund -- Series I shares                   0.75%        0.39%        None       1.14%
       AIM V.I. Technology Fund -- Series I shares                 0.75%        0.40%        None       1.15%
       AIM V.I. Health Sciences Fund -- Series I shares(14)        0.75%        0.36%        None       1.11%
       AIM V.I. Financial Services Fund -- Series I shares         0.75%        0.37%        None       1.12%

RYDEX VARIABLE TRUST:

       Nova                                                        0.75%        0.71%        None       1.46%
       Ursa                                                        0.90%        0.72%        None       1.62%
       OTC                                                         0.75%        0.72%        None       1.47%

EVERGREEN VARIABLE ANNUITY TRUST:

       International Equity                                        0.42%        0.30%        None       0.72%
       Growth                                                      0.70%        0.26%        None       0.96%
       Omega                                                       0.52%        0.16%        None       0.68%

PROFUND VP:(15)

       Access High Yield                                           0.75%        1.02%        0.25%      1.98%
       Bull                                                        0.75%        0.78%        0.25%      1.78%
       OTC                                                         0.75%        0.87%        0.25%      1.87%
       Large-Cap Value                                             0.75%        1.04%        0.25%      2.04%
       Large-Cap Growth                                            0.75%        2.06%        0.25%      3.06%
       Mid-Cap Value                                               0.75%        0.92%        0.25%      1.92%
       Mid-Cap Growth                                              0.75%        0.94%        0.25%      1.94%
       Small-Cap Value                                             0.75%        0.95%        0.25%      1.95%
       Small-Cap Growth                                            0.75%        0.90%        0.25%      1.90%
       Asia 30                                                     0.75%        0.86%        0.25%      1.86%
       Europe 30                                                   0.75%        0.78%        0.25%      1.78%
       Japan                                                       0.75%        0.85%        0.25%      1.85%
       UltraBull                                                   0.75%        0.89%        0.25%      1.89%
       UltraMid-Cap                                                0.75%        0.94%        0.25%      1.94%
       UltraSmall-Cap                                              0.75%        0.94%        0.25%      1.94%
       UltraOTC                                                    0.75%        0.88%        0.25%      1.88%
       Bear                                                        0.75%        0.90%        0.25%      1.90%
       Short Mid-Cap                                               0.75%        0.90%        0.25%      1.90%
       Short Small-Cap                                             0.75%        1.28%        0.25%      2.28%
       Short OTC                                                   0.75%        0.86%        0.25%      1.86%
       Banks                                                       0.75%        0.98%        0.25%      1.98%
       Basic Materials                                             0.75%        0.96%        0.25%      1.96%
       Biotechnology                                               0.75%        0.98%        0.25%      1.98%
       Consumer Goods                                              0.75%        0.99%        0.25%      1.99%
       Consumer Services                                           0.75%        1.20%        0.25%      2.20%
       Financials                                                  0.75%        0.92%        0.25%      1.92%
       Health Care                                                 0.75%        0.91%        0.25%      1.91%
       Industrials                                                 0.75%        0.99%        0.25%      1.99%
       Internet                                                    0.75%        0.94%        0.25%      1.94%
       Oil & Gas                                                   0.75%        0.92%        0.25%      1.92%

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                           TOTAL
                                                                                           ANNUAL
                                                                                         PORTFOLIO
                                                    MANAGEMENT      OTHER       12b-1    OPERATING
              UNDERLYING PORTFOLIO                     FEES      EXPENSES(1)    FEES      EXPENSES
PROFUND VP:(15) CONTINUED

       Pharmaceuticals                               0.75%        0.97%       0.25%       1.97%
       Precious Metals                               0.75%        0.87%       0.25%       1.87%
       Real Estate                                   0.75%        0.93%       0.25%       1.93%
       Semiconductor                                 0.75%        0.99%       0.25%       1.99%
       Technology                                    0.75%        0.87%       0.25%       1.87%
       Telecommunications                            0.75%        0.95%       0.25%       1.95%
       Utilities                                     0.75%        0.95%       0.25%       1.95%
       U.S. Government Plus                          0.50%        0.86%       0.25%       1.61%
       Rising Rates Opportunity                      0.75%        0.75%       0.25%       1.75%

FIRST DEFINED PORTFOLIO FUND, LLC:(16, 17)

       First Trust(R) 10 Uncommon Values             0.60%        0.76%       0.25%       1.61%
       Target Managed VIP                            0.60%        1.25%       0.25%       2.10%
       The Dow(SM) DART 10                           0.60%        1.53%       0.25%       2.38%
       Global Dividend Target 15                     0.60%        1.85%       0.25%       2.70%
       S&P(R) Target 24                              0.60%        1.58%       0.25%       2.43%
       NASDAQ(R) Target 15                           0.60%        1.75%       0.25%       2.60%
       Value Line(R) Target 25                       0.60%        1.48%       0.25%       2.33%
       The Dow Target Dividend(18)                   0.60%        0.62%       0.25%       1.47%

THE PRUDENTIAL SERIES FUND, INC.:

       SP William Blair International Growth         0.85%        0.45%       0.25%       1.55%

1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

2: The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                           AFTER EXPENSE REIMBURSEMENT
AST William Blair International Growth                               1.11%
AST LSV International Value                                          1.22%
AST DeAM Small-Cap Growth                                            1.02%
AST DeAM Small-Cap Value                                             1.13%
AST Goldman Sachs Mid-Cap Growth                                     1.13%
AST Neuberger Berman Mid-Cap Growth                                  1.11%
AST Neuberger Berman Mid-Cap Value                                   1.04%
AST AllianceBernstein Large-Cap Growth                               1.10%
AST MFS Growth                                                       1.07%
AST Marsico Capital Growth                                           1.02%
AST Goldman Sachs Concentrated Growth                                1.00%
AST DeAM Large-Cap Value                                             0.99%
AST Cohen & Steers Realty                                            1.11%
AST AllianceBernstein Growth & Income                                0.87%
AST Hotchkis & Wiley Large-Cap Value                                 0.90%
AST American Century Strategic Balanced                              1.09%
AST T. Rowe Price Asset Allocation                                   1.07%
AST Lord Abbett Bond-Debenture Portfolio                             0.97%
AST PIMCO Total Return Bond                                          0.78%
AST PIMCO Limited Maturity Bond                                      0.79%
AST Money Market                                                     0.58%

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Summary of Contract Fees and Charges continued
3: Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

4: Effective November 18, 2004, LSV Asset Management became the Sub-advisor of the Portfolio. Prior to November 18, 2004, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM International Equity Portfolio."

5: Effective May 1, 2005, Eagle Asset Management and Neuberger Berman Management, Inc. became Co-Sub-advisors of the Portfolio. Prior to May 1, 2005, State Street Research and Management Company served as Sub-advisor of the Portfolio, then named "AST State Street Research Small-Cap Growth Portfolio."

6: Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, J.P. Morgan Fleming Asset Management became Co-Sub-advisors of the Portfolio. Prior to November 18, 2004, GAMCO Advisors Inc. served as Sub-advisor of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."

7: Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth Portfolio" to "AST AllianceBernstein Large-Cap Growth Portfolio."

8: Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Core Value Portfolio" to "AST AllianceBernstein Core Value Portfolio."

9: Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Managed Index 500 Portfolio" to "AST AllianceBernstein Managed Index 500 Portfolio."

10: Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth and Income Portfolio" to "AST AllianceBernstein Growth & Income Portfolio."

11: The Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios").

      a: The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

      b: The expense information shown in the chart for the Portfolio reflects
      (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.

      c: Effective May 1, 2005, Prudential Investment LLC provides day-to-day management of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM Global Allocation Portfolio."

12: a: The Adviser of Wells Fargo Variable Trust has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.

                                                  TOTAL ACTUAL ANNUAL
                                              PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                AFTER EXPENSE REIMBURSEMENT
Advantage C&B Large Cap Value                            1.00%
Advantage Equity Income                                  1.00%

     b: In addition, the following name changes were made effective May 1, 2005:

OLD PORTFOLIO NAME                 NEW PORTFOLIO NAME
Equity Value                 Advantage C&B Large Cap Value
Equity Income                Advantage Equity Income

13: The Fund's adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's adviser pursuant to expense limitation commitments between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.

14: Effective July 1, 2005, the "AIM V.I. Health Sciences Fund" will be renamed "AIM V.I. Global Health Care Fund."

15: ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2005. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

16: The Funds' Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

17: For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.

                                                          TOTAL ACTUAL ANNUAL
                                                      PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                        AFTER EXPENSE REIMBURSEMENT
First Trust(R) 10 Uncommon Values                                 1.37%
Target Managed VIP                                                1.47%
S&P Target 24                                                     1.47%
The Dow(SM) DART 10                                               1.47%
Value Line(R) Target 25                                           1.47%
Global Dividend Target 15                                         1.47%
Nasdaq Target 15                                                  1.47%
Dow Target Dividend                                               1.47%

18: The Dow(SM) Target Dividend Portfolio is newly organized. Accordingly, Other Expenses and Total Annual Portfolio Operating Expenses are based on estimated expenses for the current fiscal year.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Expense Examples
These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Annual Maintenance Fee, Insurance Charge, and the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product, as well as the maximum charges for the optional benefits that are offered under the Annuity that can be elected in combination with one another.

Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples shown assume that: (a) you only allocate Account Value to the Sub-account with the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), not to a Fixed Allocation; (b) the Insurance Charge is assessed as 0.65% per year; (c) the Annual Maintenance Fee is reflected as an asset-based charge based on an assumed average contract size;
(d) you make no withdrawals of Account Value during the period shown; (e) you make no transfers, or other transactions for which we charge a fee during the period shown; (f) no tax charge applies; (g) the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product applies; and (h) the charge for each optional benefit is reflected as an additional charge equal to 0.60% per year of the average daily net assets of the Sub-accounts for the Lifetime Five Income Benefit, 0.50% per year of the average daily net assets of the Sub-accounts for the Highest Daily Value Death Benefit and 0.25% of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit. Amounts shown in the examples are rounded to the nearest dollar.

THE EXAMPLES ARE ILLUSTRATIVE ONLY -- THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS -- ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows: 1.) whether or not you surrender the Annuity at the end of the stated time period; and 2.) if you annuitize at the end of the stated time period. A table of accumulation values appears in Appendix A to this Prospectus.

WHETHER OR NOT YOU SURRENDER YOUR ANNUITY    IF YOU ANNUITIZE YOUR ANNUITY AT THE END OF
AT THE END OF THE APPLICABLE TIME PERIOD:             THE APPLICABLE TIME PERIOD:
----------------------------------------------------------------------------------------
1 YR        3 YRS     5 YRS     10 YRS        1 YR      3 YRS       5 YRS       10 YRS
$673        $1,983    $3,246    $6,212        $673      $1,983      $3,246      $6,212

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

     The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.

     The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

Effective MARCH 16, 2001, the NOVA, URSA AND OTC PORTFOLIOS OF RYDEX VARIABLE TRUST is no longer offered as Sub-accounts under the Annuity. Owners of Annuities issued on or after March 16, 2001 will not be allowed to allocate Account Value to the Rydex Nova, Rydex Ursa or Rydex OTC Sub-accounts. Except as noted below, Owners of Annuities issued before March 16, 2001, and/or their authorized investment professionals, will no longer be able to allocate additional Account Value or make transfers into the Rydex Nova, Rydex Ursa or Rydex OTC Sub-accounts. Annuity Owners and/or their authorized investment professionals who elect to transfer Account Value out of the Rydex Sub-accounts on or after March 16, 2001 will not be allowed to transfer Account Value into the Rydex Sub-accounts at a later date. Bank drafting, dollar cost averaging, asset allocation and rebalancing programs that were effective before March 16, 2001 and included one or more of the Rydex Sub-accounts will be allowed to continue. However, no changes involving the Rydex Sub-accounts may be made to such programs.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS
Effective as of the close of business JUNE 28, 2002, THE AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.

     Effective MAY 1, 2004, THE SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (FORMERLY THE SP JENNISON INTERNATIONAL GROWTH PORTFOLIO) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.
     Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the Annuity prior to the respective close dates.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   AST JPMORGAN INTERNATIONAL EQUITY: seeks long-term capital growth by                     J.P. Morgan
EQUITY          investing in a diversified portfolio of international equity securities. The Portfolio   Fleming Asset
                seeks to meet its objective by investing, under normal market conditions, at least       Management
                80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.

INTERNATIONAL   AST WILLIAM BLAIR INTERNATIONAL GROWTH Seeks long-term capital appreciation.             William Blair &
EQUITY          The Portfolio invests primarily in stocks of large and medium-sized companies            Company, L.L.C.
                located in countries included in the Morgan Stanley Capital International All Country
                World Ex-U.S. Index.

INTERNATIONAL   AST LSV INTERNATIONAL VALUE (formerly AST DeAM International Equity): seeks              Deutsche Asset
EQUITY          capital growth. The Portfolio pursues its objective by primarily investing at least      Management, Inc.
                80% of the value of its assets in the equity securities of companies in developed
                non-U.S. countries that are represented in the MSCI EAFE Index.

INTERNATIONAL   AST MFS GLOBAL EQUITY: seeks capital growth. Under normal circumstances                  Massachusetts
EQUITY          the Portfolio invests at least 80% of its assets in equity securities of U.S. and        Financial Services
                foreign issuers (including issuers in developing countries). The Portfolio generally     Company
                seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.

SMALL CAP       AST SMALL-CAP GROWTH (formerly AST State Street Research Small-Cap                       Eagle Asset
GROWTH          Growth): seeks long-term capital growth. The Portfolio pursues its objective by          Management,
                primarily investing in the common stocks of small-capitalization companies.              Neuberger Berman
                                                                                                         Management, Inc.

SMALL CAP       AST DEAM SMALL-CAP GROWTH: seeks maximum growth of investors' capital                    Deutsche Asset
GROWTH          from a portfolio of growth stocks of smaller companies. The Portfolio pursues its        Management, Inc.
                objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000
                Growth(R) Index.

SMALL CAP       AST FEDERATED AGGRESSIVE GROWTH: seeks capital growth. The Portfolio                     Federated Equity
GROWTH          pursues its investment objective by investing primarily in the stocks of small           Management
                companies that are traded on national security exchanges, the NASDAQ stock               Company of
                exchange and the over-the-counter-market.                                                Pennsylvania/
                                                                                                         Federated Global
                                                                                                         Investment
                                                                                                         Management Corp.

SMALL CAP       AST GOLDMAN SACHS SMALL-CAP VALUE: seeks long-term capital appreciation.                 Goldman Sachs
VALUE           The Portfolio will seek its objective through investments primarily in equity            Asset Management,
                securities that are believed to be undervalued in the marketplace. The Portfolio         L.P.
                primarily seeks companies that are small-sized, based on the value of their outstanding stock.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP       AST SMALL-CAP VALUE (formerly AST Gabelli Small-Cap Value): seeks to provide             Integrity Asset
VALUE           long-term capital growth by investing primarily in small-capitalization stocks that      Management, Lee
                appear to be undervalued. The Portfolio will have a non-fundamental policy to            Munder Capital
                invest, under normal circumstances, at least 80% of the value of its assets in           Group, J.P. Morgan
                small capitalization companies.                                                          Fleming Asset
                                                                                                         Management

SMALL CAP       AST DEAM SMALL-CAP VALUE: seeks maximum growth of investors' capital.                    Deutsche Asset
VALUE           The Portfolio pursues its objective, under normal market conditions, by primarily        Management, Inc.
                investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000(R) Value Index.

MID CAP         AST GOLDMAN SACHS MID-CAP GROWTH: seeks long-term capital growth. The                    Goldman Sachs
GROWTH          Portfolio pursues its investment objective, by investing primarily in equity             Asset Management,
                securities selected for their growth potential, and normally invests at least 80%        L.P.
                of the value of its assets in medium capitalization companies.

MID-CAP         AST NEUBERGER BERMAN MID-CAP GROWTH: seeks capital growth. Under                         Neuberger Berman
GROWTH          normal market conditions, the Portfolio primarily invests at least 80% of its net        Management Inc.
                assets in the common stocks of mid-cap companies. The Sub-advisor looks for fast growing companies that are in new or rapidly evolving industries.

MID CAP VALUE   AST NEUBERGER BERMAN MID-CAP VALUE: seeks capital growth. Under normal market            Neuberger Berman
                conditions, the Portfolio primarily invests at least 80% of its net assets in the        Management Inc.
                common stocks of mid-cap companies. Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise before other investors realize their worth.

SPECIALTY       AST ALGER ALL-CAP GROWTH: seeks long-term capital growth. The Portfolio                  Fred Alger
                invests primarily in equity securities, such as common or preferred stocks that          Management, Inc.
                are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

SPECIALTY       AST GABELLI ALL-CAP VALUE: seeks capital growth. The Portfolio pursues its objective by  GAMCO Investors,
                investing primarily in readily marketable equity securities including common stocks,     Inc.
                preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

SPECIALTY       AST T. ROWE PRICE NATURAL RESOURCES: seeks long-term capital growth                      T. Rowe Price
                primarily through the common stocks of companies that own or develop natural             Associates, Inc.
                resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP       AST ALLIANCEBERNSTEIN LARGE CAP GROWTH (formerly, AST Alliance Growth):                  Alliance Capital
GROWTH          seeks long-term capital growth. The Portfolio invests at least 80% of its total          Management, L.P.
                assets in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

LARGE CAP       AST MFS GROWTH: seeks long-term capital growth and future income. Under                  Massachusetts
GROWTH          normal market conditions, the Portfolio invests at least 80% of its total assets in      Financial Services
                common stocks and related securities, such as preferred stocks, convertible              Company
                securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

LARGE CAP       AST MARSICO CAPITAL GROWTH: seeks capital growth. Income realization is not              Marsico Capital
GROWTH          an investment objective and any income realized on the Portfolio's investments,          Management, LLC
                therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.

LARGE CAP       AST GOLDMAN SACHS CONCENTRATED GROWTH: seeks growth of capital in a                      Goldman Sachs
GROWTH          manner consistent with the preservation of capital. Realization of income is not         Asset Management,
                a significant investment consideration and any income realized on the Portfolio's        L.P.
                investments, therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.

LARGE CAP       AST DEAM LARGE-CAP VALUE: seeks maximum growth of capital by investing                   Deutsche Asset
VALUE           primarily in the value stocks of larger companies. The Portfolio pursues its             Management, Inc.
                objective, under normal market conditions, by primarily investing at least 80% of the value of its assets in the equity securities of large-sized companies included in the
                Russell 1000(R) Value Index.

LARGE CAP       AST ALLIANCEBERNSTEIN GROWTH + VALUE: seeks capital growth by investing                  Alliance Capital
BLEND           approximately 50% of its assets in growth stocks of large companies and                  Management, L.P.
                approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S. companies included in the Russell
                1000(R) Index.

LARGE CAP       AST ALLIANCEBERNSTEIN CORE VALUE (formerly AST Sanford Bernstein Core                    Alliance Capital
VALUE           Value): seeks long-term capital growth by investing primarily in common stocks.          Management, L.P.
                The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued.

SPECIALTY       AST COHEN & STEERS REALTY: seeks to maximize total return through                        Cohen & Steers
                investment in real estate securities. The Portfolio pursues its investment               Capital
                objective by investing, under normal circumstances, at least 80% of its net              Management, Inc.
                assets in securities of real estate issuers.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP       AST ALLIANCEBERNSTEIN MANAGED INDEX 500 (formerly, AST Sanford Bernstein                 Alliance Capital
BLEND           Managed Index 500): The Portfolio seeks to outperform the S&P 500 through                Management, L.P.
                stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor's 500 Composite Stock Price Index.

LARGE CAP       AST AMERICAN CENTURY INCOME & GROWTH: seeks capital growth with current                  American Century
VALUE           income as a secondary objective. The Portfolio invests primarily in common               Investment
                stocks that offer potential for capital growth, and may, consistent with its             Management, Inc.
                investment objective, invest in stocks that offer potential for current income.

LARGE CAP       AST ALLIANCEBERNSTEIN GROWTH & INCOME: seeks long-term growth of capital                 Alliance Capital
VALUE           and income while attempting to avoid excessive fluctuations in market value. The         Management, L.P.
                Portfolio normally will invest in common stocks (and securities convertible into common stocks).

LARGE CAP       AST HOTCHKIS & WILEY LARGE-CAP VALUE: seeks current income and long-term                 Hotchkis and Wiley
VALUE           growth of income, as well as capital appreciation. The Portfolio invests, under          Capital
                normal circumstances, at least 80% of its net assets plus borrowings for                 Management, LLC
                investment purposes in common stocks, of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.

ASSET           AST GLOBAL ALLOCATION (formerly AST DeAM Global Allocation): seeks to obtain             Prudential
ALLOCATION/     the highest potential total return consistent with a specified level of risk             Investments LLC
BALANCED        tolerance. The Portfolio seeks to achieve its investment objective by investing in several other AST Portfolios ("Underlying Portfolios"). The Portfolio
                intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.

ASSET           AST AMERICAN CENTURY STRATEGIC BALANCED: seeks capital growth and                        American Century
ALLOCATION/     current income. The Sub-advisor intends to maintain approximately 60% of the             Investment
BALANCED        Portfolio's assets in equity securities and the remainder in bonds and other fixed       Management, Inc.
                income securities.

ASSET           AST T. ROWE PRICE ASSET ALLOCATION: seeks a high level of total return by                T. Rowe Price
ALLOCATION/     investing primarily in a diversified portfolio of fixed income and equity securities.    Associates, Inc.
BALANCED        The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary depending on the
                Sub-advisor's outlook for the markets.

FIXED INCOME    AST T. ROWE PRICE GLOBAL BOND: seeks to provide high current income and                  T. Rowe Price
                capital growth by investing in high quality foreign and U.S. dollar-denominated          International, Inc.
                bonds. The Portfolio will invest at least 80% of its total assets in fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of
                U.S. and foreign issuers.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Fixed Income    AST Goldman Sachs High Yield: seeks a high level of current income and                   Goldman Sachs
                may also consider the potential for capital appreciation. The Portfolio invests,         Asset Management,
                under normal circumstances, at least 80% of its net assets plus any borrowings           L.P.
                for investment purposes (measured at time of purchase) ("Net Assets") in high-
                yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.

Fixed Income    AST Lord Abbett Bond-Debenture: seeks high current income and the                        Lord, Abbett & Co.
                opportunity for capital appreciation to produce a high total return. To pursue its       LLC
                objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.

Fixed Income    AST PIMCO Total Return Bond seeks to maximize total return consistent with               Pacific Investment
                preservation of capital and prudent investment management. The Portfolio will            Management
                invest in a diversified portfolio of fixed-income securities of varying maturities.      Company LLC
                The average portfolio duration of the Portfolio generally will vary within a three-      (PIMCO)
                to six-year time frame based on the Sub-advisor's forecast for interest rates.

Fixed Income    AST PIMCO Limited Maturity Bond: seeks to maximize total return consistent               Pacific Investment
                with preservation of capital and prudent investment management. The Portfolio            Management
                will invest in a diversified portfolio of fixed-income securities of varying             Company LLC
                maturities. The average portfolio duration of the Portfolio generally will vary          (PIMCO)
                within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates.

Fixed Income    AST Money Market: seeks high current income while maintaining high levels                Wells Capital
                of liquidity. The Portfolio attempts to accomplish its objective by maintaining a        Management, Inc.
                dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.

International   GVIT Developing Markets: seeks long-term capital appreciation, under normal              Gartmore Global
Equity          conditions by investing at least 80% of its total assets in stocks of companies of       Asset Management
                any size based in the world's developing economies. Under normal market                  Trust/Gartmore
                conditions, investments are maintained in at least six countries at all times and        Global Partners
                no more than 35% of total assets in any single one of them.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Large Cap       Advantage C&B Large-Cap Value Fund (formerly Equity Value): Seeks                        Wells Fargo Funds
Value           maximum long-term total return, consistent with minimizing risk to principal.            Management, LLC
                The Portfolio will principally invest in large-capitalization securities, which the
                Sub-advisor defines as securities of companies with market capitalizations of
                $1 billion or more.

Large Cap       Advantage Equity Income Fund (formerly Equity Income): Seeks long-term                   Wells Fargo Funds
Value           capital appreciation and above-average dividend income. The Portfolio invests in         Management, LLC
                the common stocks of large U.S. companies with strong return potential and above-average dividend income. The Portfolio invests principally in securities of companies with market capitalizations of $3 billion or more.

Specialty       Rydex Variable Trust -- Nova: seeks to provide investment results that match             Rydex Investments
                the performance of a specific benchmark on a daily basis. The fund's current benchmark is 150% of the performance of the S&P 500[RegTM] Index (the "underlying index"). If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by
                5%, the value of the Fund's shares should go down by 7.5% on that day).

Specialty       Rydex Variable Trust -- Ursa: seeks to provide investment results that will              Rydex Investments
                inversely correlate to the performance of the S&P 500[RegTM] Index (the "underlying index"). If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing.
                When the value of the underlying index is increasing, however, the value of the
                Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Specialty       Rydex Variable Trust -- OTC: seeks to provide investment results that                    Rydex Investments
                correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index[RegTM] (the "underlying index"). If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index.
                However, when the value of the underlying index declines, the value of the
                Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index. The Fund invests principally in securities of companies included in the underlying index.

Mid-Cap         AIM Variable Insurance Funds -- AIM V.I. Dynamics Fund -- Series I                       A I M Advisors,
Growth          shares (formerly an Invesco Fund): seeks long-term capital growth. The Portfolio         Inc.
                pursues its objective by normally investing at least 65% of its assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth[RegTM]
                Index at the time of purchase.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       AIM Variable Insurance Funds -- AIM V.I. Technology Fund -- Series I                     A I M Advisors,
                shares (formerly an Invesco Fund): seeks capital growth. The Portfolio normally          Inc.
                invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

Specialty       AIM Variable Insurance Funds -- AIM V.I. Health Sciences Fund --                         A I M Advisors,
                Series I shares (formerly an Invesco Fund): (Effective July 1, 2005, AIM V.I.            Inc.
                Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies related to health care.

Specialty       AIM Variable Insurance Funds -- AIM V.I. Financial Services Fund --                      A I M Advisors,
                Series I shares (formerly an Invesco Fund): seeks capital growth. The Portfolio          Inc.
                normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
                These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries, and suppliers to financial services companies.

International   Evergreen VA International Equity (formerly Evergreen VA International                   Evergreen
Equity          Growth): seeks long-term capital growth and secondarily, modest income. The              Investment
                Portfolio normally invests 80% of its assets in equity securities issued by              Management
                established, quality, non-U.S. companies located in countries with developed             Company, LLC
                markets and may purchase across all market capitalizations. The Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.).

Small Cap       Evergreen VA Growth (formerly Evergreen VA Special Equity): seeks long-term              Evergreen
Growth          capital growth. The Portfolio invests at least 75% of its assets in common stocks        Investment
                of small- and medium-sized companies (i.e., companies whose market                       Management
                capitalizations fall within the range of the Russell 2000[RegTM] Growth Index, at the    Company, LLC
                time of purchase).

Specialty       Evergreen VA Omega: seeks long-term capital growth. The Portfolio invests                Evergreen
                primarily, and under normal conditions, substantially all of its assets in common        Investment
                stocks and securities convertible into common stocks of U.S. companies across            Management
                all market capitalizations.                                                              Company, LLC

International   ProFund VP Europe 30: seeks daily investment results, before fees and                    ProFund Advisors
Equity          expenses, that correspond to the daily performance of the ProFunds Europe 30             LLC
                Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP Asia 30: seeks daily investment results, before fees and expenses,            ProFund Advisors
                that correspond to the daily performance of the ProFunds Asia 30 Index. The              LLC
                ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the
                NASDAQ as depository receipts or ordinary shares.

Specialty       ProFund VP Japan: seeks daily investment results, before fees and expenses,              ProFund Advisors
                that correspond to the daily performance of the Nikkei 225 Stock Average.                LLC
                Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225
                Stock Average.

Specialty       ProFund VP Banks: seeks daily investment results, before fees and expenses,              ProFund Advisors
                that correspond to the daily performance of the Dow Jones U.S. Banks Index.              LLC
                The Dow Jones U.S. Banks Index measures the performance of the banking industry portion of the U.S. equity market.

Specialty       ProFund VP Basic Materials: seeks daily investment results, before fees and              ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S. Basic           LLC
                Materials Sector Index. The Dow Jones U.S. Basic Materials Sector Index
                measures the performance of the basic materials economic sector of the U.S.
                equity market.

Specialty       ProFund VP Biotechnology: seeks daily investment results, before fees and                ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Biotechnology Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry portion of the U.S. equity market.

Specialty       ProFund VP Consumer Services (formerly, ProFund VP Consumer Non-                         ProFund Advisors
                Cyclical): seeks daily investment results, before fees and expenses, that                LLC
                correspond to the daily performance of the Dow Jones U.S. Consumer Services
                Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market.

Specialty       ProFund VP Consumer Goods (formerly, ProFund VP Consumer Non-                            ProFund Advisors
                Cyclical): seeks daily investment results, before fees and expenses, that                LLC
                correspond to the daily performance of the Dow Jones U.S. Consumer Goods
                Index. The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market.

Specialty       ProFund VP Oil & Gas (formerly, ProFund VP Energy): seeks daily investment               ProFund Advisors
                results, before fees and expenses, that correspond to the daily performance of           LLC
                the Dow Jones U.S. Oil & Gas Index. The Dow Jones U.S. Oil & Gas Sector
                Index measures the performance of the energy sector of the U.S. equity market.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP Financials: seeks daily investment results, before fees and                   ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Financials Sector Index. The Dow Jones U.S. Financials Sector Index measures the performance of the financial services economic sector of the U.S. equity market.

Specialty       ProFund VP Health Care: seeks daily investment results, before fees and                  ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Health Care Index. The Dow Jones U.S. Health Care Index measures the performance of the healthcare economic sector of the U.S. equity market.

Specialty       ProFund VP Industrials: seeks daily investment results, before fees and                  ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Industrials Index. The Dow Jones U.S. Industrials Index measures the performance of the industrial economic sector of the U.S. equity market.

Specialty       ProFund VP Internet: seeks daily investment results, before fees and expenses,           ProFund Advisors
                that correspond to the daily performance of the Dow Jones Composite Internet             LLC
                Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet.

Specialty       ProFund VP Pharmaceuticals: seeks daily investment results, before fees and              ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Pharmaceuticals Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry portion of the U.S. equity market.

Specialty       ProFund VP Precious Metals: seeks daily investment results, before fees and              ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones Precious             LLC
                Metals Index. The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry.

Specialty       ProFund VP Real Estate: seeks daily investment results, before fees and                  ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S. Real            LLC
                Estate Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry portion of the U.S. equity market.

Specialty       ProFund VP Semiconductor: seeks daily investment results, before fees and                ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Semiconductor Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry portion of the U.S. equity market.

Specialty       ProFund VP Technology: seeks daily investment results, before fees and                   ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Technology Sector Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market.

Specialty       ProFund VP Telecommunications: seeks daily investment results, before fees               ProFund Advisors
                and expenses, that correspond to the daily performance of the Dow Jones U.S.             LLC
                Telecommunications Sector Index. The Dow Jones U.S. Telecommunications
                Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market.


                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP Utilities: seeks daily investment results, before fees and                    ProFund Advisors
                expenses, that correspond to the daily performance of the Dow Jones U.S.                 LLC
                Utilities Sector Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market.

Specialty       ProFund VP Bull: seeks daily investment results, before fees and expenses,               ProFund Advisors
                that correspond to the daily performance of the S&P 500[RegTM] Index.                    LLC

Specialty       ProFund VP Bear: seeks daily investment results, before fees and expenses,               ProFund Advisors
                that correspond to the inverse (opposite) of the daily performance of the S&P            LLC
                500[RegTM] Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500[RegTM] Index when the Index declines on a given day.
                Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Specialty       ProFund VP UltraBull: seeks daily investment results, before fees and                    ProFund Advisors
                expenses, that correspond to twice (200%) the daily performance of the S&P               LLC
                500[RegTM] Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP
                Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500[RegTM] Index. If ProFund
                VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500[RegTM]
                Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the
                Index declines on a given day.

Specialty       ProFund VP OTC: seeks daily investment results, before fees and expenses,                ProFund Advisors
                that correspond to the daily performance of the NASDAQ-100 Index[RegTM]. "OTC" in        LLC
                the name of ProFund VP OTC refers to securities that do not trade on a U.S.
                securities exchange registered under the Securities Exchange Act of 1934.

Specialty       ProFund VP Short OTC: seeks daily investment results, before fees and                    ProFund Advisors
                expenses, that correspond to the inverse (opposite) of the daily performance of          LLC
                the NASDAQ-100 Index[RegTM]. If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index[RegTM] when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short
                OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.


AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP UltraOTC: seeks daily investment results, before fees and                        ProFund Advisors
                expenses, that correspond to twice (200%) the daily performance of the                      LLC
                NASDAQ-100 Index[RegTM]. If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index[RegTM] when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC"
                in the name of ProFund VP UltraOTC refers to securities that do not trade on a
                U.S. securities exchange registered under the Securities Exchange Act of 1934.

Mid Cap Value   ProFund VP Mid-Cap Value: seeks daily investment results, before fees and                   ProFund Advisors
                expenses, that correspond to the daily performance of the S&P MidCap 400/                   LLC
                Barra Value Index[RegTM]. The S&P MidCap400/Barra Value Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap
                400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

Mid Cap         ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and                  ProFund Advisors
Growth          expenses, that correspond to the daily performance of the S&P MidCap 400/                   LLC
                Barra Growth Index[RegTM]. The S&P MidCap 400/Barra Growth Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the
                S&P MidCap 400 Index[RegTM] that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

Specialty       ProFund VP UltraMid-Cap: seeks daily investment results, before fees and                    ProFund Advisors
                expenses, that correspond to twice (200%) the daily performance of the S&P                  LLC
                MidCap 400 Index[RegTM]. If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index[RegTM] when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Small Cap       ProFund VP Small-Cap Value: seeks daily investment results, before fees and                 ProFund Advisors
Value           expenses, that correspond to the daily performance of the S&P SmallCap 600/                 LLC
                Barra Value Index[RegTM]. The S&P SmallCap 600/Barra Value Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the
                S&P SmallCap 600/Barra Value Index[RegTM] that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

Small Cap       ProFund VP Small-Cap Growth: seeks daily investment results, before fees                    ProFund Advisors
Growth          and expenses, that correspond to the daily performance of the S&P SmallCap                  LLC
                600/Barra Growth Index[RegTM]. The S&P SmallCap 600/Barra Growth Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the
                S&P SmallCap 600/Barra Growth Index[RegTM] that have comparatively high price-to-
                book ratios as determined before each semiannual rebalance date.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                              PORTFOLIO
    STYLE/                                                                                                     ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and                 ProFund Advisors
                expenses, that correspond to twice (200%) the daily performance of the Russell             LLC
                2000[RegTM] Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index[RegTM] when the Index rises on a given day.
                Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Specialty       ProFund VP U.S. Government Plus: seeks daily investment results, before                    ProFund Advisors
                fees and expenses, that correspond to one and one-quarter times (125%) the                 LLC
                daily price movement of the most recently issued 30-year U.S. Treasury bond
                ("Long Bond"). In accordance with its stated objective, the net asset value of
                ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times (125%)
                as much, on a percentage basis, as any daily increase in the price of the Long
                Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Specialty       ProFund VP Rising Rates Opportunity: seeks daily investment results, before                ProFund Advisors
                fees and expenses, that correspond to one and one-quarter times (125%) the                 LLC
                inverse (opposite) of the daily price movement of the most recently issued
                30-year U.S. Treasury bond ("Long Bond"). In accordance with its stated
                objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall. If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.

Large Cap       ProFund VP Large-Cap Growth: seeks daily investment results, before fees                   ProFund Advisors
Growth          and expenses, that correspond to the daily performance of the S&P 500/Barra                LLC
                Growth Index[RegTM]. The S&P 500/Barra Growth Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

Large Cap       ProFund VP Large-Cap Value: seeks daily investment results, before fees and                ProFund Advisors
Value           expenses, that correspond to the daily performance of the S&P 500/Barra Value              LLC
                Index[RegTM]. The S&P 500/Barra Value Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                               PORTFOLIO
    STYLE/                                                                                                      ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
Specialty       ProFund VP Short Small-Cap: seeks daily investment results, before fees and                 ProFund Advisors
                expenses, that correspond to the inverse (opposite) of the daily performance of             LLC
                the Russell 2000[RegTM] Index. If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the
                Index when the Index rises on a given day.

Specialty       ProFund VP Short Mid-Cap: seeks daily investment results, before fees and                   ProFund Advisors
                expenses, that correspond to the inverse (opposite) of the daily performance of             LLC
                the S&P MidCap 400 Index[RegTM]. If ProFund VP Short Mid-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Specialty       Access VP High Yield: seeks to provide investment results that correspond                   ProFund Advisors
                generally to the total return of the high yield market consistent with maintaining          LLC
                reasonable liquidity. The Access VP High Yield, created by ProFund Advisors, will achieve its high yield exposure primarily through CDSs but may invest in high yield debt instruments ("junk bonds"), Interest rate swap agreements and futures contracts, and other debt and money market instruments without limitation, consistent with applicable regulations. Under normal market conditions, the fund will invest at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt market and/or in high yield debt securities. The fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions.

Specialty       First Trust[RegTM] 10 Uncommon Values: seeks to provide above-average capital               First Trust Advisors
                appreciation. The Portfolio seeks to achieve its objective by investing primarily in        L.P.
                the ten common stocks selected by the Investment Policy Committee of Lehman
                Brothers Inc. ("Lehman Brothers") with the assistance of the Research
                Department of Lehman Brothers which, in their opinion have the greatest potential for capital appreciation during the next year. The stocks included in the
                Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman Brothers.

Specialty       Target Managed VIP: seeks to provide above-average total return. The Portfolio              First Trust Advisors
                seeks to achieve its objective by investing in common stocks of the most                    L.P.
                attractive companies that are identified by a model based on six uniquely specialized strategies -- The Dow(SM) DART 5, the European Target 20, the
                Nasdaq[RegTM] Target 15, the S&P Target 24, the Target Small Cap and the Value Line[RegTM]
                Target 25.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                                                               PORTFOLIO
    STYLE/                                                                                                      ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
Specialty       The Dow(SM) DART 10: seeks to provide above-average total return. The                      First Trust Advisors
                Portfolio seeks to achieve its objective by investing in common stocks issued by           L.P.
                companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios on or about the applicable stock selection date.

Specialty       Global Dividend Target 15 (formerly, Global Target 15): seeks to provide                   First Trust Advisors
                above-average total return. The Portfolio seeks to achieve its objective by                L.P.
                investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the companies which are components of the
                DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the
                Hang Seng Index. The Portfolio primarily consists of common stocks of the five companies with the lowest per share stock prices of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the applicable stock selection date.

Specialty       S&P[RegTM] Target 24: seeks to provide above-average total return. The Portfolio seeks     First Trust Advisors
                to achieve its objective by investing in common stocks issued by companies that            L.P.
                have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of twenty-four companies selected from a subset of the stocks included in the Standard & Poor's 500 Composite Stock Price Index[RegTM]. The subset of stocks will be taken from each of the eight largest economic sectors of the S&P 500
                Index[RegTM] based on the sector's market capitalization.

Specialty       The Dow(SM) Target Dividend seeks to provide above-average total return. The               First Trust Advisors
                Portfolio seeks to achieve its objective by investing in common stocks issued by           L.P.
                companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index(SM) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio as of the close of business on or about the applicable stock selection date.

Specialty       Value Line[RegTM] Target 25: seeks to provide above-average capital appreciation.          First Trust Advisors
                The Portfolio seeks to achieve its objective by investing in 25 of the 100                 L.P.
                common stocks that Value Line[RegTM] gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes as of the close of business on the applicable stock selection date through a multi-step process.

Specialty       Nasdaq[RegTM] Target 15: seeks to provide above-average total return. The Portfolio        First Trust Advisors
                seeks to achieve its objective by investing in common stocks issued by                     L.P.
                companies that are expected to have the potential for capital appreciation. The
                Portfolio invests primarily in the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the Nasdaq-100 Index[RegTM] on or about the applicable stock selection date through a multi-step process.


AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Investment Options continued

                                                                                                               PORTFOLIO
    STYLE/                                                                                                      ADVISOR/
     TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                   SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
International   The Prudential Series Fund, Inc. -- SP William Blair International                       Prudential
Equity          Growth: Seeks long-term capital appreciation. The Portfolio invests primarily in         Investments LLC/
                stocks of large and medium-sized companies located in countries included in the          William Blair &
                Morgan Stanley Capital International All Country World Ex-U.S. Index. Under              Company, LLC
                normal market conditions, the portfolio invests at least 80% of its net assets in equity securities. The Portfolio's assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry.


"Standard & Poor's[RegTM]," "S&P[RegTM]," "S&P 500[RegTM]," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow Industrials(SM)", "Dow Jones Select Dividend Index(SM)", and "The Dow 10(SM)", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow(SM) DART 10 portfolio, and The Dow(SM) Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100[RegTM]", "Nasdaq-100 Index[RegTM]", "Nasdaq Stock Market[RegTM]", and "Nasdaq[RegTM]" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP. WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.
      Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.
                                                                              29

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Fees and Charges
The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

      The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply solely to the variable investment options may include amounts based on market appreciation of the variable investment option values.
WHAT ARE THE CONTRACT FEES AND CHARGES?
      There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

      TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
      ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.
      TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 31/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

      In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 0.65% on an annual basis. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (0.50%) and the Administration Charge (0.15%). The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

      The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.
      OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE SOLELY AGAINST THE VARIABLE INVESTMENT OPTIONS: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis as described elsewhere in the prospectus. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.
WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?

Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also a tax charge may apply (see "Tax Charge" above).
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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Fees and Charges continued

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Purchasing Your Annuity
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

This Annuity is designed for sale solely in connection with investment advisory services provided by an Advisor or to certain other owners described in the third paragraph under "Purchasing Your Annuity -- What Are Our Requirements for Purchasing the Annuity? -- Initial Purchase Payment."

      INITIAL PURCHASE PAYMENT: You must make a minimum initial Purchase Payment of $5,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $5,000 in total Purchase Payments.

      Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

      The minimum initial Purchase Payment is reduced to $1,000 on Annuities owned by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through
(h) above.

      Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

      AGE RESTRICTIONS: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85. There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal. However, if you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner as of the Issue Date of the Annuity or the date of the Owner's death.

      OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

- Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

- Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.

- Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your beneficiary designation must be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. For example, a designation of "surviving spouse" would not be acceptable. If no beneficiary is named the death benefit will be paid to you or your estate.
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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Managing Your Annuity

     Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
o a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
o  a new Annuitant subsequent to the Annuity Date;
o for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
o a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse that was named as the Contingent Annuitant will become the Annuitant. No Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE
MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity, and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity, during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period, whichever is greater.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic Purchase Payment program. Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $5,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $5,000.

                                                                              35

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Managing Your Account Value

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

      INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations.
      SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Unless you tell us otherwise, purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

      We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this Annuity. Currently, any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

      Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
      Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

      Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios, the Rydex Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

      In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio or a Rydex Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

- If we deny one or more transfer requests under the foregoing rules, we will inform you or your investment professional promptly of the circumstances concerning the denial.

- Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an investment professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an investment professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

      ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Managing Your Account Value continued

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from variable investment options, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your purchase payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging Program.

      You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

- You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

- You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

- Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

      NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.
      Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option Plus(SM), the Guaranteed Return Option or the automatic rebalancing programs when it involves transfers out of the Fixed Allocations and is also not available when you have elected an asset allocation program.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the variable investment options you chose are rebalanced to the allocation percentages you requested. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Any transfer to or from any variable investment option that is not part of your automatic rebalancing program, will be made, however that variable investment option will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

      There is no minimum Account Value required to enroll in automatic rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

Yes. Certain "static asset allocation programs" are available for use with the Annuity. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

     Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult with your Investment Professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus. (The Guaranteed Return Option Plus (GRO Plus(SM)) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available variable investment options while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the variable investment options under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the variable investment options may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the variable investment options were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

BALANCED INVESTMENT PROGRAM

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the variable investment options. Assuming that you do not make any withdrawals or transfers from

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Managing Your Account Value continued

      the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

      The GUARANTEED RETURN OPTION PLUS (GRO PLUS) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.

MAY I GIVE MY INVESTMENT PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE?

Yes. Your Investment Professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. IF YOUR INVESTMENT PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR INVESTMENT PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

      Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, and/or a Market Value Adjustment. Withdrawals to pay your investment advisor (to the extent permitted) generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit. WE ARE NOT A PARTY TO THE AGREEMENT YOU HAVE WITH YOUR INVESTMENT ADVISOR AND DO NOT VERIFY THAT AMOUNTS WITHDRAWN FROM YOUR ANNUITY, INCLUDING AMOUNTS WITHDRAWN TO PAY FOR THE INVESTMENT ADVISOR'S FEE, ARE WITHIN THE TERMS OF YOUR AGREEMENT WITH YOUR INVESTMENT ADVISOR. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your investment professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an investment professional and investment advisor. Alternatively, the investment advisor may compensate the investment professional from whom you purchased your annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

      We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an admin-

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

istrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on American Skandia. Contracts managed by your investment professional also are subject to the restrictions on transfer between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?." Since transfer activity under contracts managed by an investment professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com). LIMITATIONS THAT WE MAY IMPOSE ON YOUR INVESTMENT PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period". Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

      The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

      A Guarantee Period for a Fixed Allocation begins:

- when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

- upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

-     when you "renew" a Fixed Allocation by electing a new Guarantee Period.

      To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion. AMERICAN SKANDIA MAY OFFER FIXED ALLOCATIONS WITH GUARANTEE PERIODS OF 3 MONTHS OR 6 MONTHS EXCLUSIVELY FOR USE AS A SHORT-TERM FIXED ALLOCATION ("SHORT-TERM FIXED ALLOCATIONS"). SHORT-TERM FIXED ALLOCATIONS MAY ONLY BE ESTABLISHED WITH YOUR INITIAL PURCHASE PAYMENT OR ADDITIONAL PURCHASE PAYMENTS. YOU MAY NOT TRANSFER EXISTING ACCOUNT VALUE TO A SHORT-TERM FIXED ALLOCATION. WE RESERVE THE RIGHT TO TERMINATE OFFERING THESE SPECIAL PURPOSE FIXED ALLOCATIONS AT ANY TIME.

      On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Managing Your Account Value continued

provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

      We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

      The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
MVA FORMULA

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)](N/12)

where:

      I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

      J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

      N is the number of months remaining in the original Guarantee Period.

      If you surrender your Annuity under the right to cancel provision, the MVA formula is

                             [(1 + I)/(1 + J)](N/12)

      If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in 'J' and 'N' will be rounded to the next highest integer.

MVA EXAMPLES

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

- You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.

-     The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
- You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

EXAMPLE OF POSITIVE MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(I+J+0.0010)](N/12) =
                           [1.05/1.036](2) = 1.027210

                           Interim Value = $57,881.25

                  Account Value after MVA = Interim Value X MVA
                              Factor = $59,456.20.

EXAMPLE OF NEGATIVE MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(1+J+0.0010)](N/12) =
                           [1.05/1.061)](2) = 0.979372

                           Interim Value = $57,881.25

                  Account Value after MVA = Interim Value X MVA
                              Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

      IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, IT WILL BE RENEWED FOR A FIXED ALLOCATION OF THE SAME DURATION IF THEN AVAILABLE. IF A FIXED ALLOCATION OF THE SAME DURATION IS NOT AVAILABLE, IT WILL BE RENEWED TO THE NEXT SHORTEST GUARANTEE PERIOD THEN CURRENTLY AVAILABLE FOR NEW ALLOCATIONS AND RENEWALS.

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon surrender or partial withdrawal. However, if you surrender your Annuity, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations".)

DURING THE ACCUMULATION PERIOD

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

SPECIAL RULES FOR DISTRIBUTIONS TO PAY ADVISORY FEES

We treat partial withdrawals to pay advisory fees as taxable distributions unless:

- your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code); and

- in relation to Section 403 or 408 plans, you and your Advisor provide acceptable proof to us, limiting the source of the Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period. We call this a "partial withdrawal." The maximum amount that you may withdraw will equal your Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100. We may apply a Market Value Adjustment to any Fixed Allocations.

      Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

      To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.
CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount.

      Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Account Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in the annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

      You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

      Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.
      The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Minimum Distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
      You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. We may apply a Market Value Adjustment to any Fixed Allocations. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

      Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
      To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. WE DO NOT GUARANTEE TO MAKE ANY ANNUITY PAYMENT OPTIONS AVAILABLE IN THE FUTURE OTHER THAN THOSE FIXED ANNUITIZATION OPTIONS GUARANTEED IN YOUR ANNUITY. Please refer to the "Guaranteed Minimum Income Benefit" and the "Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.
      When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the

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Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

      Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

OPTION 1

PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 2

PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 3

PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. THIS OPTION IS CURRENTLY AVAILABLE ON A FIXED OR VARIABLE BASIS. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

OPTION 4

FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 5
VARIABLE PAYMENTS FOR LIFE WITH A CASH VALUE: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

OPTION 6

VARIABLE PAYMENTS FOR LIFE WITH A CASH VALUE AND GUARANTEE: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. WE CHARGE AN ADDITIONAL AMOUNT FOR THIS GUARANTEE. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.
      We may make additional Annuity payment options available in the future.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

You have a right to choose your annuity start date.

      If you have not provided us with your Annuity Date or annuity payment option in writing, then:

- a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
- the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your Annuity to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?

FIXED ANNUITY PAYMENTS (OPTIONS 1-4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

VARIABLE ANNUITY PAYMENTS
Generally, we offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

      -     VARIABLE PAYMENTS (OPTIONS 1-3)

            We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

      -     STABILIZED VARIABLE PAYMENTS (OPTION 5)

            This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a vari-

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            able period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

      - STABILIZED VARIABLE PAYMENTS WITH A GUARANTEED MINIMUM (OPTION 6) This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

      The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

ADJUSTABLE ANNUITY PAYMENTS

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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Living Benefit Programs

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of variable investment options, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in variable investment options while:

- protecting a principal amount from decreases in value as of specified future dates due to investment performance;

- taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or

- guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments beginning after a waiting period.

      Below is a brief summary of the "living benefits" that American Skandia offers. Please refer to the benefit description for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your investment professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g. comparing the tax implications of the withdrawal benefit and annuity payments).

I. The GUARANTEED RETURN OPTION PLUS(SM) (GRO PLUS(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II. The GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) guarantees your ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Value"), regardless of decreases in your Account Value due to market losses. The GMWB program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III. The GUARANTEED MINIMUM INCOME BENEFIT (GMIB) guarantees your ability, after a minimum seven-year waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total purchase payments under the Annuity and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

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Living Benefit Programs continued

IV. The LIFETIME FIVE INCOME BENEFIT guarantees your ability to withdraw amounts equal to a percentage of a "Protected Withdrawal Value" regardless of decreases in your Account Value due to market losses. The Lifetime Five Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

GUARANTEED RETURN OPTION PLUS(SM) (GRO PLUS(SM))
THE GUARANTEED RETURN OPTION PLUS DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL, AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE PROGRAM CAN BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY, AND CAN BE ELECTED BY EXISTING ANNUITY OWNERS ON EITHER THE ANNIVERSARY OF THE ISSUE DATE OF THEIR ANNUITY OR ON A DATE OTHER THAN THAT ANNIVERSARY, AS DESCRIBED BELOW UNDER "ELECTION OF THE PROGRAM". THE GUARANTEED RETURN OPTION PLUS IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION PROGRAM (AND IT IS CURRENTLY ACTIVE), THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER, THE LIFETIME FIVE INCOME BENEFIT RIDER, THE HIGHEST DAILY VALUE DEATH BENEFIT, OR THE DOLLAR COST AVERAGING PROGRAM IF IT INVOLVES TRANSFERS OUT OF THE FIXED ALLOCATIONS.

      We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

      The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

      The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE/ ENHANCED PROTECTED PRINCIPAL VALUE

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

- BASE GUARANTEE: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.
- ENHANCED GUARANTEE: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE PROGRAM (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE OR ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE THE ENHANCED GUARANTEE, THE BASE GUARANTEE WILL REMAIN IN EFFECT. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

      Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

WITHDRAWALS UNDER YOUR ANNUITY
Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the variable investment options. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

      Charges for other optional benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40TM Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

      The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus(SM) program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):
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Living Benefit Programs continued

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

- The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

- The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

      - B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

      The resulting base guarantee amount is: $237,500 x (1 - $7,500 / $177,500), or $227,464.79.

- The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
- The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).

- The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

- IF YOUR ACCOUNT VALUE IS GREATER THAN OR EQUAL TO THE REALLOCATION TRIGGER, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

- IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

52
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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

IF A SIGNIFICANT AMOUNT OF YOUR ACCOUNT VALUE IS SYSTEMATICALLY TRANSFERRED TO FIXED ALLOCATIONS TO SUPPORT THE PROTECTED PRINCIPAL VALUE AND/OR THE ENHANCED PROTECTED PRINCIPAL VALUE DURING PERIODS OF MARKET DECLINES, LOW INTEREST RATES, AND/OR AS THE PROGRAM NEARS ITS MATURITY DATE, LESS OF YOUR ACCOUNT VALUE MAY BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT MARKET RECOVERY. DURING PERIODS CLOSER TO THE MATURITY DATE OF THE BASE GUARANTEE OR ANY ENHANCED GUARANTEE, OR ANY ANNIVERSARY OF SUCH MATURITY DATE(S), A SIGNIFICANT PORTION OF YOUR ACCOUNT VALUE MAY BE ALLOCATED TO FIXED ALLOCATIONS TO SUPPORT ANY APPLICABLE GUARANTEED AMOUNT(S). IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER AND NEW FIXED ALLOCATIONS MUST BE ESTABLISHED DURING PERIODS WHERE THE INTEREST RATE(S) BEING CREDITED TO SUCH FIXED ALLOCATIONS IS LOW, A LARGER PORTION OF YOUR ACCOUNT VALUE MAY NEED TO BE TRANSFERRED TO FIXED ALLOCATIONS TO SUPPORT THE APPLICABLE GUARANTEED AMOUNT(S), CAUSING LESS OF YOUR ACCOUNT VALUE TO BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS.

      Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

      American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus, will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the variable investment options as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity BASED ON THE CURRENT ACCOUNT VALUE.
TERMINATION OF THE PROGRAM

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro-rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.
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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Living Benefit Programs continued

      The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
      The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS

This program is subject to certain rules and restrictions, including, but not limited to the following:

- Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

- You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.

- Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

- Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.

- Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

- Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.

- As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

GUARANTEED RETURN OPTION (GRO)
THE GUARANTEED RETURN OPTION DESCRIBED BELOW IS OFFERED ONLY IN THOSE JURISDICTIONS WHERE WE HAVE NOT YET RECEIVED REGULATORY APPROVAL FOR THE GUARANTEED RETURN OPTION PLUS AS OF THE DATE THE ELECTION OF THE OPTION IS MADE. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS. THE PROGRAM CAN BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY, AND CAN BE ELECTED BY EXISTING ANNUITY OWNERS ON EITHER THE ANNIVERSARY OF THE ISSUE DATE OF THEIR ANNUITY OR ON A DATE OTHER THAN THAT ANNIVERSARY, AS DESCRIBED BELOW UNDER "ELECTION OF THE PROGRAM". THE GUARANTEED RETURN OPTION IS NOT AVAILABLE IF YOU ELECT THE GRO PLUS RIDER, THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER, THE LIFETIME FIVE INCOME BENEFIT RIDER, THE HIGHEST DAILY VALUE DEATH BENEFIT OR THE DOLLAR COST AVERAGING PROGRAM IF IT INVOLVES TRANSFERS OUT OF THE FIXED ALLOCATIONS.

      We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

      The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

      The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE

- Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

      Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

- IF YOUR ACCOUNT VALUE IS GREATER THAN OR EQUAL TO THE REALLOCATION TRIGGER, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to

                                                                              55

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Living Benefit Programs continued

      the variable investment options, which may result in a decrease or increase in your Account Value.

- IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

IF A SIGNIFICANT AMOUNT OF YOUR ACCOUNT VALUE IS SYSTEMATICALLY TRANSFERRED TO THE FIXED ALLOCATION TO SUPPORT THE PROTECTED PRINCIPAL VALUE DURING PERIODS OF MARKET DECLINES, LOW INTEREST RATES, AND/OR AS THE PROGRAM NEARS ITS MATURITY DATE, LESS OF YOUR ACCOUNT VALUE MAY BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT MARKET RECOVERY. DURING PERIODS CLOSER TO THE MATURITY DATE OF THE GUARANTEE A SIGNIFICANT PORTION OF YOUR ACCOUNT VALUE MAY BE ALLOCATED TO THE FIXED ALLOCATION TO SUPPORT ANY APPLICABLE GUARANTEED AMOUNT. IF YOUR ACCOUNT VALUE IS LESS THAN THE REALLOCATION TRIGGER AND A NEW FIXED ALLOCATION MUST BE ESTABLISHED DURING PERIODS WHERE THE INTEREST RATE BEING CREDITED TO SUCH FIXED ALLOCATION IS LOW, A LARGER PORTION OF YOUR ACCOUNT VALUE MAY NEED TO BE TRANSFERRED TO THE FIXED ALLOCATION TO SUPPORT THE GUARANTEED AMOUNT, CAUSING LESS OF YOUR ACCOUNT VALUE TO BE AVAILABLE TO PARTICIPATE IN THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS.

      American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the business day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.
TERMINATION OF THE PROGRAM
The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the variable investment options pro rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

      The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes the Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

      The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.
SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION

This program is subject to certain rules and restrictions, including, but not limited to the following:

- Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options.

56

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.

- Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.

- Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

- Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.

- Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

- Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.

- As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of your Account Value allocated to the sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.
Effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between January 23, 2002 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.

                                                                              57

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Living Benefit Programs continued

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. CURRENTLY, THE PROGRAM CAN ONLY BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY. WE MAY OFFER THE PROGRAM TO EXISTING ANNUITY OWNERS IN THE FUTURE, SUBJECT TO OUR ELIGIBILITY RULES AND RESTRICTIONS. THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, THE GUARANTEED MINIMUM INCOME BENEFIT RIDER OR THE LIFETIME FIVE INCOME BENEFIT RIDER.

      We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- PROTECTED VALUE
The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

      The Protected Value is determined as of the date you make your first withdrawal under the Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

- If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment plus any Credit applied to such Purchase Payment.

- IF WE OFFER THE GMWB PROGRAM TO EXISTING ANNUITY OWNERS, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.

- If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment and any Credits that we apply to the Purchase Payment.

      You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

      Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- PROTECTED ANNUAL WITHDRAWAL AMOUNT
The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

      THE GMWB PROGRAM DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

- If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

- Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payment).

- If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

      The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):
EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

- The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

- The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

- The Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);

-     The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).

      - B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
      The resulting Protected Value is: $232,500 x (1 - $2,500 / $212,500), or $229,764.71.
- the Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is: $17,500 x (1 - $2,500 / $212,500), or $17,294.12.

- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

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Living Benefit Programs continued

EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

- the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).

- The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM
- In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

- If the death benefit under the Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under the Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB PROGRAM DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB PROGRAM WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.

- If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. YOU CAN ALSO ELECT TO TERMINATE THE GMWB PROGRAM AND BEGIN RECEIVING ANNUITY PAYMENTS BASED ON YOUR THEN CURRENT ACCOUNT VALUE (NOT THE REMAINING PROTECTED VALUE) UNDER ANY OF THE AVAILABLE ANNUITY PAYMENT OPTIONS.

OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity, including any MVA that may apply.

- Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.

- The GMWB program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

- You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

ELECTION OF THE PROGRAM
Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

      We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon due proof of death (unless your surviving spouse elects to continue the Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

      The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

CHARGES UNDER THE PROGRAM

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.

- If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

- If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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Living Benefit Programs continued

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
THE GUARANTEED MINIMUM INCOME BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL, AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. CURRENTLY, THE PROGRAM CAN ONLY BE ELECTED BY NEW PURCHASERS ON THE ISSUE DATE OF THEIR ANNUITY. WE MAY OFFER THE PROGRAM TO EXISTING ANNUITY OWNERS IN THE FUTURE, SUBJECT TO OUR ELIGIBILITY RULES AND RESTRICTIONS. THE GUARANTEED MINIMUM INCOME BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION PROGRAM, GUARANTEED RETURN OPTION PLUS PROGRAM, THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER OR THE LIFETIME FIVE INCOME BENEFIT RIDER.

      We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- PROTECTED INCOME VALUE
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of the Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

      The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments and any Credits that are applied to such Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

- Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments and any Credits applied to such Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

- Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments and any Credits applied to such Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

- Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

- As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      the Protected Income Value on the prior anniversary of the Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

      Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

- A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period.

- The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

- When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

- If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

- A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
      Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

      The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

- the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

-     The result is then further reduced by the ratio of A to B, where:

      - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

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Living Benefit Programs continued

      - B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

            The resulting Protected Income Value is: $239,506.64 x (1 - $7,500 / $217,500), or $231,247.79.

- The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

- the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

- The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB ANNUITY PAYMENTS
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

      The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

      ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

GMIB ANNUITY PAYMENT OPTION 1 -- PAYMENTS FOR LIFE WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 -- PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

- If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

- If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

      You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

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OTHER IMPORTANT CONSIDERATIONS

- YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR CONTRACT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

- The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

- Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

- We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

- If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.

- Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.

- At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

ELECTION OF THE PROGRAM

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

TERMINATION OF THE PROGRAM

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date the Annuity is fully surrendered, on the date the death benefit is payable to your Beneficiary (unless your surviving spouse elects to continue the Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

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Living Benefit Programs continued

      Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE PROGRAM

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

      The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of the Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the variable investment options and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

      No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

THE LIFETIME FIVE INCOME BENEFIT PROGRAM DESCRIBED BELOW IS ONLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND WILL BE OFFERED SUBSEQUENTLY IN OTHER JURISDICTIONS WHEN WE RECEIVE REGULATORY APPROVAL IN THOSE JURISDICTIONS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. CURRENTLY, LIFETIME FIVE CAN BE ELECTED ONLY ONCE EACH ANNUITY YEAR, AND ONLY WHERE THE ANNUITANT AND THE OWNER ARE THE SAME PERSON OR, IF THE ANNUITY OWNER IS AN ENTITY, WHERE THERE IS ONLY ONE ANNUITANT. WE RESERVE THE RIGHT TO LIMIT THE ELECTION FREQUENCY IN THE FUTURE. BEFORE MAKING ANY SUCH CHANGE TO THE ELECTION FREQUENCY, WE WILL PROVIDE PRIOR NOTICE TO OWNERS WHO HAVE AN EFFECTIVE LIFETIME FIVE INCOME BENEFIT. THE ANNUITANT MUST BE AT LEAST 45 YEARS OLD WHEN THE PROGRAM IS ELECTED. THE LIFETIME FIVE INCOME BENEFIT PROGRAM IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. AS LONG AS YOUR LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH AN ELIGIBLE MODEL UNDER OUR ASSET ALLOCATION PROGRAMS, WHICH ARE GENERALLY DESCRIBED IN THE "ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?" SECTION ABOVE. FOR FURTHER INFORMATION ON ASSET ALLOCATION PROGRAMS, PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-752-6342.

      We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE
The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent Purchase Payments.

- If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

- For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

- If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

      You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

      Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

      The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Living Benefit Programs continued

or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

      The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

      - If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

      - If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

      The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2011 is equal to $240,000.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 x 1.05(393/365) = $263,484.33

(b)   Account Value on March 1, 2006 (the date of the first withdrawal) =
      $263,000

(c)   Account Value on February 1, 2006 (the first Annuity Anniversary) =
      $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550

      Annual Withdrawal Amount for future Annuity Years remains at $18,550

- Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250

      Annual Income Amount for future Annuity Years remains at $13,250

-     Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

      (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
      Annual Withdrawal Amount for future Annuity Years remains at $18,550

-     Remaining Annual Income Amount for current Annuity Year = $0
      Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

- Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income x Annual Income Amount = $1,750 / ($263,000 - $13,250) x $13,250 = $93
      Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

-     Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

      (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

-     Remaining Annual Withdrawal Amount for current Annuity Year = $0
      Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

- Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal x Annual Withdrawal Amount = $6,450 / ($263,000 x $18,550) - $18,550 = $489
      Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 =
      $18,061

-     Remaining Annual Income Amount for current Annuity Year = $0
      Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

- Reduction to Annual Income Amount = Excess Income / Account Value before Excess Income x Annual Income Amount = $11,750 / ($263,000 - $13,250) x $13,250 = $623
      Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

- Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) x $246,450 = $6,503
      Protected Withdrawal Value = $246,450 - max {$6,450, $6,503} = $239,947
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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Living Benefit Programs continued

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 {$265,000 - ($13,250 x 5)}. If a step-up is elected on March 1, 2011, then the following values would result:

-     Protected Withdrawal Value = Account Value on March 1, 2011 = $240,000

- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.
- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM

- If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

- If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)   apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

(3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

      We must receive your request in a form acceptable to us at our office.

- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)   the Account Value.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

- If no withdrawal was ever taken, we will determine a Pro- tected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of the Annuity.

- Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

- You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

- You must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit in order to elect and maintain the Lifetime Five program. Asset allocation programs are described generally in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.

ELECTION OF THE PROGRAM
The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of the Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments.

      The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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Death Benefit

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. IF THE ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF THE ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers three different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS.

      The BASIC DEATH BENEFIT depends on the decedent's age on the date of death:

      If death occurs before the decedent's age 85: The Death Benefit is the greater of:

-     The sum of all Purchase Payments less the sum of all withdrawals; and

- The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

     If death occurs when the decedent is age 85 or older:

The Death Benefit is your Account Value.

OPTIONAL DEATH BENEFITS

Three optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED AND IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT.

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

      THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.    the BASIC DEATH BENEFIT described above;

      PLUS

2.    40% of your "GROWTH" under the Annuity, as defined below.

      "GROWTH" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

      "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.
THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT. PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

      See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

      CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

      If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

      1.    the basic Death Benefit described above; and

      2.    the Highest Anniversary Value as of the Owner's date of death.

      If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

      1.    the basic Death Benefit described above; and

      2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

      THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.
THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. PLEASE SEE APPENDIX D FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

      Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have

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Death Benefit continued

the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

      See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

      CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.    the basic Death Benefit described above; and

2.    the Highest Anniversary Value death benefit described above, and

3.    5% Roll-up described below.

      The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

      If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

- all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

      MINUS

- the sum of all withdrawals, dollar for dollar up to 5% of the death benefit's value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

     If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

- the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

      MINUS

- the sum of all withdrawals which reduce the 5% Roll-up proportionally. PLEASE REFER TO THE DEFINITIONS OF DEATH BENEFIT TARGET DATE BELOW. THIS
DEATH BENEFIT MAY NOT BE AN APPROPRIATE FEATURE WHERE THE OWNER'S AGE IS NEAR THE AGE SPECIFIED IN THE DEATH BENEFIT TARGET DATE. THIS IS BECAUSE THE BENEFIT MAY NOT HAVE THE SAME POTENTIAL FOR GROWTH AS IT OTHERWISE WOULD, SINCE THERE WILL BE FEWER CONTRACT ANNIVERSARIES BEFORE THE DEATH BENEFIT TARGET DATE IS REACHED.

THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT. PLEASE SEE APPENDIX D FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

      See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

- The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

- The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant,

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

      if entity owned, or five years after the Issue Date of the Annuity.

- The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

- The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
- Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If the Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH AN ELIGIBLE MODEL UNDER AN AVAILABLE ASSET ALLOCATION PROGRAM OR IN ACCORDANCE WITH OTHER OPTIONS THAT WE MAY PERMIT. Because this benefit, once elected, may not be terminated, you must keep your Account Value allocated to an eligible model throughout the life of the Annuity. You may, however, switch from one eligible model to another eligible model. Our asset allocation programs are generally described in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.

The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.    the basic Death Benefit described above; and

2.    the HDV as of the Owner's date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.    the basic Death Benefit described above; and

2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
      The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

THE HIGHEST DAILY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST DAILY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, OR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. PLEASE SEE APPENDIX D FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Death Benefit continued

KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:

- The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

- The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.

- The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.

- Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

      Please see Appendix B to this Prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

ANNUITIES WITH JOINT OWNERS

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the Annuity instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS?

DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.
WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

      Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

PAYMENT OF DEATH BENEFIT TO BENEFICIARY

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

- as a lump sum amount at any time within five (5) years of the date of death; or

- as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

     Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Spousal Beneficiary -- Assumption of Annuity
You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. Any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

     See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

o If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

o If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

     A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

     Upon election of this Qualified Beneficiary Continuation option:

o the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.

o the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.

o the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

o the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

o the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

o    no additional Purchase Payments can be applied to the Annuity.

o other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.

o the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

o the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time


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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Death Benefit continued

- upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

- all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

      Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

      Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?

We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

      Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Valuing Your Investment

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. When determining the Account Value on any day other than a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

     Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
      There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based

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Valuing Your Investment continued

on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

     The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

     American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

-     trading on the NYSE is restricted;

- an emergency exists making redemption or valuation of securities held in the separate account impractical; or

- the SEC, by order, permits the suspension or postponement for the protection of security holders.

      INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

      ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.
      SCHEDULED TRANSACTIONS: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
      UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

      DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
      TRANSACTIONS IN RYDEX AND PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those units being different than it was before the change, however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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Tax Considerations

The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

      This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

      Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

      It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

      If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.
      If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

      If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

      If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS
A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

      After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-     the amount is paid on or after you reach age 59 1/2 or die;

-     the amount received is attributable to your becoming disabled;

- generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59-1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

      Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

      Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

      Tax consequences to the beneficiary vary among the death benefit payment options.

-     Choice 1: the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distri-

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Tax Considerations continued

bution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

      State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

      Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

      An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

      Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

      Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

      If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

      If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

      If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

      Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:
- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

o You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

     Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, this contract may be purchased for use in connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

     You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans
IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.

     Contributions Limits/Rollovers. Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA or as a combined contribution for both the current and prior tax year (only available between January 1st and April 15th. In 2005 the limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 increasing to $1,000 in 2006 and years thereafter.

     The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

     Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o    You cannot sell, assign or pledge the contract;

o The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

o The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o Death and annuity payments must meet "minimum distribution requirements" described below.

     Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Tax Considerations continued

addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-     A 10% "early distribution penalty" described below;

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-     Failure to take a minimum distribution also described below.

      SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
- If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
      (a) $42,000 in 2005 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;

- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

- SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.

     You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

     ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-     Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

      Because of the way the contract is designed, you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, a Roth IRA or with a combined contribution for both the current and prior tax year (only available between January 1st and April 15th. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

-     Your attainment of age 59 1/2;

-     Your severance of employment;

-     Your death;

-     Your total and permanent disability; or

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

     These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

     Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

      Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

      You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

      Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

-     the amount is paid on or after you reach age 59 1/2 or die;

-     the amount received is attributable to your becoming disabled; or

- generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.).

      Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

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Tax Considerations continued

-     For all other distributions, we will withhold at a 10% rate.

      We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

      Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

      Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.

      Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

      Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

      Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

      IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION
For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.


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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

General Information

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

      American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

      Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

      No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

SEPARATE ACCOUNT B

During the accumulation period, the assets supporting obligations based on allocations to the variable investment options

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

GENERAL INFORMATION CONTINUED

are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

      Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. From November 16, 1993, the date the Annuity was first available, until June 30, 1994 the annualized expenses charged against the Sub-accounts under the Annuity totaled 1.90%. This included 1.00% as an investment allocation services charge and 0.90% for the combination of mortality and expense risk, as well as administration charges (we refer to this as the "Insurance Charge"). Starting on July 1, 1994, the 1.00% investment allocation services charge was no longer assessed, so that the total annualized charges under the Annuity were 0.90%. As of May 1, 1998 the total annualized charges were further reduced to 0.65%. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

      Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002 each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account
B. The consolidation of Separate Account B had no impact on Annuity Owners.

      We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

      VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

SEPARATE ACCOUNT D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

     There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities

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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

      We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

      We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

      American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

General Information continued

Service Fees Payable to American Skandia
American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment advisor, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

     In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing the Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.

     ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

     Commissions may be paid based on Account Value. The maximum commission to be paid in connection with the sale is 0.30% per year of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

     In addition, in an effort to promote the sale of our products, (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives) we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to ASM. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge


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                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

INCORPORATION OF CERTAIN DOCUMENTS
BY REFERENCE
American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http:// www.sec.gov.

FINANCIAL STATEMENTS
The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:

o calling our Customer Service Team at 1-800-752-6342 during our normal business hours, 8:30 a.m., EST to 8:00 p.m. EST, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.

o writing to us via regular mail at American Skandia -- Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

o sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com

o accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com

     You can obtain account information by calling our automated response system, and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney- in-fact acting pursuant to a power of attorney or an investment professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

     Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

     American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the

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AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

General Information continued

only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
o  American Skandia Life Assurance Corporation
o  American Skandia Life Assurance Corporation Variable Account B
o  American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments made to Promote Sale of Our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations
o  How We Calculate the Market Value Adjustment

General Information
o  Voting Rights
o  Modification
o  Deferral of Transactions
o  Misstatement of Age or Sex
o  Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

UNIT PRICES AND NUMBERS OF UNITS: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2005.

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                       YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
SUB-ACCOUNT                                        2004         2003         2002         2001         2000
                                                ----------   ----------   ----------   ----------   ----------
AST JPMORGAN INTERNATIONAL EQUITY (1993)
  WITH NO OPTIONAL BENEFITS
  UNIT PRICE                                    $    19.19   $    16.49   $    12.71   $    15.68   $    20.44
  NUMBER OF UNITS                                  239,273      219,979      254,902      332,333      481,172
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    14.97   $    12.90   $     9.96           --           --
  Number of Units                                   32,193       15,315           10           --           --
  With GMWB
  Unit Price                                    $    18.02   $    15.54           --           --           --
  Number of Units                                  340,083      425,263           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                    $  14.8882           --           --           --           --
  Number of Units                               1339.77647           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $     8.24   $     7.13           --           --           --
  Number of Units                                  553,542      362,254           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    29.04   $    25.15   $    19.53           --           --
  Number of Units                                9,357,235   10,947,011   14,140,023           --           --
  With HAV, EBP and GMWB
  Unit Value                                    $    14.78   $    12.81           --           --           --
  Number of Units                                  192,576       57,874           --           --           --

AST WILLIAM BLAIR INTERNATIONAL GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $    16.65   $    14.43   $    10.37   $    14.04   $    18.48
  Number of Units                                1,259,678      536,475      371,174      539,241      792,703
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    15.55   $    13.51           --           --           --
  Number of Units                                   84,493       20,709           --           --           --
  With GMWB
  Unit Price                                    $    16.21   $    14.10           --           --           --
  Number of Units                                1,562,369      879,869           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $ 15.46244   $    13.47           --           --           --
  Number of Units                               1727.50872          735           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $    16.42   $    14.32           --           --           --
  Number of Units                                1,953,908    1,166,396           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    15.69   $    13.70   $     9.92           --           --
  Number of Units                               45,657,801   29,706,745   29,062,215           --           --
  With HAV, EBP and GMWB
  Unit Value                                    $    15.35   $    13.41           --           --           --
  Number of Units                                1,986,105      470,320           --           --           --

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
SUB-ACCOUNT                                        1999         1998         1997         1996         1995         1994
                                                ----------   ----------   ----------   ----------   ----------   ----------
AST JPMORGAN INTERNATIONAL EQUITY (1993)
  WITH NO OPTIONAL BENEFITS
  UNIT PRICE                                    $    27.98   $    17.16   $    14.38   $    12.27   $    11.29   $    10.36
  NUMBER OF UNITS                                  425,100      485,513      477,264      408,066      452,589      199,313
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With GMWB
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --

AST WILLIAM BLAIR INTERNATIONAL GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $    24.68   $     13.6   $    11.78           --           --           --
  Number of Units                                  962,018      729,573      235,801           --           --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With GMWB
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS


                                                               YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------
SUB-ACCOUNT                                 2004              2003           2002          2001         2000
                                         -----------       -----------   ------------   ----------   ----------
AST LSV INTERNATIONAL VALUE (1995)
  WITH NO OPTIONAL BENEFITS
  UNIT PRICE                             $     14.86       $     12.36   $       9.29   $    11.27   $    16.73
  Number of Units                            275,575           283,809        200,531      232,142      344,664
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     15.60       $     13.01             --           --           --
  Number of Units                              3,559             2,066             --           --           --
  With GMWB
  Unit Price                             $     14.44       $     12.05             --           --           --
  Number of Units                            250,064           287,328             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --                --             --           --           --
  Number of Units                                 --                --             --           --           --
  With any one of EBP or HAV and GM  WB
  Unit Value                             $      7.01       $      5.86             --           --           --
  Number of Units                            233,045            91,736             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     13.89       $     11.64   $       8.81           --           --
  Number of Units                          8,761,943         9,705,366     10,185,535           --           --
  With HAV, EBP and GMWB
  Unit Value                             $     15.40       $     12.92             --           --           --
  Number of Units                             76,147            20,245             --           --           --

AST MFS GLOBAL EQUITY (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.78       $     10.01   $       7.93   $     9.09   $    10.17
  Number of Units                            392,469           126,748        114,507       47,989       11,623
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     14.60       $     12.45             --           --           --
  Number of Units                             22,226             3,213             --           --           --
  With GMWB
  Unit Price                             $     11.56       $      9.87             --           --           --
  Number of Units                            256,952           232,362             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $  14.52599       $     12.41             --           --           --
  Number of Units                         141.049939               117             --           --           --
  With any one of EBP or HAV and GM  WB
  Unit Value                             $     10.98       $      9.40             --           --           --
  Number of Units                            213,485           123,219             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     11.32       $      9.70   $       7.74           --           --
  Number of Units                          7,680,830         6,790,405      5,878,055           --           --
  With HAV, EBP and GMWB
  Unit Value                             $     14.42       $     12.36             --           --           --
  Number of Units                            143,889            34,777             --           --           --

                                                               YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
SUB-ACCOUNT                                 1999         1998         1997         1996         1995      1994
                                         ----------   ----------   ----------   ----------   ----------   ----
AST LSV INTERNATIONAL VALUE (1995)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    24.16   $    12.82   $    11.63   $    11.49   $    10.27     --
  Number of Units                           274,671      230,548      203,237      278,460      137,991     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With GMWB
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With any one of EBP or HAV and GM  WB
  Unit Value                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --

AST MFS GLOBAL EQUITY (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    11.03           --           --           --           --     --
  Number of Units                               213           --           --           --           --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With GMWB
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --           --           --           --     --
  Number of Units                                --           --           --           --           --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                         YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2004              2003              2002              2001              2000
-----------------------------------------  --------------    --------------    --------------    --------------    ---------------
AST STATE STREET RESEARCH SMALL-CAP
GROWTH(1)
   WITH NO OPTIONAL BENEFITS
   Unit Price                              $        18.07    $        19.55    $        13.55    $        20.79    $        22.37
   Number of Units                                150,542           208,990           242,006           337,538           369,812
   With any one of GRO Plus, EBP or HAV
   Unit Price                              $        12.59    $        13.66    $         9.49                --                --
   Number of Units                                  4,127             4,362                 5                --                --
   With GMWB
   Unit Price                              $        15.24    $        16.55                --                --                --
   Number of Units                                457,541           677,748                --                --                --
   With any two of GRO Plus, EBP or HAV
   Unit Price                                          --                --                --                --                --
   Number of Units                                     --                --                --                --                --
   With any one of EBP or HAV and GMWB
   Unit Value                              $        15.97    $        17.38              --                  --                --
   Number of Units                                107,136           145,364              --                  --                --
   With HAV, EBP and GRO Plus
   Unit Price                              $        16.86    $        18.37    $        12.83                --                --
   Number of Units                             10,017,372        14,111,281        17,093,250                --                --
   With HAV, EBP and GMWB
   Unit Value                              $        12.43    $        13.56                --                --                --
   Number of Units                                 82,128            52,103                --                --                --

AST DEAM SMALL-CAP GROWTH (1999)
   WITH NO OPTIONAL BENEFITS
   Unit Price                              $        10.07    $         9.27    $         6.32    $         8.65    $        12.16
   Number of Units                                411,807           574,817           493,736           711,997           727,887
   With any one of GRO Plus, EBP or HAV
   Unit Price                              $        15.43    $        14.22    $         9.73                --                --
   Number of Units                                  6,072             3,583             1,705                --                --
   With GMWB
   Unit Price                              $         9.86    $         9.10                --                --                --
   Number of Units                                696,332           853,542                --                --                --
   With any two of GRO Plus, EBP or HAV
   Unit Price                              $     15.34424                --                --                --                --
   Number of Units                             681.433554                --                --                --                --
   With any one of EBP or HAV and GMWB
   Unit Value                              $         7.41    $         6.86                --                --                --
   Number of Units                                293,384           258,089                --                --                --
   With HAV, EBP and GRO Plus
   Unit Price                              $         9.63    $         8.92    $         6.13                --                --
   Number of Units                             28,867,491        38,960,912        44,042,514                --                --
   With HAV, EBP and GMWB
   Unit Value                              $        15.23    $        14.13                --                --                --
   Number of Units                                 78,039            27,101                --                --                --

                                                                  YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------
SUB-ACCOUNT                                 1999         1998         1997         1996         1995         1994
---------------------------------------  ----------   ----------   ----------   ----------   ----------   ---------
AST STATE STREET RESEARCH SMALL-CAP
GROWTH (1)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    43.43   $    18.07   $    17.57   $    16.71   $    14.04   $   10.69
  Number of Units                           690,331      506,384      399,262      271,845      221,840      96,278
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With GMWB
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With HAV, EBP and GMWB
  Unit Value                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --

AST DEAM SMALL-CAP GROWTH (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    15.49           --           --           --           --          --
  Number of Units                           608,042           --           --           --           --          --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With GMWB
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --
  With HAV, EBP and GMWB
  Unit Value                                     --           --           --           --           --          --
  Number of Units                                --           --           --           --           --          --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                            YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------
SUB-ACCOUNT                                     2004           2003           2002          2001
----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      10.38    $       8.49   $       5.04   $     7.17
  Number of Units                               477,568         322,365        276,968      212,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      20.22    $      16.58             --           --
  Number of Units                                19,826           6,887             --           --
  With GMWB
  Unit Price                               $      10.23    $       8.40             --           --
  Number of Units                               364,887         339,964             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $    20.1158    $      16.54             --           --
  Number of Units                            1299.90704             211             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $      10.12    $       8.33             --           --
  Number of Units                             1,169,995         859,909             --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $      10.06    $       8.29   $       4.96           --
  Number of Units                             9,987,085       9,773,467      5,188,521           --
  With HAV, EBP and GMWB
  Unit Value                               $      19.97    $      16.47             --           --
  Number of Units                               633,435         164,946             --           --

AST GOLDMAN SACHS SMALL-CAP VALUE (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      23.85    $      19.98   $      14.25   $    15.58
  Number of Units                               276,076         396,816        572,355      943,242
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      16.83    $      14.13             --           --
  Number of Units                                 4,003           4,263             --           --
  With GMWB
  Unit Price                               $      23.27    $      19.56             --           --
  Number of Units                               409,460         602,009             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $   16.73813              --             --           --
  Number of Units                            1591.29724              --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $      20.52    $      17.29             --           --
  Number of Units                                28,076          35,022             --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $      22.62    $      19.09   $      13.72           --
  Number of Units                            11,890,819      15,281,632     20,004,839           --
  With HAV, EBP and GMWB
  Unit Value                               $      16.61    $      14.03             --           --
  Number of Units                                    17              75             --           --

                                                              YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------
SUB-ACCOUNT                                   2000         1999         1998     1997   1996   1995   1994
----------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     9.09           --          --     --     --     --     --
  Number of Units                               8,370           --          --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With GMWB
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --

AST GOLDMAN SACHS SMALL-CAP VALUE (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $    14.27   $    10.73   $    9.93     --     --     --     --
  Number of Units                             362,487      133,145      65,255     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With GMWB
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                       --           --          --     --     --     --     --
  Number of Units                                  --           --          --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
SUB-ACCOUNT                                       2004            2003           2002          2001
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $      20.52    $      17.74   $      13.15   $    14.61
  Number of Units                                  607,239         730,928        680,968      979,765
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      15.67    $      13.58   $      10.09           --
  Number of Units                                   57,772          26,249          1,652           --
  With GMWB
  Unit Price                                  $      19.98    $      17.33             --           --
  Number of Units                                  768,148         920,213             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $     15.589    $      13.54             --           --
  Number of Units                               1343.17981             471             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      16.64    $      14.47             --           --
  Number of Units                                1,293,786         962,965             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      19.34    $      16.84   $      12.58           --
  Number of Units                               24,679,683      29,340,189     32,549,396           --
  With HAV, EBP and GMWB
  Unit Value                                  $      15.47    $      13.49             --           --
  Number of Units                                1,067,140         344,340             --           --

AST DEAM SMALL-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $      13.34    $      11.00   $       7.72           --
  Number of Units                                  118,424         110,748         22,404           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      17.36    $      14.35             --           --
  Number of Units                                   15,274             501             --           --
  With GMWB
  Unit Price                                  $      13.22    $      10.93             --           --
  Number of Units                                  130,939          74,344             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $   17.27205              --             --           --
  Number of Units                               2044.11926              --             --           --
  With any one of EBP or HAV   and GMWB
  Unit Value                                  $      13.13    $      10.89             --           --
  Number of Units                                  138,078         131,066             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      13.07    $      10.86   $       7.68           --
  Number of Units                                3,380,290       2,104,855        581,833           --
  With HAV, EBP and GMWB
  Unit Value                                  $      17.14    $      14.25             --           --
  Number of Units                                   91,275          30,696             --           --

                                                                  YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------
SUB-ACCOUNT                                  2000         1999         1998         1997          1996   1995   1994
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $    13.74   $    11.35   $    11.36   $    12.78         --     --     --
  Number of Units                            594,074      570,268      895,422      771,770         --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With GMWB
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With HAV, EBP and GMWB
  Unit Value                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --

AST DEAM SMALL-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With GMWB
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With any one of EBP or HAV   and GMWB
  Unit Value                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --
  With HAV, EBP and GMWB
  Unit Value                                      --           --           --           --         --     --     --
  Number of Units                                 --           --           --           --         --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
SUB-ACCOUNT                                   2004           2003           2002          2001         2000
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $      4.28    $       3.70   $       2.83   $     3.93   $     6.61
  Number of Units                             585,234         408,709        162,029      373,853      159,879
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $     14.87    $      12.89             --           --           --
  Number of Units                              22,741          17,091             --           --           --
  With GMWB
  Unit Price                              $      4.21    $       3.65             --           --           --
  Number of Units                             511,677         450,688             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $   14.78765   $      12.86             --           --           --
  Number of Units                           726.514355            382             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                              $      4.44    $       3.87             --           --           --
  Number of Units                           2,232,502       1,535,565             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                              $      4.13    $       3.60   $       2.78           --           --
  Number of Units                          22,942,466      21,856,921     16,748,577           --           --
  With HAV, EBP and GMWB
  Unit Value                              $     14.68    $      12.81             --           --           --
  Number of Units                             633,571         170,457             --           --           --

AST NEUBERGER BERMAN MID-CAP GROWTH (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $     20.32    $      17.62   $      13.59   $    19.88   $    26.97
  Number of Units                             340,048         273,193        323,369      477,410      301,210
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $     14.17    $      12.32             --           --           --
  Number of Units                              10,856           7,930             --           --           --
  With GMWB
  Unit Price                              $     19.33    $      16.83             --           --           --
  Number of Units                             291,783         360,730             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $  14.09684              --             --           --           --
  Number of Units                           243.74115              --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                              $      7.14    $       6.23             --           --           --
  Number of Units                             555,160         371,267             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                              $     18.94    $      16.55   $      12.86           --           --
  Number of Units                          14,682,452      17,346,127     19,674,777           --           --
  With HAV, EBP and GMWB
  Unit Value                              $     13.99    $      12.24             --           --           --
  Number of Units                             238,963          96,132             --           --           --

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
SUB-ACCOUNT                                  1999         1998         1997         1996         1995        1994
-------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With GMWB
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With HAV, EBP and GMWB
  Unit Value                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --

AST NEUBERGER BERMAN MID-CAP GROWTH (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $   29.53    $   19.63    $    16.38   $    14.15   $   12.27    $   9.95
  Number of Units                            91,314       94,905       104,340      100,758      89,474       3,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With GMWB
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --
  With HAV, EBP and GMWB
  Unit Value                                     --           --            --           --          --          --
  Number of Units                                --           --            --           --          --          --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
SUB-ACCOUNT                                     2004           2003           2002           2001          2000
------------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP VALUE (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                $     29.33    $      24.04   $      17.75   $      19.97   $    20.73
  Number of Units                               726,167         653,342        765,716        778,257      619,565
  With any one of GRO Plus, EBP or HAV
  Unit Price                                $     16.43    $      13.50   $       9.99             --           --
  Number of Units                                60,433          31,506              5             --           --
  With GMWB
  Unit Price                                $     28.87    $      23.74             --             --           --
  Number of Units                               773,869         905,217             --             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                $  16.34002    $      13.46             --             --           --
  Number of Units                            2465.17875             183             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                $     16.76    $      13.82             --             --           --
  Number of Units                             1,116,503         781,348             --             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                $     28.95    $      23.90   $      17.78             --           --
  Number of Units                            29,107,559      32,561,133     37,524,187             --           --
  With HAV, EBP and GMWB
  Unit Value                                $     16.22    $      13.40             --             --           --
  Number of Units                               989,311         268,150             --             --           --

AST ALGER ALL-CAP GROWTH (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                $      5.21    $       4.83   $       3.59   $       5.63   $      6.8
  Number of Units                               487,430         564,609        624,243      1,351,204      168,813
  With any one of GRO Plus, EBP or HAV
  Unit Price                                $     13.53    $      12.59             --             --           --
  Number of Units                                 4,448           2,195             --             --           --
  With GMWB
  Unit Price                                $      5.12    $       4.76             --             --           --
  Number of Units                             1,788,021       2,563,376             --             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --              --             --             --           --
  Number of Units                                    --              --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                $      6.49    $       6.06             --             --           --
  Number of Units                               214,092         200,264             --             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                $      5.01    $       4.69   $       3.51             --           --
  Number of Units                            56,424,612      75,107,237     85,441,507             --           --
  With HAV, EBP and GMWB
  Unit Value                                $     13.36    $      12.50             --             --           --
  Number of Units                               123,773          34,250             --             --           --

                                                                     YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------
SUB-ACCOUNT                                    1999         1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP VALUE (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                $    16.37   $    15.59   $    16.07   $    12.81   $    11.59   $    9.27
  Number of Units                              385,591      218,024      260,929      103,416      164,976      86,555
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With GMWB
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With HAV, EBP and GMWB
  Unit Value                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --

AST ALGER ALL-CAP GROWTH (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With GMWB
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --
  With HAV, EBP and GMWB
  Unit Value                                        --           --           --           --           --          --
  Number of Units                                   --           --           --           --           --          --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                             YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
SUB-ACCOUNT                                      2004           2003           2002          2001
-------------------------------------------  ------------   ------------   ------------   ----------
AST GABELLI ALL-CAP VALUE (2000)
  WITH NO OPTIONAL BENEFITS

  Unit Price                                 $      11.93   $      10.41   $       7.71   $     9.79
  Number of Units                                 214,855        268,077        201,049      267,724
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.47   $      13.54             --           --
  Number of Units                                  16,033         12,144             --           --
  With GMWB
  Unit Price                                 $      11.75   $      10.30             --           --
  Number of Units                                 400,981        436,340             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $   15.38657             --             --           --
  Number of Units                              531.230157             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      11.63   $      10.21             --           --
  Number of Units                                 256,401        140,873             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      11.56   $      10.16   $       7.59           --
  Number of Units                             10,602,164      12,585,857     11,924,124           --
  With HAV, EBP and GMWB
  Unit Value                                 $      15.27   $      13.44             --           --
  Number of Units                                 122,314         33,721             --           --

AST T. ROWE PRICE NATURAL RESOURCES (1995)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $      33.46   $      25.68   $      19.36   $    20.62
  Number of Units                                 203,341        203,866        108,448      113,440
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      17.98   $      13.83   $      10.45           --
  Number of Units                                  43,046          8,843          2,880           --
  With GMWB
  Unit Price                                 $      32.52   $      25.04             --           --
  Number of Units                                 130,930        162,133             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $   17.88367             --             --           --
  Number of Units                              1544.35639             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      17.81   $      13.75             --           --
  Number of Units                                 192,336         75,013             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      31.27   $      24.17   $      18.36           --
  Number of Units                               5,064,556      5,185,874      5,891,582           --
  With HAV, EBP and GMWB
  Unit Value                                 $      17.75   $      13.74             --           --
  Number of Units                                 148,837         20,929             --           --

                                                                          YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------------
SUB-ACCOUNT                                     2000         1999         1998         1997         1996         1995      1994
-------------------------------------------  ----------   ----------   ----------   ----------   ----------   ---------    ----
AST GABELLI ALL-CAP VALUE (2000)
  WITH NO OPTIONAL BENEFITS

  Unit Price                                 $    10.08           --           --           --           --          --     --
  Number of Units                                54,033           --           --           --           --          --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With GMWB
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With HAV, EBP and GMWB
  Unit Value                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --

AST T. ROWE PRICE NATURAL RESOURCES (1995)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    20.61   $    16.37   $    12.86   $    14.68   $    14.31   $   11.04     --
  Number of Units                               108,081      106,822      109,887      114,880      140,275      27,379     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With GMWB
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --
  With HAV, EBP and GMWB
  Unit Value                                         --           --           --           --           --          --     --
  Number of Units                                    --           --           --           --           --          --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                             YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
SUB-ACCOUNT                                      2004           2003           2002          2001
-----------------------------                ------------   ------------   ------------   ----------
AST ALLIANCE GROWTH 2 (1996)
  WITH NO OPTIONAL BENEFITS

  Unit Price                                 $      13.47   $      12.82   $      10.43   $    15.21
  Number of Units                                  90,747        108,170        210,924      300,536
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      12.01   $      11.46             --           --
  Number of Units                                  15,248          1,374             --           --
  With GMWB
  Unit Price                                 $      13.10   $      12.51             --           --
  Number of Units                                 252,570        366,972             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $   11.95016             --             --           --
  Number of Units                              138.694377             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       6.19   $       5.93             --           --
  Number of Units                                 326,194        263,698             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      12.65   $      12.13   $       9.94           --
  Number of Units                              12,184,469     15,868,913     21,295,907           --
  With HAV, EBP and GMWB
  Unit Value                                 $      11.86   $      11.39             --           --
  Number of Units                                  70,775         28,954             --           --

AST MFS GROWTH (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $       7.81   $       7.10   $       5.82   $     8.15
  Number of Units                                 601,222        596,050        643,644      892,954
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      12.66   $      11.54             --           --
  Number of Units                                  12,399          8,159             --           --
  With GMWB
  Unit Price                                 $       7.67   $       7.00             --           --
  Number of Units                                 935,270      1,225,710             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $   12.59473   $      11.51             --           --
  Number of Units                              165.334231             88             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       7.04   $       6.44             --           --
  Number of Units                                 791,823        893,170             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       7.51   $       6.88   $       5.68           --
  Number of Units                              55,056,292     71,618,196     85,193,279           --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.50   $      11.47             --           --
  Number of Units                                 305,582        188,109             --           --

                                                                         YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------------------
SUB-ACCOUNT                                     2000         1999         1998         1997         1996      1995   1994
-----------------------------                ----------   ----------   ----------   ----------   ----------   ----   ----
AST ALLIANCE GROWTH (2)(1996)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    17.95   $    20.95   $    15.75   $    12.45   $    10.92     --     --
  Number of Units                               218,749      183,376      193,822      199,511      119,830     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With GMWB
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With HAV, EBP and GMWB
  Unit Value                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --

AST MFS GROWTH (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    10.48   $    11.29           --           --           --     --     --
  Number of Units                                93,890       10,558           --           --           --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With GMWB
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --
  With HAV, EBP and GMWB
  Unit Value                                         --           --           --           --           --     --     --
  Number of Units                                    --           --           --           --           --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
SUB-ACCOUNT                                           2004           2003           2002           2001           2000
----------------------------------               ------------    ------------   ------------   ------------   ------------
AST MARSICO CAPITAL GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     $      17.88    $      15.56   $      11.89   $      14.17   $      18.22
  Number of Units                                   1,855,254       1,583,309      1,177,309      1,151,083      1,258,964
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      14.26    $      12.44   $       9.53             --             --
  Number of Units                                     182,733          78,388          6,555             --             --
  With GMWB
  Unit Price                                     $      17.44    $      15.23             --             --             --
  Number of Units                                   1,886,570       2,044,281             --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $    14.1802    $      12.40             --             --             --
  Number of Units                                  7159.85177           1,626             --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $       9.67    $       8.46             --             --             --
  Number of Units                                   5,717,404       4,075,719             --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      16.95    $      14.86   $      11.44             --             --
  Number of Units                                  69,411,260      77,042,171     81,046,482             --             --
  With HAV, EBP and GMWB
  Unit Value                                     $      14.07    $      12.35             --             --             --
  Number of Units                                   3,543,456       1,021,520             --             --             --

AST GOLDMAN SACHS CONCENTRATED GROWTH (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     $      22.68    $      22.02   $      17.69   $      25.38   $      37.39
  Number of Units                                     225,304         282,942        397,460        760,500        853,950
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      12.08    $      11.76             --             --             --
  Number of Units                                       1,989           2,768             --             --             --
  With GMWB
  Unit Price                                     $      21.22    $      20.67             --             --             --
  Number of Units                                     901,202       1,145,694             --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $   12.01829              --             --             --             --
  Number of Units                                   239.794513             --             --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $       4.68    $       4.57             --             --             --
  Number of Units                                     733,920         604,491             --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      24.21    $      23.68   $      19.17             --             --
  Number of Units                                  35,447,067      44,566,515     56,016,467             --             --
  With HAV, EBP and GMWB
  Unit Value                                     $      11.93    $      11.68             --             --             --
  Number of Units                                     162,830          30,932             --             --             --


                                                                        YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
SUB-ACCOUNT                                      1999         1998         1997         1996         1995         1994
----------------------------------            ----------   ----------   ----------   ----------   ----------   -----------
AST MARSICO CAPITAL GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $    21.39   $    14.11   $    10.03           --           --           --
  Number of Units                                935,502      739,559       12,993           --           --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With GMWB
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --

AST GOLDMAN SACHS CONCENTRATED GROWTH (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $    54.52   $    35.4    $    21.18   $    16.59   $    13.04   $     9.54
  Number of Units                                853,471      823,116      666,835      574,520      384,701      187,924
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With GMWB
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                          --           --           --           --           --           --
  Number of Units                                     --           --           --           --           --           --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                                  2004           2003          2002
--------------------------------                        ------------    -----------   -----------
AST DEAM LARGE-CAP VALUE (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                             $     11.47    $      9.77   $      7.77
  Number of Units                                            188,892        139,126        80,618
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $     14.68    $     12.53            --
  Number of Units                                             32,263          1,875            --
  With GMWB
  Unit Price                                             $     11.30    $      9.66            --
  Number of Units                                            138,443        122,564            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $  14.59683    $     12.50            --
  Number of Units                                          106.87389            107            --
  With any one of EBP or HAV and GMWB
  Unit Value                                             $     11.18    $      9.58            --
  Number of Units                                            191,637         85,554            --
  With HAV, EBP and GRO Plus
  Unit Price                                             $     11.11    $      9.54   $      7.64
  Number of Units                                          6,242,941      4,752,102     4,621,831
  With HAV, EBP and GMWB
  Unit Value                                             $     14.49    $     12.45            --
  Number of Units                                            114,540         40,259            --

AST Alliance/Bernstein Growth + Value (3)(2001)
  With No Optional Benefits
  Unit Price                                             $      9.88    $      9.03   $      7.21
  Number of Units                                            115,998         42,479        24,048
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $     13.36    $     12.25            --
  Number of Units                                              6,731          1,360            --
  With GMWB
  Unit Price                                             $      9.75    $      8.95            --
  Number of Units                                            111,211        121,535            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                      --             --            --
  Number of Units                                                 --             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                             $   9.66       $      8.89            --
  Number of Units                                            194,363        137,293            --
  With HAV, EBP and GRO Plus
  Unit Price                                             $   9.61       $      8.85   $      7.12
  Number of Units                                          3,645,930      4,017,495     3,031,899
  With HAV, EBP and GMWB
  Unit Value                                             $  13.19       $     12.16            --
  Number of Units                                             71,486         29,927            --

                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
SUB-ACCOUNT                                         2001        2000     1999   1998   1997   1996   1995   1994
--------------------------------                ----------   ---------   ----   ----   ----   ----   ----   ---
AST DEAM LARGE-CAP VALUE (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     $    9.23   $    9.84     --     --     --     --     --     --
  Number of Units                                   63,553      50,761     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With GMWB
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --

AST ALLIANCE/BERNSTEIN GROWTH + VALUE 3 (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     $    9.68          --     --     --     --     --     --     --
  Number of Units                                   24,134          --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With GMWB
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                            --          --     --     --     --     --     --     --
  Number of Units                                       --          --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
SUB-ACCOUNT                                     2004           2003           2002          2001
----------------------------------------- -------------    ------------  -------------  ------------
AST SANFORD BERNSTEIN CORE VALUE (4) (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      12.55    $      11.09   $        8.7   $     10.1
  Number of Units                               461,239         387,468        305,648       54,784
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      14.49    $      12.83             --           --
  Number of Units                                22,129          11,689             --           --
  With GMWB
  Unit Price                               $      12.39    $      10.99             --           --
  Number of Units                               563,995         403,537             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $   14.41109    $      12.80             --           --
  Number of Units                            2439.73218             322             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $      12.28    $      10.91             --           --
  Number of Units                               603,508         453,569             --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $      12.21    $      10.87   $       8.59           --
  Number of Units                            10,727,241       9,178,786     15,239,844           --
  With HAV, EBP and GMWB
  Unit Value                               $      14.30    $      12.75             --           --
  Number of Units                               243,464          91,128             --           --

AST COHEN & STEERS REALTY (1998)
  WITH NO OPTIONAL BENEFITS

  Unit Price                               $      20.73    $      15.12   $      11.08   $    10.86
  Number of Units                               481,197         507,911        317,670      345,833
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      19.25    $      14.08   $      10.34           --
  Number of Units                                56,156          33,818          4,595           --
  With GMWB
  Unit Price                               $      20.22    $      14.81             --           --
  Number of Units                               316,484         414,634             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $   19.14795              --             --           --
  Number of Units                            863.280926              --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $      22.03    $      16.17             --           --
  Number of Units                               281,181         149,582             --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $      19.66    $      14.45   $      10.67           --
  Number of Units                            12,347,410      13,914,477     14,017,528           --
  With HAV, EBP   and GMWB
  Unit Value                               $      19.00    $      13.99             --           --
  Number of Units                               304,865          61,714             --           --

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
SUB-ACCOUNT                                   2000         1999         1998    1997   1996   1995   1994
-----------------------------------------  -----------  ----------   ---------  ----   ----   ----   ----
AST SANFORD BERNSTEIN CORE VALUE (4) (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With GMWB
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --

AST COHEN & STEERS REALTY (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $    10.63   $     8.48   $    8.35   --     --     --     --
  Number of Units                             335,316      232,305      91,685   --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With GMWB
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                       --           --          --   --     --     --     --
  Number of Units                                  --           --          --   --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                  YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------
SUB-ACCOUNT                                           2004           2003           2002          2001
-------------------------------------------       ------------   ------------   ------------   ----------
AST SANFORD BERNSTEIN MANAGED INDEX 500 (5) (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $      13.51   $      12.36   $       9.77   $     12.4
  Number of Units                                    1,028,912        907,807        711,077      691,458
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $      13.51   $      12.39             --           --
  Number of Units                                       25,139         14,205             --           --
  With GMWB
  Unit Price                                      $      13.18   $      12.10             --           --
  Number of Units                                      721,916        824,390             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                --             --             --           --
  Number of Units                                           --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $       8.99   $       8.28             --           --
  Number of Units                                      642,882        554,156             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                      $      12.81   $      11.81   $       9.41           --
  Number of Units                                   29,399,670     34,343,576     39,938,791           --
  With HAV, EBP   and GMWB
  Unit Value                                      $      13.33   $      12.31             --           --
  Number of Units                                      220,398         82,843             --           --

AST AMERICAN CENTURY INCOME & GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $      15.20   $      13.59   $      10.62   $    13.34
  Number of Units                                      524,434        247,785        278,381      361,018
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $      14.10   $      12.64             --           --
  Number of Units                                       45,234            579             --           --
  With GMWB
  Unit Price                                      $      14.80   $      13.28             --           --
  Number of Units                                      607,957        526,565             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                --             --             --           --
  Number of Units                                           --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $       9.48   $       8.52             --           --
  Number of Units                                      613,910        339,653             --           --
  With HAV, EBP and GRO Plus
  Unit Price                                      $      14.33   $      12.91   $      10.16           --
  Number of Units                                   22,392,584     19,177,690     22,410,834           --
  With HAV, EBP and GMWB
  Unit Value                                      $      13.92   $      12.56             --           --
  Number of Units                                      233,605         63,878             --           --


                                                                         YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
SUB-ACCOUNT                                          2000         1999         1998           1997     1996   1995   1994
------------------------------------------------ -----------  -----------  -----------    ----------   ----   ----   ----
AST SANFORD BERNSTEIN MANAGED INDEX 500 (5) (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $    13.86   $    15.31   $    12.71            --     --     --     --
  Number of Units                                    523,132      262,088      222,115            --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With GMWB
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --

AST AMERICAN CENTURY INCOME & GROWTH (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      $     14.66   $    16.54   $    13.54   $    12.14     --     --     --
  Number of Units                                     386,882      212,826      158,481      104,567     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With GMWB
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                              --           --           --            --     --     --     --
  Number of Units                                         --           --           --            --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS


                                                                  YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
SUB-ACCOUNT                                    2004           2003           2002           2001          2000
---------------------------------------- -------------    ------------   ------------   ------------   -----------
AST ALLIANCE GROWTH AND INCOME (6) (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $      27.83    $      25.23   $      19.18   $      25.17   $    25.45
  Number of Units                              881,766         772,571        781,774      1,063,471      824,148
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $      14.21    $      12.92   $       9.84             --           --
  Number of Units                              149,444          75,316          6,376             --           --
  With GMWB
  Unit Price                              $      23.87    $      21.72             --             --           --
  Number of Units                            1,016,837       1,264,426             --             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $   14.13634    $      12.88             --             --           --
  Number of Units                            3866.4619             957             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                              $      11.24    $      10.25             --             --           --
  Number of Units                            4,119,501       3,076,626             --             --           --
  With HAV, EBP and GRO Plus
  Unit Price                              $      30.46    $      27.83   $      21.31             --           --
  Number of Units                           38,178,893      46,013,553     49,030,576             --           --
  With HAV, EBP   and GMWB
  Unit Value                              $      14.03    $      12.83             --             --           --
  Number of Units                            3,211,199         932,323             --             --           --

AST HOTCHKIS & WILEY LARGE-CAP VALUE
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $      23.29    $      20.31   $      17.04   $      20.79   $    22.89
  Number of Units                              269,303         244,888        274,957        421,855      458,422
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $      13.48    $      11.78             --             --           --
  Number of Units                                7,563           1,343             --             --           --
  With GMWB
  Unit Price                              $      21.41    $      18.73             --             --           --
  Number of Units                              826,374       1,102,775             --             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $   13.40507              --             --             --           --
  Number of Units                           1075.13575              --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                              $      10.25    $       8.99             --             --           --
  Number of Units                              417,314         204,589             --             --           --
  With HAV, EBP and GRO Plus
  Unit Price                              $      21.73    $      19.09   $      16.14             --           --
  Number of Units                           23,642,429      29,269,249     37,055,825             --           --
  With HAV, EBP and GMWB
  Unit Value                              $      13.30    $      11.70             --             --           --
  Number of Units                              126,725          38,215             --             --           --


                                                                    YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------
SUB-ACCOUNT                                  1999         1998         1997         1996         1995         1994
---------------------------------------- ------------ -----------  -----------  -----------  -----------  ------------
AST ALLIANCE GROWTH AND INCOME (6) (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $    24.28   $    21.05   $    18.84   $    15.32   $    13.04   $    10.21
  Number of Units                            771,705      666,925      700,150      671,510      498,080      238,128
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With GMWB
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --

AST HOTCHKIS & WILEY LARGE-CAP VALUE
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $       22   $    19.82   $    17.6    $    14.38   $    12.39   $     9.62
  Number of Units                            291,589      317,432      287,286      283,889      293,340      150,719
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With GMWB
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                      --           --           --           --           --           --
  Number of Units                                 --           --           --           --           --           --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                      YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
SUB-ACCOUNT                                         2004           2003           2002          2001         2000
----------------------------------------------  ------------   ------------   ------------   ----------   -----------
AST DEAM GLOBAL ALLOCATION (7) (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $      19.24   $      17.43   $      14.68   $    17.47   $    19.92
  Number of Units                                     64,342         87,241        100,537      149,042      172,245
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              --             --             --           --           --
  Number of Units                                         --             --             --           --           --
  With GMWB
  Unit Price                                    $      17.79   $      16.18             --           --           --
  Number of Units                                    185,361        244,970             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              --             --             --           --           --
  Number of Units                                         --             --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $       9.55   $       8.71             --           --           --
  Number of Units                                     78,619         61,801             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                    $      18.72   $      17.09   $       14.5           --           --
  Number of Units                                 10,839,913     14,050,030     18,212,529           --           --
  With HAV, EBP and GMWB
  Unit Value                                    $      12.81   $      11.70             --           --           --
  Number of Units                                     16,079          1,832             --           --           --

AST AMERICAN CENTURY STRATEGIC BALANCED (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $      16.05   $      14.83   $      12.56   $       14   $    14.65
  Number of Units                                    121,891        191,980        128,128      182,487      106,849
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $      12.70   $      11.76             --           --           --
  Number of Units                                     27,133         11,934             --           --           --
  With GMWB
  Unit Price                                    $      15.63   $      14.48             --           --           --
  Number of Units                                    180,248        236,617             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              --             --             --           --           --
  Number of Units                                         --             --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $      10.56   $       9.81             --           --           --
  Number of Units                                    146,721        115,095             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                    $      15.13   $      14.08   $      12.01           --           --
  Number of Units                                 11,127,765     13,028,139     12,683,097           --           --
  With HAV, EBP and GMWB
  Unit Value                                    $      12.54   $      11.68             --           --           --
  Number of Units                                    102,109         30,366             --           --           --

                                                                          YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------------------
SUB-ACCOUNT                                        1999         1998         1997         1996         1995         1994
---------------------------------------------- -----------  -----------  -----------  -----------  ------------ ------------
AST DEAM GLOBAL ALLOCATION (7) (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $    20.97   $    17.46   $    15.57   $    13.27   $    12.04   $     9.91
  Number of Units                                  203,969      223,039      211,541      186,453      239,737      114,927
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With GMWB
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP   and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --

AST AMERICAN CENTURY STRATEGIC BALANCED (1997)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    $    15.22   $    13.56   $    11.25           --           --           --
  Number of Units                                   52,889       22,252        3,720           --           --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With GMWB
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --
  With HAV, EBP   and GMWB
  Unit Value                                            --           --           --           --           --           --
  Number of Units                                       --           --           --           --           --           --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------
SUB-ACCOUNT                                    2004           2003           2002          2001         2000
----------------------------------------- ------------    ------------   ------------   ----------   -----------
AST T. ROWE PRICE ASSET ALLOCATION (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     23.17    $      20.98   $      17.03   $    19.02   $    20.11
  Number of Units                              187,867         146,224        155,933      109,469      114,244
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     13.50    $      12.26   $       9.97           --           --
  Number of Units                               28,473          16,691          8,031           --           --
  With GMWB
  Unit Price                               $     21.12    $      19.19             --           --           --
  Number of Units                              278,007         275,220             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $  13.43267              --             --           --           --
  Number of Units                            778.716368             --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $     11.39    $      10.37             --           --           --
  Number of Units                              357,085         222,150             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $     21.61    $      19.72   $      16.13           --           --
  Number of Units                           14,874,922      15,311,524     15,466,227           --           --
  With HAV, EBP and GMWB
  Unit Value                               $     13.33    $      12.18             --           --           --
  Number of Units                              202,648          83,496             --           --           --

AST T. ROWE PRICE GLOBAL BOND (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $     15.42    $      14.28   $      12.74   $    11.15   $    10.93
  Number of Units                              590,587         465,034        585,072      192,368      211,010
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $     12.43    $      11.55             --           --           --
  Number of Units                               26,235           2,095             --           --           --
  With GMWB
  Unit Price                               $     15.10    $      14.04             --           --           --
  Number of Units                              226,266         245,525             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $  12.36567              --             --           --           --
  Number of Units                           1896.89519              --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                               $     14.73    $      13.73             --           --           --
  Number of Units                              657,913         289,862             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                               $     14.35    $      13.40   $      12.04           --           --
  Number of Units                           10,944,174      11,102,795     14,576,376           --           --
  With HAV, EBP   and GMWB
  Unit Value                               $     12.27    $      11.47             --           --           --
  Number of Units                              759,419          92,875             --           --           --

                                                                    YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------
SUB-ACCOUNT                                   1999         1998         1997         1996         1995         1994
----------------------------------------- ------------ ------------ ------------ ------------ ------------ -----------
AST T. ROWE PRICE ASSET ALLOCATION (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $    20.34   $    18.56   $    15.78   $    13.44   $    11.98   $     9.8
  Number of Units                             134,685      136,200       99,319       82,655       89,787      74,058
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With GMWB
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With HAV, EBP and GMWB
  Unit Value                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --

AST T. ROWE PRICE GLOBAL BOND (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $    11.05   $    12.13   $    10.65   $    11.11   $    10.58   $    9.61
  Number of Units                             222,268      335,544      266,136      213,216      127,373      25,171
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With GMWB
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --
  With HAV, EBP   and GMWB
  Unit Value                                       --           --           --           --           --          --
  Number of Units                                  --           --           --           --           --          --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                               YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
SUB-ACCOUNT                                  2004           2003           2002          2001         2000
---------------------------------------  -----------    ------------- -------------   ----------   -----------
AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     17.55    $      15.90   $      13.17   $    13.25   $    13.31
  Number of Units                          1,530,847       2,292,230      1,347,832      786,689      652,586
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     13.63    $      12.38   $      10.28           --           --
  Number of Units                             57,106          40,814          3,156           --           --
  With GMWB
  Unit Price                             $     16.48    $      14.99             --           --           --
  Number of Units                            889,797       1,249,072             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $  13.55661              --             --           --           --
  Number of Units                          177.59012              --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     12.06    $      10.99             --           --           --
  Number of Units                            957,756         906,947             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     16.37    $      14.95   $      12.47           --           --
  Number of Units                         29,073,000      39,951,395     38,477,793           --           --
  With HAV, EBP   and GMWB
  Unit Value                             $     13.46    $      12.30             --           --           --
  Number of Units                            395,118         144,343             --           --           --

AST LORD ABBETT BOND-DEBENTURE (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     13.03    $      12.21   $      10.35   $    10.38   $    10.14
  Number of Units                            791,466         707,957        590,060      149,890        1,858
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     12.83    $      12.05   $      10.24           --           --
  Number of Units                             48,997          21,453             10           --           --
  With GMWB
  Unit Price                             $     12.84    $      12.08             --           --           --
  Number of Units                            496,333         467,191             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --              --             --           --           --
  Number of Units                                 --              --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     12.71    $      11.98             --           --           --
  Number of Units                          1,012,739         814,135             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     12.63    $      11.92   $      10.18           --           --
  Number of Units                         12,180,171      13,311,181     10,468,962           --           --
  With HAV, EBP   and GMWB
  Unit Value                             $     12.67    $      11.97             --           --           --
  Number of Units                            733,436         309,328             --           --           --

                                                                   YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
SUB-ACCOUNT                                 1999         1998         1997         1996         1995         1994
---------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    14.84   $    14.64   $    14.37   $    12.75   $    11.32   $     9.56
  Number of Units                           557,915      626,368      595,692      433,739      300,107      122,508
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With GMWB
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With HAV, EBP and GMWB
  Unit Value                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --

AST LORD ABBETT BOND-DEBENTURE (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With GMWB
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --
  With HAV, EBP   and GMWB
  Unit Value                                     --           --           --           --           --           --
  Number of Units                                --           --           --           --           --           --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                               YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------
SUB-ACCOUNT                                         2004           2003            2002           2001           2000
-----------------------------------            ------------    ------------  --------------   ------------   -------------
AST PIMCO TOTAL RETURN BOND (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $      19.18    $      18.39   $       17.58   $       16.2   $      14.98
  Number of Units                                 1,862,830       1,896,238       2,496,607      2,171,814      2,219,006
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      11.05    $      10.63   $       10.18             --             --
  Number of Units                                   258,631          96,756           7,823             --             --
  With GMWB
  Unit Price                                   $      18.32    $      17.64              --             --             --
  Number of Units                                 1,880,660       2,172,385              --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $   10.99354              --              --             --             --
  Number of Units                                685.317923              --              --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      13.72    $      13.23              --             --             --
  Number of Units                                 3,074,732       2,301,863              --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      17.89    $      17.29   $       16.65             --             --
  Number of Units                                67,873,940      84,154,157     113,007,310             --             --
  With HAV, EBP and GMWB
  Unit Value                                   $      10.91    $      10.55              --             --             --
  Number of Units                                 3,124,509       1,067,126              --             --             --

AST PIMCO LIMITED MATURITY BOND (1995)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $      15.64    $      15.42   $       15.03   $      14.24   $      13.28
  Number of Units                                 1,681,588       1,309,374       1,605,101      1,002,458        862,868
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      10.45    $      10.33              --             --             --
  Number of Units                                   151,967          64,164              --             --             --
  With GMWB
  Unit Price                                   $      15.19    $      15.04              --             --             --
  Number of Units                                   981,539         984,068              --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $   10.39616    $      10.30              --             --             --
  Number of Units                                16942.4595          13,612              --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      12.18    $      12.08              --             --             --
  Number of Units                                 2,189,975         956,856              --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      14.61    $      14.52   $       14.26             --             --
  Number of Units                                43,557,328      49,909,791      61,707,894             --             --
  With HAV, EBP and GMWB
  Unit Value                                   $      10.32    $      10.26              --             --             --
  Number of Units                                 1,926,546         238,601              --             --             --

                                                                   YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------
SUB-ACCOUNT                              1999           1998           1997           1996          1995         1994
-----------------------------------  ------------   ------------   ------------   ------------   ----------   -----------
AST PIMCO TOTAL RETURN BOND (1994)
  WITH NO OPTIONAL BENEFITS
  Unit Price                         $      13.51   $      13.75   $      12.65   $       11.6   $    11.32   $     9.62
  Number of Units                       1,509,966      1,703,920      1,523,587      1,203,159      846,356      256,950
  With any one of GRO Plus, EBP
  or HAV
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With GMWB
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With any two of GRO Plus, EBP
  or HAV
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With any one of EBP or HAV and
  GMWB
  Unit Value                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With HAV, EBP and GMWB
  Unit Value                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --

AST PIMCO LIMITED MATURITY BOND
(1995)
  WITH NO OPTIONAL BENEFITS
  Unit Price                         $      12.32   $         12   $      11.42   $      10.71   $    10.41           --
  Number of Units                         807,789        593,352        469,686        424,713      399,158           --
  With any one of GRO Plus, EBP or
  HAV
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With GMWB
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With any two of GRO Plus, EBP or
  HAV
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With any one of EBP or HAV and
  GMWB
  Unit Value                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --
  With HAV, EBP and GMWB
  Unit Value                                   --             --             --             --           --           --
  Number of Units                              --             --             --             --           --           --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                 YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------------
SUB-ACCOUNT                                   2004           2003            2002           2001           2000
--------------------------------------- --------------- -------------- --------------- -------------- --------------
AST MONEY MARKET (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      13.83    $      13.80   $       13.81   $      13.72   $      13.31
  Number of Units                           4,248,368       5,253,119       8,322,994      7,694,667      7,219,151
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $       9.97    $       9.97   $          10             --             --
  Number of Units                             199,762          61,894          15,100             --             --
  With GMWB
  Unit Price                             $      12.93    $      12.95              --             --             --
  Number of Units                           1,640,903       3,023,474              --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $    9.91306    $       9.95              --             --             --
  Number of Units                          2608.77065           6,884              --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      10.46    $      10.51              --             --             --
  Number of Units                           1,663,940       1,245,396              --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                             $      13.05    $      13.12   $       13.23             --             --
  Number of Units                          62,955,144      91,304,625     163,759,511             --             --
  With HAV, EBP and GMWB
  Unit Value                             $       9.84    $       9.91              --             --             --
  Number of Units                             860,728         432,412              --             --             --

Gartmore Variable Investment Trust --
 GVIT DEVELOPING MARKETS (1996)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.46     $       9.63   $        6.07   $       6.77   $       7.32
  Number of Units                             714,218         979,994         337,154        235,357        220,596
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $      18.68    $      15.74              --             --             --
  Number of Units                              42,079           6,956              --             --             --
  With GMWB
  Unit Price                             $      11.15    $       9.40              --             --             --
  Number of Units                             481,903         559,123              --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $   18.58309              --              --             --             --
  Number of Units                          2102.30161              --              --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      12.52    $      10.59              --             --             --
  Number of Units                             264,541         122,136              --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                             $      10.77    $       9.12   $        5.79             --             --
  Number of Units                          10,026,909      12,075,749      10,957,884             --             --
  With HAV, EBP and GMWB
  Unit Value                             $      18.44    $      15.63              --             --             --
  Number of Units                             118,837          20,956              --             --             --

                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
SUB-ACCOUNT                                  1999           1998           1997           1996          1995         1994
---------------------------------------  ------------   ------------   ------------   ------------   ------------ -----------
AST MONEY MARKET (1993)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      12.63   $      12.15   $      11.63   $      11.14   $     10.7   $    10.23
  Number of Units                           3,950,988      1,757,232      1,518,310      1,292,931      968,666      880,903
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With GMWB
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --

GARTMORE VARIABLE INVESTMENT TRUST --
 GVIT DEVELOPING MARKETS (1996)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      10.31   $        6.3   $      10.15   $      10.29           --           --
  Number of Units                             210,007        250,465        305,775         39,355           --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With GMWB
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With HAV, EBP and GRO Plus
  Unit Price                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --             --           --           --
  Number of Units                                  --             --             --             --           --           --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                    YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------
SUB-ACCOUNT                                               2004          2003          2002         2001
----------------------------------------------------  -----------  ------------  ------------  ------------
WELLS FARGO VARIABLE TRUST -- EQUITY VALUE (8) (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                          $      9.43   $      8.54   $      6.84   $     9.07
  Number of Units                                          35,085        44,932       109,227      131,195
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                   --            --            --           --
  Number of Units                                              --            --            --           --
  With GMWB
  Unit Price                                          $      9.21   $      8.37            --           --
  Number of Units                                          89,700       104,929            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                   --            --            --           --
  Number of Units                                              --            --            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                          $      9.99   $      9.10            --           --
  Number of Units                                           1,661         1,838            --           --
  With HAV, EBP and GRO Plus
  Unit Price                                          $      8.97   $      8.18   $      6.61           --
  Number of Units                                       2,163,175     2,459,198     2,835,243           --
  With HAV, EBP and GMWB
  Unit Value                                                   --            --            --           --
  Number of Units                                              --            --            --           --

WELLS FARGO VARIABLE TRUST -- EQUITY INCOME (9) (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                          $     17.77   $     16.10   $     12.84   $    16.01
  Number of Units                                          11,464        16,761        15,148       14,888
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          $     13.65   $     12.40            --           --
  Number of Units                                           4,788           163            --           --
  With GMWB
  Unit Price                                          $     17.51   $     15.92            --           --
  Number of Units                                          14,659        14,745            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                   --            --            --           --
  Number of Units                                              --            --            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                          $     17.32   $     15.79            --           --
  Number of Units                                          19,612        10,586            --           --
  With HAV, EBP and GRO Plus
  Unit Price                                          $     10.17   $      9.28   $      7.46           --
  Number of Units                                       1,809,221     1,662,799     1,361,988           --
  With HAV, EBP and GMWB
  Unit Value                                          $     13.48   $     12.32            --           --
  Number of Units                                          42,381        17,889            --           --

                                                                         YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
SUB-ACCOUNT                                              2000         1999        1998     1997   1996   1995   1994
---------------------------------------------------- ------------ ----------- ----------- ------ ------ ------ -----
WELLS FARGO VARIABLE TRUST -- EQUITY VALUE (8) (1998)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                          $     9.76   $    9.28   $   9.58    --     --     --     --
  Number of Units                                        131,343      22,874      1,943    --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With GMWB
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --

WELLS FARGO VARIABLE TRUST -- EQUITY INCOME (9) (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                          $    17.03          --         --    --     --     --     --
  Number of Units                                          7,400          --         --    --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With GMWB
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                                  --          --         --    --     --     --     --
  Number of Units                                             --          --         --    --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------
SUB-ACCOUNT                                  2004          2003          2002         2001
---------------------------------------  ------------  -----------  ------------  ----------
RYDEX VARIABLE TRUST -- NOVA (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      6.58   $      5.77   $      4.18   $   6.54
  Number of Units                             48,943        50,893        53,740     96,678
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --         --
  Number of Units                                 --            --            --         --
  With GMWB
  Unit Price                             $      6.44   $      5.68            --         --
  Number of Units                             85,863        96,668            --         --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --         --
  Number of Units                                 --            --            --         --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      6.50            --            --         --
  Number of Units                              1,742            --            --         --
  With HAV, EBP and GRO Plus
  Unit Price                             $      6.30   $      5.57   $      4.06         --
  Number of Units                          1,446,998     1,903,565     2,629,551         --
  With HAV, EBP and GMWB
  Unit Value                                      --            --            --         --
  Number of Units                                 --            --            --         --

RYDEX VARIABLE TRUST -- URSA (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                      --            --   $     14.85   $  12.29
  Number of Units                                 --            --           875      1,421
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --         --
  Number of Units                                 --            --            --         --
  With GMWB
  Unit Price                             $      9.85   $     11.08            --         --
  Number of Units                              3,663         4,023            --         --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --         --
  Number of Units                                 --            --            --         --
  With any one of EBP or HAV and GMWB
  Unit Value                                      --            --            --         --
  Number of Units                                 --            --            --         --
  With HAV, EBP and GRO Plus
  Unit Price                             $      9.63   $     10.88   $     14.45         --
  Number of Units                            145,301       182,396       234,642         --
  With HAV, EBP and GMWB
  Unit Value                                      --            --            --         --
  Number of Units                                 --            --            --         --

                                                          YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
SUB-ACCOUNT                                 2000         1999      1998   1997   1996   1995   1994
---------------------------------------  ----------  -----------   ----   ----   ----   ----   ----
RYDEX VARIABLE TRUST -- NOVA (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     8.61   $    10.88     --     --     --     --     --
  Number of Units                           160,940      170,171     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

RYDEX VARIABLE TRUST -- URSA (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    10.76   $     9.33     --     --     --     --     --
  Number of Units                            58,713       39,869     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                        YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------
SUB-ACCOUNT                                  2004          2003          2002          2001
---------------------------------------  ------------  ------------  ------------   ----------
RYDEX VARIABLE TRUST -- OTC (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      6.47   $      5.95   $       4.12   $     6.78
  Number of Units                             78,958        92,804        105,261      185,653
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --            --             --           --
  Number of Units                                 --            --             --           --
  With GMWB
  Unit Price                             $      6.34   $      5.86             --           --
  Number of Units                            182,608       215,109             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --             --           --
  Number of Units                                 --            --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      4.20   $      3.89             --           --
  Number of Units                             13,538         4,672             --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $      6.20   $      5.75   $       4.01           --
  Number of Units                          6,446,649     8,415,339     10,686,757           --
  With HAV, EBP and GMWB
  Unit Value                                      --            --             --           --
  Number of Units                                 --            --             --           --

AIM V.I. -- DYNAMICS (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      9.53   $      8.46   $       6.18   $     9.13
  Number of Units                             88,195       159,239        135,486      267,417
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     14.91   $     13.27             --           --
  Number of Units                              2,760         3,305             --           --
  With GMWB
  Unit Price                             $      9.36   $      8.34             --           --
  Number of Units                            216,905       304,210             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $   14.8257  $      13.23             --           --
  Number of Units                         144.738528            77             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      6.96   $      6.22             --           --
  Number of Units                            188,184       137,600             --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $      9.16   $      8.20   $       6.03           --
  Number of Units                          5,121,700     7,609,788      9,117,894           --
  With HAV, EBP and GMWB
  Unit Value                             $     14.71   $     13.18             --           --
  Number of Units                            117,657        27,792             --           --

                                                          YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
SUB-ACCOUNT                                 2000         1999      1998   1997   1996   1995   1994
---------------------------------------  ----------   ----------   ----   ----  -----   ----   ----
Rydex Variable Trust -- OTC (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    10.53   $    17.15     --     --     --     --     --
  Number of Units                           502,685      156,294     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

AIM V.I. -- DYNAMICS (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    13.35   $    13.93     --     --     --     --     --
  Number of Units                           210,494        9,545     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                         YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------
SUB-ACCOUNT                                  2004           2003           2002          2001
---------------------------------------  ------------   ------------   ------------   ----------
AIM V.I. -- TECHNOLOGY (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       5.37   $       5.17   $       3.58   $     6.78
  Number of Units                             283,479        226,147        265,726      409,546
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --           --
  Number of Units                                  --             --             --           --
  With GMWB
  Unit Price                             $       5.27   $       5.09             --           --
  Number of Units                             311,442        331,934             --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --           --
  Number of Units                                  --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       3.32   $       3.21             --           --
  Number of Units                              78,567         42,720             --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $       5.16   $       5.00   $       3.49           --
  Number of Units                          16,818,641     17,055,983     18,830,138           --
  With HAV, EBP and GMWB
  Unit Value                             $      13.83             --             --           --
  Number of Units                               216             --             --           --

AIM V.I. -- HEALTH SCIENCES (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      13.03   $      12.19   $       9.6    $    12.79
  Number of Units                             171,635        194,661        238,488      322,329
  With One Optional Benefit
  Unit Price                             $      12.86   $      12.06             --           --
  Number of Units                               2,401          2,415             --           --
  With GMWB
  Unit Price                             $      12.79   $      12.01             --           --
  Number of Units                             154,050        193,880             --           --
  With Any Two Optional Benefits
  Unit Price                                       --             --             --           --
  Number of Units                                  --             --             --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      11.34   $      10.68             --           --
  Number of Units                              92,506         59,116             --           --
  With All Optional Benefits
  Unit Price                             $      12.52   $      11.81   $       9.37           --
  Number of Units                           7,641,137      9,461,944     11,475,199           --
  With HAV, EBP and GMWB
  Unit Value                             $      12.69   $      11.98             --           --
  Number of Units                            39,343         16,675             --           --

                                                          YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
SUB-ACCOUNT                                 2000         1999      1998   1997   1996   1995   1994
---------------------------------------  ----------   ----------   ----   ----   ----   ----   ----
AIM V.I. -- TECHNOLOGY (1999)
  WITH NO OPTIONAL BENEFITS

  Unit Price                             $    12.59   $    16.55     --     --     --     --     --
  Number of Units                           381,493      127,037     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

AIM V.I. -- HEALTH SCIENCES (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    14.73   $    11.36     --     --     --     --     --
  Number of Units                           386,673        4,966     --     --     --     --     --
  With One Optional Benefit
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With GMWB
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With Any Two Optional Benefits
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With All Optional Benefits
  Unit Price                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --           --     --     --     --     --     --
  Number of Units                                --           --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
SUB-ACCOUNT                                      2004          2003          2002         2001
-----------                                  -----------   -----------   -----------   ----------
AIM V.I. -- FINANCIAL SERVICES (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $     14.91   $     13.81   $     10.73   $    12.69
  Number of Units                                 89,216       153,732       137,142      282,129
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     13.74   $     12.75            --           --
  Number of Units                                  2,157         4,970            --           --
  With GMWB
  Unit Price                                 $     14.64   $     13.60            --           --
  Number of Units                                218,580       238,104            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --            --            --           --
  Number of Units                                     --            --            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     12.72   $     11.85            --           --
  Number of Units                                 44,091        48,538            --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $     14.33   $     13.37   $     10.47           --
  Number of Units                              4,649,399     6,109,346     7,556,596           --
  With HAV, EBP   and GMWB
  Unit Value                                 $     13.56   $     12.67            --           --
  Number of Units                                 19,908         9,201            --           --

Evergreen VA -- INTERNATIONAL EQUITY (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $     12.39   $     10.46   $      7.25   $     9.16
  Number of Units                                 50,975        38,062        15,780       28,265
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     12.35   $     10.46            --           --
  Number of Units                                    637           742            --           --
  With GMWB
  Unit Price                                 $     12.34   $     10.46            --           --
  Number of Units                                 51,412        72,511            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --            --            --           --
  Number of Units                                     --            --            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     12.31   $     10.46            --           --
  Number of Units                                 62,400        24,847            --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $     12.48   $     10.61   $      7.08           --
  Number of Units                              1,401,462     1,230,078     1,442,329           --
  With HAV, EBP   and GMWB
  Unit Value                                 $     12.27   $     10.45            --           --
  Number of Units                                 24,314         5,552            --           --

                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
SUB-ACCOUNT                                     2000         1999     1998   1997   1996   1995   1994
-----------                                  ----------    --------   ----   ----   ----   ----   ----
AIM V.I. -- FINANCIAL SERVICES (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    14.17    $  11.43    --     --     --     --     --
  Number of Units                               414,091       3,896    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With GMWB
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --

EVERGREEN VA -- INTERNATIONAL EQUITY (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    10.64          --    --     --     --     --     --
  Number of Units                                18,481          --    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With GMWB
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                         --          --    --     --     --     --     --
  Number of Units                                    --          --    --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                    YEAR ENDED DECEMBER 31,
                                           ---------------------------------------
SUB-ACCOUNT                                   2004            2003          2002
-----------                                ------------    -----------   ---------
Evergreen VA -- SPECIAL EQUITY (10) (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $      11.65    $     11.08   $      7.34
  Number of Units                               181,036        179,911        86,011
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      15.58    $     14.86            --
  Number of Units                                 9,351          7,046            --
  With GMWB
  Unit Price                               $      11.44    $     10.92            --
  Number of Units                                64,019        150,470            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                               $   15.49859             --            --
  Number of Units                            472.808817             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                               $       9.57    $      9.16            --
  Number of Units                                92,559         69,344            --
  With HAV, EBP and GRO Plus
  Unit Price                               $      11.20    $     10.73   $      7.16
  Number of Units                             2,600,814      3,425,086     2,205,267
  With HAV, EBP and GMWB
  Unit Value                               $      15.38    $     14.76            --
  Number of Units                                71,520         19,312            --

EVERGREEN VA -- OMEGA (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                               $       9.97    $      9.36   $      6.73
  Number of Units                                57,316         34,638         1,695
  With any one of GRO Plus, EBP or HAV
  Unit Price                               $      14.19             --            --
  Number of Units                                 2,865             --            --
  With GMWB
  Unit Price                               $       9.84    $      9.27            --
  Number of Units                                29,895         47,047            --
  Any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --            --
  Number of Units                                    --             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                               $       9.75    $      9.21            --
  Number of Units                                26,849         15,743            --
  With HAV, EBP and GRO Plus
  Unit Price                               $       7.20    $      6.81   $      4.93
  Number of Units                             3,262,680      3,260,000     2,594,817
  With HAV, EBP and GMWB
  Unit Value                               $      14.01    $     13.27            --
  Number of Units                                22,947          3,320            --


                                                                          Year Ended December 31,
                                          ------------------------------------------------------------------------------
Sub-account                                 2001         2000          1999     1998     1997     1996     1995     1994
-----------                               ---------   -----------      ----     ----     ----     ----     ----     ----
EVERGREEN VA -- SPECIAL EQUITY (10) (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $   10.14   $     11.11       --       --       --       --       --       --
  Number of Units                           114,085        33,699       --       --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With GMWB
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --

EVERGREEN VA -- OMEGA (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $    9.08            --       --       --       --       --       --       --
  Number of Units                            28,442            --       --       --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With GMWB
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  Any two of GRO Plus, EBP or HAV
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                     --            --       --       --       --       --       --       --
  Number of Units                                --            --       --       --       --       --       --       --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                            YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------
SUB-ACCOUNT                                      2004          2003          2002         2001
------------------------------------------  ------------- ------------- ------------- -----------
ProFund VP -- EUROPE 30 (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $      9.24   $      8.14   $      5.91   $    8.01
  Number of Units                                328,575       413,959        26,656      74,072
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     15.12   $     13.35            --          --
  Number of Units                                 33,131         4,594            --          --
  With GMWB
  Unit Price                                 $      9.08   $      8.02            --          --
  Number of Units                                 71,810       102,573            --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --            --            --          --
  Number of Units                                     --            --            --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      7.90   $      7.00            --          --
  Number of Units                                201,444        75,543            --          --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      8.89   $      7.88   $      5.76          --
  Number of Units                              7,338,767     9,921,296     2,550,567          --
  With HAV, EBP and GMWB
  Unit Value                                 $     14.93   $     13.26            --          --
  Number of Units                                 13,634         2,495            --          --

ProFund VP -- ASIA 30 (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $     12.63   $     12.78   $       7.8          --
  Number of Units                                124,486       160,378        18,518          --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     15.91   $     16.14            --          --
  Number of Units                                    307         1,307            --          --
  With GMWB
  Unit Price                                 $     12.51   $     12.71            --          --
  Number of Units                                 50,380        69,173            --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          --            --            --          --
  Number of Units                                     --            --            --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     12.43   $     12.66            --          --
  Number of Units                                 63,254        47,272            --          --
  With HAV, EBP and GRO Plus
  Unit Price                                 $     12.38   $     12.62   $      7.76          --
  Number of Units                              1,589,326     2,441,338     2,060,741          --
  With HAV, EBP and GMWB
  Unit Value                                 $     15.71   $     16.03            --          --
  Number of Units                                 20,171         6,176            --          --


                                                                  YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
SUB-ACCOUNT                                 2000          1999       1998     1997     1996      1995    1994
-----------                                 ----          ----       ----     ----     ----      ----    ----
ProFund VP -- EUROPE 30 (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $  10.62      $ 12.26        --       --       --       --       --
  Number of Units                           33,488          134        --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With GMWB
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --

ProFund VP -- ASIA 30 (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With GMWB
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                    --           --        --       --       --       --       --
  Number of Units                               --           --        --       --       --       --       --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                         YEAR ENDED DECEMBER 31,
                                               -------------------------------------------
SUB-ACCOUNT                                      2004                 2003          2002
-----------                                      ----                 ----          ----
ProFund VP -- JAPAN (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $      9.81         $      9.18   $    7.29
  Number of Units                                  333,037              64,887       3,411
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $     13.70         $     12.85          --
  Number of Units                                      574               2,038          --
  With GMWB
  Unit Price                                   $      9.72         $      9.13          --
  Number of Units                                   46,067              42,857          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --                  --          --
  Number of Units                                       --                  --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      9.65         $      9.09          --
  Number of Units                                   87,251              28,579          --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      9.61         $      9.06   $    7.25
  Number of Units                                1,301,602           2,077,940     338,472
  With HAV, EBP and GMWB
  Unit Value                                   $     13.52         $     12.76          --
  Number of Units                                   11,573               7,868          --

ProFund VP -- BANKS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $     12.31         $     11.08        8.62
  Number of Units                                  165,023              20,188       6,455
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $     14.41         $     13.01          --
  Number of Units                                       --               3,337          --
  With GMWB
  Unit Price                                   $     12.19         $     11.02          --
  Number of Units                                   14,584               3,002          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $  14.33204                  --          --
  Number of Units                               0.00279095                 --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $     12.11         $     10.97          --
  Number of Units                                   12,480               8,886          --
  With HAV, EBP and GRO Plus
  Unit Price                                   $     12.06         $     10.94   $    8.58
  Number of Units                                  375,128             341,497     555,999
  With HAV, EBP and GMWB
  Unit Value                                   $     14.22         $     12.92          --
  Number of Units                                   12,919               4,576          --


                                                                            YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
SUB-ACCOUNT                                  2001       2000      1999      1998      1997      1996      1995      1994
-----------                                  ----       ----      ----      ----      ----      ----      ----      ----
ProFund VP -- JAPAN (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With GMWB
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any one of EBP or HAV and GMWB
  Unit Value                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With HAV, EBP and GRO Plus
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With HAV, EBP and GMWB
  Unit Value                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --

ProFund VP -- BANKS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With GMWB
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With any one of EBP or HAV and GMWB
  Unit Value                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With HAV, EBP and GRO Plus
  Unit Price                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --
  With HAV, EBP and GMWB
  Unit Value                                  --         --        --        --        --        --        --        --
  Number of Units                             --         --        --        --        --        --        --        --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
SUB-ACCOUNT                                     2004                   2003                 2002
-----------                                     ----                   ----                 ----
ProFund VP -- BASIC MATERIALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $              12.19   $              11.13   $             8.52
  Number of Units                                      167,864                253,494               11,440
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $              14.75   $              13.50                   --
  Number of Units                                        6,871                  8,846                   --
  With GMWB
  Unit Price                              $              12.08   $              11.07                   --
  Number of Units                                       72,530                 37,759                   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $           14.66645                     --                   --
  Number of Units                                   360.188048                     --                   --
  With any one of EBP or HAV and GMWB
  Unit Value                              $              12.00   $              11.02                   --
  Number of Units                                       42,597                 53,759                   --
  With HAV, EBP and GRO Plus
  Unit Price                              $              11.95   $              10.99   $             8.47
  Number of Units                                      992,142              2,610,829              361,568
  With HAV, EBP and GMWB
  Unit Value                              $              14.56   $              13.41                   --
  Number of Units                                       17,377                  3,940                   --

ProFund VP -- BIOTECHNOLOGY (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $               7.92   $               7.27   $             5.23
  Number of Units                                      133,501                 49,177              111,468
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                --                     --                   --
  Number of Units                                           --                     --                   --
  With GMWB
  Unit Price                              $               7.81   $               7.19                   --
  Number of Units                                       28,189                 26,692                   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                --                     --                   --
  Number of Units                                           --                     --                   --
  With any one of EBP or HAV and GMWB
  Unit Value                              $               7.73   $               7.14                   --
  Number of Units                                       32,726                 20,329                   --
  With HAV, EBP and GRO Plus
  Unit Price                              $               7.69   $               7.11   $             5.16
  Number of Units                                    1,972,431              1,623,411            2,412,670
  With HAV, EBP and GMWB
  Unit Value                                                --                     --                   --
  Number of Units                                           --                     --                   --

                                                                         YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------
SUB-ACCOUNT                                    2001           2000      1999     1998     1997     1996     1995     1994
-----------                                    ----           ----      ----     ----     ----     ----     ----     ----
ProFund VP -- BASIC MATERIALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With GMWB
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --

ProFund VP -- BIOTECHNOLOGY (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 $    8.43          --       --       --       --       --       --       --
  Number of Units                               47,974          --       --       --       --       --       --       --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With GMWB
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With HAV, EBP and GRO Plus
  Unit Price                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --
  With HAV, EBP and GMWB
  Unit Value                                        --          --       --       --       --       --       --       --
  Number of Units                                   --          --       --       --       --       --       --       --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   YEAR ENDED DECEMBER 31,
                                        -------------------------------------------
SUB-ACCOUNT                                 2004         2003        2002     2001
--------------------------------------- ------------ ----------- ----------- ------
ProFund VP -- CONSUMER SERVICES (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     9.82   $   9.19    $    7.29   --
  Number of Units                           195,868     24,982       14,792   --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   $  11.79           --   --
  Number of Units                                --      4,440           --   --
  With GMWB
  Unit Price                             $     9.73   $   9.14           --   --
  Number of Units                             4,244      9,359           --   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --         --           --   --
  Number of Units                                --         --           --   --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     9.67   $   9.10           --   --
  Number of Units                            20,288     13,935           --   --
  With HAV, EBP and GRO Plus
  Unit Price                             $     9.63   $   9.07    $    7.26   --
  Number of Units                           386,496    171,567      319,201   --
  With HAV, EBP   and GMWB
  Unit Value                             $    12.41   $  11.71           --   --
  Number of Units                            27,094      2,321           --   --

ProFund VP -- CONSUMER GOODS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    10.65   $   9.81    $    8.33   --
  Number of Units                            24,590     11,486        9,203   --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $    12.60   $  11.64           --   --
  Number of Units                            18,767        110           --   --
  With GMWB
  Unit Price                             $    10.55   $   9.75           --   --
  Number of Units                            30,219     13,561           --   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --         --           --   --
  Number of Units                                --         --           --   --
  With any one of EBP or HAV and GMWB
  Unit Value                             $    10.47   $   9.71           --   --
  Number of Units                             7,578      3,821           --   --
  With HAV, EBP and GRO Plus
  Unit Price                             $    10.43   $   9.68    $    8.29   --
  Number of Units                           282,872    135,369      406,966   --
  With HAV, EBP   and GMWB
  Unit Value                             $    12.44   $  11.56           --   --
  Number of Units                             8,109      1,762           --   --

                                                      YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------
SUB-ACCOUNT                             2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ------ ------ ------ ------ ------ ------ -----
ProFund VP -- CONSUMER SERVICES (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --

ProFund VP -- CONSUMER GOODS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                             --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                   YEAR ENDED DECEMBER 31,
                                        ------------------------------------------
SUB-ACCOUNT                                 2004            2003          2002
--------------------------------------- -------------- ------------- -------------
ProFund VP -- OIL & GAS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.91    $      9.26   $      7.63
  Number of Units                            247,649        336,748       148,807
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     15.73    $     12.27            --
  Number of Units                             17,651          3,159            --
  With GMWB
  Unit Price                             $     11.74    $      9.17            --
  Number of Units                            152,439        209,311            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $  15.64967             --            --
  Number of Units                         974.547067             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     11.62    $      9.10            --
  Number of Units                            186,654         50,155            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     11.56    $      9.06   $      7.51
  Number of Units                          2,906,307      2,665,622     1,985,954
  With HAV, EBP   and GMWB
  Unit Value                             $     15.53    $     12.19            --
  Number of Units                             66,223          2,523            --

ProFund VP -- FINANCIALS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.03    $     10.06   $      7.85
  Number of Units                            259,356         28,956        31,033
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     13.77    $     12.59            --
  Number of Units                              1,291             84            --
  With GMWB
  Unit Price                             $     10.87    $      9.96            --
  Number of Units                              9,956         24,316            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --             --            --
  Number of Units                                 --             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     10.77    $      9.88            --
  Number of Units                             70,662         32,283            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     10.70    $      9.84   $      7.74
  Number of Units                            988,561      1,055,518     1,086,464
  With HAV, EBP   and GMWB
  Unit Value                             $     13.60    $     12.51            --
  Number of Units                             33,262          3,980            --

                                                              YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
SUB-ACCOUNT                                 2001     2000   1999   1998   1997   1996   1995   1994
-----------                              ---------   ----   ----   ----   ----   ----   ----   ----
ProFund VP -- OIL & GAS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     9.25   --     --     --     --     --     --     --
  Number of Units                           262,999   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

ProFund VP -- FINANCIALS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     9.28   --     --     --     --     --     --     --
  Number of Units                            12,893   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                 YEAR ENDED DECEMBER 31,
                                        -----------------------------------------
SUB-ACCOUNT                                  2004          2003          2002
--------------------------------------- ------------- ------------- -------------
ProFund VP -- HEALTH CARE (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      8.58   $      8.44   $      7.23
  Number of Units                            342,154        57,417        76,140
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     11.34   $     11.18            --
  Number of Units                              2,059            89            --
  With GMWB
  Unit Price                             $      8.46   $      8.35            --
  Number of Units                             12,368        26,046            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      8.38   $      8.29            --
  Number of Units                             91,641        23,591            --
  With HAV, EBP and GRO Plus
  Unit Price                             $      8.33   $      8.25   $      7.13
  Number of Units                          1,535,099     1,510,258     1,313,814
  With HAV, EBP   and GMWB
  Unit Value                             $     11.19   $     11.10            --
  Number of Units                             43,276        11,578            --

ProFund VP -- INDUSTRIALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.45   $     10.18            --
  Number of Units                             23,756        41,864            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     14.58   $     13.00            --
  Number of Units                              1,098         2,980            --
  With GMWB
  Unit Price                             $     11.34   $     10.12            --
  Number of Units                              4,213        66,394            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     11.27   $     10.08            --
  Number of Units                             22,333        11,186            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     11.22   $     10.05   $      7.93
  Number of Units                            364,913       690,803        12,642
  With HAV, EBP   and GMWB
  Unit Value                             $     14.40   $     12.91            --
  Number of Units                             15,368         3,639            --


                                                          YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------
SUB-ACCOUNT                                 2001    2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ----------- ------ ------ ------ ------ ------ ------ -----
ProFund VP -- HEALTH CARE (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    9.42   --     --     --     --     --     --     --
  Number of Units                           38,320   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

ProFund VP -- INDUSTRIALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2004         2003          2002    2001    2000   1999  1998   1997   1996   1995   1994
-----------                              ----------   ---------    --------    ----    ----   ----  ----   ----   ----   ----   ----
ProFund VP -- INTERNET (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    18.38   $   15.25    $     8.63    --     --     --    --     --     --     --     --
  Number of Units                           181,598      54,786        53,814    --     --     --    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --          --            --    --     --     --    --     --     --     --     --
  Number of Units                                --          --            --    --     --     --    --     --     --     --     --
  With GMWB
  Unit Price                             $    18.20   $   15.16            --    --     --     --    --     --     --     --     --
  Number of Units                            15,692       7,564            --    --     --     --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --          --            --    --     --     --    --     --     --     --     --
  Number of Units                                --          --            --    --     --     --    --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             $    18.08   $   15.10            --    --     --     --    --     --     --     --     --
  Number of Units                            20,851       8,287            --    --     --     --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $    18.01   $   15.06    $     8.58    --     --     --    --     --     --     --     --
  Number of Units                         1,118,993     707,697     2,982,656    --     --     --    --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --          --            --    --     --     --    --     --     --     --     --
  Number of Units                                --          --            --    --     --     --    --     --     --     --     --

ProFund VP -- PHARMACEUTICALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     8.15   $    9.04    $     8.62    --     --     --    --     --     --     --     --
  Number of Units                            41,607      81,004         9,411    --     --     --    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --          --            --    --     --     --    --     --     --     --     --
  Number of Units                                --          --            --    --     --     --    --     --     --     --     --
  With GMWB
  Unit Price                             $     8.08   $    8.99            --    --     --     --    --     --     --     --     --
  Number of Units                            46,934      64,585            --    --     --     --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --          --            --    --     --     --    --     --     --     --     --
  Number of Units                                --          --            --    --     --     --    --     --     --     --     --
  With any one of EBP or H  AV and GMWB
  Unit Value                             $     8.02   $    8.95            --    --     --     --    --     --     --     --     --
  Number of Units                            27,913      24,743            --    --     --     --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $     7.99   $    8.92    $     8.57    --     --     --    --     --     --     --     --
  Number of Units                           397,839     782,830       241,916    --     --     --    --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                             $     8.96   $   10.02            --    --     --     --    --     --     --     --     --
  Number of Units                            40,402       6,951            --    --     --     --    --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                  YEAR ENDED DECEMBER 31,
                                        -----------------------------------------
SUB-ACCOUNT                                  2004          2003          2002
--------------------------------------- ------------   -----------   -----------
ProFund VP -- PRECIOUS METALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     12.10   $     13.52   $      9.77
  Number of Units                            406,661       315,457       395,037
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     13.94   $     15.61            --
  Number of Units                              7,595         2,292            --
  With GMWB
  Unit Price                             $     11.98   $     13.44            --
  Number of Units                             69,918       135,133            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     11.90   $     13.38            --
  Number of Units                            102,230        89,687            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     11.85   $     13.35   $      9.72
  Number of Units                          2,177,951     3,303,737     3,992,389
  With HAV, EBP   and GMWB
  Unit Value                             $     13.76   $     15.51            --
  Number of Units                             18,961         6,099            --

ProFund VP -- REAL ESTATE (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     18.01   $     14.25   $     10.77
  Number of Units                            216,703       116,140        32,985
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     16.99   $     13.48            --
  Number of Units                              2,664           248            --
  With GMWB
  Unit Price                             $     17.76   $     14.10            --
  Number of Units                             25,269        33,152            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     17.58   $     14.00            --
  Number of Units                             53,006        18,355            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     17.48   $     13.94   $     10.61
  Number of Units                          1,840,538     1,753,690     1,489,153
  With HAV, EBP   and GMWB
  Unit Value                             $     16.78   $     13.39            --
  Number of Units                             32,379         5,332            --


                                                             YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------
SUB-ACCOUNT                                 2001     2000   1999   1998   1997   1996   1995   1994
---------------------------------------  ---------   ------ ------ ------ ------ ------ ------ -----
ProFund VP -- PRECIOUS METALS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --

ProFund VP -- REAL ESTATE (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   10.84    --     --     --     --     --     --     --
  Number of Units                           35,747    --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --    --     --     --     --     --     --     --
  Number of Units                               --    --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                 YEAR ENDED DECEMBER 31,
                                         ---------------------------------------
SUB-ACCOUNT                                 2004           2003          2002
---------------------------------------  -----------   -----------   -----------
ProFund VP -- SEMICONDUCTOR (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      7.35   $      9.67   $      5.17
  Number of Units                             98,700        51,652        33,410
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With GMWB
  Unit Price                             $      7.28   $      9.62            --
  Number of Units                             23,077        16,928            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      7.23   $      9.58            --
  Number of Units                             52,485        17,621            --
  With HAV, EBP and GRO Plus
  Unit Price                             $      7.20   $      9.55   $      5.14
  Number of Units                            634,759     1,401,488       608,142
  With HAV, EBP   and GMWB
  Unit Value                                      --            --            --
  Number of Units                                 --            --            --

ProFund VP -- TECHNOLOGY (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      5.03   $      5.09   $      3.51
  Number of Units                            201,017        83,329        48,717
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With GMWB
  Unit Price                             $      4.96   $      5.04            --
  Number of Units                             54,065        31,769            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      4.91   $      5.00            --
  Number of Units                             88,720        74,180            --
  With HAV, EBP and GRO Plus
  Unit Price                             $      4.88   $      4.98   $      3.46
  Number of Units                          2,360,913     3,100,820     3,290,202
  With HAV, EBP   and GMWB
  Unit Value                             $     13.10            --            --
  Number of Units                                114            --            --


                                                              YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
SUB-ACCOUNT                                 2001    2000   1999   1998   1997   1996   1995   1994
---------------------------------------  --------- -----   ----   ----   ----   ----   ----   ----
ProFund VP -- SEMICONDUCTOR (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

ProFund VP -- TECHNOLOGY (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    5.95   --     --     --     --     --     --     --
  Number of Units                           53,955   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   Year Ended December 31,
                                         -----------------------------------------
Sub-account                                   2004            2003          2002
---------------------------------------  -----------     -----------   -----------
ProFund VP -- TELECOMMUNICATIONS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      5.16     $      4.49   $      4.41
  Number of Units                            233,182          56,454        65,796
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     11.68     $     10.20            --
  Number of Units                                 20             128            --
  With GMWB
  Unit Price                             $      5.09     $      4.45            --
  Number of Units                            122,311          25,158            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --              --            --
  Number of Units                                 --              --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $      5.04     $      4.41            --
  Number of Units                            118,731          30,179            --
  With HAV, EBP and GRO Plus
  Unit Price                             $      5.01     $      4.39   $      4.35
  Number of Units                          1,612,072         787,450     3,082,428
  With HAV, EBP   and GMWB
  Unit Value                             $     11.53     $     10.13            --
  Number of Units                             16,606           4,026            --

ProFund VP -- UTILITIES (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $      8.97     $      7.45   $      6.18
  Number of Units                            347,666          88,248       127,336
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     15.33     $     12.78            --
  Number of Units                              1,644              92            --
  With GMWB
  Unit Price                             $      8.84     $      7.38            --
  Number of Units                            201,748         100,385            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $  15.24805              --            --
  Number of Units                         0.00196746              --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       8.75    $      7.32            --
  Number of Units                             79,702          18,902            --
  With HAV, EBP and GRO Plus
  Unit Price                             $      8.70     $      7.29   $      6.09
  Number of Units                          2,953,337       1,889,169     3,391,766
  With HAV, EBP   and GMWB
  Unit Value                             $     15.13     $     12.69            --
  Number of Units                             74,584           7,430            --


                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
SUB-ACCOUNT                                 2001    2000   1999   1998   1997   1996   1995   1994
---------------------------------------  ---------  ----   ----   ----   ----   ----   ----   ----
ProFund VP -- TELECOMMUNICATIONS (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    7.15   --     --     --     --     --     --     --
  Number of Units                            1,696   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

ProFund VP -- UTILITIES (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    8.18   --     --     --     --     --     --     --
  Number of Units                           48,251   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                    --   --     --     --     --     --     --     --
  Number of Units                               --   --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                    YEAR ENDED DECEMBER 31,
                                         ------------------------------------------
SUB-ACCOUNT                                   2004            2003          2002
---------------------------------------  -------------     ----------   -----------
ProFund VP -- BULL (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       10.82     $    10.01   $      8.02
  Number of Units                              617,953        404,601       153,898
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $       13.10     $    12.15            --
  Number of Units                               14,279          6,640            --
  With GMWB
  Unit Price                             $       10.72     $     9.95            --
  Number of Units                            1,644,159        875,798            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --             --            --
  Number of Units                                   --             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       10.65     $     9.91            --
  Number of Units                              412,259        394,427            --
  With HAV, EBP and GRO Plus
  Unit Price                             $       10.60     $     9.88   $      7.98
  Number of Units                           12,175,025      7,676,322     6,296,621
  With HAV, EBP and GMWB
  Unit Value                             $       12.93     $    12.07            --
  Number of Units                              182,468         18,458            --

ProFund VP -- BEAR (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $        9.31     $    10.45   $     13.95
  Number of Units                               98,354        196,473       217,878
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $        6.74     $     7.58            --
  Number of Units                                4,246          1,812            --
  With GMWB
  Unit Price                             $        9.18     $     10.34            --
  Number of Units                               53,812         36,026            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $      6.7025             --            --
  Number of Units                           0.01342783             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $        9.09     $    10.26            --
  Number of Units                               16,155         28,299            --
  With HAV, EBP and GRO Plus
  Unit Price                             $        9.04     $    10.22   $     13.74
  Number of Units                            1,605,788      2,846,064     4,011,499
  With HAV, EBP and GMWB
  Unit Value                             $        6.65     $     7.53            --
  Number of Units                                5,797          3,186            --

                                                              Year Ended December 31,
                                         -----------------------------------------------------------
Sub-account                                 2001     2000   1999   1998   1997   1996   1995   1994
-----------                              ----------  ----   ----   ----   ----   ----   ----   ----
ProFund VP -- BULL (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

ProFund VP -- BEAR (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $    11.62   --     --     --     --     --     --     --
  Number of Units                           104,865   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                     YEAR ENDED DECEMBER 31,
                                         ------------------------------------------
SUB-ACCOUNT                                  2004           2003           2002
-----------                              ------------   ------------   ------------
ProFund VP -- ULTRABULL (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       8.45   $       7.26   $       4.78
  Number of Units                             367,865        327,838        108,279
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With GMWB
  Unit Price                             $       8.33   $       7.18             --
  Number of Units                             209,532        150,978             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       8.25   $       7.13             --
  Number of Units                             305,666         56,257             --
  With HAV, EBP and GRO Plus
  Unit Price                             $       8.20   $       7.10   $       4.71
  Number of Units                           5,277,550      5,798,604      6,435,217
  With HAV, EBP   and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --

ProFund VP -- OTC (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       5.57   $       5.16   $       3.54
  Number of Units                             629,788        729,288        520,310
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $      14.66   $      13.63             --
  Number of Units                              22,415          2,703             --
  With GMWB
  Unit Price                             $       5.49   $       5.11             --
  Number of Units                             279,544        529,884             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       5.44   $       5.07             --
  Number of Units                             293,311        257,947             --
  With HAV, EBP and GRO Plus
  Unit Price                             $       5.40   $       5.05   $       3.49
  Number of Units                          12,165,435     18,325,679     18,242,013
  With HAV, EBP   and GMWB
  Unit Value                             $      14.47   $      13.54             --
  Number of Units                             105,135         12,607             --


                                                               YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------
SUB-ACCOUNT                                 2001     2000   1999   1998   1997   1996   1995   1994
---------------------------------------  ----------  ----   ----   ----   ----   ----   ----   ----
ProFund VP -- ULTRABULL (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     7.52   --     --     --     --     --     --     --
  Number of Units                            80,778   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

ProFund VP -- OTC (2001)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     5.81   --     --     --     --     --     --     --
  Number of Units                           163,539   --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With GMWB
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --   --     --     --     --     --     --     --
  Number of Units                                --   --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                    YEAR ENDED DECEMBER 31,
                                         ------------------------------------------
SUB-ACCOUNT                                  2004           2003           2002
---------------------------------------  ------------   ------------   ------------
ProFund VP -- SHORT OTC (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       6.09   $       6.90   $      11.07
  Number of Units                              92,529        164,801        119,355
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $       5.72   $       6.49             --
  Number of Units                               4,270          3,522             --
  With GMWB
  Unit Price                             $       6.03   $       6.86             --
  Number of Units                              41,643         48,889             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       5.99   $       6.83             --
  Number of Units                              77,280         40,617             --
  With HAV, EBP and GRO Plus
  Unit Price                             $       5.97   $       6.81   $      11.02
  Number of Units                           1,145,149      2,407,843        682,058
  With HAV, EBP   and GMWB
  Unit Value                             $       5.64   $       6.45             --
  Number of Units                               7,841         10,811             --

ProFund VP -- ULTRAOTC (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       1.37   $       1.21   $       0.6
  Number of Units                           1,534,878      1,640,765      1,188,414
  With One Optional Benefit
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With GMWB
  Unit Price                             $       1.34   $       1.19             --
  Number of Units                           1,856,494        947,879             --
  With Any Two Optional Benefits
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                             $       0.87   $       0.77             --
  Number of Units                           6,405,048        890,270             --
  With All Optional Benefits
  Unit Price                             $       1.31   $       1.17   $       0.58
  Number of Units                          64,074,230     70,502,464     70,200,723
  With HAV, EBP   and GMWB
  Unit Value                             $      19.53             --             --
  Number of Units                                  90             --             --


                                                                         YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------
SUB-ACCOUNT                                  2001          2000         1999     1998   1997   1996   1995   1994
-----------                              -----------       ----         ----     ----   ----   ----   ----   ----
ProFund VP -- SHORT OTC (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With GMWB
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --

ProFund VP -- ULTRAOTC (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $       1.94   $     6.25   $    23.61   --     --     --     --     --
  Number of Units                           1,166,884      473,337      189,497   --     --     --     --     --
  With One Optional Benefit
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With GMWB
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With Any Two Optional Benefits
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With All Optional Benefits
  Unit Price                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                       --           --           --   --     --     --     --     --
  Number of Units                                  --           --           --   --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------
SUB-ACCOUNT                                  2004          2003          2002
-----------                              -----------   -----------   -----------
ProFund VP -- MID-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     11.99   $     10.41   $      7.72
  Number of Units                            364,242       192,966        28,913
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     15.58            --            --
  Number of Units                              2,569            --            --
  With GMWB
  Unit Price                             $     11.88   $     10.35            --
  Number of Units                            233,345        97,167            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     11.80   $     10.30            --
  Number of Units                             87,968        59,964            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     11.75   $     10.28   $      7.68
  Number of Units                          5,847,389     2,348,166     1,089,843
  With HAV, EBP   and GMWB
  Unit Value                             $     15.38   $     13.46            --
  Number of Units                             64,251        18,261            --

ProFund VP -- MID-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     10.87   $      9.85   $      7.75
  Number of Units                            181,124       150,991        21,813
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     13.72   $     12.46            --
  Number of Units                              1,151           724            --
  With GMWB
  Unit Price                             $     10.77   $      9.79            --
  Number of Units                            140,397        31,184            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --
  Number of Units                                 --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     10.70   $      9.75            --
  Number of Units                             80,520        24,107            --
  With HAV, EBP and GRO Plus
  Unit Price                             $     10.65   $      9.73   $      7.71
  Number of Units                          3,276,513     3,105,446     1,444,783
  With HAV, EBP   and GMWB
  Unit Value                             $     13.54   $     12.38            --
  Number of Units                             55,896        17,202            --


                                                         YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------
SUB-ACCOUNT                              2001  2000   1999   1998   1997   1996   1995   1994
-----------                              ----  ----   ----   ----   ----   ----   ----   ----
ProFund VP -- MID-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --

ProFund VP -- MID-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                  YEAR ENDED DECEMBER 31,
                                          ------------------------------------------
SUB-ACCOUNT                                     2004           2003         2002
---------------------------------------   --------------   -----------  ------------
ProFund VP -- ULTRAMID-CAP (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $     12.32      $      9.71   $      5.75
  Number of Units                             245,338           91,098        34,937
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $     21.07      $     16.65            --
  Number of Units                                 424              180            --
  With GMWB
  Unit Price                              $     12.21      $      9.66            --
  Number of Units                              59,951           23,808            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --               --            --
  Number of Units                                  --               --            --
  With any one of EBP or HAV and GMWB
  Unit Value                              $     12.31      $      9.62            --
  Number of Units                             115,073           34,556            --
  With HAV, EBP and GRO Plus
  Unit Price                              $     12.08      $      9.59   $      5.72
  Number of Units                           2,695,188        2,335,072     2,276,660
  With HAV, EBP and GMWB
  Unit Value                              $     20.80      $     16.53            --
  Number of Units                              28,117            5,328            --

ProFund VP -- SMALL-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                              $     11.40      $      9.55   $      7.14
  Number of Units                             585,857          346,508        99,422
  With any one of GRO Plus, EBP or HAV
  Unit Price                              $     16.14      $     13.56            --
  Number of Units                               8,545            4,650            --
  With GMWB
  Unit Price                              $     11.29      $      9.50            --
  Number of Units                             250,135          170,053            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                              $   16.0549               --            --
  Number of Units                          1344.61255               --            --
  With any one of EBP or HAV and GMWB
  Unit Value                              $     11.22      $      9.46            --
  Number of Units                             123,988          105,751            --
  With HAV, EBP and GRO Plus
  Unit Price                              $     11.17      $      9.43   $       7.1
  Number of Units                           5,676,835        7,690,089     2,908,617
  With HAV, EBP and GMWB
  Unit Value                              $     15.93      $     13.47            --
  Number of Units                              75,890           27,349            --


                                                       YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------
SUB-ACCOUNT                              2001   2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ------ ------ ------ ------ ------ ------ ------ -----
ProFund VP -- ULTRAMID-CAP (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --

ProFund VP -- SMALL-CAP VALUE (2002)
  WITH NO OPTIONAL BENEFITS

  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                             --     --     --     --     --     --     --     --
  Number of Units                        --     --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                       YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------
SUB-ACCOUNT                                  2004          2003          2002         2001
--------------------------------------  ------------- ------------- ------------- ------------
ProFund VP -- SMALL-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     12.30   $     10.34   $      7.75           --
  Number of Units                            427,343       184,649        89,346           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     15.67   $     13.20            --           --
  Number of Units                              7,053         3,412            --           --
  With GMWB
  Unit Price                             $     12.19   $     10.28            --           --
  Number of Units                            208,566       162,123            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --   $     13.16            --           --
  Number of Units                                 --         3,708            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     12.11   $     10.23            --           --
  Number of Units                            237,000        65,882            --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     12.06   $     10.21   $      7.71           --
  Number of Units                          8,939,008     8,727,145     2,138,861           --
  With HAV, EBP and GMWB
  Unit Value                             $     15.47   $     13.11            --           --
  Number of Units                             63,321        24,983            --           --

ProFund VP -- ULTRASMALL-CAP (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     12.51   $      9.61   $      4.85   $     8.51
  Number of Units                            476,709       258,143       147,185      221,152
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $     25.52            --            --           --
  Number of Units                              3,653            --            --           --
  With GMWB
  Unit Price                             $     12.29   $      9.47            --           --
  Number of Units                            138,180        62,351            --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      --            --            --           --
  Number of Units                                 --            --            --           --
  With any one of EBP or HAV and GMWB
  Unit Value                             $     12.28   $      9.49            --           --
  Number of Units                            143,175        60,051            --           --
  With HAV, EBP and GRO Plus
  Unit Price                             $     12.03   $      9.31   $      4.73           --
  Number of Units                          6,963,400     6,332,095     5,664,617           --
  With HAV, EBP   and GMWB
  Unit Value                             $     25.20            --            --           --
  Number of Units                              4,066            --            --           --


                                                          YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------
SUB-ACCOUNT                                 2000         1999     1998   1997   1996   1995   1994
--------------------------------------  -----------  ----------   ----   ----   ----   ----   ----
ProFund VP -- SMALL-CAP GROWTH (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With GMWB
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With HAV, EBP   and GMWB
  Unit Value                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --

ProFund VP -- ULTRASMALL-CAP (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $     9.27    $  11.98    --     --     --     --     --
  Number of Units                           233,113          --    --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With GMWB
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                     --          --    --     --     --     --     --
  Number of Units                                --          --    --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                       YEAR ENDED DECEMBER 31,
                                              -----------------------------------------
SUB-ACCOUNT                                        2004          2003          2002
--------------------------------------------- ------------- ------------- -------------
ProFund VP -- U.S. GOVERNMENT PLUS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $     12.11   $     11.27   $     11.64
  Number of Units                                  195,171       186,404       206,704
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $     10.57            --            --
  Number of Units                                   26,858            --            --
  With GMWB
  Unit Price                                   $     12.00   $     11.20            --
  Number of Units                                   22,495        23,280            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --            --            --
  Number of Units                                       --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $     11.91   $     11.15            --
  Number of Units                                   42,782        20,058            --
  With HAV, EBP and GRO Plus
  Unit Price                                   $     11.87   $     11.12   $     11.58
  Number of Units                                1,755,931     2,033,836     7,945,270
  With HAV, EBP   and GMWB
  Unit Value                                   $     10.43   $      9.79            --
  Number of Units                                   11,478         6,691            --

ProFund VP -- RISING RATES OPPORTUNITY (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   $      6.81   $      7.69   $      8.07
  Number of Units                                  888,013       217,316       126,238
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      8.14   $      9.22            --
  Number of Units                                    8,915         6,919            --
  With GMWB
  Unit Price                                   $      6.74   $      7.64            --
  Number of Units                                  110,984        47,076            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --            --            --
  Number of Units                                       --            --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      6.70   $      7.61            --
  Number of Units                                  266,169        78,428            --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      6.67   $      7.59   $      8.03
  Number of Units                                6,072,654     2,570,189       583,657
  With HAV, EBP and GMWB
  Unit Value                                   $      8.04   $      9.16            --
  Number of Units                                  168,043        31,892            --

                                                             YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------
SUB-ACCOUNT                                    2001   2000   1999   1998   1997   1996   1995   1994
--------------------------------------------- ------ ------ ------ ------ ------ ------ ------ -----
ProFund VP -- U.S. GOVERNMENT PLUS (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --

ProFund VP -- RISING RATES OPPORTUNITY (2002)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With GMWB
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued


                                                                     YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------------------
SUB-ACCOUNT                                 2004      2003   2002   2001   2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ------------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -----
ProFund VP -- LARGE-CAP GROWTH
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                           72,725     --     --    --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                           18,860     --     --    --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                            2,860     --     --    --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                            6,286     --     --    --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                              554     --     --    --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                               84     --     --    --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                    --     --     --    --     --     --     --     --     --     --     --
  Number of Units                               --     --     --    --     --     --     --     --     --     --     --

ProFund VP -- LARGE-CAP VALUE
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   10.37     --     --    --     --     --     --     --     --     --     --
  Number of Units                          159,605     --     --    --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $   10.36     --     --    --     --     --     --     --     --     --     --
  Number of Units                           36,170     --     --    --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                             $   10.36     --     --    --     --     --     --     --     --     --     --
  Number of Units                            3,802     --     --    --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                             $   10.36     --     --    --     --     --     --     --     --     --     --
  Number of Units                            1,123     --     --    --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             $   10.36     --     --    --     --     --     --     --     --     --     --
  Number of Units                              554     --     --    --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $   10.36     --     --     --     --    --     --     --     --     --     --
  Number of Units                               84     --     --     --     --    --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                    --     --     --    --     --     --     --     --     --     --     --
  Number of Units                               --     --     --    --     --     --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                                                                    YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------
SUB-ACCOUNT                                 2004     2003   2002   2001   2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ----------- ------ ------ ------ ------ ------ ------ ------ ------ ------ -----
ProFund VP -- SHORT MID-CAP
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   9.71     --     --     --     --     --     --     --     --     --     --
  Number of Units                          11,369     --     --     --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                 9.70     --     --     --     --     --     --     --     --     --     --
  Number of Units                             571    --     --     --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                 9.70     --     --     --     --     --     --     --     --     --     --
  Number of Units                           1,808     --     --     --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
ProFund VP -- SHORT SMALL-CAP
  WITH NO OPTIONAL BENEFITS
  Unit Price                                 9.55     --     --     --     --     --     --     --     --     --     --
  Number of Units                          12,042    --     --     --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                 9.55     --     --     --     --     --     --     --     --     --     --
  Number of Units                           7,859     --     --     --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                 9.54     --     --     --     --     --     --     --     --     --     --
  Number of Units                          11,484     --     --     --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                   --     --     --     --     --     --     --     --     --     --     --
  Number of Units                              --     --     --     --     --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued


                                                      YEAR ENDED DECEMBER 31,
                                             -----------------------------------------
SUB-ACCOUNT                                       2004           2003          2002
-------------------------------------------- -------------- -------------- -----------
FIRST TRUST(R) 10 UNCOMMON VALUES (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $       4.50             --   $    2.99
  Number of Units                                   28,099             --       42562
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --             --          --
  Number of Units                                       --             --          --
  With GMWB
  Unit Price                                  $       4.93             --          --
  Number of Units                                  354,977             --          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --             --          --
  Number of Units                                       --             --          --
  With any one of EBP or HAV and GMWB
  Unit Value                                  $       4.38             --          --
  Number of Units                                   33,075             --          --
  With HAV, EBP and GRO Plus
  Unit Price                                  $       4.35             --   $    2.94
  Number of Units                                1,576,636             --     1716102
  With HAV, EBP and GMWB
  Unit Value                                            --             --          --
  Number of Units                                       --             --          --

FIRST TRUST TARGET MANAGED VIP (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $      11.40             --          --
  Number of Units                                   14,798             --          --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      11.38             --          --
  Number of Units                                   38,020             --          --
  With GMWB
  Unit Value                                  $       9.30   $       8.36          --
  Number of Units                                1,696,946      1,697,696          --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --             --          --
  Number of Units                                       --             --          --
  With any one of EBP or HAV and GMWB
  Number of Units                                  695,591        476,951          --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      11.34             --          --
  Number of Units                                1,435,179             --          --
  With HAV, EBP and GMWB
  Unit Value                                  $      14.56             --          --
  Number of Units                                  246,099             --          --


                                                                 YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
SUB-ACCOUNT                                      2001        2000     1999   1998   1997   1996   1995   1994
-------------------------------------------- ----------  ----------- ------ ------ ------ ------ ------ -----
FIRST TRUST(R) 10 UNCOMMON VALUES (2000)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                  $   4.77    $   7.46    --     --     --     --     --     --
  Number of Units                                44306       37575    --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With GMWB
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --

FIRST TRUST TARGET MANAGED VIP (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With GMWB
  Unit Value                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Number of Units                                   --          --    --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                                        --          --    --     --     --     --     --     --
  Number of Units                                   --          --    --     --     --     --     --     --

                                                                      APPENDIX A

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS


                                                                       YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2004         2003     2002   2001   2000   1999   1998   1997   1996   1995   1994
--------------------------------------- ------------ ----------- ------ ------ ------ ------ ------ ------ ------ ------ -----
FIRST TRUST THE DOW(SM) DART 10 (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   10.55           --    --     --     --     --     --     --     --     --     --
  Number of Units                               59           --    --     --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    --           --    --     --     --     --     --     --     --     --     --
  Number of Units                               --           --    --     --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                             $    8.24    $    8.02    --     --     --     --     --     --     --     --     --
  Number of Units                          422,086      517,287    --     --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --           --    --     --     --     --     --     --     --     --     --
  Number of Units                               --           --    --     --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             $   12.35    $   12.05    --     --     --     --     --     --     --     --     --
  Number of Units                           24,245       10,069    --     --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $   10.50           --    --     --     --     --     --     --     --     --     --
  Number of Units                          306,364           --    --     --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                             $   12.29           --    --     --     --     --     --     --     --     --     --
  Number of Units                           25,135           --    --     --     --     --     --     --     --     --     --

FIRST TRUST GLOBAL TARGET 15 (11) (1999)
  WITH NO OPTIONAL BENEFITS
  Unit Price                             $   11.93           --    --     --     --     --     --     --     --     --     --
  Number of Units                            4,880           --    --     --     --     --     --     --     --     --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                             $   11.91           --    --     --     --     --     --     --     --     --     --
  Number of Units                            4,186           --    --     --     --     --     --     --     --     --     --
  With GMWB
  Unit Value                             $   13.15    $   10.59    --     --     --     --     --     --     --     --     --
  Number of Units                          274,150      277,522    --     --     --     --     --     --     --     --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    --           --    --     --     --     --     --     --     --     --     --
  Number of Units                               --           --    --     --     --     --     --     --     --     --     --
  With any one of EBP or HAV and GMWB
  Unit Value                             $   16.05    $   12.96    --     --     --     --     --     --     --     --     --
  Number of Units                           22,405        8,569    --     --     --     --     --     --     --     --     --
  With HAV, EBP and GRO Plus
  Unit Price                             $   11.87           --    --     --     --     --     --     --     --     --     --
  Number of Units                          708,706           --    --     --     --     --     --     --     --     --     --
  With HAV, EBP and GMWB
  Unit Value                             $   15.96           --    --     --     --     --     --     --     --     --     --
  Number of Units                           22,182           --    --     --     --     --     --     --     --     --     --

APPENDIX A

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                       YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2004          2003      2002   2001   2000   1999   1998   1997   1996   1995   1994
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST S&P TARGET 24 (1999)
  WITH NO OPTION  AL BENEFITS

  Unit Price                             $  10.82            --        --     --     --     --     --     --     --     --   --
  Number of Units                             999            --        --     --     --     --     --     --     --     --   --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --            --        --     --     --     --     --     --     --     --   --
  Number of Units                              --            --        --     --     --     --     --     --     --     --   --
  With GMWB
  Unit Value                             $   8.21      $   7.30        --     --     --     --     --     --     --     --   --
  Number of Units                         602,226       751,579        --     --     --     --     --     --     --     --   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --            --        --     --     --     --     --     --     --     --   --
  Number of Units                              --            --        --     --     --     --     --     --     --     --   --
  With any one of EBP or HAV and GMWB
  Unit Value                             $  13.34       $ 11.89        --     --     --     --     --     --     --     --   --
  Number of Units                          43,536         5,532        --     --     --     --     --     --     --     --   --
  With HAV, EBP and GRO Plus
  Unit Price                             $  10.76            --        --     --     --     --     --     --     --     --   --
  Number of Units                         259,946            --        --     --     --
  With HAV, EBP and GMWB
  Unit Value                             $  13.27            --        --     --     --     --     --     --     --     --   --
  Number of Units                          37,547            --        --     --     --     --     --     --     --     --   --

FIRST TRUST NASDAQ TARGET 15 (1999)
  WITH NO OPTION  AL BENEFITS

  Unit Price                             $  10.73            --        --     --     --     --     --     --     --     --   --
  Number of Units                           2,813            --        --     --     --     --     --     --     --     --   --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   --            --        --     --     --     --     --     --     --     --   --
  Number of Units                              --            --        --     --     --     --     --     --     --     --   --
  With GMWB
  Unit Value                             $   8.57      $   8.90        --     --     --     --     --     --     --     --   --
  Number of Units                         461,045       569,649        --     --     --     --     --     --     --     --   --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   --            --        --     --     --     --     --     --     --     --   --
  Number of Units                              --            --        --     --     --     --     --     --     --     --   --
  With any one of EBP or HAV and GMWB
  Unit Value                             $  12.54            --        --     --     --     --     --     --     --     --   --
  Number of Units                           7,266            --        --     --     --     --     --     --     --     --   --
  With HAV, EBP and GRO Plus
  Unit Price                             $  10.67            --        --     --     --     --     --     --     --     --   --
  Number of Units                         192,036            --        --     --     --     --     --     --     --     --   --
  With HAV, EBP and GMWB
  Unit Value                                   --            --        --     --     --     --     --     --     --     --   --
  Number of Units                              --            --        --     --     --     --     --     --     --     --   --


                                                                      APPENDIX A
                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------
SUB-ACCOUNT                                            2004         2003      2002     2001
---------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) -- TARGET 25 (1999)
  WITH NO OPTION  AL BENEFITS

  Unit Price                                       $     12.67           --       --      --
  Number of Units                                       10,691           --       --      --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                --           --       --      --
  Number of Units                                           --           --       --      --
  With GMWB
  Unit Value                                       $      3.85   $     3.20       --      --
  Number of Units                                    1,459,833    1,541,426       --      --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                --           --       --      --
  Number of Units                                           --           --       --      --
  With any one of EBP or HAV and GMWB
  Unit Value                                       $     16.61           --       --      --
  Number of Units                                       33,213           --       --      --
  With HAV, EBP and GRO Plus
  Unit Price                                       $     12.61           --       --      --
  Number of Units                                      831,735           --       --      --
  With HAV, EBP and GMWB
  Unit Value                                                --           --       --      --
  Number of Units                                           --           --       --      --

SP WILLIAM BLAIR INTERNATIONAL GROWTH
  WITH NO OPTION  AL BENEFITS

  Unit Price                                       $     10.53           --       --      --
  Number of Units                                       14,108           --       --      --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       $     10.53           --       --      --
  Number of Units                                        3,389           --       --      --
  With GMWB
  Unit Price                                       $     10.53           --       --      --
  Number of Units                                        5,733           --       --      --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       $     10.53           --       --      --
  Number of Units                                        1,476           --       --      --
  With any one of EBP or HAV and GMWB
  Unit Value                                       $     10.53           --       --      --
  Number of Units                                       18,568           --       --      --
  With HAV, EBP and GRO Plus
  Unit Price                                       $     10.53           --       --      --
  Number of Units                                      843,107           --       --      --
  With HAV, EBP and GMWB
  Unit Value                                       $     10.53           --       --      --
  Number of Units                                       18,201           --       --      --

                                                                       YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
SUB-ACCOUNT                                         2000     1999      1998      1997    1996    1995    1994
--------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) -- TARGET 25 (1999)
  WITH NO OPTION  AL BENEFITS
  Unit Price                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --
  With GMWB
  Unit Value                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --
  With HAV, EBP and GRO Plus
  Unit Price                                            --     --        --         --     --       --      --
  Number of Units                                       --
  With HAV, EBP and GMWB
  Unit Value                                            --     --        --         --     --       --      --
  Number of Units                                       --     --        --         --     --       --      --

SP WILLIAM BLAIR INTERNATIONAL GROWTH
  WITH NO OPTION  AL BENEFITS

  Unit Price                                            --     --        --         --     --       --     --
  Number of Units                                       --     --        --         --     --       --     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            --     --        --         --     --       --     --
  Number of Units                                       --     --        --         --     --       --     --
  With GMWB
  Unit Price                                            --     --       --         --      --       --     --
  Number of Units                                       --     --       --         --      --       --     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            --     --       --         --      --       --     --
  Number of Units                                       --     --       --         --      --       --     --
  With any one of EBP or HAV and GMWB
  Unit Value                                            --     --       --         --      --       --     --
  Number of Units                                       --     --       --         --      --       --     --
  With HAV, EBP and GRO Plus
  Unit Price                                            --     --       --         --      --       --     --
  Number of Units                                       --     --       --         --      --       --     --
  With HAV, EBP and GMWB
  Unit Value                                            --     --       --         --      --       --     --
  Number of Units                                       --     --       --         --      --       --     --

APPENDIX A

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix A -- Condensed Financial Information About Separate Account B continued 1: Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

2: Effective May 2, 2005 the name of the AST Alliance Growth Portfolio has changed to AST AllianceBernstein Large-Cap Growth Portfolio.

3: Effective May 2, 2005 the name of the AST Alliance/Bernstein Growth + Value Portfolio has changed to AST AllianceBernstein Growth + Value Portfolio.

4: Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

5: Effective May 2, 2005 the name of the AST Sanford Bernstein Managed Index 500 Portfolio has changed to AST AllianceBernstein Managed Index 500 Portfolio.

6: Effective May 2, 2005 the name of the AST Alliance Growth and Income Portfolio has changed to AST AllianceBernstein Growth & Income Portfolio.

7: Effective May 2, 2005 the name of the AST DeAM Global Allocation Portfolio has changed to AST Global Allocation Portfolio.

8: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Value Portfolio has changed to Wells Fargo Variable Trust Advantage C&B Large-Cap Value Portfolio.

9: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Income Portfolio has changed to Wells Fargo Variable Trust Advantage Equity Income Portfolio.

10: Effective April 15, 2005 the name of the Evergreen VA -- Special Equity Portfolio has changed to Evergreen VA Growth Portfolio.

11: Effective May 2, 2005 the name of the First Trust Global Target 15 Portfolio has changed to First Trust Global Dividend Target 15 Portfolio.

                                                                      APPENDIX B

                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix B -- Calculation of Optional Death Benefits

EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

                    Account Value of variable
                investment options plus Interim                     Purchase Payments -
Growth =           Value of Fixed Allocations       minus         proportional withdrawals
                       (no MVA applies)

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

Growth      =    $75,000 - [$50,000 - $0]
            =    $ 25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

            =    $25,000 x 0.40
            =    $10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

            =    $ 85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth      =    $45,000 - [$50,000 - $0]
            =    $ -5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

        NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

            =   $ 50,000

APPENDIX B

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix B -- Calculation of Optional Death Benefits  continued

IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

  Growth    =    $90,000 - [$50,000 - ($50,000 x $15,000/$75,000)]
            =    $90,000 - [$50,000 -  $10,000]
            =    $90,000 - $40,000
            =    $50,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

            =    $50,000 x 0.40
            =    $20,000

  Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

            =    $ 110,000

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5(th) anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

   Highest Anniversary Value    =    $90,000 - [$90,000 x $15,000/$75,000]
                                =    $90,000 - $18,000
                                   = $ 72,000

   Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 x
                                                   $15,000/$75,000)]
                                =    max [$80,000, $40,000]
                                =    $ 80,000
The Death Benefit therefore is $80,000.

                                                                      APPENDIX B

                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

   Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x
                                     $5,000/$70,000]
                                =    $80,000 + $15,000 - $6,786
                                =    $ 88,214

   Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) -
                                    {($50,000 + $15,000) x $5,000/$70,000}]
                                =    max [$75,000, $60,357]
                                =    $ 75,000
The Death Benefit therefore is $88,214.
EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued

   Roll-Up Value                =   {(67,005 - $3,350) - [($67,005 - $3,350) x
                                     $1,650/($45,000 -$3,350)]} x 1.05
                                =   ($63,655 - $2,522) x 1.05
                                =    $ 64,190

   Highest Anniversary Value    =    $70,000 - [$70,000 x $5,000 / $45,000]
                                =    $70,000 - $7,778
                                =    $ 62,222

   Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 x
                                     $5,000/$45,000)]
                                =    max [$43,000, $44,444]
                                =    $ 44,444
The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

   Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) x
                                     $5,000/$70,000]
                                =    $81,445 + $15,000 - $6,889
                                =    $ 89,556

   Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) x
                                     $5,000/$70,000]
                                =    $85,000 + $15,000 - $7,143
                                =    $ 92,857

   Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 -
                                     {(50,000 + $15,000) x $5,000/$70,000}]
                                =    max [$75,000, $60,357]
                                =    $ 75,000
The Death Benefit therefore is $92,857.

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

                                                                      APPENDIX B

                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS
Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.


   Highest Daily Value    =    $90,000 - [$90,000 x $15,000/$75,000]
                          =    $90,000 - $18,000
                          =    $72,000
   Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                          =    max [$80,000, $40,000]
                          =    $80,000

     The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.


   Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                          =    $80,000 + $15,000 - $6,786
                          =    $88,214
   Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                          =    max [$75,000, $60,357]
                          =    $75,000

     The Death Benefit therefore is $88,214.

                       This page intentionally left blank

                                                                      APPENDIX C

                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix C-1 -- Advisor's Choice Prior Contract

Between November 1993 and July 31, 1997, the American Skandia offered a variable annuity under the marketing name Advisors Choice[RegTM] which is no longer being offered ("Choice" or "Prior Contract"). Purchase Payments may continue to be made to the Prior Contract. Assets supporting the Prior Contracts are maintained in Sub-account of Separate Account B.

The principle differences between the contracts offered by this Prospectus under the marketing name Advisors Choice[RegTM] 2000 ("Choice 2" or "Current Contract") and the Prior Contract relate to the availability of fixed investment options under the contract, charges made by the Company, and death benefit provisions.

GLOSSARY OF TERMS
Some of the definitions used in the Choice contract are different from the definitions used in Choice 2 contract.

     The definition of "Account Value" in the Choice 2 prospectus is the same as the definition of "Account Value" in the Choice prospectus, except for the inclusion of disclosure related to fixed investment options. Fixed investment options are not available in the Prior Contract.
     The following defined terms in the Choice 2 prospectus relating to the fixed investment options are not applicable to the Prior Contracts: "Current Rates," "Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date."

     The definition of "Net Purchase Payment" in the CHC2 prospectus is the same as the definition of "Net Purchase Payment" in the Choice prospectus, except for the inclusion of any applicable sales charge, initial maintenance fee and/or charge for taxes in the Choice contracts.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The Prior Contracts do not offer a fixed investment option. Therefore, any provisions in this Prospectus that relate to the Fixed Allocations are not applicable to the Prior Contract.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

     Annual Maintenance Fee: A maintenance fee for the Prior Contract equaling the lesser of $35 or 2% may be assessed against: (a) the initial Purchase Payment; and (b) each Annuity Year after the first, the Account Value. It applies to the initial Purchase Payment only if less than $50,000. It is assessed, as of the first Valuation Period of each Annuity Year after the first only if, at that time, the Account Value of the Annuity is less than $50,000.

MANAGING YOUR ACCOUNT VALUE


DO YOU OFFER DOLLAR COST AVERAGING?

Your Choice annuity must have an Account Value of not less than $20,000 at the time we accept your request for a dollar cost averaging program.

DO YOU OFFER A PROGRAM TO BALANCED FIXED AND VARIABLE INVESTMENTS?
The "Balanced Investment Program" is not available under the Prior Contract.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE
This benefit is not available under the Prior Contract.

                                                                      APPENDIX C

                             AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTTUS

Appendix C-1 -- Advisor's Choice Prior Contract  continued

ACCESS TO ACCOUNT VALUE

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?

Your Choice annuity must have an Account Value of at least $25,000 at the time we accept your request for a program of Systematic Withdrawals.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?

The minimum monthly annuity payment for the Choice contract is $50.00, except where a lower amount is required by law.

LIVING BENEFITS

The Optional Living Benefits are not available under the Prior Contract.

DEATH BENEFIT

The minimum death benefit for the Choice contract is the total of each Purchase Payment growing daily at the equivalent of a specified interest rate per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of the same specified interest rate per year starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where (A) is the total of all Purchase Payment received; and
(B) is the total of all withdrawals of any type.

      Currently, the specified rate at which the minimum death benefit increases is 5% per year, compounded yearly.

OPTIONAL DEATH BENEFITS

The Optional Death Benefits are not available under the Prior Contract.

PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER

The Plus40(TM) Optional Life Insurance Rider is not available under the Prior Contract.

PERFORMANCE INFORMATION

The calculation of performance information and the Standard Total Return and the Non-standard Total Return for the Choice Sub-accounts are set forth in the Choice 2 Statement of Additional Information.

                                                                      APPENDIX C

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix C-2 -- Advisor's Design Prior Contract

EXPENSE EXAMPLES

The Expense Examples for the Prior Contract are as follows:

WHETHER OR NOT YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME
PERIOD:

1 year     3 years     5 years     10 years
------     -------     -------     --------
$  559     $ 1,664     $ 2,754     $  5,415

IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

1 year     3 years     5 years     10 years
------     -------     -------     --------
$  559     $ 1,664     $ 2,754     $  5,415

THE EXPENSE EXAMPLES SHOWN ABOVE ASSUME YOUR ACCOUNT VALUE IS LESS THAN $50,000 SO THAT THE ANNUAL MAINTENANCE FEE APPLIES. IF YOUR ACCOUNT VALUE IS GREATER THAN $50,000 SUCH THAT THE ANNUAL MAINTENANCE FEE DOES NOT APPLY, THE AMOUNTS INDICATED IN THE EXPENSE EXAMPLES SHOWN ABOVE WOULD BE REDUCED.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

SALES CHARGE: The Prior Contract provides for a sales charge in the amount of 1.5% of each Purchase Payment. Any applicable sales charge is deducted from each Purchase Payment.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Insurance Charge for administrative costs. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

      No sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in

APPENDIX C

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix C-2 -- Advisor's Design Prior Contract continued

(b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above.

      Any elimination of the sales charge or any reduction to the amount of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to this charge where prohibited by law.

LIVING BENEFITS

The Optional Living Benefits are not available under the Prior Contract.

DEATH BENEFIT

OPTIONAL DEATH BENEFITS

The Optional Death Benefits are not available under the Prior Contract.

PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER
The Plus40(TM) Optional Life Insurance Rider was never available under the Prior Contract.
C-4

                                                                      APPENDIX D

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix D -- Performance Advantage

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

American Skandia's Performance Advantage was offered, in those states where approved, between May 15, 1999 and October 22, 2000. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.

GLOSSARY OF TERMS

When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recover upon Surrender of your Annuity.

DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?

The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a "target value" on its 10th anniversary. If, on the 10th anniversary of your Annuity's Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

            - You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity's Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

                                       OR

            - You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.

      Following the 10th anniversary of your Annuity's Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.

      Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?

The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the "Target Value" as follows:

      1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity's Issue Date; plus

      2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity's Issue Date; minus

      3. Each "proportional reduction" resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity's Issue Date. We determine each "proportional reduction" by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

APPENDIX D

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix D -- Performance Advantage  continued

EXAMPLES

1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity's Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATION?

Yes, you can elect to lock in the growth in your Annuity by "restarting" the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity's Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

WHAT ARE TARGET VALUE CREDITS?

Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits.

      The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is (are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated.

      Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.

THE AMOUNT OF ANY TARGET VALUE CREDITS ARE NOT IMMEDIATELY VESTED AND CAN BE RECOVERED BY AMERICAN SKANDIA UNDER THE CIRCUMSTANCES AND FOR THE TIME PERIODS SHOWN BELOW. IF AMERICAN SKANDIA EXERCISES ITS RIGHT TO RECOVER THE AMOUNT OF ANY TARGET VALUE CREDIT, ANY INVESTMENT GAIN ON THE TARGET VALUE CREDIT WILL NOT BE TAKEN BACK.

      1. If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.

      2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.

      3. If a person on whose life we pay the Death Benefit dies, or if a "contingency event" occurs which triggers a medically-related surrender:

            - within 12 months after the date a Target Value Credit was allocated to your Account Value; or

            - within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.

      Following completion of the above time periods, the amount of any Target Value Credits are vested in the Owner.

                                                                      APPENDIX E

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix E -- Plus40(TM) Optional Life Insurance Rider

AMERICAN SKANDIA'S PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER WAS OFFERED, IN THOSE STATES WHERE APPROVED, BETWEEN SEPTEMBER 17, 2001 AND MAY 1, 2003. THE DESCRIPTION BELOW OF THE PLUS40(TM) BENEFIT APPLIES TO THOSE CONTRACT OWNERS WHO PURCHASED AN ANNUITY DURING THAT TIME PERIOD AND ELECTED THE PLUS40(TM) BENEFIT.

THE LIFE INSURANCE COVERAGE PROVIDED UNDER THE PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER ("PLUS40(TM) RIDER" OR THE "RIDER") IS SUPPORTED BY AMERICAN SKANDIA'S GENERAL ACCOUNT AND IS NOT SUBJECT TO, OR REGISTERED AS A SECURITY UNDER, EITHER THE SECURITIES ACT OF 1933 OR THE INVESTMENT COMPANY ACT OF 1940. INFORMATION ABOUT THE PLUS40(TM) RIDER IS INCLUDED AS AN APPENDIX TO THIS PROSPECTUS TO HELP YOU UNDERSTAND THE RIDER AND THE RELATIONSHIP BETWEEN THE RIDER AND THE VALUE OF YOUR ANNUITY. IT IS ALSO INCLUDED BECAUSE YOU CAN ELECT TO PAY FOR THE RIDER WITH TAXABLE WITHDRAWALS FROM YOUR ANNUITY. THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THIS INFORMATION. HOWEVER, THE INFORMATION MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

      THE INCOME TAX-FREE LIFE INSURANCE PAYABLE TO YOUR BENEFICIARY(IES) UNDER THE PLUS40(TM) RIDER IS EQUAL TO 40% OF THE ACCOUNT VALUE OF YOUR ANNUITY AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH, SUBJECT TO CERTAIN ADJUSTMENTS, RESTRICTIONS AND LIMITATIONS DESCRIBED BELOW.

ELIGIBILITY

The Plus40(TM) rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable -- the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

      The minimum allowable age to purchase the Plus40(TM) rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40(TM) rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

      - If you die during the first 24 months following the effective date of the Plus40(TM) rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40(TM) rider if you die within 24 months of its effective date.

      - If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

      - If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40(TM) rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

      - If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM) rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

      - If charges for the Plus40(TM) rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

APPENDIX E

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix E -- Plus40(TM) Optional Life Insurance Rider continued

      - If the age of any person covered under the Plus40(TM) rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

      - On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT

The Plus40(TM) rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40(TM) rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40(TM) rider or similar life insurance coverage.

      - The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

      - The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40(TM) riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40(TM) rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION

If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40(TM) rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

      The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40(TM) rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40(TM) rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM) RIDER

The Plus40(TM) rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40(TM) rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                                                      APPENDIX E

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

                 PERCENTAGE OF
ATTAINED AGE     ACCOUNT VALUE
Age 40-75              .80%
Age 76-80             1.60%
Age 81-85             3.20%
Age 86-90             4.80%
Age 91                6.50%
Age 92                7.50%
Age 93                8.50%
Age 94                9.50%
Age 95               10.50%

      The charge for the Plus40(TM) rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

      We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

      You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

      - If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

      - If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION

You can terminate the Plus40(TM) rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40(TM) rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40(TM) rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40(TM) rider.

CHANGES IN ANNUITY DESIGNATIONS

Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40(TM) rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

APPENDIX E

AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix E -- Plus40(TM) Optional Life Insurance Rider  continued

SPOUSAL ASSUMPTION

A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, THE DEATH BENEFIT UNDER THE PLUS40(TM) RIDER WILL BE PAID DESPITE THE FACT THAT THE ANNUITY WILL CONTINUE. The spousal beneficiary can apply the death benefit proceeds under the Plus40(TM) rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40(TM) rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION

The Plus40(TM) rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

      If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40(TM) rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

      We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                                                                      APPENDIX F

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix F -- Description and Calculation of Previously Offered Optional Death Benefits

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

      THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.    the basic Death Benefit described above

      PLUS

2. 50% of the "DEATH BENEFIT AMOUNT" less Purchase Payments reduced by proportional withdrawals.
      "DEATH BENEFIT AMOUNT" includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

      "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn
THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 50% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

NOTE: YOU MAY NOT ELECT THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IF YOU HAVE ELECTED ANY OTHER OPTIONAL DEATH BENEFIT.

GUARANTEED MINIMUM DEATH BENEFIT

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT
- The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

- The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

APPENDIX F

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTUS

Appendix F -- Description and Calculation of
Previously Offered Optional Death Benefits  continued
- The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

- A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.
CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Between May 15, 1999 and January 22, 2001, in those jurisdictions where we received regulatory approval, American Skandia offered the Guaranteed Minimum Death Benefit with a 7.2% accumulation rate. This Benefit will apply to Annuity Owners who purchased the Annuity and elected the 7.2% GMDB during the period it was offered.

ANNUITIES WITH JOINT OWNERS

For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

                                                                      APPENDIX F

                              AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTUS

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?

We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.35% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1.    on each anniversary of the Issue Date;

2. when Account Value is transferred to our general account prior to the Annuity Date;

3.    if you surrender your Annuity; and

4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

      If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

      We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

      Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase

Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

  Purchase Payments      =   $50,000
  Account Value          =   $75,000
  Basic Death Benefit    =   $75,000
  Death Benefit Amount   =   $75,000 - $50,000 = $25,000
  Benefit Payable under Enhanced Beneficiary Protection
  Optional Death Benefit =   40% of Growth
                         =   $75,000 + $12,500 = $87,500

Examples with market decline

Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

APPENDIX F

AMERICAN SKANDIA ADVISOR CHOICE(R) 2000 PROSPECTUS

Appendix F -- Description and Calculation of
Previously Offered Optional Death Benefits  continued

  Purchase Payments      =   $50,000
  Account Value          =   $40,000
  Basic Death Benefit    =   $50,000
  Death Benefit Amount   =   $50,000 - $50,000 = $0
  Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                         =   $50,000 + $0 = $50,000

      IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION

The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase

Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease

Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease

Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                                                      APPENDIX G

                             AMERICAN SKANDIA ADVISORS CHOICE(R) 2000 PROSPECTUS

Appendix G -- Additional Information on Asset Allocation Programs
PROGRAM RULES

- You can elect an asset allocator program where the Sub-accounts for each asset class in each model portfolio are designated based on an evaluation of available Sub-accounts. If you elect the Lifetime Five Benefit ("LT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

HOW THE ASSET ALLOCATION PROGRAM WORKS

- Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

- ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

- REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

- SUB-ACCOUNT CHANGES WITHIN THE MODEL PORTFOLIOS: From time to time you may be notified of a suggested change in a Sub-account or percentage allocated to a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the suggested change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

- OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: You may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required.

TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

- You may request to terminate your asset allocation program at any time. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:

- You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.
                                                                             G-1

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS CHC2-PROS (05/2005).

                     ______________________________________
                                (print your name)

                     ______________________________________
                                    (address)

                     ______________________________________
                              (city/state/zip code)

                       This page intentionally left blank

Variable Annuity Issued by:                            Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                  AMERICAN SKANDIA
ASSURANCE CORPORATION                                           MARKETING, INCORPORATED
A Prudential Financial Company                           A Prudential Financial Company
One Corporate Drive                                                 One Corporate Drive
Shelton, Connecticut 06484                                   Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                       Telephone: 203-926-1888
http://www.americanskandia.prudential.com     http://www.americanskandia.prudential.com

                               MAILING ADDRESSES:

                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                  P.O. Box 7960
                             Philadelphia, PA 19176

                                  EXPRESS MAIL:
                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 2101 Welsh Road
                                Dresher, PA 19025

                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS


ITEM                                                                                                                   PAGE
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
GENERAL INFORMATION ABOUT AMERICAN SKANDIA................................................................................2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION............................................................................2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B.........................................................2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D.........................................................3

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated..............................................4

HOW THE UNIT PRICE IS DETERMINED..........................................................................................6

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS...............................................................................7
   How We Calculate the Market Value Adjustment...........................................................................7

OTHER TAX RULES...........................................................................................................8
   Federal Tax Status.....................................................................................................8

GENERAL INFORMATION.......................................................................................................9
   Voting Rights..........................................................................................................9
   Modification..........................................................................................................10
   Deferral of Transactions..............................................................................................10
   Misstatement of Age or Sex............................................................................................10
   Ending the Offer......................................................................................................10

Annuitization............................................................................................................11

EXPERTS..................................................................................................................17

LEGAL EXPERTS............................................................................................................18

FINANCIAL STATEMENTS.....................................................................................................18
     AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION............................19
     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B......................................................20

------------------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE
ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE
PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7040, BRIDGEPORT, CONNECTICUT 06601-7040, OR
TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS SERVICE@PRUDENTIAL.COM.
------------------------------------------------------------------------------------------------------------------------------------

Date of Prospectus:  May 2, 2005                                  Date of Statement of Additional Information:  May 2, 2005

CHC2 - SAI (05/2005)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"). American Skandia's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account
B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. Also included in such information is the investment policy of each Portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

     1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

     2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

          a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

          b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

     3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

     4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), a co-investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary of ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by Portfolios of American Skandia Trust which are offered as Sub-account under the Annuity.

ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

          a.   o   Percentage Payments based upon "Asset under Management" or
               "AUM": This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm (or its affiliated broker/dealers).
               o Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).
          b.   o   Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


Name of Firm:

AIG*
American General Securities, Inc.
American Portfolios Financial Services, Inc.
Associated Securities Corp.
Bluevase Securities
Brecek & Young Advisors, Inc.
Brookstreet Securities Corporation
Cadaret, Grant & Co. Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
Crown Capital Securities
CUSO Financial Services
Equity Services, Inc.
FFP Securities, Inc.
Financial Network Investment Corp. (part of the ING selling network)* First Allied Securities, Inc.
FSC Securities Corporation (part of the AIG selling network)*
Gary Goldberg & Company
GunnAllen Financial Incorporated
H. Beck, Inc.
Hantz Financial Services, Inc.
Hibernia Investments, LLC
ING Financial Partners*
Invest Financial Corp
Investment Advisors & Consultants
Investment Centers of America
Investors Capital Corporation
Jefferson Pilot Securities Corp
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco Private Ledger
Multi-Financial Securities Corporation (part of the ING selling network)* Mutual Service Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities
Prime Capital Services
Primevest Financial Services, Inc. (part of the ING selling network)* Questar Capital Corporation
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher
Royal Alliance Associates, Inc. (part of the AIG selling network)* Securities America, Inc.
Securities Service Network, Inc.
Sigma Financial Corporation
SII Investments
Stifel, Nicolaus & Company, Inc.
SunAmerica Securities, Inc. (part of the AIG selling network)*
TD Waterhouse Investor Services, Inc.
TFS Securities, Inc.
The Investment Center, Inc.
United Planners Financial Services of America
UVEST Financial Services Group
Wachovia Securities, LLC*
Wall Street Financial Group
Waterstone Financial Group, Inc.
Webster Investments
World Group Securities, Inc

-------------------
* Also includes payments made in connection with products issued by PruCo Life Insurance Company and PruCo Life Insurance Company of New Jersey.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2004: $239,555,521 2003: $182,550,093; 2002:
$193,374,436.


HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

     a.   is the net result of:

          1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

          2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     b.   is the net result of:

          1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

          2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     c. is the Insurance Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is one and one half percent of interest (1.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment
A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

The formula is:

                                             N/12
                       [(1+I) / (1+J+0.0010)]

                                 where:

        I is the interest rate being credited to the Fixed Allocation;

        J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

        N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)](N/12).

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

     1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

     2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

OTHER TAX RULES

Federal Tax Status

     1. Diversification.

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

     2. Investor Control.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3. Entity Owners.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

     4. Purchase Payments Made Before August 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14,1982, is not subject to the 10% tax penalty.

     5. Generation-Skipping Transfers.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

Voting Rights
You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy; (d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. American Skandia Trust (the "Trust") has obtained an exemption from the SEC that permits its investment adviser, American Skandia Investment Services, Incorporated ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification
We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the annuity payment phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions
We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
     |X|  trading on the NYSE is restricted;
     |X| an emergency exists making redemption or valuation of securities held in the separate account impractical; or
     |X| the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer
We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

Annuitization

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. You may not annuitize and receive annuity payments within the first Annuity Year.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment option 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

         Options 1-3:
         Under Options 1, 2 and 3, annuity payments are payable for the life of the Annuitant, for a Certain Period, or for the life of the Annuitant and a Certain Period. Annuity payments terminate when the Annuitant dies, the Certain Period chosen ends, or upon the Inheritance Date if a lump sum death benefit is payable.

         Your Account Value on the Annuity Date will be used to purchase Units. We will determine the number of Units based on the Account Value reduced by any applicable premium tax, the length of any Certain Period, the payment option selected, and the Unit Value of the Sub-accounts you initially selected on the Annuity Date. The number of Units also will depend on the Annuitant's age and gender (where permitted by law) if Annuity Payments are due for the life of the Annuitant. Other than to fund Annuity Payments, the number of Units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed).

         We calculate your Annuity Payment Amount on each Monthly Processing Date by multiplying the number of Units scheduled to be redeemed under the Schedule of Units for each Sub-account and multiplying them by the Unit Value of each Sub-account on such date. This calculation is performed for each Sub-account, and the sum of the Sub-account calculations will equal the amount of your Annuity Payment Amount.

         You can select one of three AIRs for these options: 3%, 5% or 7%.

         Options 5  & 6:
         Annuity payment Options 5 and 6 attempt to cushion the Annuity Payment Amount from the immediate impact of Sub-account performance through a "stabilization" process. This means that positive market performance will not always increase the Annuity Payment Amount, and negative market performance will not always decrease the Annuity Payment Amount. The stabilization process adjusts the length of the Inheritance Period while generally maintaining a level Annuity Payment Amount. When values under the Annuity exceed a trigger, then an Adjustment is made to increase the Annuity Payment Amount and decrease the Cash Value and the Inheritance Period. Adjustments do not change the Income Base.

         KEY TERMS

         Adjustment is a change to the benefits that occur if, on an Annuity Payment Date, the Cash Value Trigger is exceeded.

         Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

         Annuity Factors are factors we apply to determine the Schedule of Units. Annuity Factors reflect assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitants and will depend on the Benchmark Rate, the Inheritance Period, the Annuitant's attained age and where permitted by law, gender.

         Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

         Benchmark Rate is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. The Benchmark Rate for Annuity Option 5 is currently 4%. The Benchmark Rate for Annuity Option 6 is currently 3%. We may use a different rate for different classes of purchasers. The Benchmark Rate is set forth in the supplemental contract material which you receive upon annuitization.

         Cash Value Trigger is an amount we use to determine whether an Adjustment must be made to your Annuity's annuitization values following the Annuity Date. The initial Cash Value Trigger is a percentage of the Account Value on the Annuity Date (generally 85% of such amount), and is always equal to the Cash Value of the contract on the Annuitization Date. We reserve the right to change the Cash Value Trigger at any time.

         Income Base is the value of each allocation to a Sub-account, plus any earnings and any adjustments made based on whether the Annuitant(s) is alive and/or less any losses, distributions, and charges thereon. Income Base is determined separately for each Sub-account, and then totaled to determine the Income Base for your Annuity. The Income Base is always more than the Cash Value.

         Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

         Inheritance Period is a variable period of time during which annuity payments are due whether or not the Annuitant is still alive. The Inheritance Period is represented in months or partial months.

         Schedule of Units is a schedule for each Sub-account of how many Units are expected to fund your annuity payments as of each Annuity Payment Date. The schedule initially is assigned on the Annuity Date and is based on the portion of the Account Value on the Annuity Date you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

  o      Stabilized Variable Payments (Option 5)
         This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the Annuity Date. The schedule of units is established for each Sub-account you choose on the Annuity Date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount.
         Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments.
         The AIR for this option is 4%.

  o      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

         HOW ANNUITIZATION WORKS FOR OPTIONS 5 & 6:

         Initial Annuity Payment
         The initial annuity payment amount is calculated based on the Schedule of Units multiplied by the Unit Values on the Annuity Date. We calculate this value upon annuitization and this is the amount payable on the first Annuity Payment Date.

         Subsequent Annuity Payments
         The amount of subsequent annuity payments are determined one month in advance. On the Annuity Payment Date, based on your current allocations, we calculate the Inheritance Period and the Cash Value. We calculate these initial values as follows:

  o The Inheritance Period is first reduced by one month (because one monthly period has passed) and then increased or decreased to reflect the difference between the value of the Units to be redeemed to fund the stable annuity payment amount and the value of the Units in the Schedule of Units. Generally, if Sub-account performance exceeds the Benchmark Rate, then the Inheritance Period will decrease less than one month, while if Sub-account performance is less than the Benchmark Rate, the Inheritance Period will decrease more than one month. Monthly annuity payment amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.

  o The Cash Value is determined based on the new Inheritance Period and the current Unit Values.

         The next annuity payment amount on each Annuity Payment Date will depend on whether the Inheritance Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

         Inheritance Period Greater Than Zero
         Cash Value Trigger not exceeded
         If the Cash Value Trigger has not been exceeded then we do not make an adjustment. The next annuity payment amount is equal to the then current annuity payment amount. The Inheritance Period and the Cash Value initially calculated above are established. The stabilization process maintains a level annuity payment amount.

         Cash Value Trigger exceeded
         If the Cash Value Trigger has been exceeded then we make an adjustment. The Cash Value of the Annuity is adjusted to be equal to the Cash Value Trigger and the Inheritance Period is decreased. The Schedule of Units is revised to reflect a higher Annuity Payment Amount to be paid on the next Annuity Payment Date. Adjustments do not change the Income Base of the Annuity. The revised annuity payment amount becomes the new stabilized payment amount until there is an adjustment or the Inheritance Period becomes equal to zero.

         Inheritance Period Equal To Zero
         If the Inheritance Period is equal to zero, the Annuity in the annuitization phase does not have any Cash Value. Annuity Payments will continue until the Inheritance Date; however, the annuity payment amount may fluctuate each Annuity Payment Date with changes in Unit Values. The next annuity payment amount is established equal to the number of Units scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

         -----------------------------------------------------------------------
         If you have selected annuity payment option 6, the Optional Guarantee Feature, the annuity payment amount will not be less than the initial guaranteed annuity payment amount.
         -----------------------------------------------------------------------

         Can I change the Cash Value Trigger?
         Unless you have selected annuity payment option 6, you can adjust the Cash Value Trigger to 25%, 50%, or 75% of the original Cash Value Trigger on any Annuity Payment Date.

         Reducing the Cash Value Trigger increases the likelihood that your annuity payment amount will increase. However, reducing the Cash Value Trigger may also result in using more Units to generate the larger monthly payment. This can also decrease the Inheritance Period more rapidly to support the higher Annuity Payment Amount during periods of poor market performance, which may effect the stability of future annuity payments. Any adjustment to the Cash Value Trigger is permanent although you may continue to decrease the trigger in the future to 25% of the original Cash Value Trigger. If you have selected Annuity Payment Option 6, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

         Can you illustrate how annuity payments are made?
         Shown below are examples of annuity payment option 5 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark Rate, and $50,000 Account Value on the Annuity Date. These values are illustrative only and are hypothetical.

      ---------------------------------------------------------------------------------------------------------------------
                                                            Male Age 65, 4% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 278.96      211.32   $ 50,000    $ 42,500    $ 278.96     132.90    $ 34,857   $ 24,404
                4%                278.96      211.32     50,000      42,500      278.96     156.83      41,916     32,503
                6%                278.96      211.32     50,000      42,500      278.96     166.53      45,789     36,713
                8%                278.96      211.32     50,000      42,500      278.96     175.13      49,903     41,083
               10%                278.96      211.32     50,000      42,500      299.05     161.47      53,912     42,500
               12%                278.96      211.32     50,000      42,500      322.34     142.75      57,988     42,500

      ---------------------------------------------------------------------------------------------------------------------
                                            Beginning Year 10                              Beginning Year 20
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 175.01        0.00   $ 21,173         $ 0    $ 104.26       0.00     $ 8,332        $ 0
                4%                278.96       65.92     31,224      14,753      219.83       0.00      17,567          0
                6%                278.96      118.14     39,816      28,948      278.96      44.25      26,839     12,990
                8%                278.96      152.19     50,118      41,912      322.81     108.15      49,512     42,500
               10%                355.11      115.47     59,303      42,500      555.16      61.30      68,412     42,500
               12%                421.98       89.98     70,418      42,500      888.48      37.19     101,564     42,500
      ---------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                                                           Female Age 65, 4% Benchmark Rate,
                                                         $50,000 Account Value of Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 258.24      236.78   $ 50,000    $ 42,500    $ 258.24     144.79    $ 35,656   $ 24,173
                4%                258.24      236.78     50,000      42,500      258.24     179.86      42,775     33,347
                6%                258.24      236.78     50,000      42,500      258.24     193.11      46,680     37,896
                8%                258.24      236.78     50,000      42,500      258.54     204.14      50,826     42,500
               10%                258.24      236.78     50,000      42,500      279.62     178.24      54,810     42,500
               12%                258.24      236.78     50,000      42,500      296.48     158.15      59,069     42,500
      ---------------------------------------------------------------------------------------------------------------------
                                            Beginning Year 10                              Beginning Year 20
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 162.01        0.00   $ 22,625         $ 0     $ 96.51        0.00     $ 8,891        $ 0
                4%                258.24       76.04     32,961      15,506      203.50        0.00      18,747          0
                6%                258.24      147.89     41,792      32,064      258.24       74.90      29,798     19,391
                8%                278.90      166.58     51,796      42,500      327.20      114.71      50,840     42,500
               10%                335.80      125.86     61,417      42,500      544.61       65.36      72,073     42,500
               12%                390.12       98.61     73,317      42,500      841.11       40.11     107,597     42,500
      ---------------------------------------------------------------------------------------------------------------------

Below are examples of annuity payment option 6 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000 Account Value on Annuity Date. These values are illustrative only and are hypothetical.

      ---------------------------------------------------------------------------------------------------------------------
                                                            Male Age 65, 3% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 249.37      221.37   $ 50,000    $ 42,500    $ 249.37      148.67    $ 34,550   $ 25,151
                4%                249.37      221.37     50,000      42,500      249.37      167.89      41,435     32,509
                6%                249.37      221.37     50,000      42,500      249.37      175.80      45,210     36,410
                8%                249.37      221.37     50,000      42,500      249.37      182.87      49,219     40,492
               10%                249.37      221.37     50,000      42,500      264.57      173.21      53,211     42,500
               12%                249.37      221.37     50,000      42,500      287.28      153.60      57,176     42,500

      ---------------------------------------------------------------------------------------------------------------------
                                            Beginning Year 10                              Beginning Year 20
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 249.37        0.00   $ 20,319         $ 0    $ 249.37       0.00     $ 7,773        $ 0
                4%                249.37       82.08     30,483      16,461      249.37       0.00      16,400          0
                6%                249.37      124.93     38,634      28,285      249.37      44.13      25,015     11,687
                8%                249.37      154.02     48,349      39,902      249.37     121.50      47,150     41,888
               10%                309.45      126.69     57,540      42,500      469.02      69.38      64,353     42,500
               12%                370.41       99.14     68,044      42,500      757.89      42.21      94,439     42,500
      ---------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                                                           Female Age 65, 3% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 228.98      248.47   $ 50,000    $ 42,500    $ 228.98     166.84    $ 35,323   $ 25,380
                4%                228.98      248.47     50,000      42,500      228.98     193.27      42,265     33,383
                6%                228.98      248.47     50,000      42,500      228.98     203.62      46,069     37,519
                8%                228.98      248.47     50,000      42,500      228.98     212.65      50,108     41,803
               10%                228.98      248.47     50,000      42,500      246.35     191.81      54,055     42,500
               12%                228.98      248.47     50,000      42,500      262.61     170.89      58,198     42,500
      ---------------------------------------------------------------------------------------------------------------------
                                            Beginning Year 10                              Beginning Year 20
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of      Annuity   Inheritance   Income       Cash      Annuity   Inheritance   Income      Cash
              Return             Payment      Period      Base        Value     Payment     Period       Base       Value
                                 Amount      (months)                           Amount     (months)
                0%              $ 228.98        0.00   $ 21,726         $ 0    $ 228.98        0.00     $ 8,275        $ 0
                4%                228.98       99.00     32,143      17,870      228.98        0.00      17,460          0
                6%                228.98      154.84     40,498      31,093      228.98       74.08      27,657     17,376
                8%                236.22      183.14     50,351      42,500      267.55      130.23      48,732     42,500
               10%                291.75      138.73     59,441      42,500      459.19       74.40      67,427     42,500
               12%                340.24      109.31     70,699      42,500      713.90       45.82      99,672     42,500
      ---------------------------------------------------------------------------------------------------------------------

WHAT HAPPENS WHEN THE ANNUITANT DIES?

As of the Inheritance Date, if an Inheritance Period exists and was never zero at any time between the death of the last surviving Annuitant and the Inheritance Date, we will make Annuity Payments to the Beneficiary for the remainder of the Inheritance Period. As an alternative, a lump sum can be paid to the Beneficiary. There is no guarantee that there will be any Inheritance Period after the date of death, which means there may be no amount due for the Beneficiary. If there is no Inheritance Period as of the Inheritance Date, the Annuity terminates.

For Payment Options 1, 2 and 3 if the Annuitant dies before the Annuity Date, the Annuity will end and the Cash Value will be payable as settlement to the Beneficiary(s) after we have received all of our requirements to make settlement.

If the Annuity is used in connection with a tax qualified retirement plan or qualified contract (including individual retirement annuities), the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?

If annuity payments are to be paid to a Beneficiary, annuity payments will begin as of the next Annuity Payment Date, or the Cash Value can then be paid. No amounts are payable to a Beneficiary until the death of the last surviving Annuitant. Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

EXPERTS


PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut 06103, an independent registered public accounting firm, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the year ended December 31, 2003 and 2004. Ernst & Young LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, an independent registered public accounting firm, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the years ended December 31, 2002, 2001, 2000 and 1999. The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of American Skandia Life Assurance Corporation Variable Account B at December 31, 2004 and for the periods ended December 31, 2004 and 2003 are included in this Statement of Additional Information. The financial statements included herein have been audited by

PricewaterhouseCoopers LLP and Ernst & Young LLP, independent registered public accounting firms, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance on such reports given on the authority of each firm as experts in accounting and auditing.


LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS
American Skandia Life Assurance Corporation
American Skandia Life Assurance Corporation Variable Account B

The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2004 and for the years ended December 31, 2004 and 2003. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at service@prudential.com.

================================================================================

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) at December 31, 2004 and December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2004 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2, effective January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 17, 2005

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows of American Skandia Life Assurance Corporation (the Company) for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of American Skandia Life Assurance Corporation for the year ended December 31, 2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/s/ ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003

American Skandia Life Assurance Corporation

Consolidated Statements of Financial Position
December 31, 2004 and 2003 (in thousands)

                                                                                2004                 2003
                                                                           ----------------     -------------
ASSETS
Fixed maturities available for sale,
   at fair value (amortized cost, 2004: $1,737,949; 2003: $427,705)        $   1,771,976        $     425,231
Trading account assets, at fair value                                             47,316               59,485
Equity securities available for sale, at fair value (cost of $11,238)             11,567                    -
Policy loans                                                                      10,323                8,371
Short-term investments                                                           423,971               39,587
                                                                           -------------        -------------
   Total investments                                                           2,265,153              532,674
Cash and cash equivalents                                                         72,854                6,300
Deferred policy acquisition costs                                                300,901              122,572
Accrued investment income                                                         22,321                3,969
Reinsurance recoverable                                                                -                3,819
Receivables from Parent and affiliates                                             5,098                3,200
Income taxes receivable                                                          244,932              222,422
Valuation of business acquired                                                   234,167              402,169
Deferred purchase credits                                                        144,395               70,188
Other assets                                                                      53,332               24,380
Separate account assets                                                       26,984,413           25,817,612
                                                                           -------------        -------------
TOTAL ASSETS                                                               $  30,327,566        $  27,209,305
                                                                           =============        =============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                            $   1,411,483        $     132,234
Future policy benefits and other policyholder liabilities                         51,078               13,681
Payables to Parent and affiliates                                                 24,182               16,396
Cash collateral for loaned securities                                            291,299                    -
Securities sold under agreements to repurchase                                    33,373               20,850
Short-term borrowing                                                             140,363              116,000
Long-term borrowing                                                              135,000                    -
Future fees payable to American Skandia, Inc. ("ASI")                            200,597              307,879
Other liabilities                                                                368,308              208,156
Separate account liabilities                                                  26,984,413           25,817,612
                                                                           -------------        -------------
Total liabilities                                                             29,640,096           26,632,808
                                                                           -------------        -------------

Contingencies (See Note 12)

Stockholder's Equity
Common stock, $100 par value;
     25,000 shares, authorized,
     issued and outstanding                                                        2,500                2,500
Additional paid-in capital                                                       484,425              485,100
Retained earnings                                                                180,759               90,856
Deferred compensation                                                               (904)                (360)
Accumulated other comprehensive income (loss)                                     20,690               (1,599)
                                                                           -------------        -------------
Total stockholder's equity                                                       687,470              576,497
                                                                           -------------        -------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                 $  30,327,566        $  27,209,305
                                                                           =============        =============

                 See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Consolidated Statements of Operations and Comprehensive Income
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2002 (in thousands)

                                          Successor         Successor           Predecessor      Predecessor
                                          ---------      ------------------   -----------------  -----------
                                                         Eight months ended   Four months ended
                                                             December 31,           April 30,
                                             2004               2003                 2003             2002
                                          ---------      ------------------   -----------------  -----------
REVENUES

Premiums                                  $  17,568         $   7,439           $   2,496        $   3,895
Policy charges and fee income               358,533           241,955             109,213          363,420
Net investment income (losses)               90,459            26,707              (1,289)          18,415
Realized investment (losses) gains, net      (8,409)             (472)             (4,601)          22,189
Asset management fees                       112,100            66,108              28,092           97,650
Other income                                  5,331             7,862                 618            1,945
                                          ---------         ---------           ---------        ---------
Total revenues                              575,582           349,599             134,529          507,514
                                          ---------         ---------           ---------        ---------

BENEFITS AND EXPENSES

Policyholders' benefits                      86,948            43,680              23,946           60,415
Interest credited to policyholders'
  account balances                           80,120             4,689              13,693           83,911
General, administrative and other
  expenses                                  264,514           159,973              97,640          631,255
                                          ---------         ---------           ---------        ---------

Total benefits and expenses                 431,582           208,342             135,279          775,581
                                          ---------         ---------           ---------        ---------

INCOME (LOSS) FROM OPERATIONS BEFORE
  INCOME TAXES AND CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                         144,000           141,257                (750)        (268,067)
                                          ---------         ---------           ---------        ---------
Income tax expense (benefit)                 37,019            50,401              (8,544)        (102,810)
                                          ---------         ---------           ---------        ---------
INCOME (LOSS) FROM OPERATIONS BEFORE
  CUMULATIVE EFFECT OF ACCOUNTING CHANGE    106,981            90,856               7,794         (165,257)
                                          ---------         ---------           ---------        ---------
Cumulative effect of accounting
  change, net of taxes                      (17,079)                -                   -                -
                                          ---------         ---------           ---------        ---------
NET INCOME (LOSS)                            89,903            90,856               7,794         (165,257)
                                          ---------         ---------           ---------        ---------
Other comprehensive income(loss), net
  of taxes                                   21,341            (1,599)               (269)          10,930
                                          ---------         ---------           ---------        ---------
COMPREHENSIVE INCOME (LOSS)               $ 111,244         $  89,257           $   7,525        $(154,327)
                                          =========         =========           =========        =========

                 See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Consolidated Statements of Stockholder's Equity
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2002 (in thousands)

                                                                                                       Accumulated
                                                         Additional                                       other           Total
                                          Common          paid-in -    Retained      Deferred         comprehensive    stockholder's
                                          Stock           capital      earnings    compensation          income           equity
                                         --------        ---------    ----------   -----------        -----------      -----------
Balance, December 31, 2001
(Predecessor)                            $  2,500        $ 335,329    $  239,078   $         -         $      761      $   577,668

Net loss                                        -                -      (165,257)            -                 -          (165,257)
Capital contributions                           -          259,720             -             -                 -           259,720
Change in foreign currency
  translation adjustments, net of
  taxes                                         -                -             -             -              (630)            (630)
Change in net unrealized investment
  gains, net of reclassification
  adjustment and taxes                          -                -             -             -             11,560           11,560
                                         --------        ---------    ----------   -----------         ----------      -----------
Balance, December 31, 2002
  (Predecessor)                             2,500          595,049        73,821             -             11,691          683,061

Net income                                      -                -         7,794             -                  -            7,794
Capital contributions                           -            2,183             -             -                  -            2,183
Change in foreign currency
  translation adjustments, net of taxes         -                -             -             -                615              615
Change in net unrealized investment
  gains, net of reclassification
  adjustment and taxes                          -                -             -             -               (884)            (884)
                                         --------        ---------    ----------   -----------         ----------      -----------
Balance, April 30, 2003 (Predecessor)       2,500          597,232        81,615             -             11,422          692,769

Acquisition purchase accounting
  adjustments (See Footnote 4)                  -         (112,187)      (81,615)            -            (11,422)        (205,224)
                                         --------        ---------    ----------   -----------         ----------      -----------

Balance, May 1, 2003 opening balance
  sheet (Successor)                         2,500          485,045             -             -                  -          487,545

Net income                                      -                -        90,856             -                  -           90,856
Stock-based compensation                        -               55             -             -                  -               55
Deferred compensation program                   -                -             -          (360)                 -             (360)
Change in net unrealized investment
  gains, net of reclassification
  adjustment and taxes                          -                -             -             -             (1,599)          (1,599)
                                         --------        ---------    ----------   -----------         ----------      -----------
Balance, December 31, 2003 (Successor)      2,500          485,100        90,856          (360)            (1,599)         576,497
Net income                                                                89,903                                            89,903
Purchase of fixed maturities from an            -             (948)            -             -                948                -
  affiliate, net of taxes
Stock-based compensation                                       273                                                             273
Deferred compensation program                                                             (544)                               (544)
Change in net unrealized investment
  gains                                                                                                    21,341           21,341
                                         --------        ---------    ----------   -----------         ----------      -----------
Balance, December 31, 2004 (Successor)   $  2,500        $ 484,425    $  180,759   $      (904)        $   20,690      $   687,470
                                         ========        =========    ==========   ===========         ==========      ===========

                 See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Consolidated Statements of Cash Flows
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2003 (in thousands)

                                                                   Successor           Successor       Predecessor     Predecessor
                                                                  -----------       ----------------  ------------     -----------
                                                                                     Eight months     Four months
                                                                                    ended December    ended April
                                                                      2004             31, 2003         30, 2003           2002
                                                                  -----------       ----------------  ------------     -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                 $    89,903         $    90,856      $     7,794       $(165,257)
Adjustments to reconcile net income (loss) to net cash from
 (used in) operating activities:
   Realized investment losses (gains), net                              8,409                 472            4,601         (22,189)
   Amortization and depreciation                                       46,765              58,447            5,288          21,649
   Cumulative effect of accounting change, net of taxes                17,079                   -                -               -
    Change in:
     Policy reserves                                                   34,361               6,580            4,288           3,293
     Accrued investment income                                          6,035                 515             (288)            541
     Net receivable/payable to Parent and affiliates                    5,888              13,509              124         (98,339)
     Policy loans                                                      (1,952)               (774)             (38)         (1,000)
     Deferred policy acquisition costs                               (177,935)           (122,572)         (12,601)        265,737
     Income taxes (receivable) payable                                (24,826)             (3,030)            (464)         37,084
     Other, net                                                        12,140              (1,249)          (3,588)       (169,312)
                                                                  -----------         -----------      -----------       ---------
Cash Flows From (Used in) Operating Activities                         15,867              42,754            5,116        (127,793)
                                                                  -----------         -----------      -----------       ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds form the sale/maturity of fixed maturities
    available for sale                                              2,580,125              75,101          131,628         367,263
   Payments for the purchase of fixed maturities available for
    sale                                                           (2,196,424)           (103,237)        (135,885)       (388,053)
   Proceeds from the sale of shares in equity securities               88,663              39,920           10,955          34,220
   Payments for the purchase of shares in equity
    securities and dividend reinvestments                             (74,646)            (25,951)         (24,809)        (49,713)
   Other short-term investments, net                                 (377,888)            (39,587)           1,019          26,958
                                                                  -----------         -----------      -----------       ---------
Cash Flows From (Used in) Investing Activities                         19,830             (53,754)         (17,092)         (9,325)
                                                                  -----------         -----------      -----------       ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Capital contribution                                                     -                   -            2,183         259,720
   Paid in capital transaction associated with the purchase of
    fixed maturities from an affiliate                                   (948)                  -                -               -
   Decrease in future fees payable to ASI, net                       (107,282)            (80,393)         (63,343)        (91,223)
   Cash collateral for loaned securities                              291,299                   -                -               -
   Securities sold under agreement to repurchase                       12,523              20,850                -               -
   Net increase in long-term borrowing                                135,000                   -                -               -
   Net increase in short-term borrowing                                24,363              71,000           35,000               -
   Drafts outstanding                                                 103,736             (45,853)         (14,362)         35,430
   Pay down of surplus notes                                                -                   -                -         (34,000)
   Stock-based compensation                                               273                  55                -               -
   Deferred compensation program                                         (544)               (360)               -               -
   Deposits to contract owner accounts                                 66,268              42,361          155,034         192,263
   Withdrawals from contract owner accounts                          (271,613)           (153,384)         (63,357)       (164,964)
   Change in contract owner accounts, net of investment earnings     (222,218)             82,853          (77,809)         27,631
                                                                  -----------         -----------      -----------       ---------
Cash Flows From (Used in) Financing Activities                         30,857             (62,871)         (26,654)        224,857
                                                                  -----------         -----------      -----------       ---------

   Net (decrease) increase in cash and cash equivalents                66,554             (73,871)         (38,630)         87,739
   Change in foreign currency translation, net                              -                   -              947            (970)
   Cash and cash equivalents, beginning of period                       6,300              80,171          117,854          31,085
                                                                  -----------         -----------      -----------       ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                          $    72,854         $     6,300      $    80,171       $ 117,854
                                                                  ===========         ===========      ===========       =========
   Income taxes paid (received)                                   $    39,199         $       877      $        13       $ (40,823)
                                                                  ===========         ===========      ===========       =========
   Interest paid (received)                                       $    11,261         $    14,454      $    (7,788)      $  23,967
                                                                  ===========         ===========      ===========       =========

                 See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

1. BUSINESS

American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("SICL"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining 10% of SUSI's outstanding common stock (see Notes 4 and 6 for additional information on the Acquisition).

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to SICL on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2004 and eight months ended December 31, 2003. The Company received capital contributions of $2.2 million and $259.7 million during the four months ended April 30, 2003 and year ended December 31, 2002, respectively. Of this, $1.3 million and $4.5 million, received during the four months ended April 30, 2003 and year ended December 31, 2002, was used to support its investment in Skandia Vida.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive
(loss) income", net of income taxes.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, trading, as of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available -for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. Prior to May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss) income", net of income taxes. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a component of "Other income". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Derivative Financial Instruments

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2004, 2003 and 2002 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment (losses) gains, net". In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

As asset growth rates, during 2002 and 2001, were far below the Company's long-term assumption, the adjustment to the short-term asset growth rate had risen to a level, before being capped, that in management's opinion was excessive in the current market environment. Based on an analysis of those short-term rates, the related estimates of future gross profits and an impairment study, management of the Company determined that the short-term asset growth rate should be reset to the level of the long-term growth rate expectation as of September 30, 2002. This resulted in an acceleration of amortization of approximately $206.0 million during 2002.

Throughout 2002, the Company also updated its future estimated gross profits with respect to certain mortality assumptions reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72.0 million.

Securities sold under agreements to repurchase and securities lending transactions Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American Skandia Trust co-managed by American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

Included in "Separate account liabilities" are reserves of $1.8 billion at December 31, 2003 relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of return. Prior to the adoption of SOP 03-1, these reserves were calculated using the Commissioners Annuity Reserve Valuation Method. "Separate account assets" of $1.8 billion at December 31, 2003, consisting of fixed maturities, equity securities, short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account, are held in support of these annuity obligations, pursuant to state regulation.

Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred purchase credits

The Company provides sales inducements to contract holders, which reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Prior to May 1, 2003, the Company deferred certain bonus credits applied to contract holder deposits. The credit was reported as a contract holder liability within "Separate account liabilities" and the deferred expense was reported as a component of "Other assets". As the contract holder must keep the contract in-force for 10 years to earn the bonus credit, the Company amortized the deferred expense on a straight-line basis over 10 years. If the contract holder surrenders the contract or the contract holder dies prior to the end of 10 years, the bonus credit is returned to the Company. This component of the bonus credit was amortized in proportion to expected surrenders and mortality. As of December 31, 2003 and 2002, the unearned performance credit asset was $0 and $83.3 million, respectively. The deferred bonus credit asset was assigned a fair value of zero as part of purchase accounting. Updated versions of the Company's core products no longer contain this feature.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

"Other assets" consists primarily of a receivable from SICL and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million at December 31, 2003. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2004, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender. Annual maintenance fees are earned ratably throughout the year.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

For the years ended December 31, 2003 and 2002, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Consolidated Statements of Operations and Comprehensive Income. Benefit reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account "Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.50% to 8.25% at December 31, 2004 and 2003.

Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit ("GMDB") exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs. GMDB and living benefit guarantees offered by the Company are discussed in further detail in Note 7.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Prior to the acquisition, the financial position and results of operations of Skandia Vida were measured using local currency as the functional currency. Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Income taxes

Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the consolidated federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial consolidated federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2004 and eight months ended December 31, 2003, include costs of $742 thousand and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25 "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

New accounting pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The adoption of FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes" in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in "separate account liabilities" were reclassified resulting in increases in "policyholders' account balances," as well as changes in other non-separate account liabilities.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2004, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2004, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline. Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to "cumulative assessments" through the balance sheet date, and then subtracting "cumulative excess payments" from that date. The GMDB reserve as of December 31, 2004 amounted to $26.4 million. See
Note 7 for further details.

In addition to establishing a liability associated with the GMDB feature, SOP 03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP 03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates. However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. The Company applied the new rules on the accounting for goodwill and other intangible assets in the first quarter of 2002. The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                   2004
                                                         -----------------------------------------------------------
                                                                            Gross             Gross
                                                         Amortized       unrealized        unrealized
                                                            cost            gains            losses       Fair value
                                                         ----------      ----------        ----------     ----------
                                                                               (in thousands)
Fixed maturities available for sale
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and agencies        $   45,824       $    271          $    (25)     $   46,070
    States, municipalities and political
     subdivisions                                            84,953          1,550              (178)         86,325
    Mortgage-backed securities                               54,653             30               (67)         54,616
    Public utilities                                        200,335          4,727              (415)        204,647
    All other corporate bonds                             1,352,184         30,055            (1,921)      1,380,318
                                                         ----------       --------          --------      ----------
Total fixed maturities available for sale                $1,737,949       $ 36,633          $ (2,606)     $1,771,976
                                                         ==========       ========          ========      ==========
Equity securities available for sale                     $   11,238       $    329          $      -      $   11,567
                                                         ==========       ========          ========      ==========

                                                                                      2003
                                                         -----------------------------------------------------------
                                                                           Gross             Gross
                                                         Amortized       unrealized       unrealized
                                                           cost            gains            losses        Fair value
                                                         ----------      ----------       ----------      ----------
                                                                                (in thousands)
Fixed maturities available for sale
  Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $  101,843       $    115          $   (500)     $  101,458
    States, municipalities and political subdivisions       164,590             47            (1,434)        163,203
    Mortgage-backed securities                                2,638              9                 -           2,647
    Public utilities                                         11,192             47              (123)         11,116
    All other corporate bonds                               147,442            501            (1,136)        146,807
                                                         ----------       --------          --------      ----------
Total fixed maturities available for sale                $  427,705       $    719          $ (3,193)     $  425,231
                                                         ==========       ========          ========      ==========

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                                   Available for sale
                                         --------------------------------
                                           Amortized
                                             Cost            Fair value
                                         -------------      -------------
                                                   (in thousands)
Due in one year or less                  $      43,444      $      43,555
Due after one year through five years          841,488            850,578
Due after five years through ten years         671,256            692,892
Due after ten years                            127,108            130,335
Mortgage-backed securities                      54,653             54,616
                                         -------------      -------------
Total                                    $   1,737,949      $   1,771,976
                                         =============      =============

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, were $2.5 billion, $7.7 million, $129.0 million and $367.2 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, were $51.1 million, $67.4 million, $2.6 million and $50 thousand, respectively. Gross gains of $9.0 million, $430 thousand, $5.6 million and $8.2 million, and gross losses of $18.1 million, $386 thousand, $150 thousand and $4.5 million were realized on those sales during the year ended December 31, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a component of "Other income".

Investment Income and Investment Gains and Losses

Net investment income (loss) arose from the following sources for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002:

                                                             Successor                           Predessor
                                                 ------------------------------------   -----------------------
                                                                       Eight months      Four months
                                                     Year ended           ended          ended April
                                                 December 31, 2004   December 31, 2003    30, 2003       2002
                                                 -----------------   -----------------  ------------   ---------
                                                                         (in thousands)
Fixed maturities - available for sale               $    89,930        $     7,547      $  5,342       $ 18,015
Fixed, market value adjusted investment return               (3)            20,713        (6,350)           482
Equity securities - available for sale                      703                  -           412            809
Policy loans                                                547                335           101            403
Short-term investments and cash equivalents               4,903                230           319          1,116
                                                    -----------        -----------      --------       --------
Gross investment income (loss)                           96,080             28,825          (176)        20,825
     Less: investment expenses                           (5,621)            (2,118)       (1,113)        (2,410)
                                                    -----------        -----------      --------       --------
Net investment income (loss)                        $    90,459        $    26,707      $ (1,289)      $ 18,415
                                                    ===========        ===========      ========       ========

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were from the following sources:

                                                           Successor                           Predecessor
                                             ---------------------------------------     ---------------------
                                                                                          Four
                                                                                         months
                                                                    Eight months         ended
                                                  Year ended             ended           April 30,
                                              December 31, 2004    December 31, 2003        2003         2002
                                              -----------------    -----------------     ---------     --------
                                                                      (in thousands)
Fixed maturities                                 $    9,071            $       44        $  5,465     $  3,746
Equity securities - available for sale                    -                     -            (809)     (13,362)
Derivatives                                            (662)                 (516)         (8,835)      31,803
Sale of Skandia Vida                                      -                     -            (422)           -
Other                                                     -                     -               -            2
                                                 ----------            ----------        --------     --------
Realized investment (losses) gains, net          $    8,409            $     (472)       $ (4,601)    $ 22,189
                                                 ==========            ==========        ========     ========

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive (loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                 Deferred                                     Accumulated other
                                                                   Policy                                      comprehensive
                                                                 Acquisition                                   income (loss)
                                                                  Costs and                      Deferred      related to net
                                                  Unrealized    Valuation of     Foreign        income tax       unrealized
                                                gains (losses)    Business       currency       (liability)      investment
                                                on investments    Acquired      translation       benefit      gains (losses)
                                                --------------    --------      -----------       -------      --------------
                                                                               (in thousands)
Balance, January 1, 2002 (Predecessor)          $      1,146               -           23            (408)        $     761
Net investment gains on investments arising
  during the period                                   16,053               -            -          (5,619)           10,434
Reclassification adjustment for losses
  included in net income                               1,732               -            -            (606)            1,126
Net investment losses on foreign currency
  translation during the period                            -               -         (969)            339              (630)
                                                ------------     -----------      -------       ---------         ---------
Balance, December 31, 2002 (Predecessor)              18,931               -         (946)         (6,294)           11,691
Net investment gains on investments arising
  during the period                                    3,861               -            -          (1,345)            2,516
Reclassification adjustment for gains included
  in net income                                       (5,231)              -            -           1,831            (3,400)
Net investment gains on foreign currency
  translation during the period                            -               -          946            (331)              615
                                                ------------     -----------      -------       ---------         ---------
Balance, April 30, 2003 (Predecessor)                 17,561               -            -          (6,139)           11,422
Acquisition purchase accounting adjustments          (17,561)              -            -           6,139           (11,422)
                                                ------------     -----------      -------       ---------         ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)                                              -               -            -               -                 -
Net investment losses on investments arising
  during the period                                   (2,474)              -            -             875            (1,599)
                                                ------------     -----------      -------       ---------         ---------
Balance, December 31, 2003 (Successor)                (2,474)              -            -             875            (1,599)
Net investment losses on investments arising
  during the period                                   36,795                                      (13,006)           23,789
Impact of net unrealized investment (gains)
losses on deferred policy acquisition costs
  and valuation of business acquired                                  (2,319)                         819            (1,500)
                                                ------------     -----------      -------       ---------         ---------
Balance, December 31, 2004 (Successor)          $     34,321     $    (2,319)     $     -       $ (11,312)        $  20,690
                                                ============     ===========      =======       =========         =========

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                   2004           2003           2002
                                                   ----           ----           ----
                                                             (in thousands)
Fixed maturities                                $  34,027      $  (2,474)     $   19,179
                                                ---------      ---------      ----------
Equity securities, available for sale                 294              -            (248)
                                                ---------      ---------      ----------
Unrealized gains on investments                 $  34,321      $  (2,474)     $   18,931
                                                =========      =========      ==========

All fixed maturities and equity securities, which are in an unrealized loss position as of December 31, 2004 and 2003, have been in such a position for less than 12 months as of December 31, 2004 and 2003, respectively. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004 or 2003. Writedowns for impairments which were deemed to be other than temporary for equity securities was $3.8 million for the year ended December 31, 2002. There were no writedowns during the other periods.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $33.4 million and $20.9 million, respectively.

Fixed maturities of $4.7 million and $4.9 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting Standards No. 141. The purchase accounting adjustments have been "pushed-down" to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

Total investments at market value                        $      479,046
Cash and cash equivalents                                        28,018
VOBA                                                            440,130
Other assets at fair value                                      352,235
Separate account assets                                      22,311,085
Policyholder account balances                                  (167,505)
Other liabilities at fair value                                (644,379)
Separate account liabilities                                (22,311,085)
                                                         --------------
   Total purchase price                                  $      487,545
                                                         ==============

Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $14.7 million has been paid through December 31, 2004. The integration is expected to continue through the first quarter of 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2004, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                                             Successor                       Predecessor
                                                     ---------------------------    ------------------------------
                                                                    Eight months      Four months
                                                                   ended December   ended April 30,
                                                        2004          31, 2003            2003           2002
                                                     -----------   --------------   ---------------   ------------
Balance, beginning of period                         $   122,572    $         -       $  1,117,544    $  1,383,281
Capitalization of commissions, sales and issue
  expenses                                               207,018        126,891             46,361         148,040
Capitalization of purchase credits                             -              -             23,362          96,282
Amortization of deferred policy acquisition costs        (29,083)        (4,319)           (46,791)       (433,604)
Amortization of purchase credits                               -              -            (10,331)        (76,455)
Impact of adoption of SOP 03-1                               394              -                  -               -
                                                     -----------    -----------       ------------    ------------
Balance, end of period                               $   300,901    $   122,572       $  1,130,145    $  1,117,544
                                                     ===========    ===========       ============    ============

The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

6. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                                                       Eight months
                                                                      ended December
                                                        2004             31, 2003
                                                        ----          --------------
Balance, beginning of period                        $   402,169         $   440,130
Amortization(1)                                         (37,921)            (54,038)
Interest(2)                                              14,866              16,077
Change in unrealized gains/losses                        (1,000)                  -
Impact of adoption of SOP 03-1                         (130,211)                  -
Opening balance adjustments                             (13,736)                  -
                                                    -----------         -----------
Balance, end of period                              $   234,167         $   402,169
                                                    ===========         ===========

(1) The average expected life of VOBA was approximately 10 years from the date of acquisition.

(2) The interest accrual rates was 5.9% for the VOBA related to the businesses acquired.

Certain contracts issued by the Company include a market value adjustment ("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

Estimated future net amortization of VOBA as of December 31, 2004 is as follows (in thousands):

2005                              $    37,084
2006                                   31,901
2007                                   26,044
2008                                   21,158
2009                                   17,643
2010 and thereafter                   100,337
                                  -----------
   Total                          $   234,167
                                  ===========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the Company contractually guarantees to the contract holder a return of no less than
(a) total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                                      December 31, 2004
                                                         ------------------------------------------
                                                                                 At Annuitization /
                                                         In the Event of Death     Accumulation/
                                                         ---------------------   ------------------
                                                                    (dollars in millions)
Variable Annuity Contracts

Return of Net Deposits
Account value                                                 $     23,693.9                 N/A
Net amount at risk                                            $      2,775.7                 N/A
Average attained age of contractholders                           62.4 years                 N/A

Anniversary contract value or minimum return
Account value                                                 $      4,060.9      $      6,637.0
Net amount at risk                                            $        158.1      $          1.4
Average attained age of contractholders                           63.9 years          58.8 years
Average period remaining until expected annuitization                    N/A           6.5 years

                                                            Unadjusted Value      Adjusted Value
Market value adjusted annuities
Account value                                                 $      1,350.9      $      1,407.3

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                        December 31, 2004
                                        -----------------
                                          (in millions)
Equity funds                               $ 17,158.1

Bond funds                                    4,967.2

Balanced funds                                  843.3

Money market funds                            1,376.5

Specialty funds                               2,058.8
                                           ----------
     Total                                 $ 26,403.9
                                           ==========

In addition to the above mentioned amounts invested in separate account investment options, $1,350.9 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in the "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits.". Guaranteed minimum withdrawal benefits ("GMWB") and guaranteed return option ("GRO") features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." At December 31, 2004, the liabilities recorded related to these derivatives were insignificant.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                         Guaranteed Minimum
                                                              Withdrawal          Guaranteed
                                    Guaranteed Minimum      Benefit/Return      Minimum Income
                                   Death Benefit (GMDB)  Option (GMWB / GRO)    Benefit (GMIB)    Totals
                                   --------------------  -------------------    --------------    ------
                                                            (in millions)
Balance as of January 1, 2004            $   8.6               $    -               $   -         $  8.6
  Incurred guarantee benefits               62.5                    -                 0.7           63.2
  Paid guarantee benefits                  (44.7)                   -                   -          (44.7)
                                         -------               ------               -----         ------
Balance as of December 31, 2004          $  26.4               $    -               $ 0.7         $ 27.1
                                         =======               ======               =====         ======

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at the acquisition date the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the additional GMDB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's was determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals. Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Purchase Credits" in the Company's Statements of Financial Position. The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                                     Sales Inducements
                                                                     -----------------
                                                                       (in millions)
Balance as of January 1, 2004                                            $   70.3
  Capitalization                                                             84.1
  Amortization                                                              (10.0)
                                                                         --------
Balance as of December 31, 2004                                          $  144.4
                                                                         ========

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

8. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company uses modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

The effect of reinsurance for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 was as follows (in thousands):

                                                        Gross       Ceded       Net
                                                        -----       -----       ---
2004 (Successor)
Policy charges and fee income                        $  400,809  $ (42,276)  $ 358,533
Policyholders' benefits                              $   86,948  $       -   $  86,948
General, administrative and other expenses           $  268,318  $  (3,804)  $ 264,514

Eight months ended December 31, 2003 (Successor)
Policy charges and fee income                        $  264,835  $ (22,880)  $ 241,955
Policyholders' benefits                              $   43,246  $     434   $  43,680
General, administrative and other expenses           $  162,116  $  (2,143)  $ 159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income                        $  120,392  $ (11,179)  $ 109,213
Policyholders' benefits                              $   24,355  $    (409)  $  23,946
General, administrative and other expenses           $  104,795  $  (7,155)  $  97,640

2002 (Predecessor)
Policy charges and fee income                        $  401,974  $ (38,554)  $ 363,420
Policyholders' benefits                              $   60,440  $     (25)  $  60,415
General, administrative and other expenses           $  630,001  $   1,254   $ 631,255

9. INCOME TAXES

The components of income tax expense (benefit) for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                                          Successor                     Predecessor
                                               -------------------------------   ------------------------
                                                                                 Four months
                                                            Eight months ended   ended April
                                                   2004      December 31, 2003    30, 2003         2002
                                                   ----     ------------------   -----------       ----
                                                                     (in thousands)
Current tax (benefit) expense:
   U.S. and foreign                            $    3,936       $   (1,950)       $  (2,706)    $  (3,739)
   State and local                                    135              (22)            (464)            -
                                               ----------       ----------        ---------     ---------
   Total                                            4,071           (1,972)          (3,170)       (3,739)
                                               ----------       ----------        ---------     ---------

Deferred tax expense (benefit):
   U.S. and foreign                                31,595           51,475           (5,374)      (99,071)
   State and local                                  1,353              898                -             -
                                               ----------       ----------        ---------     ---------
   Total                                           32,948           52,373           (5,374)      (99,071)
                                               ----------       ----------        ---------     ---------

Total income tax expense (benefit)             $   37,019       $   50,401        $  (8,544)    $(102,810)
                                               ==========       ==========        =========     =========

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The income tax expense (benefit) for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                          Successor                     Predecessor
                                               -------------------------------   ------------------------
                                                                                 Four months
                                                            Eight months ended   ended April
                                                   2004      December 31, 2003    30, 2003         2002
                                                   ----     -----------------    ------------      ----
                                                                    (in thousands)
Expected federal income tax expense            $   50,400       $   49,440        $    (263)    $ (93,823)
  (benefit)
   Dividends received deduction                   (14,052)               -           (2,800)      (12,250)
   Loss on foreign subsidiary                           -                -           (5,374)          947
   Meals and entertainment                              4              490              113           603
   State income taxes, net of federal benefit         435              570             (301)            -
   Other                                              232              (99)              81         1,713
                                               ----------       ----------        ---------     ---------
   Total income tax expense (benefit)          $   37,019       $   50,401        $  (8,544)    $(102,810)
                                               ==========       ==========        =========     =========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                   2004             2003
                                               ------------     ------------
                                                      (in thousands)
Deferred tax assets
   Insurance reserves                          $    289,430     $    251,486
   Income taxed in advance                           71,011          104,816
   Compensation reserves                             19,235           27,108
   Net operating loss carryforwards                  22,752                -
   Net unrealized losses on securities                    -              876
   Other                                             21,900           15,102
                                               ------------     ------------
   Deferred tax assets                              424,328          399,388
                                               ------------     ------------

Deferred tax liabilities
   VOBA and deferred acquisition cost              (167,161)        (133,750)
   Net unrealized gains on fixed maturity           (11,311)               -
securities
   Other                                             (5,741)          (8,688)
                                               ------------     ------------
   Deferred tax liabilities                        (184,213)        (135,172)
                                               ------------     ------------

Net deferred tax asset/(liability)             $    240,115     $    256,950
                                               ============     ============

The Company's federal and state net operating loss carryforwards, totaling approximately $64 million will expire, if not used, between 2009 and 2019.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the consolidated federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Statutory net income (loss) of the Company amounted to $101.1 million, ($13.7) million and ($192.5) million, for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $399.0 million and $329.5 million at December 31, 2004 and 2003, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2004 earnings, there is capacity to pay a dividend of $99.2 million without prior approval in 2005.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2004                               2003
                                             -----------------------------     ------------------------------
                                                                 Estimated                        Estimated
                                             Carrying value     fair value     Carrying value     fair value
                                             --------------     -----------    --------------     -----------
                                                                       (in thousands)
Financial assets:
   Fixed maturities                           $   1,771,976     $ 1,771,976    $     425,231      $   425,231
   Trading securities                                47,316          47,316           59,485           59,485
   Equity securities                                 11,567          11,567                -                -
   Policy loans                                      10,323          10,323            8,371            8,371
   Short-term investments                           423,971         423,971           39,587           39,587
   Cash and cash equivalents                         72,854          72,854                -                -
   Separate account assets                       26,984,413      26,984,413       25,817,612       25,817,612

Financial liabilities:
   Securities sold under agreements to
     repurchase                                      33,373          33,373           20,850           20,850
   Short-term borrowing                             140,363         140,363          116,000          116,000
   Long-term borrowing                              135,000         135,000                -                -
   Separate account liabilities                  26,984,413      26,984,413       25,817,612       25,817,612

12. CONTINGENCIES AND LITIGATION

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In these cases, we offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions and individual lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and other American Skandia entities have received formal requests for information from regulators including, among others, the New York Attorney General's Office and the Securities and Exchange Commission in connection with its variable annuity businesses. The Company and other American Skandia entities are engaged in ongoing discussions with the above organizations and are fully cooperating with them. The Company believes these matters are likely to lead to proceedings and/or settlements. The Company has expanded the disclosure in its variable annuity prospectuses concerning its policies and procedures regarding market timing, and the discussions with the above organizations have focused on the Company's previous disclosures relating to these policies and procedures.

In recent years, a number of annuity companies have been named as defendants in class action lawsuits relating to the use of variable annuities as funding vehicles for tax-qualified retirement accounts. The Company was a defendant in one lawsuit, a purported nationwide class action complaint, filed in the United States District Court for the Southern District of New York in December 2002, Donovan v. American Skandia Life Ass. Corp. et al. The complaint alleged that the Company and certain of its affiliates violated federal securities laws in marketing variable annuities and sought injunctive relief and compensatory damages in unspecified amounts. In July 2003, the court granted the Company's motion to dismiss the complaint with prejudice. As previously reported, the United States Court of Appeals for the Second Circuit, upheld the dismissal in May 2004. The United States Court of Appeals for the Second Circuit denied plaintiffs petition for the appeal to be reheard en banc and plaintiffs sought review by the United States Supreme Court, which request was denied.

The Company's parent and sole shareholder, ASI, initially was a named defendant in six purported nationwide class action lawsuits. Each of these lawsuits alleged that ASI and others violated federal securities laws in connection with late trading and market timing activities and seeks remedies, including compensatory and punitive damages in unspecified amounts. The cases are as follows: Lowinger v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in December, 2003 and served on ASI in February, 2004; Russo, et al. v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in December, 2003, this suit has not been served on ASI; Lori Weinrib v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in January, 2004, this suit has not been served on ASI; Erhlich v. Invesco Advantage Health Sciences Fund et al., filed in the United States District Court for the District of Colorado in December, 2003, this suit was served on ASI in February, 2004; Fattah v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the District of Colorado in December, 2003, this suit has not been served on ASI. These cases have been consolidated in multi-district litigation located in the Baltimore Division of the United States District Court for the District of Maryland. Consolidated amended complaints were filed in the multi-district litigation in September, 2004, and ASI was not named as a defendant.

The Company is also aware that ASI may be a defendant designated as one of "Does 1-500" in a suit filed in October, 2003 in the United States District Court for the Central District of California entitled Mike Sayegh v. Janus Capital Corporation, et al. This suit alleges that various defendants engaged in improper late trading and market timing activities in various funds also named as defendants. The complaint further alleges that such activities were in violation of California Business and Professional Code Section 17200. This suit has not been served on ASI. This suit has been included in the multi-district action, discussed above.

The Company's litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the complaints described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia Insurance Company Ltd. (SICL) indemnification obligations to PFI and its subsidiaries under the terms of the Acquisition. Those obligations of SICL provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. Income received from ASISI related to this agreement was $72.0 million, $43.7 million, $19.0 million and $67.4 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2003, respectively. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated depreciation expense was $6.5 million, $4.2 million, $2.2 million, and $7.4 million for the year ended December 31,2004, and the eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended December 31, 2002, respectively. Allocated lease expense was $9.1 million, $4.6 million, $2.0 million, $5.8 million for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.3 million, $1.2 million, $622 thousand, and $738 thousand for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2004 are as follows (in thousands):

                                   Lease          Sub-Lease
                                -----------      -----------
2005                            $     8,606      $     2,441
2006                                  8,586            2,400
2007                                  8,586            2,242
2008                                  8,586            1,816
2009                                  7,766            1,790
2010 and thereafter                  13,531            4,676
                                -----------      -----------
Total                           $    55,661      $    15,365
                                ===========      ===========

Beginning in 1999, the Company was reimbursed by its affiliate American Skandia Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were $4.3 million, $4.9 million, $2.1 million and $8.3 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. As of December 31, 2004 and 2003, amounts receivable under this agreement were approximately $0 and $554 thousand, respectively.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company and ASM have a written Service Agreement, approved by the Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. This Agreement will automatically continue in effect from year to year. This Agreement may be terminated upon 30-calendar days' written notice to the other party.

The Company pays commissions and certain other fees to ASM in consideration for ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were $222.0 million, $136.5 million, $46.0 million and $193.4 million, respectively.

Reinsurance Agreements

During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). We also entered into a 100% coinsurance agreement with Pruco Reinsurance providing for the reinsurance of our guaranteed return option (GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business.

Debt Agreements

Short-term borrowing

The Company had a $10.0 million short-term loan payable to ASI at December 31, 2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and a new maturity date of April 30, 2005. The total related interest expense to the Company was $232 thousand, $116 thousand, $60 thousand and $271 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively. Accrued interest payable was $46 thousand, $29 thousand and $10 thousand as of December 31, 2004, 2003 and 2002, respectively.

On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminates on December 31, 2005 and bears interest at the offered rate in the London interbank market (LIBOR) plus 0.35% per annum for the relevant interest period. Interest expense related to these borrowings was $2.6 million, $534 thousand, $56 thousand and $2.2 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002. As of December 31, 2004 and December 31, 2003, $126 million and $106 million was outstanding under this credit facility. Accrued interest payable was $250 thousand and $153 thousand as of December 31, 2004 and December 31, 2003, respectively.

On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan matures on March 12, 2007 and has an interest rate of 2.78%. Interest paid related to these borrowings was $248 thousand for the year ended December 31, 2004. As of December 31, 2004, $45 million was outstanding under this credit facility. Accrued interest payable was $73 thousand as of December 31, 2004.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $678 thousand for the year ended December 31, 2004. As of December 31, 2004, $94 million was outstanding under this credit facility. Accrued interest payable was $95 thousand as of December 31, 2004.

Surplus notes

The Company had issued surplus notes to ASI in exchange for cash. On May 1, 2003, the Company converted all outstanding surplus notes to additional paid-in capital as part of the Acquisition. The conversion included the principal amount of $110.0 million and related interest of $32.2 million. Surplus notes outstanding as of December 31, 2002 was $110.0 million. Interest expense for the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $0, $3.0 million, and $10.9 million, respectively. Payment of interest and repayment of principal for these notes was subject to certain conditions and required approval by the Insurance Commissioner of the State of Connecticut. At December 31, 2003 and 2002, $0 and $29.2 million, respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, ASI, through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the Acquisition, the notes issued by ASI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be $222.6 million and $337.1 million as of December 31, 2004 and 2003, respectively.

Payments, representing fees and charges in the aggregate amount, of $122.2 million, $94.3 million, $50.5 million and $186.8 million were made by the Company to ASI during the year ended December 31,2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Related expense (income) of $12.7 million, $11.1 million, ($11.6) million and $828 thousand has been included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31,2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

The present values of the transactions as of the respective effective date were as follows (dollars in thousands):

                 Closing    Effective        Contract Issue     Discount     Present
Transaction        Date        Date              Period           Rate        Value
-----------     --------    ---------        --------------     --------     -------
   1997-1        7/23/97      6/1/97       3/1/96 - 4/30/97       7.5%        58,767
   1998-1        6/30/98      6/1/98       1/1/97 - 5/31/98       7.5%        61,180
   1998-2       11/10/98     10/1/98       5/1/97 - 8/31/98       7.0%        68,573
   1998-3       12/30/98     12/1/98       7/1/96 - 10/31/98      7.0%        40,128
   1999-1        6/23/99      6/1/99       4/1/94 - 4/30/99       7.5%       120,632
   1999-2       12/14/99     10/1/99      11/1/98 - 7/31/99       7.5%       145,078
   2000-1        3/22/00      2/1/00       8/1/99 - 1/31/00       7.5%       169,459
   2000-2        7/18/00      6/1/00       2/1/00 - 4/30/00      7.25%        92,399
   2000-3        1/18/01     12/1/00       5/1/00 - 10/31/00     7.25%       107,139
   2000-4       12/28/00     12/1/00       1/1/98 - 10/31/00     7.25%       107,291
   2002-1        4/12/02      3/1/02      11/1/00 - 12/31/01     6.00%       101,713

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to ASI as of December 31, 2004, according to a revised amortization schedule, are as follows (in thousands):

Year         Amount
----         ------
2005      $    87,446
2006           64,619
2007           36,361
2008           11,421
2009              750
          -----------
Total     $   200,597
          ===========

Inter-affiliate Asset Purchase

During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of $(0.9) million. The fixed maturity investments are categorized in the Company's consolidated balance sheet as fixed maturities available -for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $2.9 million, $1.7 million, $899 thousand and $2.6 million, respectively. Sub-lease rental income was $455 thousand, $297 thousand, $129 thousand and $227 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and years ended December 31, 2002. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2004 are as follows (in thousands):

                          Lease       Sub-Lease
                       ----------     ---------
2005                   $    3,040     $     190
2006                        3,041             -
2007                        3,053             -
2008                        3,187             -
2009                        3,187             -
2010 and thereafter         6,109             -
                       ----------     ---------
Total                  $   21,617     $     190
                       ==========     =========

15. EMPLOYEE BENEFITS

On July 1, 2003, the Company's employees transitioned from SICL's benefit plans to Prudential Financial's. Prudential Financial sponsors a noncontributory defined benefit pension plan that covers substantially all of the Company's employees. Benefits are generally based on career average earnings and credited length of service. Prudential Financial's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

Prudential plans also provide certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. The health-care plan is contributory; the life insurance plan is noncontributory.

The costs relating to the aforementioned benefit plans amounted to $7.2 million and $3.1 million for the twelve months ended December 31, 2004 and eight months ended December 31, 2003, respectively.

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

15. EMPLOYEE BENEFITS (continued)

Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were ($70) thousand, $425 thousand and $719 thousand, respectively. Company contributions to this plan on behalf of the participants were $4 thousand, $896 thousand and $921 thousand for the eight months ended December 31, 2003, four months ended April 30, 2003, and years ended December 31, 2002, respectively.

Prior to July 1, 2003, the Company had a deferred compensation plan, which is available to the field marketing staff and certain other employees. (Income) expenses related to this program for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended December 31, 2002 were ($116) thousand, ($41) thousand, $279 thousand and $3.5 million, respectively. Company contributions to this plan on behalf of the participants were $27 thousand, $126 thousand and $5.3 million for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand, $1.2 million and $7.1 million as of December 31, 2004, 2003 and 2002, respectively. (Income) expenses related to these programs for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 were $3 thousand, ($468) thousand, $249 thousand and $1.5 million, respectively. Payments under these programs were $1.1 million, $1.0 million, $4.7 million, and $8.0 million for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively.

16. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

17. SEGMENT REPORTING

Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and the Company does not anticipate that they will be so in the future due to changes in the Company's strategy to focus on its core variable annuity business.

18. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                               Three months ended (Successor)
                                                -------------------------------------------------------
                                                March 31       June 30       September 30   December 31
                                                --------       -------       ------------   -----------
                                                                     (in thousands)
2004
Total revenues                                  $  140,459   $   142,537     $  138,119     $   154,467
Total benefits and expenses                        101,440       106,263        101,229         122,650
Income (loss) from operations before income
taxes and cumulative effect of accounting
  change                                            39,019        36,274         36,890          31,817
Net income (loss)                                    9,807        25,803         29,508          24,785

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

18. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (continued)

                                               Predecessor                            Successor
                                       -------------------------     ------------------------------------------
                                       Three months    One month     Two months    Three months    Three months
                                          ended          ended          ended          ended           ended
                                         March 31       April 30       June 30     September 30     December 31
                                         --------       --------       -------     ------------     -----------
                                                                   (in thousands)
2003
Total revenues                          $   104,470    $  30,059     $    89,807    $   126,498    $     133,294
Total benefits and expenses                 124,243       11,036          52,837         72,227           83,278
(Loss) income from operations before
  income taxes                              (19,773)      19,023          36,970         54,271           50,016
Net (loss) income                           (11,554)      19,348          25,184         37,183           28,489

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Skandia Life Assurance Corporation and the Contractowners of American Skandia Life Assurance Corporation Variable
Account B:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the American Skandia Life Assurance Corporation Variable Account B at December 31, 2004 and December 31, 2003, the results of each of their operations and the changes in each of their net assets for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of American Skandia Life Assurance Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 8, 2005

            Report of Independent Registered Public Accounting Firm

To the Contractowners of
   American Skandia Life Assurance Corporation
   Variable Account B and the
   Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the statement of operations and changes in net assets of the one hundred twenty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B (the Account), referred to in Note 1, for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the fund managers, or by other appropriate auditing procedures where replies from fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the one hundred twenty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B, referred to in Note 1, for the year ended December 31, 2002, in conformity with U.S. generally accepted accounting principles.

                                                ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                                SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                    AIM - VI        AIM - VI                         AST - ALGER
                                                   AIM - VI        FINANCIAL         HEALTH           AIM - VI         ALL-CAP
                                                   DYNAMICS         SERVICES        SCIENCES         TECHNOLOGY         GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                --------------   --------------   --------------   --------------   --------------
                                                $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    7,132,841        6,187,569        9,914,444       18,009,965       61,969,083
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                5,294,720        5,936,360        6,477,373        7,604,784       61,191,677
Portfolio net asset value per share             $        13.34   $        14.61   $        18.90   $        12.42   $         5.38
Investment in portfolio shares, at cost         $   60,165,200   $   70,391,747   $  102,455,360   $   83,280,630   $  268,033,762

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -                                               AST -            AST -
                                                  ALLIANCE/                           AST -           AMERICAN         AMERICAN
                                                  BERNSTEIN           AST -         ALLIANCE           CENTURY          CENTURY
                                                  GROWTH +          ALLIANCE         GROWTH &        INCOME AND        STRATEGIC
                                                    VALUE            GROWTH          INCOME            GROWTH          BALANCED
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                --------------   --------------   --------------   --------------   --------------
                                                $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    7,358,128       17,249,071      111,668,550       32,369,257       15,965,075
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                7,780,099       23,214,449      108,919,533       33,450,272       16,301,432
Portfolio net asset value per share             $         9.96   $         8.83   $        19.52   $        13.30   $        13.89
Investment in portfolio shares, at cost         $   66,260,085   $  168,094,347   $1,821,123,717   $  362,583,418   $  193,591,182

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -
                                                   COHEN &
                                                   STEERS          AST - DEAM       AST - DEAM       AST - DEAM       AST - DEAM
                                                    REAL             GLOBAL         LARGE-CAP         SMALL-CAP        SMALL-CAP
                                                    ESTATE         ALLOCATION         VALUE            GROWTH            VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                --------------   --------------   --------------   --------------   --------------
                                                $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   21,624,495       12,928,065       11,312,277       33,205,933        7,655,375
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                               24,333,693       18,737,402       11,742,321       39,434,136        8,285,264
Portfolio net asset value per share             $        17.17   $        12.16   $        11.54   $         8.35   $        12.85
Investment in portfolio shares, at cost         $  292,474,836   $  216,810,471   $  110,747,336   $  243,917,781   $   93,948,635

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                      AST -            AST -             AST -
                                                    AST -            AST -           GOLDMAN          GOLDMAN           GOLDMAN
                                                  FEDERATED         GABELLI           SACHS            SACHS             SACHS
                                                  AGGRESSIVE        ALL-CAP        CONCENTRATED     HIGH YIELD          MID-CAP
                                                   GROWTH            VALUE            GROWTH           BOND             GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                --------------   --------------   --------------   --------------   --------------
                                                $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   24,666,221       15,879,105       42,899,031       53,426,855       38,744,379
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                               33,303,302       15,916,935       43,557,752       89,129,472       62,090,576
Portfolio net asset value per share             $        10.40   $        12.03   $        21.62   $         8.96   $         4.41
Investment in portfolio shares, at cost         $  289,560,427   $  156,916,528   $  881,696,805   $  795,577,349   $  221,760,516

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -
                                                   GOLDMAN            AST -          AST - JP
                                                    SACHS          HOTCHKIS &         MORGAN         AST - LORD       AST - LSV
                                                  SMALL-CAP        WILEY LARGE     INTERNATIONAL     ABBETT BOND    INTERNATIONAL
                                                    VALUE           CAP VALUE         EQUITY          DEBENTURE         VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                --------------   --------------   --------------   --------------   --------------
                                                $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   14,436,484       31,863,491       17,053,738       34,380,893       12,659,807
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                               14,640,121       37,295,458       20,414,855       36,358,560       13,015,269
Portfolio net asset value per share             $        21.45   $        16.66   $        18.31   $        11.83   $        13.31
Investment in portfolio shares, at cost         $  221,989,053   $  518,898,208   $  286,404,609   $  410,039,188   $  129,338,858

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                                                        AST -
                                                     AST -                                                           NEUBERGER &
                                                    MARSICO         AST - MFS                                           BERMAN
                                                    CAPITAL          GLOBAL         AST - MFS       AST - MONEY        MID-CAP
                                                    GROWTH           EQUITY           GROWTH           MARKET           GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                --------------   --------------   --------------   --------------   --------------
                                                $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                  153,173,872       13,547,904       66,403,925      113,670,469       24,054,656
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                              127,430,337       13,604,332       65,519,724    1,340,662,110       27,491,373
Portfolio net asset value per share             $        17.86   $        12.11   $         8.08   $         1.00   $        14.23
Investment in portfolio shares, at cost         $1,776,590,967   $  130,729,681   $  465,600,233   $1,340,662,110   $  301,634,329

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -            AST -                                              AST -
                                                 NEUBERGER &         PIMCO           AST -              AST -          SANFORD
                                                    BERMAN          LIMITED          PIMCO             SANFORD        BERNSTEIN
                                                   MID-CAP         MATURITY       TOTAL RETURN        BERNSTEIN        MANAGED
                                                    VALUE            BOND             BOND           CORE VALUE       INDEX 500
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                --------------   --------------   --------------   --------------   --------------
                                                $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   57,066,120       98,739,357      153,052,987       22,498,194       43,544,187
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                               60,734,197      110,365,299      182,817,624       23,321,640       45,503,075
Portfolio net asset value per share             $        21.30   $        11.12   $        12.01   $        12.25   $        11.97
Investment in portfolio shares, at cost         $  933,904,082   $1,234,487,166   $2,155,762,985   $  243,771,540   $  463,368,507

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                      AST -
                                                                  STATE STREET         AST -
                                                    AST -           RESEARCH          T. ROWE      AST - T. ROWE    AST - T. ROWE
                                                  SMALL-CAP         SMALL-CAP       PRICE ASSET     PRICE GLOBAL    PRICE NATURAL
                                                    VALUE            GROWTH         ALLOCATION          BOND          RESOURCES
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                --------------   --------------   --------------   --------------   --------------
                                                $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   53,138,535       14,656,495       22,590,070       26,801,980        9,328,133
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                               49,757,927       15,738,722       25,152,930       29,650,450       10,413,149
Portfolio net asset value per share             $        18.28   $        14.07   $        16.81   $        12.16   $        22.63
Investment in portfolio shares, at cost         $  668,737,650   $  219,666,081   $  386,623,514   $  343,649,503   $  175,954,738

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                 AST - WILLIAM
                                                     BLAIR                          EVERGREEN -                      EVERGREEN -
                                                 INTERNATIONAL                          VA           EVERGREEN -     VA GROWTH &
                                                    GROWTH       DAVIS - VALUE      FOUNDATION         VA FUND          INCOME
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                --------------   --------------   --------------   --------------   --------------
                                                $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   85,370,725          772,859          808,522          255,477          554,636
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                              110,435,398          675,803          545,468          219,096          378,075
Portfolio net asset value per share             $        12.01   $        11.78   $        13.74   $        12.99   $        16.56
Investment in portfolio shares, at cost         $1,099,931,801   $    6,649,476   $    7,576,032   $    2,528,758   $    5,592,189

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                EVERGREEN - VA                     EVERGREEN -       EVERGREEN -     EVERGREEN -
                                                INTERNATIONAL     EVERGREEN -      VA SPECIAL        VA SPECIAL      VA STRATEGIC
                                                    EQUITY          VA OMEGA         EQUITY            VALUES           INCOME
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                --------------   --------------   --------------   --------------   --------------
                                                $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    2,417,477        4,623,843        4,635,898          321,764          476,068
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                2,477,340        2,467,431        4,842,484          362,583          633,254
Portfolio net asset value per share             $        12.62   $        16.20   $        11.42   $        16.31   $        10.78
Investment in portfolio shares, at cost         $   27,132,148   $   37,432,121   $   51,190,569   $    4,662,327   $    6,335,753

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                FIRST TRUST -                      FIRST TRUST -    FIRST TRUST -    FIRST TRUST -
                                                 10 UNCOMMON      FIRST TRUST -      FINANCIAL          GLOBAL          NASDAQ
                                                     VALUES          ENERGY          SERVICES         TARGET 15        TARGET 15
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    2,084,738          210,626          318,758        1,858,147          747,603
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                1,886,248          199,799          302,369        1,632,318          777,015
Portfolio net asset value per share             $         5.20   $        18.75   $        15.35   $        13.86   $         9.04
Investment in portfolio shares, at cost         $    8,236,615   $    2,513,348   $    3,590,323   $   19,992,673   $    6,611,609

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                  FIRST TRUST -
                                                                  FIRST TRUST -       TARGET                         FIRST TRUST -
                                                 FIRST TRUST -         S&P           MANAGED       FIRST TRUST -        THE DOW
                                                PHARMACEUTICAL      TARGET 24          VIP           TECHNOLOGY         DART 10
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                --------------   --------------   --------------   --------------   --------------
                                                $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                      358,811        1,433,496        9,571,243          355,175        1,295,452
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  343,984        1,634,196       11,072,237          336,870        1,467,706
Portfolio net asset value per share             $        10.28   $         8.66   $         9.80   $         5.03   $         8.69
Investment in portfolio shares, at cost         $    3,420,657   $   12,813,857   $   92,796,375   $    1,510,625   $   11,736,207

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   GARTMORE -       LIBERTY -         LIBERTY -       LIBERTY -
                                                FIRST TRUST -         GVIT            ASSET           COLUMBIA         COLUMBIA
                                                 VALUE LINE        DEVELOPING       ALLOCATION       HIGH YIELD      REAL ESTATE
                                                  TARGET 25         MARKETS             VS               VS           EQUITY VS
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                --------------   --------------   --------------   --------------   --------------
                                                $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    2,730,172       15,104,933        1,615,224           73,544           27,977
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                5,360,659       15,708,638        1,393,535          107,760           44,060
Portfolio net asset value per share             $         4.06   $        11.83   $        14.83   $         9.55   $        12.39
Investment in portfolio shares, at cost         $   18,474,082   $  167,808,206   $   15,920,440   $      999,484   $      505,474

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   LIBERTY -        LIBERTY -        LIBERTY -
                                                                    FEDERAL           MONEY            SMALL
                                                  LIBERTY -       SECURITIES         MARKET           COMPANY         PROFUNDS -
                                                  EQUITY VS           VS               VS            GROWTH VS        VP ASIA 30
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                --------------   --------------   --------------   --------------   --------------
                                                $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    1,039,166          471,593          400,355          114,071        3,205,324
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                1,338,044          422,055        3,987,940          170,911        1,097,990
Portfolio net asset value per share             $        15.27   $        11.09   $         1.00   $        11.07   $        37.30
Investment in portfolio shares, at cost         $   24,477,854   $    4,640,049   $    3,987,940   $    1,213,807   $   40,752,815

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                  PROFUNDS -        VP BASIC        PROFUNDS -     PROFUNDS - VP      PROFUNDS -
                                                   VP BANKS         MATERIALS        VP BEAR       BIOTECHNOLOGY        VP BULL
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                --------------   --------------   --------------   --------------   --------------
                                                $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    1,047,097        2,088,406        3,448,238        2,930,404       26,231,728
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  355,943          707,952          984,151        1,290,442       10,322,461
Portfolio net asset value per share             $        36.81   $        36.18   $        28.61   $        19.18   $        27.59
Investment in portfolio shares, at cost         $   12,963,616   $   25,424,567   $   28,864,755   $   24,377,638   $  274,166,362

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                   PROFUNDS -          VP          PROFUNDS -        PROFUNDS -      PROFUNDS -
                                                  VP CONSUMER       CONSUMER        VP EUROPE            VP              VP
                                                    GOODS           SERVICES           30            FINANCIALS      HEALTH CARE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                      920,728        1,191,661       10,430,672        2,336,904        4,052,916
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  332,388          396,087        3,624,966          802,894        1,404,975
Portfolio net asset value per share             $        30.00   $        29.99   $        28.28   $        33.80   $        26.42
Investment in portfolio shares, at cost         $    9,841,324   $   11,782,050   $   95,502,073   $   26,684,030   $   35,782,195

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                                     PROFUNDS -       PROFUNDS -
                                                  PROFUNDS -       PROFUNDS -       PROFUNDS -          VP               VP
                                                      VP              VP               VP             LARGE CAP        LARGE CAP
                                                  INDUSTRIALS       INTERNET          JAPAN            GROWTH           VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                      808,091        2,333,819        2,765,674          337,056          439,880
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  285,846          772,889        1,001,524          110,706          135,990
Portfolio net asset value per share             $        33.09   $        54.32   $        27.62   $        31.60   $        33.54
Investment in portfolio shares, at cost         $    9,412,771   $   40,876,341   $   26,973,565   $    3,494,981   $    4,549,131

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                  PROFUNDS -       PROFUNDS -
                                                      VP               VP           PROFUNDS -
                                                   MID-CAP          MID-CAP            VP           PROFUNDS -       PROFUNDS - VP
                                                    GROWTH           VALUE          OIL & GAS          VP OTC       PHARMACEUTICALS
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                --------------   --------------   --------------   --------------   --------------
                                                $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    6,820,564       10,343,952        6,639,985       20,721,420        1,435,160
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                2,320,213        3,595,998        2,321,550        9,487,694          501,368
Portfolio net asset value per share             $        32.34   $        34.87   $        36.63   $        16.45   $        23.54
Investment in portfolio shares, at cost         $   73,002,428   $  120,233,081   $   81,902,627   $  151,894,462   $   11,746,101

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                  PROFUNDS -                        PROFUNDS -
                                                      VP           PROFUNDS -       VP RISING                        PROFUNDS -
                                                   PRECIOUS            VP             RATES         PROFUNDS - VP     VP SHORT
                                                    METALS         REAL ESTATE     OPPORTUNITY      SEMICONDUCTOR      MID-CAP
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                --------------   --------------   --------------   --------------   --------------
                                                $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    5,015,023        4,720,082       16,152,393        1,507,011           53,108
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                1,854,618        1,573,342        5,402,436          493,314           17,674
Portfolio net asset value per share             $        32.59   $        50.49   $        20.78   $        22.00   $        29.15
Investment in portfolio shares, at cost         $   65,900,204   $   77,323,117   $  114,861,571   $   10,910,467   $      515,339

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                    PROFUNDS -      PROFUNDS -
                                                 PROFUNDS -       PROFUNDS -           VP               VP            PROFUNDS -
                                                  VP SHORT         VP SHORT         SMALL-CAP        SMALL-CAP           VP
                                                     OTC           SMALL CAP          GROWTH           VALUE          TECHNOLOGY
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                --------------   --------------   --------------   --------------   --------------
                                                $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    2,547,075          268,195       16,740,590       14,280,660        3,441,646
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  819,019          149,487        5,785,593        5,235,612        1,277,260
Portfolio net asset value per share             $        18.41   $        17.12   $        36.08   $        33.54   $        15.30
Investment in portfolio shares, at cost         $   15,197,157   $    2,578,067   $  200,983,634   $  172,161,531   $   19,356,902

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                PROFUNDS - VP        VP U.S.        PROFUNDS -       PROFUNDS -       PROFUNDS -
                                                   TELECOM-        GOVERNMENT        VP ULTRA         VP ULTRA         VP ULTRA
                                                 MUNICATIONS          PLUS             BULL           MID-CAP             OTC
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                --------------   --------------   --------------   --------------   --------------
                                                $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                    2,863,053        3,732,023        8,987,935        6,891,212       80,485,280
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                1,173,002        1,406,652        3,674,660        2,500,609       47,646,030
Portfolio net asset value per share             $        15.25   $        30.74   $        22.84   $        35.36   $         3.08
Investment in portfolio shares, at cost         $   17,974,997   $   43,058,994   $   82,120,794   $   84,129,327   $  139,741,599

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                  PRUDENTIAL -
                                                                                   SP WILLIAM
                                                                                      BLAIR
                                                 PROFUNDS -                       INTERNATIONAL
                                                  VP ULTRA         PROFUNDS -        GROWTH
                                                  SMALL-CAP       VP UTILITIES       CLASS I        RYDEX - NOVA     RYDEX - OTC
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                --------------   --------------   --------------   --------------   --------------
                                                $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                   12,860,531        5,238,227        1,457,915        1,583,935        6,735,615
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                5,636,566        1,956,067        2,240,854        1,211,396        2,909,239
Portfolio net asset value per share             $        30.75   $        26.56   $         6.85   $         8.26   $        14.39
Investment in portfolio shares, at cost         $  166,109,441   $   49,945,330   $   14,490,283   $   10,261,018   $   71,126,593

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                     WFVT -          WFVT -           WFVT -
                                                                     ASSET           EQUITY           EQUITY            WFVT -
                                                 RYDEX - URSA      ALLOCATION        INCOME            VALUE            GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                --------------   --------------   --------------   --------------   --------------
                                                $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                      148,964        6,330,630        2,903,073        2,342,679        1,872,553
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  276,531       10,965,006        1,956,608        2,330,837        2,398,880
Portfolio net asset value per share             $         5.19   $        12.97   $        16.33   $         9.13   $        13.97
Investment in portfolio shares, at cost         $    1,895,719   $  148,353,186   $   28,532,476   $   18,682,532   $   46,483,542

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                     WFVT -                                             WFVT -
                                                     WFVT -          LARGE           WFVT -            WFVT -           TOTAL
                                                 INTERNATIONAL      COMPANY           MONEY           SMALL-CAP         RETURN
                                                     EQUITY         GROWTH           MARKET            GROWTH            BOND
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                --------------   --------------   --------------   --------------   --------------
                                                $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                ==============   ==============   ==============   ==============   ==============


Units outstanding                                      326,851        1,766,952        2,745,812          635,944        1,599,730
                                                ==============   ==============   ==============   ==============   ==============


Portfolio shares held                                  338,862        1,705,751       34,621,069          757,410        2,115,403
Portfolio net asset value per share             $         8.27   $         8.88   $         1.00   $         7.85   $        10.08
Investment in portfolio shares, at cost         $    2,314,999   $   16,571,032   $   34,621,069   $    6,935,114   $   21,445,026

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                          SUBACCOUNTS
                                                              -------------------------------------------------------------------
                                                                                   AIM - VI         AIM - VI
                                                                 AIM - VI         FINANCIAL          HEALTH           AIM - VI
                                                                 DYNAMICS          SERVICES         SCIENCES         TECHNOLOGY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     612,848     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (1,135,155)       (1,325,221)       (1,880,537)       (1,297,404)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (1,135,155)         (712,373)       (1,880,537)       (1,297,404)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    3,795,704         7,409,463         3,117,453         8,579,759
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments        4,101,854          (930,034)        5,071,601        (3,717,014)
                                                              -------------     -------------     -------------     -------------
NET GAIN/(LOSS) ON INVESTMENTS                                    7,897,558         6,479,429         8,189,054         4,862,745
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   6,762,403     $   5,767,056     $   6,308,517     $   3,565,341
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                    AST -
                                                                                  ALLIANCE/                             AST -
                                                               AST - ALGER        BERNSTEIN           AST -            ALLIANCE
                                                                 ALL-CAP          GROWTH +          ALLIANCE           GROWTH &
                                                                 GROWTH             VALUE            GROWTH             INCOME
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     227,811     $          --     $  13,501,412

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (5,079,150)       (1,081,365)       (3,078,279)      (29,758,509)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (5,079,150)         (853,554)       (3,078,279)      (16,257,097)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (23,517,954)        2,571,858         5,393,441       (10,604,956)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments       48,026,679         3,900,711         4,998,829       208,098,069
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   24,508,725         6,472,569        10,392,270       197,493,113
                                                              -------------     -------------     -------------     -------------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  19,429,575     $   5,619,015     $   7,313,991     $ 181,236,016
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -              AST -             AST -              AST -
                                                                AMERICAN           AMERICAN         AMERICAN            COHEN &
                                                                CENTURY            CENTURY           CENTURY            STEERS
                                                               INCOME AND       INTERNATIONAL       STRATEGIC            REAL
                                                                 GROWTH            GROWTH I         BALANCED            ESTATE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   3,539,522     $   1,478,386     $   3,137,022     $   7,554,173

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (5,604,956)       (1,896,707)       (3,289,020)       (4,740,045)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (2,065,434)         (418,321)         (151,998)        2,814,128
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    5,797,679        60,380,617           996,854        18,114,067
       Capital gains distributions received                              --                --                --         4,640,920
       Net change in unrealized gain/(loss) on investments       39,918,122       (57,977,676)       14,839,953        73,650,484
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   45,715,801         2,402,941        15,836,807        96,405,471
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  43,650,367     $   1,984,620     $  15,684,809     $  99,219,599
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                   AST -              AST -             AST -
                                                                 AST -              DEAM               DEAM              DEAM
                                                                  DEAM             GLOBAL           LARGE-CAP         LARGE-CAP
                                                                  BOND           ALLOCATION           GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   1,055,074     $   2,815,746     $          --     $     705,025

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (110,237)       (3,433,586)         (209,212)       (1,481,913)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        944,837          (617,840)         (209,212)         (776,888)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,504,127)      (13,868,043)        3,042,964         1,336,441
       Capital gains distributions received                         749,188                --           910,188                --
       Net change in unrealized gain/(loss) on investments         (281,147)       35,588,187        (3,791,580)       15,807,049
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   (1,036,086)       21,720,144           161,572        17,143,490
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     (91,249)    $  21,102,304     $     (47,640)    $  16,366,602
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -             AST -             AST -             AST -
                                                                   DEAM              DEAM           FEDERATED          GABELLI
                                                                SMALL-CAP         SMALL-CAP        AGGRESSIVE          ALL-CAP
                                                                  GROWTH            VALUE            GROWTH             VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     110,802     $          --     $     501,488

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (4,834,728)       (1,036,598)       (4,194,027)       (2,733,350)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (4,834,728)         (925,796)       (4,194,027)       (2,231,862)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   36,264,011         2,615,816        20,549,633        13,627,499
       Capital gains distributions received                              --         2,667,072         4,031,530                --
       Net change in unrealized gain/(loss) on investments      (10,095,572)        8,936,826        34,789,349        10,852,671
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   26,168,439        14,219,714        59,370,512        24,480,170
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  21,333,711     $  13,293,918     $  55,176,485     $  22,248,308
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -              AST -             AST -             AST -
                                                                GOLDMAN            GOLDMAN           GOLDMAN           GOLDMAN
                                                                 SACHS              SACHS             SACHS             SACHS
                                                              CONCENTRATED       HIGH YIELD          MID-CAP          SMALL-CAP
                                                                 GROWTH             BOND              GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $  57,440,772     $          --     $     675,681

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (14,095,726)      (10,661,869)       (3,398,654)       (4,334,895)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (14,095,726)       46,778,903        (3,398,654)       (3,659,214)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                 (118,925,797)       85,282,579         4,237,474        17,891,314
       Capital gains distributions received                              --                --                --         4,037,045
       Net change in unrealized gain/(loss) on investments      147,480,899       (65,326,818)       31,524,978        32,807,725
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   28,555,102        19,955,761        35,762,452        54,736,084
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  14,459,376     $  66,734,664     $  32,363,798     $  51,076,870
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -           AST - JP          AST - LORD
                                                                HOTCHKIS &         MORGAN             ABBETT          AST - LSV
                                                               WILEY LARGE      INTERNATIONAL          BOND         INTERNATIONAL
                                                                CAP VALUE          EQUITY           DEBENTURE           VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   9,025,724     $   3,531,951     $  12,575,335     $   1,921,126

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (8,268,633)       (4,574,336)       (6,326,720)       (2,074,104)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        757,091        (1,042,385)        6,248,615          (152,978)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (8,925,746)       20,947,396        16,936,356         9,479,862
       Capital gains distributions received                              --                --         1,273,585                --
       Net change in unrealized gain/(loss) on investments       83,373,551        26,289,431          (626,634)       17,319,769
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   74,447,805        47,236,827        17,583,307        26,799,631
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  75,204,896     $  46,194,442     $  23,831,922     $  26,646,653
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -
                                                                MARSICO           AST - MFS                           AST - MFS
                                                                CAPITAL             GLOBAL         AST - MFS           GROWTH
                                                                 GROWTH             EQUITY           GROWTH          WITH INCOME
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     219,435     $          --     $     436,574

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (29,007,058)       (1,860,638)       (8,131,670)         (550,841)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (29,007,058)       (1,641,203)       (8,131,670)         (114,267)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   28,205,887         5,102,731       (41,550,879)        8,354,673
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments      275,549,688        17,350,035        97,183,722       (10,426,271)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  303,755,575        22,452,766        55,632,843        (2,071,598)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ 274,748,517     $  20,811,563     $  47,501,173     $  (2,185,865)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                    AST -              AST -            AST -
                                                                                 NEUBERGER &        NEUBERGER &         PIMCO
                                                                                   BERMAN             BERMAN           LIMITED
                                                               AST - MONEY         MID-CAP            MID-CAP         MATURITY
                                                                 MARKET            GROWTH              VALUE            BOND
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $  16,041,340     $          --     $   1,173,246     $  29,565,954

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (29,091,528)       (5,122,456)      (16,599,303)      (13,331,116)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (13,050,188)       (5,122,456)      (15,426,057)       16,234,838
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                           --        16,055,033        28,781,173        (3,430,599)
       Capital gains distributions received                              --                --        26,502,928        11,206,565
       Net change in unrealized gain/(loss) on investments               --        36,848,933       180,134,836       (19,633,905)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                            0        52,903,966       235,418,937       (11,857,939)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (13,050,188)    $  47,781,510     $ 219,992,880     $   4,376,899
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                                      AST -
                                                                                    AST -            SANFORD
                                                                  AST -            SANFORD          BERNSTEIN           AST -
                                                               PIMCO TOTAL        BERNSTEIN          MANAGED          SMALL-CAP
                                                               RETURN BOND       CORE VALUE         INDEX 500           VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $  84,077,299     $   2,974,164     $   4,451,525     $      42,188

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (32,339,242)       (3,547,891)       (7,789,129)      (12,669,750)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     51,738,057          (573,727)       (3,337,604)      (12,627,562)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (2,143,339)       11,082,776        37,430,498        47,710,494
       Capital gains distributions received                      14,964,650         5,198,541                --                --
       Net change in unrealized gain/(loss) on investments        4,666,061        11,159,486         4,269,598        81,594,098
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   17,487,372        27,440,803        41,700,096       129,304,592
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  69,225,429     $  26,867,076     $  38,362,492     $ 116,677,030
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -
                                                              STATE STREET
                                                                RESEARCH        AST - T. ROWE     AST - T. ROWE     AST - T. ROWE
                                                               SMALL-CAP         PRICE ASSET       PRICE GLOBAL     PRICE NATURAL
                                                                 GROWTH           ALLOCATION           BOND           RESOURCES
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $   5,640,707     $  14,257,790     $   1,817,638

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (3,652,782)       (5,516,327)       (3,742,167)       (2,641,711)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (3,652,782)          124,380        10,515,623          (824,073)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   26,265,717        (5,008,365)        1,071,731        15,292,574
       Capital gains distributions received                              --                --         4,010,423                --
       Net change in unrealized gain/(loss) on investments      (47,049,389)       40,722,199         1,427,330        32,908,165
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  (20,783,672)       35,713,834         6,509,484        48,200,739
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (24,436,454)    $  35,838,214     $  17,025,107     $  47,376,666
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -
                                                              WILLIAM BLAIR                        EVERGREEN -
                                                              INTERNATIONAL                            VA            EVERGREEN -
                                                                 GROWTH         DAVIS - VALUE      FOUNDATION          VA FUND
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   7,462,107     $      62,706     $      65,981     $       6,223

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (15,533,884)         (101,320)         (106,062)          (40,034)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (8,071,777)          (38,614)          (40,081)          (33,811)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (12,270,297)           62,165          (196,237)           21,117
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments      187,408,885           717,363           581,941           194,173
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  175,138,588           779,528           385,704           215,290
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ 167,066,811     $     740,914     $     345,623     $     181,479
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               EVERGREEN -      EVERGREEN - VA                       EVERGREEN -
                                                               VA GROWTH &      INTERNATIONAL     EVERGREEN -         VA SPECIAL
                                                                  INCOME            EQUITY          VA OMEGA            EQUITY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      71,232     $     341,753     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (84,927)         (323,657)         (573,107)         (810,191)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (13,695)           18,096          (573,107)         (810,191)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       29,637           388,587         2,502,852         2,612,713
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          420,037         3,467,903          (816,206)           51,885
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      449,674         3,856,490         1,686,646         2,664,598
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     435,979     $   3,874,586     $   1,113,539     $   1,854,407
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                 EVERGREEN -
                                                               EVERGREEN -            VA          FIRST TRUST -
                                                                VA SPECIAL         STRATEGIC       10 UNCOMMON      FIRST TRUST -
                                                                  VALUES            INCOME            VALUES           ENERGY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      53,296     $     304,298     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (73,296)          (93,649)         (125,925)          (34,362)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (20,000)          210,649          (125,925)          (34,362)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      129,938           157,488          (926,444)          286,937
       Capital gains distributions received                          42,991            59,638                --                --
       Net change in unrealized gain/(loss) on investments          749,442             2,724         1,819,167           669,470
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      922,371           219,850           892,723           956,407
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     902,371     $     430,499     $     766,798     $     922,045
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                              FIRST TRUST -     FIRST TRUST -     FIRST TRUST -
                                                                FINANCIAL          GLOBAL             NASDAQ        FIRST TRUST -
                                                                 SERVICES         TARGET 15         TARGET 15       PHARMACEUTICAL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (47,364)         (123,311)          (58,344)          (38,813)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (47,364)         (123,311)          (58,344)          (38,813)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      199,760           773,523           (86,005)         (138,528)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          443,902         2,165,570           101,412           101,744
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      643,662         2,939,093            15,407           (36,784)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     596,298     $   2,815,782     $     (42,937)    $     (75,597)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                              FIRST TRUST -     FIRST TRUST -                        FIRST TRUST -
                                                                   S&P              TARGET        FIRST TRUST -        THE DOW
                                                                TARGET 24        MANAGED VIP       TECHNOLOGY          DART 10
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (106,288)         (660,736)          (18,114)          (90,413)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (106,288)         (660,736)          (18,114)          (90,413)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      442,858           784,539          (100,245)         (123,360)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          892,130        11,052,531           101,330           873,497
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    1,334,988        11,837,070             1,085           750,137
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   1,228,700     $  11,176,334     $     (17,029)    $     659,724
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                 GARTMORE -                           LIBERTY -
                                                              FIRST TRUST -         GVIT          INVESCO - VI          ASSET
                                                               VALUE LINE        DEVELOPING         TELECOM-         ALLOCATION
                                                                TARGET 25          MARKETS         MUNICATIONS           VS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     825,471     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (103,031)       (2,171,350)         (158,458)         (231,653)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (103,031)       (1,345,879)         (158,458)         (231,653)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      723,880        22,456,158         2,562,290         1,348,794
       Capital gains distributions received                              --         5,753,669                --                --
       Net change in unrealized gain/(loss) on investments        2,280,635        (6,994,922)       (3,335,256)          114,267
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    3,004,515        21,214,905          (772,966)        1,463,061
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   2,901,484     $  19,869,026     $    (931,424)    $   1,231,408
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                LIBERTY -         LIBERTY -                           LIBERTY -
                                                                 COLUMBIA         COLUMBIA                            FEDERAL
                                                                   HIGH          REAL ESTATE       LIBERTY -         SECURITIES
                                                                 YIELD VS         EQUITY VS        EQUITY VS             VS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      62,810     $      32,261     $     143,391     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (12,548)           (6,576)         (232,601)          (60,838)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         50,262            25,685           (89,210)          (60,838)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       15,997            65,329        (3,460,476)            1,738
       Capital gains distributions received                              --            47,467                --                --
       Net change in unrealized gain/(loss) on investments           (3,579)           24,149         4,869,280          (108,096)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                       12,418           136,945         1,408,804          (106,358)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      62,680     $     162,630     $   1,319,594     $    (167,196)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                  LIBERTY -
                                                                LIBERTY -           SMALL
                                                                  MONEY            COMPANY         PROFUNDS -        PROFUNDS -
                                                                MARKET VS         GROWTH VS        VP ASIA 30         VP BANKS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      39,367     $          --     $     114,093     $      72,295

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (47,801)          (19,857)         (569,679)         (229,049)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         (8,434)          (19,857)         (455,586)         (156,754)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                           --           279,622        (1,936,042)        1,284,502
       Capital gains distributions received                              --                --         1,043,025                --
       Net change in unrealized gain/(loss) on investments               --           (58,198)       (2,392,985)           64,064
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                            0           221,424        (3,286,002)        1,348,566
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      (8,434)    $     201,567     $  (3,741,588)    $   1,191,812
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -
                                                                 VP BASIC         PROFUNDS -      PROFUNDS - VP       PROFUNDS -
                                                                 MATERIALS         VP BEAR        BIOTECHNOLOGY         VP BULL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      73,535     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (339,833)         (907,957)         (286,067)       (2,911,055)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (266,298)         (907,957)         (286,067)       (2,911,055)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      732,550       (10,762,345)       (2,696,166)        5,089,522
       Capital gains distributions received                         662,971                --         3,021,493         3,301,957
       Net change in unrealized gain/(loss) on investments       (1,635,403)        1,284,794           (31,017)        6,165,442
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (239,882)       (9,477,551)          294,310        14,556,921
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $    (506,180)    $ (10,385,508)    $       8,243     $  11,645,866
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -        PROFUNDS -
                                                                    VP                VP            PROFUNDS -        PROFUNDS -
                                                                 CONSUMER          CONSUMER             VP                VP
                                                                  GOODS            SERVICES         EUROPE 30         FINANCIALS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $       5,023     $          --     $     125,520     $      68,393

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (217,156)          (76,906)       (1,341,823)         (372,067)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (212,133)          (76,906)       (1,216,303)         (303,674)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                     (750,065)          390,945        11,576,226         2,654,654
       Capital gains distributions received                         384,349                --           839,152                --
       Net change in unrealized gain/(loss) on investments           93,415           (19,094)       (3,768,451)         (269,156)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (272,301)          371,851         8,646,927         2,385,498
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $    (484,434)    $     294,945     $   7,430,624     $   2,081,824
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 PROFUNDS -      PROFUNDS -        PROFUNDS -
                                                                     VP              VP                VP            PROFUNDS -
                                                                HEALTH CARE      INDUSTRIALS        INTERNET          VP JAPAN
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (570,302)         (167,397)         (279,118)         (453,802)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (570,302)         (167,397)         (279,118)         (453,802)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,200,023)          314,344          (907,108)       (4,685,082)
       Capital gains distributions received                              --           635,419           475,514         1,784,904
       Net change in unrealized gain/(loss) on investments          331,903           (66,553)          858,177            17,327
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (868,120)          883,210           426,583        (2,882,851)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  (1,438,422)    $     715,813     $     147,465     $  (3,336,653)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -        PROFUNDS -        PROFUNDS -        PROFUNDS -
                                                                VP LARGE          VP LARGE         VP MID-CAP        VP MID-CAP
                                                               CAP GROWTH         CAP VALUE          GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                    (2,174)           (4,419)         (728,238)       (1,354,483)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         (2,174)           (4,419)         (728,238)       (1,354,483)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       40,032            75,070          (386,746)        5,435,966
       Capital gains distributions received                              --                --         1,389,259         3,504,943
       Net change in unrealized gain/(loss) on investments            3,336            11,961         1,818,906         3,192,388
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                       43,368            87,031         2,821,419        12,133,297
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      41,194     $      82,612     $   2,093,181     $  10,778,814
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -                                             PROFUNDS -
                                                                VP OIL &         PROFUNDS -       PROFUNDS - VP      VP PRECIOUS
                                                                   GAS             VP OTC        PHARMACEUTICALS       METALS
                                                              -------------     -------------    ---------------    -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (1,177,551)       (1,782,358)         (166,626)         (894,408)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (1,177,551)       (1,782,358)         (166,626)         (894,408)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   16,468,589          (259,753)       (1,947,106)       (9,786,453)
       Capital gains distributions received                          39,097         4,125,262                --         8,141,043
       Net change in unrealized gain/(loss) on investments          660,991        (2,805,776)          228,874       (11,084,895)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   17,168,677         1,059,733        (1,718,232)      (12,730,305)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  15,991,126     $    (722,625)    $  (1,884,858)    $ (13,624,713)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                  PROFUNDS -
                                                                PROFUNDS -        VP RISING                           PROFUNDS -
                                                                  VP REAL           RATES         PROFUNDS - VP        VP SHORT
                                                                  ESTATE         OPPORTUNITY      SEMICONDUCTOR        MID-CAP
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   1,376,755     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (947,150)       (1,798,031)         (155,402)             (560)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        429,605        (1,798,031)         (155,402)             (560)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    7,113,417       (18,329,479)       (2,994,085)          (27,539)
       Capital gains distributions received                         550,017                --           282,922                --
       Net change in unrealized gain/(loss) on investments        1,090,270        (1,444,712)          450,633              (154)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    8,753,704       (19,774,191)       (2,260,530)          (27,693)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   9,183,309     $ (21,572,222)    $  (2,415,932)    $     (28,253)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -        PROFUNDS -       PROFUNDS -        PROFUNDS -
                                                                 VP SHORT          VP SHORT       VP SMALL-CAP      VP SMALL-CAP
                                                                    OTC            SMALL CAP         GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (781,680)           (4,492)       (1,676,156)       (1,501,971)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (781,680)           (4,492)       (1,676,156)       (1,501,971)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (17,662,809)         (278,391)        1,694,653         1,556,262
       Capital gains distributions received                              --                --         7,368,302         3,807,926
       Net change in unrealized gain/(loss) on investments          789,515           (18,842)        7,215,231         2,703,622
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  (16,873,294)         (297,233)       16,278,186         8,067,810
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (17,654,974)    $    (301,725)    $  14,602,030     $   6,565,839
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                                    PROFUNDS -
                                                               PROFUNDS -       PROFUNDS - VP        VP U.S.         PROFUNDS -
                                                                   VP             TELECOM-         GOVERNMENT         VP ULTRA
                                                               TECHNOLOGY        MUNICATIONS          PLUS              BULL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     164,940     $     403,739     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (268,813)         (229,020)         (660,194)         (983,593)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (268,813)          (64,080)         (256,455)         (983,593)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      367,554         1,225,650        (3,824,736)        2,797,895
       Capital gains distributions received                         281,208           587,413                --         9,677,204
       Net change in unrealized gain/(loss) on investments         (303,835)         (424,206)        3,758,965        (3,338,192)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      344,927         1,388,857           (65,771)        9,136,907
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      76,114     $   1,324,777     $    (322,226)    $   8,153,314
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -        PROFUNDS -         PROFUNDS -
                                                                VP ULTRA          VP ULTRA           VP ULTRA         PROFUNDS -
                                                                MID-CAP              OTC            SMALL-CAP        VP UTILITIES
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $     383,891

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (726,144)       (1,407,706)       (1,047,697)         (530,605)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (726,144)       (1,407,706)       (1,047,697)         (146,714)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    3,782,255        (2,694,317)       (4,337,964)        5,764,341
       Capital gains distributions received                       3,485,288        12,863,543        18,031,685           808,644
       Net change in unrealized gain/(loss) on investments        3,074,174        (1,368,229)        5,308,980         1,586,102
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   10,341,717         8,800,997        19,002,701         8,159,087
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   9,615,573     $   7,393,291     $  17,955,004     $   8,012,373
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                             --------------------------------------------------------------------
                                                             PRUDENTIAL - SP
                                                              WILLIAM BLAIR
                                                              INTERNATIONAL
                                                              GROWTH CLASS I    RYDEX - NOVA       RYDEX - OTC      RYDEX - URSA
                                                             ---------------    -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $       4,988     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (287,455)         (142,704)         (609,061)          (25,465)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (287,455)         (137,716)         (609,061)          (25,465)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    2,390,488        (2,102,222)      (10,418,039)         (104,480)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments         (544,141)        3,462,275        13,930,012           (77,404)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    1,846,347         1,360,053         3,511,973          (181,884)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   1,558,892     $   1,222,337     $   2,902,912     $    (207,349)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 WFVT -            WFVT -             WFVT -
                                                                  ASSET            EQUITY             EQUITY           WFVT -
                                                               ALLOCATION          INCOME             VALUE            GROWTH
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   2,922,032     $     477,007     $     339,609     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (2,074,523)         (450,665)         (300,877)         (510,677)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        847,509            26,342            38,732          (510,677)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,273,446)        1,740,070          (747,628)       (3,764,808)
       Capital gains distributions received                       4,535,919                --                --                --
       Net change in unrealized gain/(loss) on investments        6,487,238           810,492         2,640,626         6,459,005
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    9,749,711         2,550,562         1,892,998         2,694,197
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  10,597,220     $   2,576,904     $   1,931,730     $   2,183,520
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                   WFVT -
                                                                  WFVT -            LARGE            WFVT -            WFVT -
                                                              INTERNATIONAL        COMPANY            MONEY           SMALL-CAP
                                                                  EQUITY           GROWTH            MARKET            GROWTH
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $       5,639     $          --     $     272,746     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (37,509)         (216,982)         (567,060)          (83,672)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (31,870)         (216,982)         (294,314)          (83,672)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      (27,986)       (1,297,390)               --        (1,905,464)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          265,552         1,744,184                --         2,654,276
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      237,566           446,794                 0           748,812
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     205,696     $     229,812     $    (294,314)    $     665,140
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              SUBACCOUNTS (CONTINUED)
                                                              -----------------------
                                                                       WFVT -
                                                                    TOTAL RETURN
                                                                        BOND
                                                                    -----------
INVESTMENT INCOME:
      Dividend Income                                               $   818,126

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                      (335,411)
                                                                    -----------

NET INVESTMENT INCOME/(LOSS)                                            482,715
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                          283,568
       Capital gains distributions received                           1,477,381
       Net change in unrealized gain/(loss) on investments           (1,547,947)
                                                                    -----------
NET GAIN/(LOSS) ON INVESTMENTS                                          213,002
                                                                    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $   695,717
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                           SUBACCOUNTS
                                --------------------------------------------------------------------------------------------------

                                           AIM - VI                          AIM - VI                          AIM - VI
                                           DYNAMICS                     FINANCIAL SERVICES                 HEALTH SCIENCES
                                ------------------------------    ------------------------------    ------------------------------
                                  YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED
                                DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                ------------------------------    ------------------------------    ------------------------------
OPERATIONS
  Net investment (loss) income      (1,135,155)       (983,230)         (712,373)       (781,417)       (1,880,537)     (1,663,298)
  Capital gains distributions
    received                                 0               0                 0               0                 0               0
  Realized (loss) gain on
    shares redeemed                  3,795,704      12,358,382         7,409,463      (4,889,845)        3,117,453     (12,013,623)
  Net change in unrealized
    (loss) gain on investments       4,101,854       8,718,456          (930,034)     27,210,276         5,071,601      40,369,399
                                ------------------------------    ------------------------------    ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               6,762,403      20,093,608         5,767,056      21,539,014         6,308,517      26,692,478
                                -------------------------------   -------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments       15,141,811      11,898,437        10,961,064       5,775,301        17,005,849       9,034,538
  Surrenders, withdrawals and
    death benefits                 (16,560,712)    (13,804,146)      (18,129,947)     (9,457,009)      (24,296,397)    (14,170,644)
  Net transfers between other
    subaccounts or fixed rate
    option                         (19,659,884)      4,190,094        (9,862,478)     (5,021,378)       (6,066,437)     (7,661,856)
  Withdrawal and other charges         (74,218)        (80,016)          (83,024)        (91,322)         (123,795)       (134,414)
                                ------------------------------    ------------------------------    ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                   (21,153,003)      2,204,369       (17,114,385)     (8,794,408)      (13,480,780)    (12,932,376)
                                ------------------------------    ------------------------------    ------------------------------

7TOTAL INCREASE/(DECREASE) IN
NET ASSETS                         (14,390,600)     22,297,977       (11,347,329)     12,744,606        (7,172,263)     13,760,102
                                ------------------------------    ------------------------------    ------------------------------

NET ASSETS
  Beginning of Period               85,022,169      62,724,192        98,077,552      85,332,946       129,594,616     115,834,514
                                ------------------------------    ------------------------------    ------------------------------
  End of Period                     70,631,569      85,022,169        86,730,223      98,077,552       122,422,353     129,594,616
                                ==============================    ==============================    ==============================

  Beginning units                    9,813,234      10,277,990         7,446,589       8,207,393        11,072,391      12,424,845
                                ------------------------------    ------------------------------    ------------------------------
  Units issued                       1,394,770       1,350,638           896,124         531,466         1,902,271         898,580
  Units redeemed                    (4,075,163)     (1,815,394)       (2,155,144)     (1,292,270)       (3,060,218)     (2,251,034)
                                ------------------------------    ------------------------------    ------------------------------
  Ending units                       7,132,841       9,813,234         6,187,569       7,446,589         9,914,444      11,072,391
                                ==============================    ==============================    ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                      SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------

                                            AIM - VI                    AST - ALGER ALL-CAP            AST - ALLIANCE/BERNSTEIN
                                           TECHNOLOGY                         GROWTH                        GROWTH + VALUE
                                --------------------------------   ------------------------------    ------------------------------
                                   YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------   ------------------------------    ------------------------------
OPERATIONS
  Net investment (loss) income        (1,297,404)     (1,159,252)      (5,079,150)     (5,084,261)         (853,554)       (486,945)
  Capital gains distributions
    received                                   0               0                0               0                 0               0
  Realized (loss) gain on
    shares redeemed                    8,579,759       5,185,144      (23,517,954)   (103,331,621)        2,571,858      (1,339,277)
  Net change in unrealized
    (loss) gain on investments        (3,717,014)     24,367,652       48,026,679     209,306,705         3,900,711      11,697,472
                                --------------------------------   ------------------------------    ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 3,565,341      28,393,544       19,429,575     100,890,823         5,619,015       9,871,250
                                --------------------------------   ------------------------------    ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          4,630,496       4,186,228       28,682,364      21,237,243        25,194,263      14,804,765
  Surrenders, withdrawals and
    death benefits                   (16,196,995)     (8,973,755)     (76,976,573)    (50,634,421)      (18,017,631)     (7,943,047)
  Net transfers between other
    subaccounts or fixed rate
    option                             9,632,776        (185,484)     (38,430,251)      6,722,970         1,468,422      14,949,111
  Withdrawal and other charges          (104,486)        (98,258)        (332,606)       (372,414)          (70,499)        (63,607)
                                --------------------------------   ------------------------------    ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (2,038,209)     (5,071,269)     (87,057,066)    (23,046,622)        8,574,555      21,747,222
                                --------------------------------   ------------------------------    ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             1,527,132      23,322,275      (67,627,491)     77,844,201        14,193,570      31,618,472
                                --------------------------------   ------------------------------    ------------------------------

NET ASSETS
  Beginning of Period                 92,924,281      69,602,006      396,838,714     318,994,513        63,296,213      31,677,741
                                --------------------------------   ------------------------------    ------------------------------
  End of Period                       94,451,413      92,924,281      329,211,223     396,838,714        77,489,783      63,296,213
                                ================================   ==============================    ==============================

  Beginning units                     18,239,131      19,761,036       81,321,836      90,192,770         6,683,505       4,327,328
                                --------------------------------   ------------------------------    ------------------------------
  Units issued                           843,898         947,531        3,343,738       3,335,776         2,380,201       3,305,756
  Units redeemed                      (1,073,064)     (2,469,436)     (22,696,491)    (12,206,710)       (1,705,578)       (949,580)
                                --------------------------------   ------------------------------    ------------------------------
  Ending units                        18,009,965      18,239,131       61,969,083      81,321,836         7,358,128       6,683,505
                                ================================   ==============================    ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                 --------------------------------------------------------------------------------------------------

                                         AST - ALLIANCE                    AST - ALLIANCE               AST - AMERICAN CENTURY
                                             GROWTH                        GROWTH & INCOME                 INCOME AND GROWTH
                                 -------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                 -------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income        (3,078,279)     (3,234,916)      (16,257,097)     (4,335,585)      (2,065,434)       (412,576)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    5,393,441     (34,571,942)      (10,604,956)   (159,216,961)       5,797,679     (45,134,921)
  Net change in unrealized
    (loss) gain on investments         4,998,829      83,501,045       208,098,069     518,030,895       39,918,122     103,828,032
                                 -------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 7,313,991      45,694,187       181,236,016     354,478,349       43,650,367      58,280,535
                                 -------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         26,199,291      19,435,454       660,448,148     227,373,730       58,756,358      24,141,704
  Surrenders, withdrawals and
    death benefits                   (40,319,903)    (33,690,210)     (529,531,117)   (198,964,435)     (73,037,735)    (32,962,908)
  Net transfers between other
    subaccounts or fixed rate
    option                           (18,623,331)    (35,353,402)        8,505,373     279,006,503      118,162,061      (4,721,936)
  Withdrawal and other charges          (216,382)       (257,204)       (1,422,550)     (1,260,563)        (336,064)       (254,074)
                                 -------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (32,960,325)    (49,865,362)      137,999,854     306,155,235      103,544,620     (13,797,214)
                                 -------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (25,646,334)     (4,171,175)      319,235,870     660,633,584      147,194,987      44,483,321
                                 -------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                230,629,919     234,801,093     1,806,873,422   1,146,239,838      297,693,630     253,210,309
                                 -------------------------------    ------------------------------   ------------------------------
  End of Period                      204,983,585     230,629,919     2,126,109,292   1,806,873,422      444,888,617     297,693,630
                                 ===============================    ==============================   ==============================

  Beginning units                     19,857,909      24,257,897        90,205,111      59,063,804       23,660,792      25,314,302
                                 -------------------------------    ------------------------------   ------------------------------
  Units issued                         2,650,643       2,068,782        47,229,797      42,120,427       14,781,074       2,395,661
  Units redeemed                      (5,259,481)     (6,468,770)      (25,766,358)    (10,979,120)      (6,072,609)     (4,049,171)
                                 -------------------------------    ------------------------------   ------------------------------
  Ending units                        17,249,071      19,857,909       111,668,550      90,205,111       32,369,257      23,660,792
                                 ===============================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                     AST - AMERICAN CENTURY             AST - AMERICAN CENTURY            AST - COHEN & STEERS
                                     INTERNATIONAL GROWTH I               STRATEGIC BALANCED                  REAL ESTATE
                                --------------------------------    ------------------------------   ------------------------------
                                 JAN 1, 2004 TO    YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                April 30, 2004 ** DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income          (418,321)      1,297,559          (151,998)      1,267,963        2,814,128       3,800,637
  Capital gains distributions
    received                                   0               0                 0               0        4,640,920       3,955,952
  Realized (loss) gain on
    shares redeemed                   60,380,617     (19,227,065)          996,854     (14,048,863)      18,114,067      (1,264,167)
  Net change in unrealized
    (loss) gain on investments       (57,977,676)     90,960,880        14,839,953      43,300,841       73,650,484      58,305,893
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,984,620      73,031,374        15,684,809      30,519,942       99,219,599      64,798,316
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          8,888,464      24,830,782        35,382,184      23,739,945      112,901,313      33,335,633
  Surrenders, withdrawals and
    death benefits                   (19,187,789)    (48,634,013)      (43,467,872)    (25,067,438)     (83,942,850)    (32,752,041)
  Net transfers between other
    subaccounts or fixed rate
    option                          (363,446,998)    (46,168,870)       (7,921,195)     26,236,656        5,506,987      44,957,327
  Withdrawal and other charges          (101,398)       (304,067)         (176,719)       (168,613)        (214,152)       (175,973)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (373,847,721)    (70,276,168)      (16,183,602)     24,740,550       34,251,298      45,364,946
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                          (371,863,101)      2,755,206          (498,793)     55,260,492      133,470,897     110,163,262
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                371,863,101     369,107,895       226,925,680     171,665,189      284,338,615     174,175,353
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                                0     371,863,101       226,426,887     226,925,680      417,809,512     284,338,615
                                ================================    ==============================   ==============================

  Beginning units                     30,284,448      36,674,213        16,878,085      14,602,198       19,867,222      16,394,387
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                           774,306       2,650,695         2,891,999       4,364,573        7,008,291       6,222,197
  Units redeemed                     (31,058,754)     (9,040,460)       (3,805,009)     (2,088,686)      (5,251,018)     (2,749,362)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                                 0      30,284,448        15,965,075      16,878,085       21,624,495      19,867,222
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                                                          AST - DEAM GLOBAL               AST - DEAM LARGE-CAP
                                        AST - DEAM BOND                       ALLOCATION                         GROWTH
                                --------------------------------    ------------------------------   ------------------------------
                                JAN. 1, 2004 TO    YEAR ENDED         YEAR ENDED     YEAR ENDED      JAN. 1, 2004 TO   YEAR ENDED
                                APR. 30, 2004 **  DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    APR. 30, 2004**  DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income           944,837         336,778          (617,840)       (416,124)        (209,212)       (252,428)
  Capital gains distributions
    received                             749,188         905,855                 0               0          910,188               0
  Realized (loss) gain on
    shares redeemed                   (1,504,127)       (636,772)      (13,868,043)    (36,724,408)       3,042,964         401,035
  Net change in unrealized
    (loss) gain on investments          (281,147)       (139,877)       35,588,187      79,334,640       (3,791,580)      4,390,268
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   (91,249)        465,985        21,102,304      42,194,108          (47,640)      4,538,875
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          2,016,493      10,099,675        11,614,342       9,873,345        5,624,302      10,170,528
  Surrenders, withdrawals and
    death benefits                    (1,200,121)     (4,196,488)      (43,244,577)    (41,732,493)      (2,108,970)     (3,302,078)
  Net transfers between other
    subaccounts or fixed rate
    option                           (20,817,035)     (8,653,220)      (21,523,858)    (29,765,136)     (37,569,941)     13,169,255
  Withdrawal and other charges            (5,354)        (29,213)         (214,817)       (255,067)          (6,585)        (16,837)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (20,006,017)     (2,779,246)      (53,368,910)    (61,879,351)     (34,061,194)     20,020,868
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (20,097,266)     (2,313,261)      (32,266,606)    (19,685,243)     (34,108,834)     24,559,743
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                 20,097,266      22,410,527       260,113,420     279,798,663       34,108,834       9,549,091
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                                0      20,097,266       227,846,814     260,113,420                0      34,108,834
                                ================================    ==============================   ==============================

  Beginning units                      1,856,710       2,101,991        15,841,018      19,851,420        3,243,117       1,240,744
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                           188,396         961,949           876,363         788,312          481,449       2,362,645
  Units redeemed                      (2,045,106)     (1,207,229)       (3,789,316)     (4,798,714)      (3,724,566)       (360,272)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                                 0       1,856,710        12,928,065      15,841,018                0       3,243,117
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                      AST - DEAM LARGE-CAP               AST - DEAM SMALL-CAP             AST - DEAM SMALL-CAP
                                             VALUE                              GROWTH                           VALUE
                                --------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income          (776,888)       (383,966)       (4,834,728)     (4,617,067)        (925,796)       (290,888)
  Capital gains distributions
    received                                   0               0                 0               0        2,667,072               0
  Realized (loss) gain on
    shares redeemed                    1,336,441      (3,506,323)       36,264,011      (7,097,386)       2,615,816       4,205,974
  Net change in unrealized
    (loss) gain on investments        15,807,049      15,505,157       (10,095,572)    133,246,682        8,936,826       3,543,447
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                16,366,602      11,614,868        21,333,711     121,532,229       13,293,918       7,458,533
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         46,861,643      12,278,615        33,608,218      16,267,009       50,766,269      11,750,999
  Surrenders, withdrawals and
    death benefits                   (26,207,393)     (8,124,771)      (68,917,100)    (46,849,577)     (18,906,974)     (3,628,651)
  Net transfers between other
    subaccounts or fixed rate
    option                            28,283,327      10,724,138       (47,225,659)     15,397,778       14,627,447      22,908,293
  Withdrawal and other charges           (82,444)        (63,179)         (281,286)       (305,976)         (42,014)        (17,598)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      48,855,133      14,814,803       (82,815,827)    (15,490,766)      46,444,727      31,013,043
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            65,221,735      26,429,671       (61,482,116)    106,041,463       59,738,646      38,471,576
                                 -------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                 70,284,651      43,854,980       390,757,155     284,715,693       46,726,995       8,255,419
                                 -------------------------------    ------------------------------   ------------------------------
  End of Period                      135,506,386      70,284,651       329,275,039     390,757,155      106,465,641      46,726,995
                                ================================    ==============================   ==============================

  Beginning units                      7,016,075       5,640,550        43,078,181      46,270,883        4,135,661       1,070,115
                                 -------------------------------    ------------------------------   ------------------------------
  Units issued                         6,872,209       2,332,066         2,996,072       1,809,546        3,849,174       3,430,641
  Units redeemed                      (2,576,007)       (956,541)      (12,868,320)     (5,002,248)        (329,460)       (365,094)
                                 -------------------------------    ------------------------------   ------------------------------
  Ending units                        11,312,277       7,016,075        33,205,933      43,078,181        7,655,375       4,135,661
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                        AST - FEDERATED                AST - GABELLI ALL-CAP          AST - GOLDMAN SACHS
                                       AGGRESSIVE GROWTH                       VALUE                  CONCENTRATED GROWTH
                                --------------------------------    ---------------------------    ----------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003   DEC. 31, 2004  DEC. 31, 2003
                                --------------------------------    ---------------------------    ----------------------------
OPERATIONS
  Net investment (loss) income        (4,194,027)     (1,536,639)      (2,231,862)     (926,325)     (14,095,726)   (11,586,392)
  Capital gains distributions
    received                           4,031,530               0                0             0                0              0
  Realized (loss) gain on
    shares redeemed                   20,549,633      29,480,696       13,627,499    (2,449,699)    (118,925,797)  (560,515,446)
  Net change in unrealized
    (loss) gain on investments        34,789,349      22,586,485       10,852,671    39,149,243      147,480,899    798,012,467
                                --------------------------------    ---------------------------    ----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                55,176,485      50,530,542       22,248,308    35,773,220       14,459,376    225,910,630
                                --------------------------------    ---------------------------    ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        186,595,275      61,692,690       44,703,169    21,460,395       38,410,249     25,974,340
  Surrenders, withdrawals and
    death benefits                  (113,578,908)    (19,637,302)     (49,097,457)  (20,636,522)    (182,965,514)  (140,202,403)
  Net transfers between other
    subaccounts or fixed rate
    option                            31,631,831      55,399,431       (4,228,755)   30,578,292      (45,700,706)  (110,585,414)
  Withdrawal and other charges          (168,598)        (94,839)        (148,039)     (126,838)      (1,009,876)    (1,195,983)
                                --------------------------------    ---------------------------    ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     104,479,600      97,359,980       (8,771,081)   31,275,327     (191,265,847)  (226,009,460)
                                --------------------------------    ---------------------------    ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           159,656,085     147,890,521       13,477,227    67,048,547     (176,806,471)       (98,831)
                                --------------------------------    ---------------------------    ----------------------------

NET ASSETS
  Beginning of Period                186,698,252      38,807,731      178,003,502   110,954,956    1,118,525,070  1,118,623,901
                                --------------------------------    ---------------------------    ----------------------------
  End of Period                      346,354,336     186,698,252      191,480,729   178,003,502      941,718,599  1,118,525,070
                                ================================    ===========================    ============================

  Beginning units                     17,696,713       7,054,451       17,029,290    14,512,425       49,868,112     60,039,938
                                --------------------------------    ---------------------------    ----------------------------
  Units issued                        11,208,551      13,010,161        3,690,286     4,911,255        3,024,214      2,193,774
  Units redeemed                      (4,239,043)     (2,367,899)      (4,840,471)   (2,394,390)      (9,993,295)   (12,365,600)
                                --------------------------------    ---------------------------    ----------------------------
  Ending units                        24,666,221      17,696,713       15,879,105    17,029,290       42,899,031     49,868,112
                                ================================    ===========================    ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                    AST - GOLDMAN SACHS HIGH             AST - GOLDMAN SACHS              AST - GOLDMAN SACHS
                                           YIELD BOND                       MID-CAP GROWTH                  SMALL-CAP VALUE
                                --------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income        46,778,903      36,959,416        (3,398,654)     (1,392,514)      (3,659,214)     (1,710,738)
  Capital gains distributions
    received                                   0               0                 0               0        4,037,045               0
  Realized (loss) gain on
    shares redeemed                   85,282,579      25,717,478         4,237,474      (5,564,337)      17,891,314      (8,273,753)
  Net change in unrealized
    (loss) gain on investments       (65,326,818)     72,514,746        31,524,978      31,619,140       32,807,725     106,385,860
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                66,734,664     135,191,640        32,363,798      24,662,290       51,076,870      96,401,368
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        228,574,757     122,159,273       127,698,796      50,256,377       19,265,968      10,479,588
  Surrenders, withdrawals and
    death benefits                  (198,240,960)   (111,554,809)      (68,572,415)    (16,293,152)     (56,641,294)    (39,427,514)
  Net transfers between other
    subaccounts or fixed rate
    option                          (158,703,446)    143,929,074        24,449,802      39,916,910      (33,486,475)    (41,392,376)
  Withdrawal and other charges          (423,443)       (515,385)         (156,605)       (110,568)        (260,010)       (274,309)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (128,793,092)    154,018,153        83,419,577      73,769,567      (71,121,811)    (70,614,611)
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (62,058,428)    289,209,792       115,783,375      98,431,857      (20,044,941)     25,786,757
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                860,658,494     571,448,702       158,036,066      59,604,210      334,075,526     308,288,769
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                      798,600,066     860,658,494       273,819,442     158,036,066      314,030,585     334,075,526
                                ================================    ==============================   ==============================

  Beginning units                     61,278,267      47,108,149        30,464,599      18,856,270       18,000,465      22,931,650
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                        62,996,668      22,821,406        12,387,477      14,997,356        1,197,086         761,539
  Units redeemed                     (70,848,080)     (8,651,288)       (4,107,697)     (3,389,027)      (4,761,067)     (5,692,724)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                        53,426,855      61,278,267        38,744,379      30,464,599       14,436,484      18,000,465
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                   AST - HOTCHKIS & WILEY               AST - JP MORGAN                 AST - LORD ABBETT
                                       LARGE CAP VALUE               INTERNATIONAL EQUITY                BOND DEBENTURE
                                ------------------------------  --------------------------------   ----------------------------
                                  YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                 DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004 DEC. 31, 2003
                                ------------------------------  --------------------------------   ----------------------------
OPERATIONS
  Net investment (loss) income          757,091     6,375,424        (1,042,385)     (2,371,803)       6,248,615     3,791,148
  Capital gains distributions
    received                                  0             0                 0               0        1,273,585             0
  Realized (loss) gain on
    shares redeemed                  (8,925,746)  (86,237,455)       20,947,396       5,882,560       16,936,356     9,944,731
  Net change in unrealized
    (loss) gain on investments       83,373,551   179,410,649        26,289,431      88,603,310         (626,634)   17,527,336
                                ------------------------------  --------------------------------   ----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               75,204,896    99,548,619        46,194,442      92,114,067       23,831,922    31,263,215
                                ------------------------------  --------------------------------   ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        57,772,516    23,519,694        77,439,609      73,911,115      229,156,768    73,533,018
  Surrenders, withdrawals and
    death benefits                 (124,914,110)  (86,785,275)      (65,214,842)    (54,162,173)    (179,955,900)  (34,038,177)
  Net transfers between other
    subaccounts or fixed rate
    option                          (10,946,063)  (57,660,623)      (17,055,083)    (89,930,649)      11,953,634   110,900,935
  Withdrawal and other charges         (435,154)     (498,226)         (263,798)       (325,916)        (241,585)     (172,886)
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (78,522,811) (121,424,430)       (5,094,113)    (70,507,623)      60,912,917   150,222,890
                                ------------------------------  --------------------------------   ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (3,317,915)  (21,875,812)       41,100,329      21,606,444       84,744,839   181,486,105
                                ------------------------------  --------------------------------   ----------------------------

NET ASSETS
  Beginning of Period               624,660,252   646,536,064       332,695,658     311,089,214      345,376,922   163,890,817
                                ------------------------------  --------------------------------   ----------------------------
  End of Period                     621,342,337   624,660,252       373,795,987     332,695,658      430,121,761   345,376,922
                                ==============================  ================================   ============================

  Beginning units                    34,631,684    41,317,234        15,962,091      18,007,797       29,164,454    16,189,211
                                ------------------------------  --------------------------------   ----------------------------
  Units issued                        4,471,292     2,026,825         3,058,384       7,191,310       14,899,329    16,126,430
  Units redeemed                     (7,239,485)   (8,712,375)       (1,966,737)     (9,237,016)      (9,682,890)   (3,151,188)
                                ------------------------------  --------------------------------   ----------------------------
  Ending units                       31,863,491    34,631,684        17,053,738      15,962,091       34,380,893    29,164,454
                                ==============================  ================================   ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           AST - LSV                        AST - MARSICO                   AST - MFS GLOBAL
                                      INTERNATIONAL VALUE                   CAPITAL GROWTH                       EQUITY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (152,978)       (968,937)      (29,007,058)    (18,519,512)      (1,641,203)       (971,804)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    9,479,862      (4,756,594)       28,205,887     (78,355,898)       5,102,731      (1,591,357)
  Net change in unrealized
    (loss) gain on investments        17,319,769      38,801,581       275,549,688     429,611,591       17,350,035      20,691,672
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                26,646,653      33,076,050       274,748,517     332,736,181       20,811,563      18,128,511
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         32,616,590       8,159,684       710,670,155     314,866,096       47,143,836      13,413,725
  Surrenders, withdrawals and
    death benefits                   (25,801,659)    (13,169,911)     (497,831,943)   (196,875,946)     (29,418,552)    (11,171,277)
  Net transfers between other
    subaccounts or fixed rate
    option                               633,810      14,149,656       101,517,019     174,682,864       24,532,181      22,129,527
  Withdrawal and other charges          (116,792)       (113,087)       (1,425,595)     (1,272,345)         (95,633)        (79,131)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       7,331,949       9,026,342       312,929,636     291,400,669       42,161,832      24,292,844
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            33,978,602      42,102,392       587,678,153     624,136,850       62,973,395      42,421,355
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                139,254,627      97,152,235     1,688,227,674   1,064,090,824      101,775,060      59,353,705
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      173,233,229     139,254,627     2,275,905,827   1,688,227,674      164,748,455     101,775,060
                                =================================   ===============================  ===============================

  Beginning units                     12,065,446      11,076,317       124,377,969      96,160,163       10,003,157       7,511,785
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         2,597,908       2,420,706        55,021,912      30,300,249        4,027,906       3,786,247
  Units redeemed                      (2,003,547)     (1,431,577)      (26,226,009)     (2,082,443)        (483,159)     (1,294,875)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        12,659,807      12,065,446       153,173,872     124,377,969       13,547,904      10,003,157
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                                                      AST - MFS GROWTH
                                     AST - MFS GROWTH                   WITH INCOME                    AST - MONEY MARKET
                                ----------------------------   -------------------------------   --------------------------------
                                 YEAR ENDED     YEAR ENDED     JAN. 1, 2004 TO     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                DEC. 31, 2004  DEC. 31, 2003   APR. 30, 2004**  DEC. 31, 2003    DEC. 31, 2004    DEC. 31, 2003
                                ----------------------------   -------------------------------   --------------------------------
OPERATIONS
  Net investment (loss) income     (8,131,670)   (7,761,045)          (114,267)      (940,983)     (13,050,188)      (19,569,210)
  Capital gains distributions
    received                                0             0                  0              0                0                 0
  Realized (loss) gain on
    shares redeemed               (41,550,879)  (90,845,238)         8,354,673     (5,736,015)               0             2,959
  Net change in unrealized
    (loss) gain on investments     97,183,722   201,088,629        (10,426,271)    22,843,906                0                 0
                                ----------------------------   -------------------------------   --------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS             47,501,173   102,482,347         (2,185,865)    16,166,908      (13,050,188)      (19,566,251)
                                ----------------------------   -------------------------------   --------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments      72,861,698    56,356,937          6,203,733     15,506,739    3,537,635,228     1,422,017,273
  Surrenders, withdrawals and
    death benefits               (140,796,779)  (80,253,474)        (4,453,094)   (13,132,248)   (4,054,018,230)  (1,218,269,420)
  Net transfers between other
    subaccounts or fixed rate
    option                        (36,995,152)  (11,635,986)      (107,765,277)     3,248,758      135,826,835    (1,158,338,887)
  Withdrawal and other charges       (476,715)     (541,750)           (39,607)      (108,405)      (1,358,346)       (1,872,772)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                 (105,406,948)  (36,074,273)      (106,054,245)     5,514,844     (381,914,513)     (956,463,806)
                                ----------------------------   -------------------------------   --------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                        (57,905,775)   66,408,074       (108,240,110)    21,681,752     (394,964,701)     (976,030,057)
                                ----------------------------   -------------------------------   --------------------------------

NET ASSETS
  Beginning of Period             587,305,149   520,897,076        108,240,110     86,558,358    1,735,626,811     2,711,656,868
                                ----------------------------   -------------------------------   --------------------------------
  End of Period                   529,399,374   587,305,149                  0    108,240,110    1,340,662,110     1,735,626,811
                                ============================   ===============================   ================================

  Beginning units                  82,050,979    90,640,344         12,899,283     12,733,020      142,666,269       214,020,495
                                ----------------------------   -------------------------------   --------------------------------
  Units issued                      4,605,980     6,703,166            600,813      1,804,186      348,315,228       136,328,764
  Units redeemed                  (20,253,034)  (15,292,531)       (13,500,096)    (1,637,923)    (377,311,028)     (207,682,990)
                                ----------------------------   -------------------------------   --------------------------------
  Ending units                     66,403,925    82,050,979                  0     12,899,283      113,670,469       142,666,269
                                ============================   ===============================   ================================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                    AST - NEUBERGER & BERMAN           AST - NEUBERGER & BERMAN           AST - PIMCO LIMITED
                                         MID-CAP GROWTH                     MID-CAP VALUE                    MATURITY BOND
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        (5,122,456)     (4,344,223)      (15,426,057)     (9,677,169)      16,234,838       7,785,616
  Capital gains distributions
    received                                   0               0        26,502,928               0       11,206,565      14,145,264
  Realized (loss) gain on
    shares redeemed                   16,055,033         (80,012)       28,781,173     (25,192,716)      (3,430,599)      8,539,294
  Net change in unrealized
    (loss) gain on investments        36,848,933      80,113,168       180,134,836     276,807,681      (19,633,905)    (10,191,423)
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                47,781,510      75,688,934       219,992,880     241,937,796        4,376,899      20,278,751
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         82,297,023      33,011,811       283,673,218     106,117,024      607,408,640     189,486,747
  Surrenders, withdrawals and
    death benefits                   (80,468,932)    (43,353,011)     (261,903,805)   (118,522,984)    (264,365,574)   (224,605,656)
  Net transfers between other
    subaccounts or fixed rate
    option                            (8,760,667)      5,085,263        40,908,757      32,626,461     (118,378,952)    (37,415,826)
  Withdrawal and other charges          (306,381)       (320,048)         (787,701)       (700,078)        (574,050)       (819,947)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (7,238,957)     (5,575,985)       61,890,469      19,520,423      224,090,064     (73,354,682)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            40,542,553      70,112,949       281,883,348     261,458,219      228,466,963     (53,075,931)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                350,659,691     280,546,742     1,011,755,055     750,296,836      998,795,158   1,051,871,089
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      391,202,244     350,659,691     1,293,638,403   1,011,755,055    1,227,262,121     998,795,158
                                =================================   ===============================  ===============================

  Beginning units                     23,386,566      22,949,001        49,659,568      45,014,353       74,965,699      76,971,617
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         6,897,581       3,271,580        17,512,730       8,847,039        7,740,349      17,039,969
  Units redeemed                      (6,229,491)     (2,834,015)      (10,106,178)     (4,201,824)      16,033,309     (19,045,887)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        24,054,656      23,386,566        57,066,120      49,659,568       98,739,357      74,965,699
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                       AST - PIMCO TOTAL               AST - SANFORD BERNSTEIN          AST - SANFORD BERNSTEIN
                                          RETURN BOND                         CORE VALUE                   MANAGED INDEX 500
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        51,738,057      48,562,055          (573,727)     (1,575,094)      (3,337,604)     (1,012,160)
  Capital gains distributions
    received                          14,964,650      82,597,288         5,198,541               0                0               0
  Realized (loss) gain on
    shares redeemed                   (2,143,339)     28,598,138        11,082,776      11,946,310       37,430,498     (28,177,375)
  Net change in unrealized
    (loss) gain on investments         4,666,061     (79,903,273)       11,159,486      36,207,271        4,269,598     129,095,812
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                69,225,429      79,854,207        26,867,076      46,578,487       38,362,492      99,906,276
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        592,992,803     398,788,020        90,765,571     119,386,549      101,515,834      52,382,601
  Surrenders, withdrawals and
    death benefits                  (524,086,136)   (388,376,206)      (57,383,348)    (43,575,919)    (117,368,013)    (61,029,034)
  Net transfers between other
    subaccounts or fixed rate
    option                           (17,530,249)   (228,191,622)       34,885,969    (129,605,916)       1,996,791       4,971,758
  Withdrawal and other charges        (1,431,527)     (1,737,112)         (180,806)       (179,364)        (417,015)       (423,290)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      49,944,891    (219,516,920)       68,087,386     (53,974,650)     (14,272,403)     (4,097,965)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           119,170,320    (139,662,713)       94,954,462      (7,396,163)      24,090,089      95,808,311
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period              2,076,469,346   2,216,132,059       190,735,631     198,131,794      520,581,722     424,773,411
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                    2,195,639,666   2,076,469,346       285,690,093     190,735,631      544,671,811     520,581,722
                                =================================   ===============================  ===============================

  Beginning units                    138,372,942     141,069,615        17,015,358      22,845,449       44,902,347      45,680,242
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        48,900,175      34,994,515         7,533,988      11,998,520        8,924,760       5,277,450
  Units redeemed                     (34,220,130)    (37,691,187)       (2,051,152)    (17,828,611)     (10,282,920)     (6,055,345)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                       153,052,987     138,372,942        22,498,194      17,015,358       43,544,187      44,902,347
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                        AST - SMALL-CAP              AST - STATE STREET RESEARCH          AST - T. ROWE PRICE
                                             VALUE                         SMALL-CAP GROWTH                 ASSET ALLOCATION
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income       (12,627,562)     (7,057,017)       (3,652,782)     (3,900,790)         124,380       2,886,448
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                   47,710,494     (19,047,924)       26,265,717      42,870,460       (5,008,365)    (14,905,535)
  Net change in unrealized
    (loss) gain on investments        81,594,098     192,108,153       (47,049,389)     55,682,415       40,722,199      71,132,857
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               116,677,030     166,003,212       (24,436,454)     94,652,085       35,838,214      59,113,770
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        276,698,253     129,281,812        24,851,375      26,036,665       75,484,291      29,988,804
  Surrenders, withdrawals and
    death benefits                  (236,281,314)    (82,970,357)      (55,425,898)    (41,865,233)     (74,145,108)    (43,678,624)
  Net transfers between other
    subaccounts or fixed rate
    option                           (10,281,083)     57,979,317       (51,337,908)      2,731,464       32,764,639      43,501,458
  Withdrawal and other charges          (585,770)       (508,891)         (228,545)       (270,629)        (264,380)       (237,268)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      29,550,086     103,781,881       (82,140,976)    (13,367,733)      33,839,442      29,574,370
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           146,227,116     269,785,093      (106,577,430)     81,284,351       69,677,656      88,688,140
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                763,347,794     493,562,701       328,021,254     246,736,903      353,143,102     264,454,961
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      909,574,910     763,347,794       221,443,824     328,021,254      422,820,758     353,143,102
                                =================================   ===============================  ===============================

  Beginning units                     49,565,293      40,876,983        19,781,570      20,229,481       19,492,726      16,819,288
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        17,275,561      11,157,879         2,102,032       2,429,464        5,521,460       5,374,379
  Units redeemed                     (13,702,319)     (2,469,569)       (7,227,107)     (2,877,375)      (2,424,116)     (2,700,941)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        53,138,535      49,565,293        14,656,495      19,781,570       22,590,070      19,492,726
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      AST - T. ROWE PRICE                AST - T. ROWE PRICE              AST - WILLIAM BLAIR
                                          GLOBAL BOND                     NATURAL RESOURCES               INTERNATIONAL GROWTH
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        10,515,623       4,149,773          (824,073)         21,691       (8,071,777)     (5,163,089)
  Capital gains distributions
    received                           4,010,423         390,671                 0       2,221,292                0               0
  Realized (loss) gain on
    shares redeemed                    1,071,731      15,787,349        15,292,574      (6,958,809)     (12,270,297)    (95,119,355)
  Net change in unrealized
    (loss) gain on investments         1,427,330       1,532,938        32,908,165      36,865,494      187,408,885     224,223,221
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                17,025,106      21,860,731        47,376,666      32,149,668      167,066,811     123,940,777
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        174,864,574      48,862,832        57,054,729       9,748,136      413,525,113      77,267,161
  Surrenders, withdrawals and
    death benefits                   (59,784,947)    (35,476,570)      (61,082,335)    (16,581,674)    (312,522,524)    (50,142,970)
  Net transfers between other
    subaccounts or fixed rate
    option                               677,654     (15,254,614)       23,548,079      22,436,867      430,716,237     168,690,058
  Withdrawal and other charges          (149,565)       (173,415)         (132,778)       (106,768)        (689,647)       (315,096)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     115,607,716      (2,041,767)       19,387,695      15,496,561      531,029,179     195,499,153
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           132,632,822      19,818,964        66,764,361      47,646,229      698,095,990     319,439,930
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                227,916,652     208,097,688       168,885,192     121,238,963      628,233,135     308,793,205
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      360,549,474     227,916,652       235,649,553     168,885,192    1,326,329,125     628,233,135
                                =================================   ===============================  ===============================

  Beginning units                     17,474,719      17,341,771         8,214,933       6,946,347       46,081,888      31,110,564
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         8,263,982       4,212,803         3,271,141       2,225,990       57,733,871      19,550,307
  Units redeemed                       1,063,279      (4,079,856)       (2,157,941)       (957,404)     (18,445,034)     (4,578,983)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        26,801,980      17,474,719         9,328,133       8,214,933       85,370,725      46,081,888
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------

                                                                        EVERGREEN - VA                 EVERGREEN - VA
                                         DAVIS - VALUE                     BLUE CHIP                   CAPITAL GROWTH
                                ---------------------------------   ------------------------   -------------------------------
                                   YEAR ENDED      YEAR ENDED             YEAR ENDED             YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003          DEC. 31, 2003          DEC. 31, 2004  DEC. 31, 2003
                                ---------------------------------   ------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income           (38,614)        (28,018)           (35,090)                         0         71,240
  Capital gains distributions
    received                                   0               0                0                            0              0
  Realized (loss) gain on
    shares redeemed                       62,165        (204,889)           (715,034)                        0     (1,407,166)
  Net change in unrealized
    (loss) gain on investments           717,363       1,552,851            1,143,118                        0      1,914,099
                                ---------------------------------   ------------------------   -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   740,914       1,319,944             392,994                         0        578,173
                                ---------------------------------   ------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            669,056         348,660             55,805                     24,249        385,763
  Surrenders, withdrawals and
    death benefits                      (496,430)       (486,269)           (331,261)                  (24,169)      (660,555)
  Net transfers between other
    subaccounts or fixed rate
    option                               231,953         881,532           (2,743,951)                      10     (6,018,929)
  Withdrawal and other charges           (11,309)         (8,508)            (6,705)                       (90)       (12,682)
                                ---------------------------------   ------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                         393,270         735,415           (3,026,111)                      (0)    (6,306,403)
                                ---------------------------------   ------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             1,134,184       2,055,359           (2,633,117)                      (0)    (5,728,230)
                                ---------------------------------   ------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  6,826,770       4,771,411            2,633,117                        0      5,728,230
                                ---------------------------------   ------------------------   -------------------------------
  End of Period                        7,960,954       6,826,770               (0)                          (0)             0
                                =================================   ========================   ===============================

  Beginning units                        737,092         660,802             463,307                         0        707,212
                                ---------------------------------   ------------------------   -------------------------------
  Units issued                            72,577         144,210              8,895                          0         44,141
  Units redeemed                         (36,810)        (67,920)           (472,202)                        0       (751,353)
                                ---------------------------------   ------------------------   -------------------------------
  Ending units                           772,859         737,092                0                            0              0
                                =================================   ========================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                   EVERGREEN - VA
                                          EQUITY INDEX                        FOUNDATION                          FUND
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED    *DEC. 5 THRU
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income                 0           1,922           (40,081)         61,988          (33,811)         (2,708)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                            0        (487,594)         (196,237)       (258,936)          21,117             871
  Net change in unrealized
    (loss) gain on investments                 0       1,231,501           581,941       1,182,707          194,173         123,120
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0         745,829           345,623         985,759          181,479         121,283
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments             26,668         179,247           167,317         142,330           51,983           5,325
  Surrenders, withdrawals and
    death benefits                       (26,581)       (298,283)         (652,876)       (483,253)        (202,512)        (18,674)
  Net transfers between other
    subaccounts or fixed rate
    option                                    34      (4,009,550)         (193,434)       (143,731)        (152,392)      2,866,208
  Withdrawal and other charges              (121)         (8,903)          (14,206)        (13,750)          (6,278)           (371)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                               0      (4,137,489)         (693,199)       (498,404)        (309,199)      2,852,488
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                     0      (3,391,660)         (347,576)        487,355         (127,720)      2,973,771
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                          0       3,391,660         7,842,305       7,354,951        2,973,771               0
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                                0               0         7,494,729       7,842,305        2,846,051       2,973,771
                                =================================   ===============================  ===============================

  Beginning units                              0         539,595           886,775         949,349          285,261               0
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                                 0          25,340            20,785          17,189            8,011         287,126
  Units redeemed                               0        (564,935)          (99,038)        (79,763)         (37,795)         (1,865)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                                 0               0           808,522         886,775          255,477         285,261
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                  EVERGREEN - VA
                                         GLOBAL LEADERS                    GROWTH & INCOME               INTERNATIONAL EQUITY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED    *DEC. 5 THRU      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income                 0         (92,217)          (13,695)         22,681           18,096         132,289
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                            0         628,009            29,637             781          388,587           1,472
  Net change in unrealized
    (loss) gain on investments                 0       1,544,892           420,037         248,698        3,467,903         742,111
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0       2,080,684           435,979         272,161        3,874,586         875,873
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments              1,987       2,388,807           206,600          30,337       11,770,450         201,398
  Surrenders, withdrawals and
    death benefits                        (2,778)     (1,786,276)         (484,405)        (18,749)      (4,124,180)        (94,751)
  Net transfers between other
    subaccounts or fixed rate
    option                                   786     (15,386,242)           89,048       5,743,936        1,041,725      17,361,881
  Withdrawal and other charges                 5         (16,437)          (13,033)           (949)         (19,211)         (1,008)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                              (0)    (14,800,148)         (201,790)      5,754,575        8,668,784      17,467,520
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                    (0)    (12,719,464)          234,189       6,026,736       12,543,370      18,343,393
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                          0      12,719,464         6,026,736               0       18,720,657         377,265
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                               (0)              0         6,260,925       6,026,736       31,264,027      18,720,657
                                =================================   ===============================  ===============================

  Beginning units                              0       1,785,421           574,860               0        1,729,998          45,975
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                                 0         275,865            20,805         576,786          957,875       1,693,080
  Units redeemed                               0      (2,061,286)          (41,029)         (1,926)        (270,396)         (9,056)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                                 0               0           554,636         574,860        2,417,477       1,729,998
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                   EVERGREEN - VA
                                             OMEGA                          SPECIAL EQUITY                   SPECIAL VALUES
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (573,107)       (256,567)         (810,191)       (496,355)         (20,000)        (50,407)
  Capital gains distributions
    received                                   0               0                 0               0           42,991               0
  Realized (loss) gain on
    shares redeemed                    2,502,852      (1,981,527)        2,612,713       4,697,911          129,938        (149,125)
  Net change in unrealized
    (loss) gain on investments          (816,206)      7,895,786            51,885       8,699,489          749,442       1,195,201
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,113,539       5,657,692         1,854,407      12,901,045          902,371         995,669
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         15,118,659       4,439,059        20,854,445       9,220,515          594,109         356,548
  Surrenders, withdrawals and
    death benefits                    (9,047,788)     (2,516,494)      (18,549,366)     (5,897,466)        (614,566)       (416,868)
  Net transfers between other
    subaccounts or fixed rate
    option                             4,061,229       7,867,248        (4,792,095)     21,441,123          158,686          54,623
  Withdrawal and other charges           (41,650)        (29,429)          (44,089)        (38,045)         (13,742)        (10,272)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      10,090,449       9,760,384        (2,531,105)     24,726,127          124,487         (15,969)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            11,203,988      15,418,076          (676,698)     37,627,172        1,026,858         979,699
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 28,768,390      13,350,314        55,977,860      18,350,688        4,886,867       3,907,168
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       39,972,378      28,768,390        55,301,162      55,977,860        5,913,725       4,886,867
                                =================================   ===============================  ===============================

  Beginning units                      3,868,364       2,670,586         5,050,359       2,553,384          312,372         318,168
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         1,879,812       1,600,654         1,675,136       3,088,588           39,894          26,470
  Units redeemed                      (1,124,333)       (402,876)       (2,089,597)       (591,613)         (30,502)        (32,266)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,623,843       3,868,364         4,635,898       5,050,359          321,764         312,372
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     FIRST TRUST -                    FIRST TRUST -
                                        STRATEGIC INCOME                  10 UNCOMMON VALUES                     ENERGY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           210,649         (91,868)         (125,925)        (99,438)          (34,362)       (24,407)
  Capital gains distributions
    received                              59,638         603,845                 0               0                 0              0
  Realized (loss) gain on
    shares redeemed                      157,488         168,911          (926,444)     (1,923,168)          286,937         34,268
  Net change in unrealized
    (loss) gain on investments             2,724         210,531         1,819,167       4,263,473           669,470        654,339
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   430,499         891,418           766,798       2,240,867           922,045        664,200
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            363,074         844,135         1,095,806         356,013           295,080        259,611
  Surrenders, withdrawals and
    death benefits                      (622,377)       (966,014)       (1,342,292)       (669,922)         (715,749)      (385,025)
  Net transfers between other
    subaccounts or fixed rate
    option                              (334,833)        374,496          (189,717)        807,657           410,974        (82,681)
  Withdrawal and other charges           (11,737)        (11,180)           (8,484)         (7,865)           (4,794)        (4,104)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (605,873)        241,437          (444,687)        485,883           (14,490)      (212,199)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (175,374)      1,132,855           322,111       2,726,750           907,556        452,001
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  7,001,850       5,868,995         9,486,380       6,759,630         2,838,672      2,386,671
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                        6,826,476       7,001,850         9,808,491       9,486,380         3,746,228      2,838,672
                                =================================   ===============================  ===============================

  Beginning units                        520,820         500,680         2,247,231       2,222,766           208,614        228,757
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            27,182          67,432           202,658          77,361            20,355         23,324
  Units redeemed                         (71,934)        (47,292)         (365,151)        (52,897)          (18,343)       (43,467)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                           476,068         520,820         2,084,738       2,247,231           210,626        208,614
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                         FIRST TRUST -                        FIRST TRUST -                     FIRST TRUST -
                                       FINANCIAL SERVICES                    GLOBAL TARGET 15                 NASDAQ TARGET 15
                                -------------------------------   ---------------------------------  ------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003    DEC. 31, 2004     DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                -------------------------------   ---------------------------------  ------------------------------
OPERATIONS
  Net investment (loss) income           (47,364)      (40,422)           (123,311)        (25,761)        (58,344)        (46,706)
  Capital gains distributions
    received                                   0             0                   0               0               0               0
  Realized (loss) gain on
    shares redeemed                      199,760         5,135             773,523         (26,448)        (86,005)       (199,430)
  Net change in unrealized
    (loss) gain on investments           443,902     1,132,057           2,165,570         803,438         101,412       1,599,300
                                -------------------------------   ---------------------------------  ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   596,298     1,096,770           2,815,782         751,230         (42,937)      1,353,164
                                -------------------------------   ---------------------------------  ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            373,137       414,078          11,690,261         260,384       1,892,339         212,199
  Surrenders, withdrawals and
    death benefits                    (1,085,687)     (605,953)         (2,614,971)       (329,368)     (1,218,409)       (513,073)
  Net transfers between other
    subaccounts or fixed rate
    option                                 3,469       165,196           7,692,136          29,451       1,329,558         (82,991)
  Withdrawal and other charges            (7,030)       (6,491)             (8,588)         (4,071)         (6,706)         (6,252)
                                -------------------------------   ---------------------------------  ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (716,111)      (33,170)         16,758,838         (43,604)      1,996,782        (390,117)
                                -------------------------------   ---------------------------------  ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (119,813)    1,063,600          19,574,621         707,626       1,953,845         963,047
                                -------------------------------   ---------------------------------  ------------------------------

NET ASSETS
  Beginning of Period                  4,761,175     3,697,575           3,049,311       2,341,685       5,070,373       4,107,326
                                -------------------------------   ---------------------------------  ------------------------------
  End of Period                        4,641,362     4,761,175          22,623,931       3,049,311       7,024,218       5,070,373
                                ===============================   =================================  ==============================

  Beginning units                        373,550       382,046             286,091         293,636         569,649         621,380
                                -------------------------------   ---------------------------------  ------------------------------
  Units issued                            30,330        38,687           1,845,737          30,574         190,470          28,610
  Units redeemed                         (85,122)      (47,184)           (273,681)        (38,119)        (12,516)        (80,341)
                                -------------------------------   ---------------------------------  ------------------------------
  Ending units                           318,758       373,550           1,858,147         286,091         747,603         569,649
                                ===============================   =================================  ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           FIRST TRUST -                        FIRST TRUST -                     FIRST TRUST -
                                           PHARMACEUTICAL                       S&P TARGET 24                  TARGET MANAGED VIP
                                ------------------------------------  -------------------------------  -----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  DEC. 31, 2004     DEC. 31, 2003     DEC. 31, 2004    DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                ------------------------------------  -------------------------------  -----------------------------
OPERATIONS
  Net investment (loss) income             (38,813)         (37,120)        (106,288)        (49,145)       (660,736)      (164,993)
  Capital gains distributions
    received                                     0                0                0               0               0              0
  Realized (loss) gain on
    shares redeemed                       (138,528)        (272,918)         442,858        (204,426)        784,539       (668,863)
  Net change in unrealized
    (loss) gain on investments             101,744          906,856          892,130       1,260,705      11,052,531      5,606,871
                                ------------------------------------  -------------------------------  -----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     (75,597)         596,819        1,228,700       1,007,134      11,176,334      4,773,015
                                ------------------------------------  -------------------------------  -----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments              327,405          435,541        8,143,529         499,726      71,222,772      5,058,051
  Surrenders, withdrawals and
    death benefits                        (811,564)        (523,474)      (3,116,585)       (734,409)    (17,959,383)    (3,256,457)
  Net transfers between other
    subaccounts or fixed rate
    option                                 (16,716)         160,290        2,353,094          21,786      23,606,910      1,886,565
  Withdrawal and other charges              (6,577)          (6,647)          (9,674)         (8,546)        (36,059)       (28,463)
                                ------------------------------------  -------------------------------  -----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                          (507,452)          65,710        7,370,364        (221,443)     76,834,240      3,659,696
                                ------------------------------------  -------------------------------  -----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                (583,049)         662,528        8,599,064         785,691      88,010,574      8,432,711
                                ------------------------------------  -------------------------------  -----------------------------

NET ASSETS
  Beginning of Period                    4,119,206        3,456,678        5,553,070       4,767,379      20,497,349     12,064,638
                                ------------------------------------  -------------------------------  -----------------------------
  End of Period                          3,536,157        4,119,206       14,152,134       5,553,070     108,507,923     20,497,349
                                ====================================  ===============================  =============================

  Beginning units                          411,777          412,689          757,111         802,267       2,174,647      1,908,301
                                ------------------------------------  -------------------------------  -----------------------------
  Units issued                              37,113           46,008          844,802          76,592       9,313,003        617,253
  Units redeemed                           (90,079)         (46,920)        (168,417)       (121,749)     (1,916,407)      (350,907)
                                ------------------------------------  -------------------------------  -----------------------------
  Ending units                             358,811          411,777        1,433,496         757,111       9,571,243      2,174,647
                                ====================================  ===============================  =============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                           FIRST TRUST -                    FIRST TRUST -                     FIRST TRUST -
                                             TECHNOLOGY                    THE DOW DART 10                VALUE LINE TARGET 25
                                ---------------------------------  -------------------------------  -------------------------------
                                   YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED
                                 DEC. 31, 2004      DEC. 31, 2003  DEC. 31, 2004     DEC. 31, 2003  DEC. 31, 2004     DEC. 31, 2003
                                ---------------------------------  -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income         (18,114)          (17,727)       (90,413)          (40,385)      (103,031)          (38,213)
  Capital gains distributions
    received                                 0                 0              0                 0              0                 0
  Realized (loss) gain on
    shares redeemed                   (100,245)         (123,045)      (123,360)         (238,649)       723,880           (79,044)
  Net change in unrealized
    (loss) gain on investments         101,330           795,599        873,497           946,505      2,280,635         1,433,523
                                ---------------------------------  -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 (17,029)          654,826        659,724           667,471      2,901,484         1,316,266
                                ---------------------------------  -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments           39,462            69,221      6,611,054           391,072     11,695,908           378,934
  Surrenders, withdrawals and
    death benefits                    (253,755)         (191,770)    (3,372,913)         (486,072)    (2,449,600)         (266,152)
  Net transfers between other
    subaccounts or fixed rate
    option                            (144,710)           64,975      4,594,339          (514,692)     4,692,981           526,539
  Withdrawal and other charges          (2,550)           (2,611)        (7,497)           (5,904)        (8,955)           (5,448)
                                ---------------------------------  -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (361,553)          (60,185)     7,824,983          (615,596)    13,930,334           633,873
                                ---------------------------------  -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (378,582)          594,641      8,484,707            51,875     16,831,818         1,950,139
                                ---------------------------------  -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                2,073,039         1,478,398      4,269,659         4,217,784      4,932,457         2,982,318
                                ---------------------------------  -------------------------------  -------------------------------
  End of Period                      1,694,457         2,073,039     12,754,366         4,269,659     21,764,275         4,932,457
                                =================================  ===============================  ===============================

  Beginning units                      435,367           450,643        527,356           624,380      1,541,426         1,300,318
                                ---------------------------------  -------------------------------  -------------------------------
  Units issued                           8,472            18,290        824,717            54,726      1,478,915           342,574
  Units redeemed                       (88,664)          (33,566)       (56,621)         (151,750)      (290,169)         (101,466)
                                ---------------------------------  -------------------------------  -------------------------------
  Ending units                         355,175           435,367      1,295,452           527,356      2,730,172         1,541,426
                                =================================  ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------

                                     GALAXY - VIP            GALAXY - VIP                    GALAXY - VIP
                                   ASSET ALLOCATION        GROWTH AND INCOME                 MONEY MARKET
                                -----------------------  ----------------------   -----------------------------------
                                      YEAR ENDED              YEAR ENDED             YEAR ENDED        YEAR ENDED
                                    DEC. 31, 2003            DEC. 31, 2003          DEC. 31, 2004    DEC. 31, 2003
                                -----------------------  ----------------------   -----------------------------------
OPERATIONS
  Net investment (loss) income                 131,800                  (2,394)                   0           (7,684)
  Capital gains distributions
    received                                         0                       0                    0                0
  Realized (loss) gain on
    shares redeemed                        (11,816,008)             (2,051,700)                   0                0
  Net change in unrealized
    (loss) gain on investments              11,647,668               1,921,850                    0                0
                                -----------------------  ----------------------   -----------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         (36,540)               (132,244)                   0           (7,684)
                                -----------------------  ----------------------   -----------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments                   17,206                   4,266                2,920          741,911
  Surrenders, withdrawals and
    death benefits                          (2,588,581)               (422,514)                   3       (5,528,837)
  Net transfers between other
    subaccounts or fixed rate
    option                                 (31,793,001)             (4,654,444)              (2,923)      (4,966,200)
  Withdrawal and other charges                 (10,619)                 (1,461)                   0           (3,571)
                                -----------------------  ----------------------   -----------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                           (34,374,995)             (5,074,153)                   0       (9,756,697)
                                -----------------------  ----------------------   -----------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                 (34,411,535)             (5,206,397)                   0       (9,764,381)
                                -----------------------  ----------------------   -----------------------------------

NET ASSETS
  Beginning of Period                       34,411,535               5,206,397                    0        9,764,381
                                -----------------------  ----------------------   -----------------------------------
  End of Period                                      0                       0                    0                0
                                =======================  ======================   ===================================

  Beginning units                            2,322,229                 656,671                    0          754,142
                                -----------------------  ----------------------   -----------------------------------
  Units issued                                   1,173                     566                    0           57,329
  Units redeemed                            (2,323,402)               (657,237)                   0         (811,471)
                                -----------------------  ----------------------   -----------------------------------
  Ending units                                       0                       0                    0                0
                                =======================  ======================   ===================================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                           GALAXY - VIP                  GALAXY - VIP                     GARTMORE -
                                        QUALITY PLUS BOND              SMALL COMPANY GROWTH        GVIT DEVELOPING MARKETS
                                -----------------------------------  ----------------------   -----------------------------------
                                   YEAR ENDED       YEAR ENDED            YEAR ENDED             YEAR ENDED        YEAR ENDED
                                 DEC. 31, 2004     DEC. 31, 2003         DEC. 31, 2003          DEC. 31, 2004    DEC. 31, 2003
                                -----------------------------------  ----------------------   -----------------------------------
OPERATIONS
  Net investment (loss) income                 0           110,590                  (6,337)          (1,345,879)      (1,256,523)
  Capital gains distributions
    received                                   0            81,274                       0            5,753,669                0
  Realized (loss) gain on
    shares redeemed                            0           555,814              (2,107,842)          22,456,158       18,082,921
  Net change in unrealized
    (loss) gain on investments                 0          (703,180)              1,979,825           (6,994,922)      30,133,596
                                -----------------------------------  ----------------------   -----------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0            44,498                (134,354)          19,869,026       46,959,994
                                -----------------------------------  ----------------------   -----------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments                  0            35,355                   3,444           72,453,954        9,166,323
  Surrenders, withdrawals and
    death benefits                           175          (704,689)               (147,234)         (51,418,635)     (13,486,718)
  Net transfers between other
    subaccounts or fixed rate
    option                                  (175)       (9,576,025)             (2,210,136)         (12,895,297)      44,458,203
  Withdrawal and other charges                 0            (2,911)                 (1,214)             (92,082)         (71,051)
                                -----------------------------------  ----------------------   -----------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                               0       (10,248,270)             (2,355,140)           8,047,940       40,066,757
                                -----------------------------------  ----------------------   -----------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                     0       (10,203,772)             (2,489,494)          27,916,966       87,026,751
                                -----------------------------------  ----------------------   -----------------------------------

NET ASSETS
  Beginning of Period                          0        10,203,772               2,489,494          157,916,220       70,889,469
                                -----------------------------------  ----------------------   -----------------------------------
  End of Period                                0                 0                       0          185,833,186      157,916,220
                                ===================================  ======================   ===================================

  Beginning units                              0           613,722                 287,035           16,006,678       12,059,215
                                -----------------------------------  ----------------------   -----------------------------------
  Units issued                                 0             2,110                     439            6,063,026        5,731,655
  Units redeemed                               0          (615,832)               (287,474)          (6,964,772)      (1,784,192)
                                -----------------------------------  ----------------------   -----------------------------------
  Ending units                                 0                 0                       0           15,104,933       16,006,678
                                ===================================  ======================   ===================================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                          INVESCO - VI                      LIBERTY - ASSET                LIBERTY - COLUMBIA
                                       TELECOMMUNICATIONS                    ALLOCATION VS                    HIGH YIELD VS
                                -----------------------------------   -------------------------------  -----------------------------
                                JAN. 1, 2004 TO       YEAR ENDED        YEAR ENDED     *OCT. 4 THRU     YEAR ENDED      YEAR ENDED
                                APR. 29, 2004 **     DEC. 31, 2003    DEC. 31, 2004    DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                -----------------------------------   -------------------------------  -----------------------------
OPERATIONS
  Net investment (loss) income          (158,458)         (372,948)        (231,653)        (209,781)        50,262          76,205
  Capital gains distributions
    received                                   0                 0                0                0              0           2,351
  Realized (loss) gain on
    shares redeemed                    2,562,290         3,171,276        1,348,794          872,754         15,997         (23,793)
  Net change in unrealized
    (loss) gain on investments        (3,335,256)        4,381,656          114,267        4,631,410         (3,579)         95,273
                                -----------------------------------   -------------------------------  -----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                  (931,424)        7,179,984        1,231,408        5,294,383         62,680         150,037
                                -----------------------------------   -------------------------------  -----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          1,279,198         3,062,848           71,183           54,691         99,106         121,319
  Surrenders, withdrawals and
    death benefits                    (1,226,417)       (3,710,921)      (6,302,886)      (7,518,688)      (463,482)       (520,161)
  Net transfers between other
    subaccounts or fixed rate
    option                           (28,103,417)       (1,767,423)        (847,697)      28,741,748        (50,731)        294,560
  Withdrawal and other charges           (14,675)          (42,047)         (29,046)         (28,979)          (789)           (889)
                                -----------------------------------   -------------------------------  -----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (28,065,311)       (2,457,543)      (7,108,446)      21,248,772       (415,897)       (105,171)
                                -----------------------------------   -------------------------------  -----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (28,996,735)        4,722,441       (5,877,038)      26,543,155       (353,217)         44,866
                                -----------------------------------   -------------------------------  -----------------------------

NET ASSETS
  Beginning of Period                 28,996,735        24,274,294       26,543,155                0      1,382,325       1,337,459
                                -----------------------------------   -------------------------------  -----------------------------
  End of Period                                0        28,996,735       20,666,117       26,543,155      1,029,108       1,382,325
                                ===================================   ===============================  =============================

  Beginning units                      8,521,392         9,858,062        2,207,046                0        104,701         112,694
                                -----------------------------------   -------------------------------  -----------------------------
  Units issued                           188,600           803,739            9,581        2,892,413          7,595           9,636
  Units redeemed                      (8,709,992)       (2,140,409)        (601,403)        (685,367)       (38,752)        (17,629)
                                -----------------------------------   -------------------------------  -----------------------------
  Ending units                                 0         8,521,392        1,615,224        2,207,046         73,544         104,701
                                ===================================   ===============================  =============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                      LIBERTY - COLUMBIA                    LIBERTY -                     LIBERTY - FEDERAL
                                    REAL ESTATE EQUITY VS                   EQUITY VS                       SECURITIES VS
                                -------------------------------   -------------------------------   -------------------------------
                                  YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED         YEAR ENDED    *OCT. 4 THRU
                                DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                -------------------------------   -------------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income          25,685           8,498           (89,210)       (175,049)          (60,838)        (69,707)
  Capital gains distributions
    received                            47,467          82,669                 0               0                 0               0
  Realized (loss) gain on
    shares redeemed                     65,329          56,617        (3,460,476)     (4,725,523)            1,738          34,812
  Net change in unrealized
    (loss) gain on investments          24,149          23,595         4,869,280      10,406,513          (108,096)        148,637
                                -------------------------------   -------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 162,630         171,379         1,319,594       5,505,941          (167,196)        113,742
                                -------------------------------   -------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments           16,189          17,106           110,175          94,245            47,740          84,484
  Surrenders, withdrawals and
    death benefits                    (359,772)       (290,624)       (6,466,637)     (6,622,303)       (2,714,651)     (2,186,370)
  Net transfers between other
    subaccounts or fixed rate
    option                              81,556          96,786        (1,102,533)      2,483,719          (390,857)      9,907,891
  Withdrawal and other charges            (847)           (651)          (32,994)        (38,975)           (7,106)         (7,089)
                                -------------------------------   -------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (262,873)       (177,383)       (7,491,989)     (4,083,314)       (3,064,874)      7,798,916
                                -------------------------------   -------------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (100,244)         (6,004)       (6,172,395)      1,422,628        (3,232,070)      7,912,658
                                -------------------------------   -------------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  646,143         652,147        26,604,334      25,181,706         7,912,658               0
                                -------------------------------   -------------------------------   -------------------------------
  End of Period                        545,899         646,143        20,431,939      26,604,334         4,680,588       7,912,658
                                ===============================   ===============================   ===============================

  Beginning units                       42,830          57,215         1,440,181       1,675,255           781,490               0
                                -------------------------------   -------------------------------   -------------------------------
  Units issued                           3,195           1,234             2,497           5,678            11,179         999,417
  Units redeemed                       (18,048)        (15,619)         (403,512)       (240,752)         (321,076)       (217,927)
                                -------------------------------   -------------------------------   -------------------------------
  Ending units                          27,977          42,830         1,039,166       1,440,181           471,593         781,490
                                ===============================   ===============================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           LIBERTY -                        LIBERTY - SMALL                  PROFUNDS - VP
                                        MONEY MARKET VS                    COMPANY GROWTH VS                    ASIA 30
                                ---------------------------------  -----------------------------------------------------------------
                                   YEAR ENDED     *OCT. 4 THRU       YEAR ENDED     *OCT. 11 THRU     YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------  --------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income            (8,433)        (17,183)          (19,857)        (16,940)         587,439        (288,693)
  Capital gains distributions
    received                                   0               0                 0               0        1,043,025               0
  Realized (loss) gain on
    shares redeemed                            0               0           279,622         240,410       (2,979,067)      5,108,254
  Net change in unrealized
    (loss) gain on investments                 0               0           (58,198)        736,375       (2,392,985)      3,271,812
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    (8,433)        (17,183)          201,567         959,845       (3,741,588)      8,091,373
                                ---------------------------------  --------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          2,613,689       1,038,404            27,918           8,275       85,696,763       3,576,616
  Surrenders, withdrawals and
    death benefits                    (8,254,384)     (7,730,076)         (536,159)       (916,514)     (72,976,462)     (3,421,505)
  Net transfers between other
    subaccounts or fixed rate
    option                             3,746,969      12,609,645           (76,296)      2,228,064      (17,124,703)     22,317,039
  Withdrawal and other charges            (5,320)         (5,371)           (2,942)         (1,775)         (25,606)        (15,224)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (1,899,046)      5,912,602          (587,479)      1,318,050       (4,430,008)     22,456,926
                                ---------------------------------  --------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (1,907,479)      5,895,419          (385,912)      2,277,895       (8,171,596)     30,548,299
                                ---------------------------------  --------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  5,895,419               0         2,277,895               0       49,126,629      18,578,331
                                ---------------------------------  --------------------------------  -------------------------------
  End of Period                        3,987,940       5,895,419         1,891,983       2,277,895       40,955,033      49,126,629
                                =================================  ================================  ===============================

  Beginning units                        591,046               0           151,571               0        3,845,051       2,391,617
                                ---------------------------------  --------------------------------  -------------------------------
  Units issued                           263,987       1,365,503             1,901         221,303        7,255,238       1,786,019
  Units redeemed                        (454,678)       (774,457)          (39,401)        (69,732)      (7,894,965)       (332,585)
                                ---------------------------------  --------------------------------  -------------------------------
  Ending units                           400,355         591,046           114,071         151,571        3,205,324       3,845,051
                                =================================  ================================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                             BANKS                         BASIC MATERIALS                       BEAR
                                ---------------------------------  --------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------  --------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (156,754)          5,197          (266,298)       (101,550)        (907,957)     (1,668,652)
  Capital gains distributions
    received                                   0               0           662,971               0                0               0
  Realized (loss) gain on
    shares redeemed                    1,284,502         656,355           732,550       2,077,917      (10,762,345)    (26,085,524)
  Net change in unrealized
    (loss) gain on investments            64,064          96,355        (1,635,403)      1,844,846        1,284,794      (3,410,212)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,191,812         757,907          (506,180)      3,821,212      (10,385,508)    (31,164,387)
                                ---------------------------------  --------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         38,526,164       1,363,382        85,541,674       1,291,588      175,049,654       7,456,566
  Surrenders, withdrawals and
    death benefits                   (53,981,164)     (1,172,304)      (84,266,075)     (1,954,249)    (223,095,929)    (20,053,315)
  Net transfers between other
    subaccounts or fixed rate
    option                            21,613,900        (966,447)      (26,063,928)     43,920,159       32,968,573      19,868,113
  Withdrawal and other charges            (7,683)         (4,752)          (13,796)         (8,485)         (41,924)        (87,893)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       6,151,217        (780,121)      (24,802,125)     43,249,013      (15,119,626)      7,183,471
                                ---------------------------------  --------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             7,343,029         (22,214)      (25,308,306)     47,070,226      (25,505,134)    (23,980,916)
                                ---------------------------------  --------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  5,759,217       5,781,431        50,922,025       3,851,799       53,661,698      77,642,614
                                ---------------------------------  --------------------------------  -------------------------------
  End of Period                       13,102,246       5,759,217        25,613,720      50,922,025       28,156,564      53,661,698
                                =================================  ================================  ===============================

  Beginning units                        517,386         673,432         4,605,719         454,639        5,782,535       5,916,783
                                ---------------------------------  --------------------------------  -------------------------------
  Units issued                         3,161,195         127,336         7,277,766       4,354,150       26,741,959         747,685
  Units redeemed                      (2,631,484)       (283,382)       (9,795,079)       (203,069)     (29,076,256)       (881,933)
                                ---------------------------------  --------------------------------  -------------------------------
  Ending units                         1,047,097         517,386         2,088,406       4,605,719        3,448,238       5,782,535
                                =================================  ================================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         BIOTECHNOLOGY                           BULL                        CONSUMER GOODS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (286,067)       (318,743)       (2,911,055)       (857,762)        (212,133)        (36,641)
  Capital gains distributions
    received                           3,021,493               0         3,301,957               0          384,349               0
  Realized (loss) gain on
    shares redeemed                   (2,696,166)      5,278,370         5,089,522       1,566,853         (750,065)        358,907
  Net change in unrealized
    (loss) gain on investments           (31,017)      1,168,818         6,165,442       7,216,573           93,415          45,235
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     8,243       6,128,445        11,645,866       7,925,664         (484,434)        367,501
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         50,963,433       1,549,205       551,979,647       6,871,140       47,308,470         674,255
  Surrenders, withdrawals and
    death benefits                   (48,837,012)     (2,813,824)     (502,288,806)     (9,850,982)     (45,972,599)       (816,374)
  Net transfers between other
    subaccounts or fixed rate
    option                             8,351,688      (4,778,826)       86,290,893      70,910,907        6,721,584      (2,767,812)
  Withdrawal and other charges           (14,533)        (17,753)         (114,637)        (43,735)          (7,880)         (3,002)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      10,463,576      (6,061,198)      135,867,097      67,887,330        8,049,575      (2,912,933)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            10,471,819          67,246       147,512,963      75,812,994        7,565,141      (2,545,432)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 14,278,862      14,211,616       137,283,735      61,470,741        2,406,488       4,951,920
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       24,750,681      14,278,862       284,796,698     137,283,735        9,971,629       2,406,488
                                =================================   ===============================  ===============================

  Beginning units                      1,929,427       2,705,640        13,720,881       7,699,930          244,725         596,903
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         7,708,120         192,625        56,600,682       7,138,918        4,762,637          74,612
  Units redeemed                      (6,707,143)       (968,838)      (44,089,835)     (1,117,967)      (4,086,634)       (426,790)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,930,404       1,929,427        26,231,728      13,720,881          920,728         244,725
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                       CONSUMER SERVICES                      EUROPE 30                        FINANCIALS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (76,906)        (58,696)       (1,216,303)       (659,555)        (303,674)       (178,703)
  Capital gains distributions
    received                                   0               0           839,152               0                0               0
  Realized (loss) gain on
    shares redeemed                      390,945         981,251        11,576,226       8,695,002        2,654,654       2,495,392
  Net change in unrealized
    (loss) gain on investments           (19,094)        163,072        (3,768,451)     11,146,889         (269,156)        904,113
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   294,945       1,085,627         7,430,625      19,182,336        2,081,824       3,220,802
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,504,569         668,976        77,121,556       3,161,655       50,058,068       2,768,407
  Surrenders, withdrawals and
    death benefits                   (34,521,167)       (819,450)      (79,770,301)     (6,431,054)     (43,762,117)     (2,606,262)
  Net transfers between other
    subaccounts or fixed rate
    option                               826,547        (592,820)      (10,994,446)     75,524,403          991,668       3,299,044
  Withdrawal and other charges            (3,518)         (3,752)          (51,630)        (32,508)         (22,251)        (16,655)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       7,806,431        (747,046)      (13,694,821)     72,222,496        7,265,368       3,444,534
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             8,101,376         338,581        (6,264,196)     91,404,832        9,347,192       6,665,336
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  3,777,286       3,438,705       108,778,242      17,373,410       17,790,626      11,125,290
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       11,878,663       3,777,286       102,514,046     108,778,242       27,137,818      17,790,626
                                =================================   ===============================  ===============================

  Beginning units                        403,045         473,010        12,852,129       2,901,626        1,706,565       1,404,659
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         4,507,869          72,770         7,110,283      10,901,516        4,439,072         594,032
  Units redeemed                      (3,719,253)       (142,735)       (9,531,740)       (951,013)      (3,808,733)       (292,126)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         1,191,661         403,045        10,430,672      12,852,129        2,336,904       1,706,565
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                          HEALTH CARE                        INDUSTRIALS                        INTERNET
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (570,302)       (259,628)         (167,397)        (50,169)        (279,118)       (250,505)
  Capital gains distributions
    received                                   0               0           635,419               0          475,514         153,336
  Realized (loss) gain on
    shares redeemed                   (1,200,023)       (362,016)          314,344       1,095,975         (907,108)      7,830,838
  Net change in unrealized
    (loss) gain on investments           331,903       1,321,787           (66,553)        138,174          858,177       1,256,244
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                (1,438,422)        700,143           715,813       1,183,980          147,465       8,989,913
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,729,192       4,298,297        27,805,090         452,843      102,842,689       1,752,044
  Surrenders, withdrawals and
    death benefits                   (31,539,458)     (2,906,661)      (26,022,460)       (692,838)     (76,277,148)     (2,423,305)
  Net transfers between other
    subaccounts or fixed rate
    option                             5,052,173       7,645,308        (4,784,312)      9,677,160          428,055     (22,332,952)
  Withdrawal and other charges           (33,347)        (19,346)           (7,032)         (3,716)         (14,717)        (12,496)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      15,208,560       9,017,598        (3,008,714)      9,433,449       26,978,879     (23,016,709)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            13,770,138       9,717,741        (2,292,900)     10,617,430       27,126,344     (14,026,796)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 23,349,294      13,631,553        11,751,557       1,134,128       14,856,990      28,883,787
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       37,119,432      23,349,294         9,458,657      11,751,557       41,983,334      14,856,990
                                =================================   ===============================  ===============================

  Beginning units                      2,641,542       1,863,359         1,160,314         142,806          986,421       3,365,832
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         4,446,446       1,139,081         2,334,331       1,093,163        6,866,942         137,510
  Units redeemed                      (3,035,072)       (360,898)       (2,686,554)        (75,655)      (5,519,544)     (2,516,921)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,052,916       2,641,542           808,091       1,160,314        2,333,819         986,421
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                     PROFUNDS - VP                 PROFUNDS - VP
                                             JAPAN                     LARGE CAP GROWTH FUND          LARGE CAP VALUE FUND
                                ---------------------------------   ----------------------------   ---------------------------
                                   YEAR ENDED      YEAR ENDED              *NOV. 22 THRU                 *NOV. 22 THRU
                                 DEC. 31, 2004    DEC. 31, 2003            DEC. 31, 2004                 DEC. 31, 2004
                                ---------------------------------   ----------------------------   ---------------------------
OPERATIONS
  Net investment (loss) income          (453,802)       (216,875)             (2,174)                         (4,419)
  Capital gains distributions
    received                           1,784,904               0                 0                               0
  Realized (loss) gain on
    shares redeemed                   (4,685,082)        175,029              40,032                          75,070
  Net change in unrealized
    (loss) gain on investments            17,327         708,651               3,336                          11,961
                                ---------------------------------   ----------------------------   ---------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                (3,336,653)        666,805              41,194                          82,612
                                ---------------------------------   ----------------------------   ---------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,812,961       2,110,283            15,549,730                      51,280,905
  Surrenders, withdrawals and
    death benefits                   (35,539,164)     (2,951,647)          (12,101,756)                    (46,819,843)
  Net transfers between other
    subaccounts or fixed rate
    option                              (448,940)     22,309,574               9,175                          17,801
  Withdrawal and other charges           (18,250)        (15,615)              (25)                            (383)
                                ---------------------------------   ----------------------------   ---------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       5,806,607      21,452,595             3,457,124                       4,478,480
                                ---------------------------------   ----------------------------   ---------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             2,469,954      22,119,400             3,498,317                       4,561,092
                                ---------------------------------   ----------------------------   ---------------------------

NET ASSETS
  Beginning of Period                 25,192,150       3,072,749                 0                               0
                                ---------------------------------   ----------------------------   ---------------------------
  End of Period                       27,662,104      25,192,150             3,498,317                       4,561,092
                                =================================   ============================   ===========================

  Beginning units                      2,740,092         423,667                 0                               0
                                ---------------------------------   ----------------------------   ---------------------------
  Units issued                         3,775,994       2,663,316             1,392,312                       3,063,866
  Units redeemed                      (3,750,412)       (346,891)           (1,055,257)                     (2,623,986)
                                ---------------------------------   ----------------------------   ---------------------------
  Ending units                         2,765,674       2,740,092              337,056                         439,880
                                =================================   ============================   ===========================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         MID-CAP GROWTH                     MID-CAP VALUE                      OIL & GAS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (728,238)       (462,954)       (1,354,483)       (342,672)      (1,177,551)       (204,540)
  Capital gains distributions
    received                           1,389,259         122,670         3,504,943               0           39,097               0
  Realized (loss) gain on
    shares redeemed                     (386,746)      6,796,170         5,435,966       5,476,941       16,468,589         790,887
  Net change in unrealized
    (loss) gain on investments         1,818,906         477,680         3,192,388       2,096,170          660,991       2,713,630
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,093,181       6,933,567        10,778,814       7,230,440       15,991,126       3,299,977
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        147,139,549       3,145,500       179,582,816       4,868,444      106,326,306       2,695,258
  Surrenders, withdrawals and
    death benefits                  (123,313,736)     (4,624,513)     (129,722,511)     (2,880,530)    (137,234,591)     (2,129,029)
  Net transfers between other
    subaccounts or fixed rate
    option                             2,602,687      26,044,843        14,274,156      28,829,745       55,659,404      21,249,661
  Withdrawal and other charges           (28,921)        (21,445)          (43,964)        (13,236)         (46,313)        (13,379)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      26,399,579      24,544,385        64,090,497      30,804,423       24,704,806      21,802,511
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            28,492,759      31,477,952        74,869,311      38,034,863       40,695,932      25,102,488
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 46,542,921      15,064,969        50,523,142      12,488,279       44,342,460      19,239,972
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       75,035,680      46,542,921       125,392,453      50,523,142       85,038,392      44,342,460
                                =================================   ===============================  ===============================

  Beginning units                      4,689,426       1,951,944         4,741,994       1,623,274        4,640,216       2,508,817
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        15,323,511       3,261,218        15,129,191       3,433,892        9,029,788       2,384,164
  Units redeemed                     (13,192,373)       (523,736)       (9,527,232)       (315,172)      (7,030,019)       (252,765)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,820,564       4,689,426        10,343,952       4,741,994        6,639,985       4,640,216
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                   SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                        PROFUNDS - VP                    PROFUNDS - VP                    PROFUNDS - VP
                                             OTC                        PHARMACEUTICALS                  PRECIOUS METALS
                                ------------------------------  --------------------------------   ----------------------------
                                  YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003
                                ----------------------------------------------------------------   ----------------------------
OPERATIONS
  Net investment (loss) income       (1,782,358)   (1,606,944)         (166,626)       (102,663)        (894,408)     (599,499)
  Capital gains distributions
    received                          4,125,262             0                 0         550,262        8,141,043             0
  Realized (loss) gain on
    shares redeemed                    (259,753)   25,169,549        (1,947,106)     (1,949,518)      (9,786,453)    7,384,408
  Net change in unrealized
    (loss) gain on investments       (2,805,776)   13,178,214           228,874        (210,919)     (11,084,895)    4,212,522
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 (722,625)   36,740,819        (1,884,858)     (1,712,838)     (13,624,713)   10,997,431
                                ------------------------------  --------------------------------   ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments       350,881,858    13,899,126        37,049,510       1,921,116      124,512,740    10,077,142
  Surrenders, withdrawals and
    death benefits                 (304,757,784)  (17,935,450)      (32,924,328)     (1,415,733)    (120,430,914)   (5,917,897)
  Net transfers between other
    subaccounts or fixed rate
    option                          (42,684,057)   45,068,504        (2,279,566)      9,651,270       (6,163,888)    5,412,022
  Withdrawal and other charges          (88,523)     (117,770)           (8,342)         (7,355)         (39,860)      (27,986)
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      3,351,494    40,914,410         1,837,274      10,149,298       (2,121,922)    9,543,281
                                ------------------------------  --------------------------------   ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            2,628,869    77,655,229           (47,584)      8,436,460      (15,746,635)   20,540,712
                                ------------------------------  --------------------------------   ----------------------------

NET ASSETS
  Beginning of Period               153,443,704    75,788,475        11,849,779       3,413,320       76,188,651    55,647,939
                                ------------------------------  --------------------------------   ----------------------------
  End of Period                     156,072,573   153,443,704        11,802,195      11,849,779       60,442,016    76,188,651
                                ==============================  ================================   ============================

  Beginning units                    25,158,040    20,541,100         1,316,013         398,047        5,642,672     5,720,667
                                ------------------------------  --------------------------------   ----------------------------
  Units issued                       49,451,071     8,070,166         4,134,560       1,081,247       10,909,016       854,187
  Units redeemed                    (53,887,691)   (3,453,226)       (4,015,413)       (163,281)     (11,536,665)     (932,183)
                                ------------------------------  --------------------------------   ----------------------------
  Ending units                       20,721,420    25,158,040         1,435,160       1,316,013        5,015,023     5,642,672
                                ==============================  ================================   ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                          REAL ESTATE                  RISING RATES OPPORTUNITY              SEMICONDUCTOR
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           429,605          80,090        (1,798,031)       (486,484)        (155,402)       (184,262)
  Capital gains distributions
    received                             550,017               0                 0               0          282,922               0
  Realized (loss) gain on
    shares redeemed                    7,113,417       4,262,856       (18,329,479)       (317,651)      (2,994,085)      4,341,616
  Net change in unrealized
    (loss) gain on investments         1,090,270       1,380,016        (1,444,712)       (840,068)         450,633         (65,446)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 9,183,309       5,722,962       (21,572,222)     (1,644,203)      (2,415,932)      4,091,908
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        280,813,809       3,859,419       180,164,050      11,027,959       52,161,125       1,114,883
  Surrenders, withdrawals and
    death benefits                  (266,281,775)     (3,829,044)     (175,305,955)     (6,009,151)     (48,543,036)     (2,037,123)
  Net transfers between other
    subaccounts or fixed rate
    option                            20,565,021       8,601,065        87,835,932      30,698,887       (8,648,097)     11,356,099
  Withdrawal and other charges           (37,988)        (23,485)          (76,743)        (23,688)          (7,648)         (8,394)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      35,059,067       8,607,955        92,617,284      35,694,007       (5,037,656)     10,425,465
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            44,242,377      14,330,917        71,045,062      34,049,805       (7,453,588)     14,517,373
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 35,195,649      20,864,731        41,217,552       7,167,747       18,306,502       3,789,129
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       79,438,026      35,195,649       112,262,614      41,217,552       10,852,914      18,306,502
                                =================================   ===============================  ===============================

  Beginning units                      2,564,420       1,996,929         5,315,681         889,614        1,915,121         736,544
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        18,409,340         901,808        24,905,359       5,161,753       10,508,049       1,436,789
  Units redeemed                     (16,253,678)       (334,317)      (14,068,647)       (735,686)     (10,916,159)       (258,212)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,720,082       2,564,420        16,152,393       5,315,681        1,507,011       1,915,121
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                       PROFUNDS - VP                   PROFUNDS - VP                      PROFUNDS - VP
                                    SHORT MID CAP FUND                   SHORT OTC                    SHORT SMALL-CAP FUND
                                ----------------------------   -------------------------------   --------------------------------
                                       *NOV.22 THRU              YEAR ENDED      YEAR ENDED               *NOV.22 THRU
                                       DEC. 31, 2004            DEC. 31, 2004  DEC. 31, 2003              DEC. 31, 2004
                                ----------------------------   -------------------------------   --------------------------------
OPERATIONS
  Net investment (loss) income              (560)                     (781,680)      (284,547)                 (4,492)
  Capital gains distributions
    received                                  0                              0              0                       0
  Realized (loss) gain on
    shares redeemed                       (27,539)                 (17,662,809)   (18,946,402)               (278,391)
  Net change in unrealized
    (loss) gain on investments              (154)                      789,515     (1,258,326)                (18,842)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    (28,253)                 (17,654,974)   (20,489,275)               (301,725)
                                ----------------------------   -------------------------------   --------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments             6,262,337                104,789,711      3,268,810              27,955,308
  Surrenders, withdrawals and
    death benefits                       (5,718,914)              (151,441,661)    (8,731,299)            (25,109,258)
  Net transfers between other
    subaccounts or fixed rate
    option                                   29                     49,196,809     42,195,868                  14,956
  Withdrawal and other charges              (14)                       (40,595)       (43,291)                    (56)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                           543,438                   2,504,264     36,690,088               2,860,950
                                ----------------------------   -------------------------------   --------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                 515,185                 (15,150,710)    16,200,813               2,559,225
                                ----------------------------   -------------------------------   --------------------------------

NET ASSETS
  Beginning of Period                         0                     30,228,856     14,028,043                       0
                                ----------------------------   -------------------------------   --------------------------------
  End of Period                            515,185                  15,078,146     30,228,856               2,559,225
                                ============================   ===============================   ================================

  Beginning units                             0                      4,453,229      1,273,948                       0
                                ----------------------------   -------------------------------   --------------------------------
  Units issued                             642,768                  18,299,011      4,269,504               2,569,137
  Units redeemed                          (589,660)                (20,205,165)    (1,090,222)             (2,300,942)
                                ----------------------------   -------------------------------   --------------------------------
  Ending units                             53,108                    2,547,075      4,453,229                 268,195
                                ============================   ===============================   ================================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                        SMALL-CAP GROWTH                   SMALL-CAP VALUE                     TECHNOLOGY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        (1,676,156)       (856,499)       (1,501,971)       (583,921)        (268,813)       (223,545)
  Capital gains distributions
    received                           7,368,302               0         3,807,926               0          281,208               0
  Realized (loss) gain on
    shares redeemed                    1,694,653      16,183,491         1,556,262      10,355,125          367,554       1,065,433
  Net change in unrealized
    (loss) gain on investments         7,215,231         875,588         2,703,622       1,134,947         (303,835)      2,114,723
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                14,602,030      16,202,580         6,565,839      10,906,151           76,114       2,956,611
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        392,610,601       4,987,741       272,903,424       4,036,784       49,815,686       1,092,134
  Surrenders, withdrawals and
    death benefits                  (319,687,479)     (7,688,562)     (211,281,779)     (5,395,529)     (46,655,172)     (2,042,870)
  Net transfers between other
    subaccounts or fixed rate
    option                           (32,134,043)    115,968,685       (39,676,841)    108,456,590       (4,470,662)      5,621,658
  Withdrawal and other charges           (55,017)        (30,301)          (50,173)        (22,869)         (11,980)        (10,294)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      40,734,062     113,237,563        21,894,631     107,074,976       (1,322,128)      4,660,628
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            55,336,092     129,440,143        28,460,470     117,981,127       (1,246,014)      7,617,239
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                153,408,108      23,967,965       147,141,957      29,160,830       20,788,095      13,170,856
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      208,744,200     153,408,108       175,602,427     147,141,957       19,542,081      20,788,095
                                =================================   ===============================  ===============================

  Beginning units                     14,600,310       3,107,525        14,977,525       4,098,250        3,794,916       3,619,421
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        33,784,874      12,333,760        22,846,530      11,504,510        9,514,918         193,752
  Units redeemed                     (31,644,594)       (840,975)      (23,543,395)       (625,235)      (9,868,188)        (18,257)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        16,740,590      14,600,310        14,280,660      14,977,525        3,441,646       3,794,916
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                       TELECOMMUNICATIONS                U.S. GOVERNMENT PLUS                 ULTRA BULL
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (64,080)       (101,009)         (256,455)      1,440,888         (983,593)       (505,772)
  Capital gains distributions
    received                             587,413               0                 0       3,959,224        9,677,204               0
  Realized (loss) gain on
    shares redeemed                    1,225,650      (1,906,693)       (3,824,736)     (6,607,197)       2,797,895      11,056,383
  Net change in unrealized
    (loss) gain on investments          (424,206)      1,029,668         3,758,965      (4,066,859)      (3,338,192)      6,223,987
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,324,777        (978,034)         (322,226)     (5,273,943)       8,153,314      16,774,598
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         45,674,038       1,472,334       137,013,727       9,076,133      256,901,519       2,366,292
  Surrenders, withdrawals and
    death benefits                   (47,960,972)     (1,658,093)     (146,151,839)    (13,519,572)    (276,212,110)     (4,955,416)
  Net transfers between other
    subaccounts or fixed rate
    option                            11,372,363      (8,128,989)       16,037,715     (77,833,524)      35,495,792      10,106,444
  Withdrawal and other charges           (12,100)         (7,691)          (33,043)        (43,304)         (44,027)        (26,961)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       9,073,329      (8,322,439)        6,866,560     (82,320,267)      16,141,174       7,490,359
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            10,398,106      (9,300,473)        6,544,334     (87,594,210)      24,294,488      24,264,957
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  7,490,179      16,790,652        36,696,161     124,290,371       59,634,749      35,369,793
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       17,888,285       7,490,179        43,240,495      36,696,161       83,929,237      59,634,749
                                =================================   ===============================  ===============================

  Beginning units                      1,363,145       3,677,413         3,342,258      10,741,332        7,766,455       7,378,804
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         7,484,584         230,682        11,057,457         798,465       27,231,032       1,295,945
  Units redeemed                      (5,984,676)     (2,544,950)      (10,667,693)     (8,197,539)     (26,009,552)       (908,294)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,863,053       1,363,145         3,732,023       3,342,258        8,987,935       7,766,455
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         ULTRA MID-CAP                        ULTRA OTC                     ULTRA SMALL-CAP
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (726,144)       (301,079)       (1,407,706)       (875,987)      (1,047,697)       (736,321)
  Capital gains distributions
    received                           3,485,288               0        12,863,543               0       18,031,685               0
  Realized (loss) gain on
    shares redeemed                    3,782,255       8,374,767        (2,694,317)     28,758,145       (4,337,964)     28,768,131
  Net change in unrealized
    (loss) gain on investments         3,074,174       1,207,064        (1,368,229)     12,089,946        5,308,980       2,245,610
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 9,615,573       9,280,752         7,393,291      39,972,104       17,955,004      30,277,420
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        211,471,637       4,475,836       219,502,132       6,481,146      373,302,552       3,010,009
  Surrenders, withdrawals and
    death benefits                  (175,910,781)     (3,585,052)     (174,124,978)     (4,499,948)    (277,920,616)     (6,691,884)
  Net transfers between other
    subaccounts or fixed rate
    option                             4,919,822      10,745,836       (16,117,964)     22,377,591      (23,307,506)     26,424,672
  Withdrawal and other charges           (26,774)        (13,134)          (92,894)        (78,101)         (40,297)        (30,609)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      40,453,904      11,623,486        29,166,296      24,280,688       72,034,133      22,712,188
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            50,069,477      20,904,238        36,559,587      64,252,792       89,989,137      52,989,608
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 38,352,066      17,447,828       110,190,184      45,937,392       83,335,256      30,345,648
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       88,421,543      38,352,066       146,749,771     110,190,184      173,324,393      83,335,256
                                =================================   ===============================  ===============================

  Beginning units                      3,833,081       3,049,594        77,397,873      73,515,333        8,428,281       6,340,353
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        18,871,697       1,231,257       105,129,315       8,964,629       31,044,516       3,121,651
  Units redeemed                     (15,813,566)       (447,770)     (102,041,908)     (5,082,089)     (26,612,266)     (1,033,723)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,891,212       3,833,081        80,485,280      77,397,873       12,860,531       8,428,281
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP              PRUDENTIAL - SP WILLIAM BLAIR
                                           UTILITIES                 INTERNATIONAL GROWTH CLASS I             RYDEX - NOVA
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (146,714)        150,088          (287,455)       (139,935)        (137,716)       (147,520)
  Capital gains distributions
    received                             808,644               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    5,764,341       2,498,711         2,390,488       2,558,747       (2,102,222)     (4,861,200)
  Net change in unrealized
    (loss) gain on investments         1,586,102         157,778          (544,141)      1,554,810        3,462,275       8,401,143
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 8,012,373       2,806,578         1,558,892       3,973,622        1,222,337       3,392,423
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         83,382,335       2,972,537        19,177,724       2,000,463          324,821          39,755
  Surrenders, withdrawals and
    death benefits                   (87,376,767)     (3,214,612)      (19,787,422)     (1,030,995)      (1,611,122)     (1,045,599)
  Net transfers between other
    subaccounts or fixed rate
    option                            25,318,531      (5,931,973)       (8,881,658)     14,202,761       (1,370,064)     (2,329,274)
  Withdrawal and other charges           (20,960)        (16,070)           (9,960)         (5,611)         (11,644)        (12,752)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      21,303,139      (6,190,118)       (9,501,316)     15,166,618       (2,668,009)     (3,347,870)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            29,315,512      (3,383,540)       (7,942,424)     19,140,240       (1,445,672)         44,553
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 22,637,616      26,021,156        23,292,272       4,152,032       11,451,799      11,407,246
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       51,953,128      22,637,616        15,349,848      23,292,272       10,006,127      11,451,799
                                =================================   ===============================  ===============================

  Beginning units                      2,837,987       4,113,821         2,705,434         696,634        2,051,127       2,805,743
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         9,638,489         332,122         1,868,486       2,144,683           33,616           8,109
  Units redeemed                      (7,238,249)     (1,607,955)       (3,116,005)       (135,883)        (500,808)       (762,725)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         5,238,227       2,837,987         1,457,915       2,705,434        1,583,935       2,051,127
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                          RYDEX - OTC                        RYDEX - URSA               WFVT - ASSET ALLOCATION
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (609,061)       (655,677)       (25,465)           (38,626)         847,509         261,209
  Capital gains distributions
    received                                   0               0              0                  0        4,535,919               0
  Realized (loss) gain on
    shares redeemed                  (10,418,039)    (14,953,059)      (104,480)            19,990       (1,273,446)     (5,355,046)
  Net change in unrealized
    (loss) gain on investments        13,930,012      32,485,072        (77,404)          (730,825)       6,487,238      31,174,114
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,902,912      16,876,336       (207,349)          (749,461)      10,597,220      26,080,277
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            450,929         208,334         11,167              5,769        3,502,211       3,278,141
  Surrenders, withdrawals and
    death benefits                    (6,177,548)     (4,199,020)      (272,966)          (255,674)     (22,298,301)    (16,375,612)
  Net transfers between other
    subaccounts or fixed rate
    option                            (5,549,041)     (6,881,898)      (122,117)          (437,143)        (964,889)     (6,812,113)
  Withdrawal and other charges           (70,379)        (77,942)        (1,945)            (2,826)         (58,410)        (60,489)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (11,346,039)    (10,950,526)      (385,861)          (689,874)     (19,819,389)    (19,970,073)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (8,443,127)      5,925,810       (593,210)        (1,439,335)      (9,222,169)      6,110,204
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 50,307,077      44,381,267      2,028,404          3,467,739      151,438,296     145,328,093
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       41,863,950      50,307,077      1,435,194          2,028,404      142,216,127     151,438,296
                                =================================   ===============================  ===============================

  Beginning units                      8,736,764      11,071,951        186,419            239,938        7,245,117       8,339,619
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            64,533          45,467          1,119                453          207,891         188,818
  Units redeemed                      (2,065,682)     (2,380,654)       (38,575)           (53,972)      (1,122,378)     (1,283,319)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,735,615       8,736,764        148,964            186,419        6,330,630       7,245,117
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      WFVT - EQUITY INCOME               WFVT - EQUITY VALUE                 WFVT - GROWTH
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income            26,342          29,653            38,732          46,741         (510,677)       (549,459)
  Capital gains distributions
    received                                   0         372,691                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    1,740,070      (1,167,741)         (747,628)     (2,515,049)      (3,764,808)     (5,008,037)
  Net change in unrealized
    (loss) gain on investments           810,492       4,026,383         2,640,626       6,770,794        6,459,005      13,174,162
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,576,904       3,260,986         1,931,730       4,302,486        2,183,520       7,616,665
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          9,019,978       5,175,331           930,005         752,826          102,235         248,872
  Surrenders, withdrawals and
    death benefits                    (8,135,452)     (2,568,802)       (3,348,113)     (2,537,365)      (6,658,746)     (5,314,449)
  Net transfers between other
    subaccounts or fixed rate
    option                             5,357,257       5,015,845           (13,552)       (930,328)      (1,881,358)     (3,232,586)
  Withdrawal and other charges           (20,411)        (14,219)          (11,044)        (10,946)         (11,957)        (13,306)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       6,221,372       7,608,155        (2,442,704)     (2,725,813)      (8,449,826)     (8,311,469)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             8,798,276      10,869,141          (510,974)      1,576,673       (6,266,306)       (694,803)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 23,153,132      12,283,990        21,791,517      20,214,845       39,778,658      40,473,461
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       31,951,408      23,153,132        21,280,543      21,791,517       33,512,352      39,778,658
                                =================================   ===============================  ===============================

  Beginning units                      2,327,701       1,600,734         2,644,097       3,053,622        2,373,768       2,940,057
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                           810,628       1,020,720           111,534          90,458            9,132          18,836
  Units redeemed                        (235,256)       (293,753)         (412,952)       (499,983)        (510,347)       (585,125)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,903,073       2,327,701         2,342,679       2,644,097        1,872,553       2,373,768
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      WFVT - INTERNATIONAL               WFVT - LARGE COMPANY
                                             EQUITY                             GROWTH                    WFVT - MONEY MARKET
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (31,870)        (19,071)         (216,982)       (183,546)        (294,314)       (529,005)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                      (27,986)       (161,044)       (1,297,390)     (1,524,930)               0               0
  Net change in unrealized
    (loss) gain on investments           265,552         679,333         1,744,184       4,506,227                0               0
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   205,696         499,218           229,812       2,797,751         (294,314)       (529,005)
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            385,501         342,861         1,827,643       1,692,714       16,359,519      14,633,983
  Surrenders, withdrawals and
    death benefits                      (421,867)       (224,873)       (2,644,022)     (1,443,916)     (42,664,912)    (54,220,517)
  Net transfers between other
    subaccounts or fixed rate
    option                               226,025         314,428           189,399       1,138,165       14,522,832      17,743,509
  Withdrawal and other charges            (1,999)         (1,907)           (9,689)         (9,878)         (16,001)        (20,621)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                         187,660         430,509          (636,669)      1,377,085      (11,798,562)    (21,863,646)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                               393,356         929,727          (406,857)      4,174,835      (12,092,876)    (22,392,651)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  2,409,034       1,479,307        15,553,927      11,379,092       46,713,945      69,106,596
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                        2,802,390       2,409,034        15,147,069      15,553,927       34,621,069      46,713,945
                                =================================   ===============================  ===============================

  Beginning units                        309,343         261,088         1,878,768       1,745,833        3,678,382       5,391,441
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            44,442          84,491           196,778         200,210        1,324,371       1,154,939
  Units redeemed                         (26,934)        (36,236)         (308,594)        (67,275)      (2,256,941)     (2,867,998)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                           326,851         309,343         1,766,952       1,878,768        2,745,812       3,678,382
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                      SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------

                                        WFVT - SMALL-CAP                     WFVT - TOTAL
                                             GROWTH                          RETURN BOND
                                ---------------------------------   -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income           (83,672)        (70,888)          482,715         805,256
  Capital gains distributions
    received                                   0               0         1,477,381         349,028
  Realized (loss) gain on
    shares redeemed                   (1,905,464)     (1,834,466)          283,568         408,758
  Net change in unrealized
    (loss) gain on investments         2,654,276       3,635,115        (1,547,947)        365,411
                                ---------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   665,140       1,729,761           695,717       1,928,454
                                ---------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            386,622         429,508           259,731         993,291
  Surrenders, withdrawals and
    death benefits                      (842,591)       (489,001)       (4,156,082)     (4,045,152)
  Net transfers between other
    subaccounts or fixed rate
    option                              (309,046)        (70,186)       (1,754,603)     (2,390,456)
  Withdrawal and other charges            (4,379)         (4,371)           (6,444)         (7,581)
                                ---------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (769,394)       (134,050)       (5,657,398)     (5,449,898)
                                ---------------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (104,254)      1,595,711        (4,961,681)     (3,521,444)
                                ---------------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  6,049,919       4,454,208        26,284,941      29,806,385
                                ---------------------------------   -------------------------------
  End of Period                        5,945,665       6,049,919        21,323,260      26,284,941
                                =================================   ===============================

  Beginning units                        735,016         777,846         2,027,228       2,451,576
                                ---------------------------------   -------------------------------
  Units issued                            32,712          50,349            18,679          81,755
  Units redeemed                        (131,784)        (93,179)         (446,177)       (506,103)
                                ---------------------------------   -------------------------------
  Ending units                           635,944         735,016         1,599,730       2,027,228
                                =================================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.


   The accompanying notes are an integral part of these financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Dynamics                                                    0.65%                88,195          9.53              840,378
AIM - VI Dynamics                                                    0.90%                 2,760         14.91               41,136
AIM - VI Dynamics                                                    1.00%               216,905          9.36            2,029,153
AIM - VI Dynamics                                                    1.15%                   145         14.83                2,146
AIM - VI Dynamics                                                    1.25%               188,184          6.96            1,310,081
AIM - VI Dynamics                                                    1.40%             5,121,702          9.16           46,913,698
AIM - VI Dynamics                                                    1.50%               117,657         14.71            1,731,279
AIM - VI Dynamics                                                    1.60%                 7,898         11.76               92,904
AIM - VI Dynamics                                                    1.65%               668,031         10.72            7,159,213
AIM - VI Dynamics                                                    1.75%                 8,375         14.64              122,579
AIM - VI Dynamics                                                    1.90%               590,157         14.59            8,609,396
AIM - VI Dynamics                                                    2.00%                61,543         14.56              895,872
AIM - VI Dynamics                                                    2.15%                55,199         14.51              800,919
AIM - VI Dynamics                                                    2.25%                 1,825         11.67               21,295
AIM - VI Dynamics                                                    2.40%                 4,253         14.43               61,372
AIM - VI Dynamics                                                    2.50%                    13         11.63                  147
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,132,841                         70,631,569

AIM - VI Financial Services                                          0.65%                89,216         14.91            1,330,021
AIM - VI Financial Services                                          0.90%                 2,157         13.74               29,636
AIM - VI Financial Services                                          1.00%               218,580         14.64            3,199,192
AIM - VI Financial Services                                          1.25%                44,091         12.72              560,743
AIM - VI Financial Services                                          1.40%             4,649,400         14.33           66,629,792
AIM - VI Financial Services                                          1.50%                19,908         13.56              269,969
AIM - VI Financial Services                                          1.60%                 4,380         11.20               49,073
AIM - VI Financial Services                                          1.65%               585,185         11.94            6,985,580
AIM - VI Financial Services                                          1.75%                 8,737         13.49              117,849
AIM - VI Financial Services                                          1.85%                 1,383         11.17               15,450
AIM - VI Financial Services                                          1.90%               387,922         13.44            5,215,286
AIM - VI Financial Services                                          2.00%                67,581         13.42              906,601

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Financial Services                                          2.15%                84,188         13.37            1,125,733
AIM - VI Financial Services                                          2.25%                15,566         11.11              173,003
AIM - VI Financial Services                                          2.40%                 8,806         13.30              117,113
AIM - VI Financial Services                                          2.50%                   468         11.08                5,183
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,187,569                         86,730,223

AIM - VI Health Sciences                                             0.65%               171,635         13.03            2,235,576
AIM - VI Health Sciences                                             0.90%                 2,401         12.86               30,866
AIM - VI Health Sciences                                             1.00%               154,050         12.79            1,969,980
AIM - VI Health Sciences                                             1.25%                92,506         11.34            1,049,457
AIM - VI Health Sciences                                             1.40%             7,641,134         12.52           95,676,354
AIM - VI Health Sciences                                             1.50%                39,343         12.69              499,403
AIM - VI Health Sciences                                             1.60%                 8,859         11.50              101,914
AIM - VI Health Sciences                                             1.65%               937,586         10.64            9,972,711
AIM - VI Health Sciences                                             1.75%                 6,838         12.63               86,327
AIM - VI Health Sciences                                             1.85%                    63         11.47                  724
AIM - VI Health Sciences                                             1.90%               578,826         12.58            7,284,208
AIM - VI Health Sciences                                             2.00%                87,037         12.56            1,092,953
AIM - VI Health Sciences                                             2.15%               181,513         12.52            2,271,932
AIM - VI Health Sciences                                             2.25%                 5,057         11.41               57,702
AIM - VI Health Sciences                                             2.40%                 5,438         12.45               67,701
AIM - VI Health Sciences                                             2.50%                 2,158         11.38               24,544
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,914,444                        122,422,353

AIM - VI Technology                                                  0.65%               283,479          5.37            1,522,074
AIM - VI Technology                                                  1.00%               311,442          5.27            1,641,708
AIM - VI Technology                                                  1.25%                78,567          3.32              260,841
AIM - VI Technology                                                  1.40%            16,818,652          5.16           86,805,209
AIM - VI Technology                                                  1.50%                   216         13.83                2,985
AIM - VI Technology                                                  1.65%               512,424          8.09            4,147,538

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Technology                                                  1.90%                 5,184         13.71               71,058
                                                                                    ------------                     --------------
SUBTOTAL                                                                              18,009,965                         94,451,413

AST - Alger All-Cap Growth                                           0.65%               487,430          5.21            2,538,199
AST - Alger All-Cap Growth                                           0.90%                 4,448         13.53               60,202
AST - Alger All-Cap Growth                                           1.00%             1,788,021          5.12            9,147,819
AST - Alger All-Cap Growth                                           1.25%               214,091          6.49            1,389,803
AST - Alger All-Cap Growth                                           1.40%            56,424,646          5.01          282,890,998
AST - Alger All-Cap Growth                                           1.50%               123,773         13.36            1,653,586
AST - Alger All-Cap Growth                                           1.60%                 6,727         10.85               73,018
AST - Alger All-Cap Growth                                           1.65%             1,798,457          9.67           17,393,943
AST - Alger All-Cap Growth                                           1.75%                 7,519         13.29               99,918
AST - Alger All-Cap Growth                                           1.90%               715,598         13.25            9,478,195
AST - Alger All-Cap Growth                                           2.00%               119,566         13.22            1,580,254
AST - Alger All-Cap Growth                                           2.10%                   964         10.79               10,395
AST - Alger All-Cap Growth                                           2.15%               141,575         13.17            1,865,062
AST - Alger All-Cap Growth                                           2.25%               107,188          6.19              663,872
AST - Alger All-Cap Growth                                           2.40%                22,732         13.10              297,839
AST - Alger All-Cap Growth                                           2.50%                 6,346         10.73               68,119
                                                                                    ------------                     --------------
SUBTOTAL                                                                              61,969,083                        329,211,223

AST - Alliance/Bernstein Growth + Value                              0.65%               115,999          9.88            1,145,868
AST - Alliance/Bernstein Growth + Value                              0.90%                 6,731         13.36               89,912
AST - Alliance/Bernstein Growth + Value                              1.00%               111,211          9.75            1,084,429
AST - Alliance/Bernstein Growth + Value                              1.25%               194,363          9.66            1,877,756
AST - Alliance/Bernstein Growth + Value                              1.40%             3,645,932          9.61           35,027,143
AST - Alliance/Bernstein Growth + Value                              1.50%                71,486         13.19              942,708
AST - Alliance/Bernstein Growth + Value                              1.60%                16,087         11.28              181,411
AST - Alliance/Bernstein Growth + Value                              1.65%             1,620,391         10.72           17,375,727
AST - Alliance/Bernstein Growth + Value                              1.75%                 9,651         13.12              126,592
AST - Alliance/Bernstein Growth + Value                              1.85%                 1,922         11.24               21,607

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Alliance/Bernstein Growth + Value                              1.90%             1,011,797         13.07           13,228,285
AST - Alliance/Bernstein Growth + Value                              2.00%                72,365         13.05              944,065
AST - Alliance/Bernstein Growth + Value                              2.15%               256,194         13.00            3,331,436
AST - Alliance/Bernstein Growth + Value                              2.25%               215,645          9.31            2,006,897
AST - Alliance/Bernstein Growth + Value                              2.40%                 7,165         12.93               92,666
AST - Alliance/Bernstein Growth + Value                              2.50%                 1,191         11.15               13,283
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,358,128                         77,489,783

AST - Alliance Growth                                                0.65%                90,747         13.47            1,222,106
AST - Alliance Growth                                                0.90%                15,248         12.01              183,200
AST - Alliance Growth                                                1.00%               252,570         13.10            3,308,510
AST - Alliance Growth                                                1.15%                   139         11.95                1,657
AST - Alliance Growth                                                1.25%               326,194          6.19            2,020,498
AST - Alliance Growth                                                1.40%            12,184,471         12.65          154,102,221
AST - Alliance Growth                                                1.50%                70,775         11.86              839,431
AST - Alliance Growth                                                1.60%                21,990         10.69              235,054
AST - Alliance Growth                                                1.65%             2,378,881          9.44           22,461,913
AST - Alliance Growth                                                1.75%                 7,799         11.80               92,007
AST - Alliance Growth                                                1.85%                   941         10.66               10,030
AST - Alliance Growth                                                1.90%             1,189,655         11.76           13,988,906
AST - Alliance Growth                                                2.00%                84,417         11.73              990,497
AST - Alliance Growth                                                2.15%               297,369         11.70            3,477,821
AST - Alliance Growth                                                2.25%               307,367          5.91            1,816,446
AST - Alliance Growth                                                2.40%                15,562         11.63              181,014
AST - Alliance Growth                                                2.50%                 4,946         10.57               52,274
                                                                                    ------------                     --------------
SUBTOTAL                                                                              17,249,071                        204,983,585

AST - Alliance Growth & Income                                       0.65%               881,766         27.83           24,539,594
AST - Alliance Growth & Income                                       0.90%               149,444         14.21            2,123,930
AST - Alliance Growth & Income                                       1.00%             1,016,837         23.87           24,267,225
AST - Alliance Growth & Income                                       1.15%                 3,866         14.14               54,658

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Alliance Growth & Income                                       1.25%             4,119,500         11.24           46,291,324
AST - Alliance Growth & Income                                       1.40%            38,178,898         30.46        1,162,925,646
AST - Alliance Growth & Income                                       1.50%             3,211,198         14.03           45,054,665
AST - Alliance Growth & Income                                       1.60%               361,569         11.63            4,203,901
AST - Alliance Growth & Income                                       1.65%            25,850,508         11.46          296,311,167
AST - Alliance Growth & Income                                       1.75%               421,261         13.96            5,878,756
AST - Alliance Growth & Income                                       1.85%                53,860         11.59              624,281
AST - Alliance Growth & Income                                       1.90%            27,268,224         13.91          379,299,059
AST - Alliance Growth & Income                                       2.00%             2,899,917         13.88           40,250,844
AST - Alliance Growth & Income                                       2.10%                32,525         11.55              375,817
AST - Alliance Growth & Income                                       2.15%             4,694,207         13.83           64,944,219
AST - Alliance Growth & Income                                       2.25%             1,731,512         10.72           18,564,201
AST - Alliance Growth & Income                                       2.40%               564,502         13.76            7,767,613
AST - Alliance Growth & Income                                       2.50%               228,956         11.50            2,632,390
                                                                                    ------------                     --------------
SUBTOTAL                                                                             111,668,550                      2,126,109,292

AST - American Century Income and Growth                             0.65%               524,434         15.20            7,973,436
AST - American Century Income and Growth                             0.90%                45,234         14.10              637,957
AST - American Century Income and Growth                             1.00%               607,957         14.80            8,997,076
AST - American Century Income and Growth                             1.25%               613,909          9.48            5,817,984
AST - American Century Income and Growth                             1.40%            22,392,584         14.33          320,824,603
AST - American Century Income and Growth                             1.50%               233,605         13.92            3,252,486
AST - American Century Income and Growth                             1.60%                45,084         11.85              534,379
AST - American Century Income and Growth                             1.65%             4,670,846         11.57           54,020,150
AST - American Century Income and Growth                             1.75%                39,945         13.85              553,170
AST - American Century Income and Growth                             1.85%                 3,722         11.82               43,978
AST - American Century Income and Growth                             1.90%             2,219,324         13.80           30,634,384
AST - American Century Income and Growth                             2.00%               198,789         13.77            2,738,063
AST - American Century Income and Growth                             2.15%               368,328         13.73            5,056,782
AST - American Century Income and Growth                             2.25%               372,540          9.04            3,368,484
AST - American Century Income and Growth                             2.40%                25,550         13.65              348,873

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - American Century Income and Growth                             2.50%                 7,407         11.72               86,812
                                                                                    ------------                     --------------
SUBTOTAL                                                                              32,369,257                        444,888,617

AST - American Century Strategic Balanced                            0.65%               121,891         16.05            1,956,877
AST - American Century Strategic Balanced                            0.90%                27,133         12.70              344,529
AST - American Century Strategic Balanced                            1.00%               180,248         15.63            2,816,683
AST - American Century Strategic Balanced                            1.25%               146,721         10.56            1,549,494
AST - American Century Strategic Balanced                            1.40%            11,127,768         15.13          168,349,952
AST - American Century Strategic Balanced                            1.50%               102,109         12.54            1,279,983
AST - American Century Strategic Balanced                            1.60%                 2,728         11.10               30,281
AST - American Century Strategic Balanced                            1.65%             2,335,599         11.46           26,764,108
AST - American Century Strategic Balanced                            1.75%                10,605         12.47              132,228
AST - American Century Strategic Balanced                            1.85%                 2,700         11.06               29,870
AST - American Century Strategic Balanced                            1.90%             1,308,462         12.43           16,261,315
AST - American Century Strategic Balanced                            2.00%               175,763         12.40            2,179,643
AST - American Century Strategic Balanced                            2.15%               186,307         12.36            2,302,904
AST - American Century Strategic Balanced                            2.25%               218,686         10.08            2,203,519
AST - American Century Strategic Balanced                            2.40%                18,231         12.29              224,132
AST - American Century Strategic Balanced                            2.50%                   125         10.98                1,370
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,965,075                        226,426,887

AST - Cohen & Steers Real Estate                                     0.65%               481,197         20.73            9,974,549
AST - Cohen & Steers Real Estate                                     0.90%                56,156         19.25            1,081,034
AST - Cohen & Steers Real Estate                                     1.00%               316,484         20.22            6,400,211
AST - Cohen & Steers Real Estate                                     1.15%                   863         19.15               16,530
AST - Cohen & Steers Real Estate                                     1.25%               281,181         22.03            6,193,410
AST - Cohen & Steers Real Estate                                     1.40%            12,347,410         19.66          242,726,871
AST - Cohen & Steers Real Estate                                     1.50%               304,864         19.00            5,793,834
AST - Cohen & Steers Real Estate                                     1.60%                36,159         14.23              514,610
AST - Cohen & Steers Real Estate                                     1.65%             4,080,180         18.49           75,438,598
AST - Cohen & Steers Real Estate                                     1.75%                41,357         18.90              781,761

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Cohen & Steers Real Estate                                     1.85%                 2,049         14.19               29,071
AST - Cohen & Steers Real Estate                                     1.90%             2,863,749         18.84           53,957,505
AST - Cohen & Steers Real Estate                                     2.00%               184,027         18.80            3,459,879
AST - Cohen & Steers Real Estate                                     2.15%               538,151         18.74           10,084,948
AST - Cohen & Steers Real Estate                                     2.25%                68,406         14.12              965,734
AST - Cohen & Steers Real Estate                                     2.40%                17,014         18.64              317,125
AST - Cohen & Steers Real Estate                                     2.50%                 5,247         14.07               73,842
                                                                                    ------------                     --------------
SUBTOTAL                                                                              21,624,495                        417,809,512

AST - DeAm Global Allocation                                         0.65%                64,342         19.24            1,237,679
AST - DeAm Global Allocation                                         1.00%               185,361         17.79            3,297,640
AST - DeAm Global Allocation                                         1.25%                78,619          9.55              751,168
AST - DeAm Global Allocation                                         1.40%            10,839,914         18.72          202,872,544
AST - DeAm Global Allocation                                         1.50%                16,079         12.81              205,902
AST - DeAm Global Allocation                                         1.60%                 4,895         11.35               55,579
AST - DeAm Global Allocation                                         1.65%             1,061,887         11.19           11,880,599
AST - DeAm Global Allocation                                         1.75%                14,649         12.74              186,575
AST - DeAm Global Allocation                                         1.90%               278,657         12.70            3,537,681
AST - DeAm Global Allocation                                         2.00%                35,622         12.67              451,269
AST - DeAm Global Allocation                                         2.15%                52,110         12.63              657,992
AST - DeAm Global Allocation                                         2.25%               290,887          9.12            2,651,778
AST - DeAm Global Allocation                                         2.40%                 2,849         12.56               35,783
AST - DeAm Global Allocation                                         2.50%                 2,193         11.23               24,624
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,928,065                        227,846,814

AST - DeAm Large-Cap Value                                           0.65%               188,892         11.47            2,166,878
AST - DeAm Large-Cap Value                                           0.90%                32,263         14.68              473,471
AST - DeAm Large-Cap Value                                           1.00%               138,443         11.30            1,564,819
AST - DeAm Large-Cap Value                                           1.15%                   107         14.60                1,560
AST - DeAm Large-Cap Value                                           1.25%               191,637         11.18            2,143,262
AST - DeAm Large-Cap Value                                           1.40%             6,242,941         11.11           69,376,492

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - DeAm Large-Cap Value                                           1.50%               114,540         14.49            1,659,395
AST - DeAm Large-Cap Value                                           1.60%                19,713         12.39              244,277
AST - DeAm Large-Cap Value                                           1.65%             2,351,197         12.53           29,460,876
AST - DeAm Large-Cap Value                                           1.75%                46,811         14.41              674,539
AST - DeAm Large-Cap Value                                           1.85%                 6,736         12.35               83,210
AST - DeAm Large-Cap Value                                           1.90%             1,347,344         14.36           19,352,057
AST - DeAm Large-Cap Value                                           2.00%               175,087         14.33            2,509,373
AST - DeAm Large-Cap Value                                           2.15%               234,446         14.29            3,349,220
AST - DeAm Large-Cap Value                                           2.25%               199,601         10.72            2,139,058
AST - DeAm Large-Cap Value                                           2.40%                16,355         14.21              232,376
AST - DeAm Large-Cap Value                                           2.50%                 6,163         12.25               75,522
                                                                                    ------------                     --------------
SUBTOTAL                                                                              11,312,277                        135,506,386

AST - DeAm Small-Cap Growth                                          0.65%               411,808         10.07            4,148,927
AST - DeAm Small-Cap Growth                                          0.90%                 6,072         15.43               93,676
AST - DeAm Small-Cap Growth                                          1.00%               696,332          9.86            6,868,572
AST - DeAm Small-Cap Growth                                          1.15%                   681         15.34               10,456
AST - DeAm Small-Cap Growth                                          1.25%               293,384          7.41            2,175,254
AST - DeAm Small-Cap Growth                                          1.40%            28,867,501          9.63          277,919,174
AST - DeAm Small-Cap Growth                                          1.50%                78,039         15.23            1,188,481
AST - DeAm Small-Cap Growth                                          1.60%                15,137         11.15              168,846
AST - DeAm Small-Cap Growth                                          1.65%             1,618,718         11.98           19,394,890
AST - DeAm Small-Cap Growth                                          1.75%                35,100         15.15              531,673
AST - DeAm Small-Cap Growth                                          1.85%                 3,898         11.12               43,347
AST - DeAm Small-Cap Growth                                          1.90%               779,045         15.10           11,762,405
AST - DeAm Small-Cap Growth                                          2.00%                56,414         15.07              849,924
AST - DeAm Small-Cap Growth                                          2.15%               192,105         15.02            2,884,849
AST - DeAm Small-Cap Growth                                          2.25%               129,475          7.07              915,905
AST - DeAm Small-Cap Growth                                          2.40%                18,825         14.94              281,168
AST - DeAm Small-Cap Growth                                          2.50%                 3,399         11.03               37,493
                                                                                    ------------                     --------------
SUBTOTAL                                                                              33,205,933                        329,275,040

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - DeAm Small-Cap Value                                           0.65%               118,424         13.34            1,580,010
AST - DeAm Small-Cap Value                                           0.90%                15,274         17.36              265,234
AST - DeAm Small-Cap Value                                           1.00%               130,939         13.22            1,730,595
AST - DeAm Small-Cap Value                                           1.15%                 2,044         17.27               35,306
AST - DeAm Small-Cap Value                                           1.25%               138,078         13.13            1,812,680
AST - DeAm Small-Cap Value                                           1.40%             3,380,289         13.07           44,196,283
AST - DeAm Small-Cap Value                                           1.50%                91,275         17.14            1,564,699
AST - DeAm Small-Cap Value                                           1.60%                 9,395         12.85              120,757
AST - DeAm Small-Cap Value                                           1.65%             2,143,021         12.99           27,830,035
AST - DeAm Small-Cap Value                                           1.75%                39,619         17.05              675,536
AST - DeAm Small-Cap Value                                           1.85%                 4,319         12.81               55,338
AST - DeAm Small-Cap Value                                           1.90%             1,054,696         17.00           17,925,129
AST - DeAm Small-Cap Value                                           2.00%               236,402         16.96            4,009,110
AST - DeAm Small-Cap Value                                           2.15%               213,632         16.90            3,611,231
AST - DeAm Small-Cap Value                                           2.25%                63,057         12.78              805,606
AST - DeAm Small-Cap Value                                           2.40%                14,277         16.81              240,031
AST - DeAm Small-Cap Value                                           2.50%                   634         12.71                8,061
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,655,375                        106,465,641

AST - Federated Aggressive Growth                                    0.65%               477,568         10.38            4,957,851
AST - Federated Aggressive Growth                                    0.90%                19,826         20.22              400,950
AST - Federated Aggressive Growth                                    1.00%               364,887         10.23            3,732,396
AST - Federated Aggressive Growth                                    1.15%                 1,300         20.12               26,149
AST - Federated Aggressive Growth                                    1.25%             1,169,995         10.12           11,841,683
AST - Federated Aggressive Growth                                    1.40%             9,987,083         10.06          100,437,717
AST - Federated Aggressive Growth                                    1.50%               633,435         19.97           12,646,643
AST - Federated Aggressive Growth                                    1.60%                70,619         12.78              902,484
AST - Federated Aggressive Growth                                    1.65%             4,808,453         15.42           74,133,273
AST - Federated Aggressive Growth                                    1.75%                77,506         19.86            1,539,122
AST - Federated Aggressive Growth                                    1.85%                12,031         12.74              153,281

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Federated Aggressive Growth                                    1.90%             5,192,693         19.79          102,783,244
AST - Federated Aggressive Growth                                    2.00%               562,771         19.75           11,115,391
AST - Federated Aggressive Growth                                    2.10%                 6,328         12.70               80,367
AST - Federated Aggressive Growth                                    2.15%               808,007         19.69           15,907,361
AST - Federated Aggressive Growth                                    2.25%               324,340          9.70            3,145,467
AST - Federated Aggressive Growth                                    2.40%                95,514         19.58            1,870,230
AST - Federated Aggressive Growth                                    2.50%                53,866         12.64              680,727
                                                                                    ------------                     --------------
SUBTOTAL                                                                              24,666,221                        346,354,336

AST - Gabelli All-Cap Value                                          0.65%               214,855         11.93            2,563,215
AST - Gabelli All-Cap Value                                          0.90%                16,033         15.47              248,023
AST - Gabelli All-Cap Value                                          1.00%               400,981         11.75            4,713,442
AST - Gabelli All-Cap Value                                          1.15%                   531         15.39                8,174
AST - Gabelli All-Cap Value                                          1.25%               256,401         11.63            2,982,195
AST - Gabelli All-Cap Value                                          1.40%            10,602,161         11.56          122,529,320
AST - Gabelli All-Cap Value                                          1.50%               122,314         15.27            1,867,906
AST - Gabelli All-Cap Value                                          1.60%                 4,942         12.24               60,509
AST - Gabelli All-Cap Value                                          1.65%             2,587,064         12.38           32,015,585
AST - Gabelli All-Cap Value                                          1.75%                 9,727         15.19              147,743
AST - Gabelli All-Cap Value                                          1.85%                 6,426         12.21               78,437
AST - Gabelli All-Cap Value                                          1.90%             1,071,977         15.14           16,230,008
AST - Gabelli All-Cap Value                                          2.00%               116,474         15.11            1,759,636
AST - Gabelli All-Cap Value                                          2.10%                 1,376         12.17               16,745
AST - Gabelli All-Cap Value                                          2.15%               256,671         15.06            3,865,105
AST - Gabelli All-Cap Value                                          2.25%               194,765         11.15            2,170,665
AST - Gabelli All-Cap Value                                          2.40%                 8,849         14.98              132,539
AST - Gabelli All-Cap Value                                          2.50%                 7,555         12.11               91,480
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,879,105                        191,480,729

AST - Goldman Sachs Concentrated Growth                              0.65%               225,304         22.68            5,109,980
AST - Goldman Sachs Concentrated Growth                              0.90%                 1,989         12.08               24,036

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs Concentrated Growth                              1.00%               901,202         21.22           19,124,718
AST - Goldman Sachs Concentrated Growth                              1.15%                   240         12.02                2,882
AST - Goldman Sachs Concentrated Growth                              1.25%               733,920          4.68            3,433,085
AST - Goldman Sachs Concentrated Growth                              1.40%            35,447,070         24.21          858,034,888
AST - Goldman Sachs Concentrated Growth                              1.50%               162,830         11.93            1,942,281
AST - Goldman Sachs Concentrated Growth                              1.60%                 8,927         10.66               95,191
AST - Goldman Sachs Concentrated Growth                              1.65%             2,785,099          9.64           26,846,942
AST - Goldman Sachs Concentrated Growth                              1.75%                25,285         11.86              299,991
AST - Goldman Sachs Concentrated Growth                              1.85%                   884         10.63                9,393
AST - Goldman Sachs Concentrated Growth                              1.90%             1,641,544         11.83           19,412,587
AST - Goldman Sachs Concentrated Growth                              2.00%               122,739         11.80            1,448,357
AST - Goldman Sachs Concentrated Growth                              2.15%               277,607         11.76            3,265,210
AST - Goldman Sachs Concentrated Growth                              2.25%               541,661          4.46            2,417,356
AST - Goldman Sachs Concentrated Growth                              2.40%                10,426         11.70              121,973
AST - Goldman Sachs Concentrated Growth                              2.50%                12,303         10.54              129,731
                                                                                    ------------                     --------------
SUBTOTAL                                                                              42,899,031                        941,718,599

AST - Goldman Sachs High Yield Bond                                  0.65%             1,530,847         17.55           26,865,989
AST - Goldman Sachs High Yield Bond                                  0.90%                57,106         13.63              778,324
AST - Goldman Sachs High Yield Bond                                  1.00%               889,797         16.48           14,662,471
AST - Goldman Sachs High Yield Bond                                  1.15%                   178         13.56                2,408
AST - Goldman Sachs High Yield Bond                                  1.25%               957,756         12.06           11,550,005
AST - Goldman Sachs High Yield Bond                                  1.40%            29,073,001         16.37          475,927,046
AST - Goldman Sachs High Yield Bond                                  1.50%               395,118         13.46            5,316,335
AST - Goldman Sachs High Yield Bond                                  1.60%                51,737         11.37              588,328
AST - Goldman Sachs High Yield Bond                                  1.65%            13,717,125         12.69          174,029,613
AST - Goldman Sachs High Yield Bond                                  1.75%                46,959         13.38              628,441
AST - Goldman Sachs High Yield Bond                                  1.85%                 6,217         11.34               70,482
AST - Goldman Sachs High Yield Bond                                  1.90%             4,901,937         13.34           65,389,572
AST - Goldman Sachs High Yield Bond                                  2.00%               426,333         13.31            5,674,816
AST - Goldman Sachs High Yield Bond                                  2.15%               707,876         13.27            9,391,799

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs High Yield Bond                                  2.25%               545,726         11.51            6,279,237
AST - Goldman Sachs High Yield Bond                                  2.40%                54,058         13.20              713,341
AST - Goldman Sachs High Yield Bond                                  2.50%                65,084         11.24              731,860
                                                                                    ------------                     --------------
SUBTOTAL                                                                              53,426,855                        798,600,066

AST - Goldman Sachs Mid-Cap Growth                                   0.65%               585,234          4.28            2,505,014
AST - Goldman Sachs Mid-Cap Growth                                   0.90%                22,741         14.87              338,093
AST - Goldman Sachs Mid-Cap Growth                                   1.00%               511,677          4.21            2,154,304
AST - Goldman Sachs Mid-Cap Growth                                   1.15%                   727         14.79               10,743
AST - Goldman Sachs Mid-Cap Growth                                   1.25%             2,232,503          4.44            9,920,792
AST - Goldman Sachs Mid-Cap Growth                                   1.40%            22,942,464          4.13           94,781,064
AST - Goldman Sachs Mid-Cap Growth                                   1.50%               633,571         14.68            9,298,821
AST - Goldman Sachs Mid-Cap Growth                                   1.60%                55,808         12.05              672,208
AST - Goldman Sachs Mid-Cap Growth                                   1.65%             4,375,812         11.80           51,647,198
AST - Goldman Sachs Mid-Cap Growth                                   1.75%               102,613         14.60            1,497,954
AST - Goldman Sachs Mid-Cap Growth                                   1.85%                10,211         12.01              122,616
AST - Goldman Sachs Mid-Cap Growth                                   1.90%             5,139,645         14.55           74,785,969
AST - Goldman Sachs Mid-Cap Growth                                   2.00%               516,261         14.52            7,495,835
AST - Goldman Sachs Mid-Cap Growth                                   2.10%                 5,270         11.97               63,089
AST - Goldman Sachs Mid-Cap Growth                                   2.15%               994,493         14.47           14,392,632
AST - Goldman Sachs Mid-Cap Growth                                   2.25%               457,011          4.24            1,937,600
AST - Goldman Sachs Mid-Cap Growth                                   2.40%               124,672         14.39            1,794,529
AST - Goldman Sachs Mid-Cap Growth                                   2.50%                33,665         11.91              400,981
                                                                                    ------------                     --------------
SUBTOTAL                                                                              38,744,379                        273,819,442

AST - Goldman Sachs Small-Cap Value                                  0.65%               276,076         23.85            6,584,533
AST - Goldman Sachs Small-Cap Value                                  0.90%                 4,003         16.83               67,364
AST - Goldman Sachs Small-Cap Value                                  1.00%               409,460         23.27            9,527,555
AST - Goldman Sachs Small-Cap Value                                  1.15%                 1,591         16.74               26,635
AST - Goldman Sachs Small-Cap Value                                  1.25%                28,076         20.52              576,128
AST - Goldman Sachs Small-Cap Value                                  1.40%            11,890,819         22.62          268,953,909

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs Small-Cap Value                                  1.50%                    17         16.61                  283
AST - Goldman Sachs Small-Cap Value                                  1.65%             1,541,897         15.19           23,416,423
AST - Goldman Sachs Small-Cap Value                                  1.75%                   119         16.52                1,958
AST - Goldman Sachs Small-Cap Value                                  1.90%               222,905         16.47            3,671,268
AST - Goldman Sachs Small-Cap Value                                  2.25%                61,521         19.58            1,204,529
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,436,484                        314,030,585

AST - Hotchkis & Wiley Large Cap Value                               0.65%               269,303         23.29            6,272,695
AST - Hotchkis & Wiley Large Cap Value                               0.90%                 7,563         13.48              101,933
AST - Hotchkis & Wiley Large Cap Value                               1.00%               826,374         21.41           17,689,455
AST - Hotchkis & Wiley Large Cap Value                               1.15%                 1,075         13.41               14,412
AST - Hotchkis & Wiley Large Cap Value                               1.25%               417,314         10.25            4,275,667
AST - Hotchkis & Wiley Large Cap Value                               1.40%            23,642,427         21.73          513,670,302
AST - Hotchkis & Wiley Large Cap Value                               1.50%               126,725         13.30            1,686,036
AST - Hotchkis & Wiley Large Cap Value                               1.60%                27,234         11.88              323,529
AST - Hotchkis & Wiley Large Cap Value                               1.65%             3,717,848         11.17           41,512,113
AST - Hotchkis & Wiley Large Cap Value                               1.75%                49,033         13.23              648,867
AST - Hotchkis & Wiley Large Cap Value                               1.85%                 9,024         11.84              106,869
AST - Hotchkis & Wiley Large Cap Value                               1.90%             1,916,775         13.19           25,283,012
AST - Hotchkis & Wiley Large Cap Value                               2.00%               173,888         13.16            2,288,698
AST - Hotchkis & Wiley Large Cap Value                               2.15%               198,898         13.12            2,609,392
AST - Hotchkis & Wiley Large Cap Value                               2.25%               419,818          9.78            4,103,930
AST - Hotchkis & Wiley Large Cap Value                               2.40%                37,159         13.05              484,859
AST - Hotchkis & Wiley Large Cap Value                               2.50%                23,033         11.75              270,569
                                                                                    ------------                     --------------
SUBTOTAL                                                                              31,863,491                        621,342,337

AST - JP Morgan International Equity                                 0.65%               239,273         19.19            4,591,734
AST - JP Morgan International Equity                                 0.90%                32,193         14.97              481,866
AST - JP Morgan International Equity                                 1.00%               340,083         18.02            6,128,596
AST - JP Morgan International Equity                                 1.15%                 1,340         14.89               19,947
AST - JP Morgan International Equity                                 1.25%               553,542          8.24            4,562,802

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - JP Morgan International Equity                                 1.40%             9,357,236         29.04          271,773,402
AST - JP Morgan International Equity                                 1.50%               192,576         14.78            2,845,640
AST - JP Morgan International Equity                                 1.60%                32,632         12.46              406,611
AST - JP Morgan International Equity                                 1.65%             3,227,380         12.67           40,894,848
AST - JP Morgan International Equity                                 1.75%                22,423         14.70              329,557
AST - JP Morgan International Equity                                 1.85%                 1,120         12.42               13,911
AST - JP Morgan International Equity                                 1.90%             2,064,681         14.65           30,247,348
AST - JP Morgan International Equity                                 2.00%               217,166         14.62            3,174,595
AST - JP Morgan International Equity                                 2.15%               284,319         14.57            4,142,792
AST - JP Morgan International Equity                                 2.25%               428,765          7.86            3,372,110
AST - JP Morgan International Equity                                 2.40%                38,292         14.49              554,933
AST - JP Morgan International Equity                                 2.50%                20,719         12.32              255,294
                                                                                    ------------                     --------------
SUBTOTAL                                                                              17,053,738                        373,795,987

AST - Lord Abbett Bond Debenture                                     0.65%               791,466         13.03           10,314,632
AST - Lord Abbett Bond Debenture                                     0.90%                48,997         12.83              628,706
AST - Lord Abbett Bond Debenture                                     1.00%               496,333         12.84            6,373,417
AST - Lord Abbett Bond Debenture                                     1.25%             1,012,739         12.71           12,867,648
AST - Lord Abbett Bond Debenture                                     1.40%            12,180,168         12.63          153,774,653
AST - Lord Abbett Bond Debenture                                     1.50%               733,437         12.67            9,290,664
AST - Lord Abbett Bond Debenture                                     1.60%                92,187         11.00            1,014,405
AST - Lord Abbett Bond Debenture                                     1.65%             8,369,007         12.26          102,611,482
AST - Lord Abbett Bond Debenture                                     1.75%               108,071         12.60            1,361,619
AST - Lord Abbett Bond Debenture                                     1.85%                14,516         10.97              159,238
AST - Lord Abbett Bond Debenture                                     1.90%             7,337,467         12.56           92,147,579
AST - Lord Abbett Bond Debenture                                     2.00%               904,128         12.53           11,330,028
AST - Lord Abbett Bond Debenture                                     2.10%                 4,145         10.94               45,329
AST - Lord Abbett Bond Debenture                                     2.15%             1,314,642         12.49           16,421,015
AST - Lord Abbett Bond Debenture                                     2.25%               732,155         12.18            8,914,059
AST - Lord Abbett Bond Debenture                                     2.40%               155,764         12.42            1,935,093

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Lord Abbett Bond Debenture                                     2.50%                85,670         10.88              932,195
                                                                                    ------------                     --------------
SUBTOTAL                                                                              34,380,893                        430,121,762

AST - LSV International Value                                        0.65%               275,575         14.86            4,095,363
AST - LSV International Value                                        0.90%                 3,559         15.60               55,525
AST - LSV International Value                                        1.00%               250,064         14.44            3,611,156
AST - LSV International Value                                        1.25%               233,045          7.01            1,632,970
AST - LSV International Value                                        1.40%             8,761,940         13.89          121,671,051
AST - LSV International Value                                        1.50%                76,147         15.40            1,172,874
AST - LSV International Value                                        1.60%                 5,183         12.85               66,584
AST - LSV International Value                                        1.65%             1,897,468         12.84           24,360,505
AST - LSV International Value                                        1.75%                 6,471         15.32               99,131
AST - LSV International Value                                        1.85%                 6,010         12.81               76,977
AST - LSV International Value                                        1.90%               810,109         15.27           12,370,874
AST - LSV International Value                                        2.00%                69,494         15.24            1,058,923
AST - LSV International Value                                        2.15%               119,845         15.19            1,820,250
AST - LSV International Value                                        2.25%               122,795          6.69              820,952
AST - LSV International Value                                        2.40%                16,366         15.11              247,223
AST - LSV International Value                                        2.50%                 5,736         12.70               72,871
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,659,807                        173,233,229

AST - Marsico Capital Growth                                         0.65%             1,855,254         17.88           33,171,743
AST - Marsico Capital Growth                                         0.90%               182,733         14.26            2,605,090
AST - Marsico Capital Growth                                         1.00%             1,886,570         17.44           32,904,947
AST - Marsico Capital Growth                                         1.15%                 7,160         14.18              101,528
AST - Marsico Capital Growth                                         1.25%             5,717,405          9.67           55,265,685
AST - Marsico Capital Growth                                         1.40%            69,411,271         16.95        1,176,686,751
AST - Marsico Capital Growth                                         1.50%             3,543,455         14.07           49,870,489
AST - Marsico Capital Growth                                         1.60%               386,737         11.74            4,539,317
AST - Marsico Capital Growth                                         1.65%            28,117,321         12.26          344,718,499
AST - Marsico Capital Growth                                         1.75%               479,057         14.00            6,706,030

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Marsico Capital Growth                                         1.85%                73,444         11.70              859,377
AST - Marsico Capital Growth                                         1.90%            30,793,069         13.95          429,657,956
AST - Marsico Capital Growth                                         2.00%             3,136,817         13.92           43,673,827
AST - Marsico Capital Growth                                         2.10%                32,384         11.66              377,758
AST - Marsico Capital Growth                                         2.15%             4,692,894         13.88           65,127,252
AST - Marsico Capital Growth                                         2.25%             2,016,276          9.22           18,595,098
AST - Marsico Capital Growth                                         2.40%               578,920         13.80            7,990,685
AST - Marsico Capital Growth                                         2.50%               263,104         11.61            3,053,792
                                                                                    ------------                     --------------
SUBTOTAL                                                                             153,173,872                      2,275,905,827

AST - MFS Global Equity                                              0.65%               392,469         11.78            4,622,437
AST - MFS Global Equity                                              0.90%                22,226         14.60              324,582
AST - MFS Global Equity                                              1.00%               256,952         11.56            2,971,217
AST - MFS Global Equity                                              1.15%                   141         14.53                2,049
AST - MFS Global Equity                                              1.25%               213,485         10.98            2,345,128
AST - MFS Global Equity                                              1.40%             7,680,829         11.32           86,963,667
AST - MFS Global Equity                                              1.50%               143,888         14.42            2,074,468
AST - MFS Global Equity                                              1.60%                17,891         12.54              224,324
AST - MFS Global Equity                                              1.65%             2,276,801         13.16           29,951,406
AST - MFS Global Equity                                              1.75%                19,007         14.34              272,553
AST - MFS Global Equity                                              1.85%                 3,805         12.50               47,565
AST - MFS Global Equity                                              1.90%             1,897,254         14.29           27,118,250
AST - MFS Global Equity                                              2.00%                98,046         14.26            1,398,387
AST - MFS Global Equity                                              2.15%               219,580         14.22            3,121,631
AST - MFS Global Equity                                              2.25%               273,401         10.48            2,865,505
AST - MFS Global Equity                                              2.40%                26,943         14.14              380,959
AST - MFS Global Equity                                              2.50%                 5,188         12.40               64,327
                                                                                    ------------                     --------------
SUBTOTAL                                                                              13,547,904                        164,748,455

AST - MFS Growth                                                     0.65%               601,221          7.81            4,696,605
AST - MFS Growth                                                     0.90%                12,399         12.66              156,998

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - MFS Growth                                                     1.00%               935,270          7.67            7,172,971
AST - MFS Growth                                                     1.15%                   165         12.59                2,082
AST - MFS Growth                                                     1.25%               791,823          7.04            5,574,376
AST - MFS Growth                                                     1.40%            55,056,284          7.51          413,432,013
AST - MFS Growth                                                     1.50%               305,582         12.50            3,819,880
AST - MFS Growth                                                     1.60%                21,410         11.13              238,239
AST - MFS Growth                                                     1.65%             4,529,834          9.97           45,172,052
AST - MFS Growth                                                     1.75%                26,773         12.43              332,879
AST - MFS Growth                                                     1.85%                 4,350         11.09               48,257
AST - MFS Growth                                                     1.90%             2,897,175         12.39           35,904,604
AST - MFS Growth                                                     2.00%               304,760         12.37            3,768,733
AST - MFS Growth                                                     2.15%               442,758         12.33            5,457,470
AST - MFS Growth                                                     2.25%               387,463          6.72            2,602,474
AST - MFS Growth                                                     2.40%                52,718         12.26              646,289
AST - MFS Growth                                                     2.50%                33,940         11.00              373,451
                                                                                    ------------                     --------------
SUBTOTAL                                                                              66,403,925                        529,399,374

AST - Money Market                                                   0.65%             4,248,368         13.83           58,742,227
AST - Money Market                                                   0.90%               199,762          9.97            1,990,897
AST - Money Market                                                   1.00%             1,640,903         12.93           21,221,047
AST - Money Market                                                   1.15%                 2,609          9.91               25,861
AST - Money Market                                                   1.25%             1,663,940         10.46           17,409,824
AST - Money Market                                                   1.40%            62,955,155         13.05          821,515,523
AST - Money Market                                                   1.50%               860,727          9.84            8,468,503
AST - Money Market                                                   1.60%               167,246          9.90            1,655,524
AST - Money Market                                                   1.65%            29,870,576          9.78          292,089,512
AST - Money Market                                                   1.75%               118,431          9.79            1,158,959
AST - Money Market                                                   1.85%                 6,752          9.87               66,631
AST - Money Market                                                   1.90%             8,152,889          9.75           79,525,354
AST - Money Market                                                   2.00%             1,312,019          9.73           12,770,110
AST - Money Market                                                   2.10%                   521          9.84                5,121

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Money Market                                                   2.15%             1,742,703          9.70           16,906,952
AST - Money Market                                                   2.25%               234,403          9.98            2,340,030
AST - Money Market                                                   2.40%               432,144          9.65            4,169,794
AST - Money Market                                                   2.50%                61,321          9.79              600,242
                                                                                    ------------                     --------------
SUBTOTAL                                                                             113,670,469                      1,340,662,110

AST - Neuberger & Berman Mid-Cap Growth                              0.65%               340,048         20.32            6,910,984
AST - Neuberger & Berman Mid-Cap Growth                              0.90%                10,856         14.17              153,859
AST - Neuberger & Berman Mid-Cap Growth                              1.00%               291,783         19.33            5,641,064
AST - Neuberger & Berman Mid-Cap Growth                              1.15%                   244         14.10                3,436
AST - Neuberger & Berman Mid-Cap Growth                              1.25%               555,161          7.14            3,964,527
AST - Neuberger & Berman Mid-Cap Growth                              1.40%            14,682,453         18.94          278,071,979
AST - Neuberger & Berman Mid-Cap Growth                              1.50%               238,963         13.99            3,343,395
AST - Neuberger & Berman Mid-Cap Growth                              1.60%                20,882         11.83              247,135
AST - Neuberger & Berman Mid-Cap Growth                              1.65%             4,715,303         10.86           51,185,914
AST - Neuberger & Berman Mid-Cap Growth                              1.75%                25,256         13.92              351,462
AST - Neuberger & Berman Mid-Cap Growth                              1.85%                 4,925         11.80               58,106
AST - Neuberger & Berman Mid-Cap Growth                              1.90%             2,211,799         13.87           30,680,030
AST - Neuberger & Berman Mid-Cap Growth                              2.00%               153,923         13.84            2,130,464
AST - Neuberger & Berman Mid-Cap Growth                              2.15%               377,548         13.80            5,208,741
AST - Neuberger & Berman Mid-Cap Growth                              2.25%               369,234          6.81            2,515,733
AST - Neuberger & Berman Mid-Cap Growth                              2.40%                38,051         13.72              522,127
AST - Neuberger & Berman Mid-Cap Growth                              2.50%                18,225         11.70              213,289
                                                                                    ------------                     --------------
SUBTOTAL                                                                              24,054,656                        391,202,244

AST - Neuberger & Berman Mid-Cap Value                               0.65%               726,167         29.33           21,301,529
AST - Neuberger & Berman Mid-Cap Value                               0.90%                60,433         16.43              992,776
AST - Neuberger & Berman Mid-Cap Value                               1.00%               773,869         28.87           22,345,454
AST - Neuberger & Berman Mid-Cap Value                               1.15%                 2,465         16.34               40,281
AST - Neuberger & Berman Mid-Cap Value                               1.25%             1,116,503         16.76           18,712,085
AST - Neuberger & Berman Mid-Cap Value                               1.40%            29,107,554         28.95          842,603,289

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Neuberger & Berman Mid-Cap Value                               1.50%               989,312         16.22           16,044,297
AST - Neuberger & Berman Mid-Cap Value                               1.60%               108,730         13.12            1,426,624
AST - Neuberger & Berman Mid-Cap Value                               1.65%            11,461,683         14.51          166,269,032
AST - Neuberger & Berman Mid-Cap Value                               1.75%               173,241         16.13            2,794,474
AST - Neuberger & Berman Mid-Cap Value                               1.85%                22,361         13.08              292,486
AST - Neuberger & Berman Mid-Cap Value                               1.90%             9,335,288         16.08          150,096,255
AST - Neuberger & Berman Mid-Cap Value                               2.00%               937,314         16.04           15,038,044
AST - Neuberger & Berman Mid-Cap Value                               2.10%                 6,141         13.04               80,077
AST - Neuberger & Berman Mid-Cap Value                               2.15%             1,457,788         15.99           23,312,625
AST - Neuberger & Berman Mid-Cap Value                               2.25%               537,445         15.99            8,594,149
AST - Neuberger & Berman Mid-Cap Value                               2.40%               154,749         15.91            2,461,331
AST - Neuberger & Berman Mid-Cap Value                               2.50%                95,076         12.97            1,233,594
                                                                                    ------------                     --------------
SUBTOTAL                                                                              57,066,120                      1,293,638,403

AST - PIMCO Limited Maturity Bond                                    0.65%             1,681,588         15.64           26,291,934
AST - PIMCO Limited Maturity Bond                                    0.90%               151,967         10.45            1,588,354
AST - PIMCO Limited Maturity Bond                                    1.00%               981,539         15.19           14,912,535
AST - PIMCO Limited Maturity Bond                                    1.15%                16,942         10.40              176,137
AST - PIMCO Limited Maturity Bond                                    1.25%             2,189,975         12.18           26,666,692
AST - PIMCO Limited Maturity Bond                                    1.40%            43,557,316         14.61          636,356,880
AST - PIMCO Limited Maturity Bond                                    1.50%             1,926,545         10.32           19,878,503
AST - PIMCO Limited Maturity Bond                                    1.60%               264,755         10.07            2,666,053
AST - PIMCO Limited Maturity Bond                                    1.65%            21,299,791         10.55          224,635,247
AST - PIMCO Limited Maturity Bond                                    1.75%               295,271         10.26            3,030,294
AST - PIMCO Limited Maturity Bond                                    1.85%                23,826         10.04              239,180
AST - PIMCO Limited Maturity Bond                                    1.90%            19,103,275         10.23          195,418,724
AST - PIMCO Limited Maturity Bond                                    2.00%             2,764,810         10.21           28,222,145
AST - PIMCO Limited Maturity Bond                                    2.10%                11,324         10.01              113,322
AST - PIMCO Limited Maturity Bond                                    2.15%             2,785,691         10.17           28,342,754
AST - PIMCO Limited Maturity Bond                                    2.25%             1,143,298         11.62           13,283,111
AST - PIMCO Limited Maturity Bond                                    2.40%               301,108         10.12            3,047,061

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - PIMCO Limited Maturity Bond                                    2.50%               240,337          9.96            2,393,194
                                                                                    ------------                     --------------
SUBTOTAL                                                                              98,739,357                      1,227,262,121

AST - PIMCO Total Return Bond                                        0.65%             1,862,830         19.18           35,732,319
AST - PIMCO Total Return Bond                                        0.90%               258,631         11.05            2,858,545
AST - PIMCO Total Return Bond                                        1.00%             1,880,659         18.32           34,462,826
AST - PIMCO Total Return Bond                                        1.15%                   685         10.99                7,534
AST - PIMCO Total Return Bond                                        1.25%             3,074,732         13.72           42,174,597
AST - PIMCO Total Return Bond                                        1.40%            67,873,952         17.89        1,214,419,538
AST - PIMCO Total Return Bond                                        1.50%             3,124,509         10.91           34,092,139
AST - PIMCO Total Return Bond                                        1.60%               329,463         10.43            3,436,708
AST - PIMCO Total Return Bond                                        1.65%            33,208,749         11.31          375,436,294
AST - PIMCO Total Return Bond                                        1.75%               356,784         10.85            3,872,031
AST - PIMCO Total Return Bond                                        1.85%                35,761         10.40              371,879
AST - PIMCO Total Return Bond                                        1.90%            30,067,874         10.82          325,256,751
AST - PIMCO Total Return Bond                                        2.00%             3,495,678         10.79           37,732,626
AST - PIMCO Total Return Bond                                        2.10%                19,700         10.37              204,227
AST - PIMCO Total Return Bond                                        2.15%             4,319,279         10.76           46,471,421
AST - PIMCO Total Return Bond                                        2.25%             2,344,332         13.09           30,681,023
AST - PIMCO Total Return Bond                                        2.40%               476,033         10.70            5,093,977
AST - PIMCO Total Return Bond                                        2.50%               323,336         10.32            3,335,231
                                                                                    ------------                     --------------
SUBTOTAL                                                                             153,052,987                      2,195,639,665

AST - Sanford Bernstein Core Value                                   0.65%               461,239         12.55            5,790,726
AST - Sanford Bernstein Core Value                                   0.90%                22,129         14.49              320,616
AST - Sanford Bernstein Core Value                                   1.00%               563,995         12.39            6,989,645
AST - Sanford Bernstein Core Value                                   1.15%                 2,440         14.41               35,159
AST - Sanford Bernstein Core Value                                   1.25%               603,508         12.28            7,410,308
AST - Sanford Bernstein Core Value                                   1.40%            10,727,241         12.21          130,982,288
AST - Sanford Bernstein Core Value                                   1.50%               243,464         14.30            3,482,316
AST - Sanford Bernstein Core Value                                   1.60%                45,483         12.00              545,681

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Sanford Bernstein Core Value                                   1.65%             4,643,022         12.39           57,519,478
AST - Sanford Bernstein Core Value                                   1.75%                51,451         14.23              731,965
AST - Sanford Bernstein Core Value                                   1.85%                 7,978         11.96               95,421
AST - Sanford Bernstein Core Value                                   1.90%             3,959,116         14.18           56,141,682
AST - Sanford Bernstein Core Value                                   2.00%               220,419         14.15            3,118,883
AST - Sanford Bernstein Core Value                                   2.10%                 1,051         11.92               12,528
AST - Sanford Bernstein Core Value                                   2.15%               534,389         14.10            7,536,967
AST - Sanford Bernstein Core Value                                   2.25%               303,689         11.83            3,592,102
AST - Sanford Bernstein Core Value                                   2.40%                49,912         14.03              700,144
AST - Sanford Bernstein Core Value                                   2.50%                57,669         11.86              684,184
                                                                                    ------------                     --------------
SUBTOTAL                                                                              22,498,194                        285,690,093

AST - Sanford Bernstein Managed Index 500                            0.65%             1,028,912         13.51           13,898,415
AST - Sanford Bernstein Managed Index 500                            0.90%                25,139         13.51              339,510
AST - Sanford Bernstein Managed Index 500                            1.00%               721,916         13.18            9,513,562
AST - Sanford Bernstein Managed Index 500                            1.25%               642,882          8.99            5,782,656
AST - Sanford Bernstein Managed Index 500                            1.40%            29,399,671         12.81          376,609,190
AST - Sanford Bernstein Managed Index 500                            1.50%               220,398         13.33            2,938,526
AST - Sanford Bernstein Managed Index 500                            1.60%                18,801         11.44              215,096
AST - Sanford Bernstein Managed Index 500                            1.65%             6,845,372         11.07           75,747,094
AST - Sanford Bernstein Managed Index 500                            1.75%                12,699         13.26              168,409
AST - Sanford Bernstein Managed Index 500                            1.85%                 4,398         11.41               50,158
AST - Sanford Bernstein Managed Index 500                            1.90%             3,486,237         13.22           46,082,158
AST - Sanford Bernstein Managed Index 500                            2.00%               389,368         13.19            5,135,703
AST - Sanford Bernstein Managed Index 500                            2.15%               352,176         13.15            4,630,070
AST - Sanford Bernstein Managed Index 500                            2.25%               343,296          8.58            2,946,150
AST - Sanford Bernstein Managed Index 500                            2.40%                 9,296         13.08              121,548
AST - Sanford Bernstein Managed Index 500                            2.50%                43,627         11.31              493,565
                                                                                    ------------                     --------------
SUBTOTAL                                                                              43,544,187                        544,671,811

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Small-Cap Value                                                0.65%               607,239         20.52           12,461,726
AST - Small-Cap Value                                                0.90%                57,773         15.67              905,448
AST - Small-Cap Value                                                1.00%               768,148         19.98           15,344,013
AST - Small-Cap Value                                                1.15%                 1,343         15.59               20,939
AST - Small-Cap Value                                                1.25%             1,293,785         16.64           21,522,760
AST - Small-Cap Value                                                1.40%            24,679,679         19.34          477,277,422
AST - Small-Cap Value                                                1.50%             1,067,140         15.47           16,511,014
AST - Small-Cap Value                                                1.60%               120,010         12.24            1,469,404
AST - Small-Cap Value                                                1.65%            10,785,032         14.22          153,334,871
AST - Small-Cap Value                                                1.75%               141,679         15.39            2,180,320
AST - Small-Cap Value                                                1.85%                16,803         12.21              205,095
AST - Small-Cap Value                                                1.90%            10,169,485         15.34          155,993,458
AST - Small-Cap Value                                                2.00%             1,007,926         15.31           15,427,583
AST - Small-Cap Value                                                2.10%                 7,974         12.17               97,033
AST - Small-Cap Value                                                2.15%             1,690,870         15.26           25,796,989
AST - Small-Cap Value                                                2.25%               465,784         15.87            7,393,069
AST - Small-Cap Value                                                2.40%               166,851         15.17            2,531,821
AST - Small-Cap Value                                                2.50%                91,012         12.11            1,101,943
                                                                                    ------------                     --------------
SUBTOTAL                                                                              53,138,535                        909,574,910

AST - State Street Research Small-Cap Growth                         0.65%               150,542         18.07            2,720,519
AST - State Street Research Small-Cap Growth                         0.90%                 4,127         12.59               51,980
AST - State Street Research Small-Cap Growth                         1.00%               457,541         15.24            6,974,422
AST - State Street Research Small-Cap Growth                         1.25%               107,136         15.97            1,710,738
AST - State Street Research Small-Cap Growth                         1.40%            10,017,370         16.86          168,856,335
AST - State Street Research Small-Cap Growth                         1.50%                82,128         12.43            1,021,078
AST - State Street Research Small-Cap Growth                         1.60%                 8,600          9.43               81,101
AST - State Street Research Small-Cap Growth                         1.65%             2,242,129          9.05           20,295,126
AST - State Street Research Small-Cap Growth                         1.75%                40,854         12.37              505,202
AST - State Street Research Small-Cap Growth                         1.85%                 3,927          9.40               36,914
AST - State Street Research Small-Cap Growth                         1.90%             1,200,247         12.33           14,794,193

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - State Street Research Small-Cap Growth                         2.00%               113,913         12.30            1,401,055
AST - State Street Research Small-Cap Growth                         2.15%               136,313         12.26            1,671,117
AST - State Street Research Small-Cap Growth                         2.25%                67,370         15.30            1,030,784
AST - State Street Research Small-Cap Growth                         2.40%                23,253         12.19              283,528
AST - State Street Research Small-Cap Growth                         2.50%                 1,044          9.32                9,731
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,656,495                        221,443,824

AST - T. Rowe Price Asset Allocation                                 0.65%               187,867         23.17            4,353,328
AST - T. Rowe Price Asset Allocation                                 0.90%                28,473         13.50              384,518
AST - T. Rowe Price Asset Allocation                                 1.00%               278,007         21.12            5,871,914
AST - T. Rowe Price Asset Allocation                                 1.15%                   779         13.43               10,460
AST - T. Rowe Price Asset Allocation                                 1.25%               357,085         11.39            4,066,610
AST - T. Rowe Price Asset Allocation                                 1.40%            14,874,919         21.61          321,517,572
AST - T. Rowe Price Asset Allocation                                 1.50%               202,648         13.33            2,701,726
AST - T. Rowe Price Asset Allocation                                 1.60%                57,827         11.48              663,633
AST - T. Rowe Price Asset Allocation                                 1.65%             3,551,315         12.13           43,070,806
AST - T. Rowe Price Asset Allocation                                 1.75%                27,099         13.26              359,345
AST - T. Rowe Price Asset Allocation                                 1.85%                 4,487         11.44               51,331
AST - T. Rowe Price Asset Allocation                                 1.90%             2,109,856         13.22           27,887,205
AST - T. Rowe Price Asset Allocation                                 2.00%               349,177         13.19            4,605,334
AST - T. Rowe Price Asset Allocation                                 2.10%                 1,537         11.41               17,534
AST - T. Rowe Price Asset Allocation                                 2.15%               464,055         13.15            6,100,616
AST - T. Rowe Price Asset Allocation                                 2.25%                39,231         11.38              446,609
AST - T. Rowe Price Asset Allocation                                 2.40%                46,336         13.08              605,850
AST - T. Rowe Price Asset Allocation                                 2.50%                 9,373         11.35              106,368
                                                                                    ------------                     --------------
SUBTOTAL                                                                              22,590,070                        422,820,758

AST - T. Rowe Price Global Bond                                      0.65%               590,587         15.42            9,104,057
AST - T. Rowe Price Global Bond                                      0.90%                26,235         12.43              326,153
AST - T. Rowe Price Global Bond                                      1.00%               226,266         15.10            3,417,270
AST - T. Rowe Price Global Bond                                      1.15%                 1,897         12.37               23,456

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - T. Rowe Price Global Bond                                      1.25%               657,913         14.73            9,690,210
AST - T. Rowe Price Global Bond                                      1.40%            10,944,176         14.35          157,101,642
AST - T. Rowe Price Global Bond                                      1.50%               759,419         12.27            9,320,420
AST - T. Rowe Price Global Bond                                      1.60%                85,967         11.06              951,167
AST - T. Rowe Price Global Bond                                      1.65%             4,717,821         13.45           63,466,457
AST - T. Rowe Price Global Bond                                      1.75%               103,452         12.21            1,262,849
AST - T. Rowe Price Global Bond                                      1.85%                 9,789         11.03              107,969
AST - T. Rowe Price Global Bond                                      1.90%             6,387,668         12.17           77,722,944
AST - T. Rowe Price Global Bond                                      2.00%               712,411         12.14            8,649,700
AST - T. Rowe Price Global Bond                                      2.10%                 9,975         11.00              109,685
AST - T. Rowe Price Global Bond                                      2.15%             1,195,848         12.10           14,472,183
AST - T. Rowe Price Global Bond                                      2.25%               191,816         14.05            2,695,628
AST - T. Rowe Price Global Bond                                      2.40%               137,089         12.04            1,650,083
AST - T. Rowe Price Global Bond                                      2.50%                43,652         10.94              477,601
                                                                                    ------------                     --------------
SUBTOTAL                                                                              26,801,980                        360,549,474

AST - T. Rowe Price Natural Resources                                0.65%               203,341         33.46            6,804,795
AST - T. Rowe Price Natural Resources                                0.90%                43,046         17.98              773,945
AST - T. Rowe Price Natural Resources                                1.00%               130,930         32.52            4,257,666
AST - T. Rowe Price Natural Resources                                1.15%                 1,544         17.88               27,619
AST - T. Rowe Price Natural Resources                                1.25%               192,336         17.81            3,424,867
AST - T. Rowe Price Natural Resources                                1.40%             5,064,556         31.27          158,366,980
AST - T. Rowe Price Natural Resources                                1.50%               148,837         17.75            2,641,821
AST - T. Rowe Price Natural Resources                                1.60%                15,011         14.52              217,953
AST - T. Rowe Price Natural Resources                                1.65%             2,040,188         16.25           33,152,149
AST - T. Rowe Price Natural Resources                                1.75%                37,223         17.65              657,156
AST - T. Rowe Price Natural Resources                                1.85%                 1,819         14.48               26,329
AST - T. Rowe Price Natural Resources                                1.90%             1,025,462         17.60           18,045,459
AST - T. Rowe Price Natural Resources                                2.00%               172,186         17.56            3,023,495
AST - T. Rowe Price Natural Resources                                2.15%               158,672         17.50            2,777,175
AST - T. Rowe Price Natural Resources                                2.25%                41,428         14.40              596,694

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - T. Rowe Price Natural Resources                                2.40%                37,779         17.41              657,652
AST - T. Rowe Price Natural Resources                                2.50%                13,776         14.36              197,797
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,328,133                        235,649,553

AST - William Blair International Growth                             0.65%             1,259,678         16.65           20,976,940
AST - William Blair International Growth                             0.90%                84,493         15.55            1,313,476
AST - William Blair International Growth                             1.00%             1,562,369         16.21           25,324,857
AST - William Blair International Growth                             1.15%                 1,728         15.46               26,712
AST - William Blair International Growth                             1.25%             1,953,907         16.42           32,085,917
AST - William Blair International Growth                             1.40%            45,657,803         15.69          716,508,777
AST - William Blair International Growth                             1.50%             1,986,105         15.35           30,480,160
AST - William Blair International Growth                             1.60%               216,886         12.07            2,618,002
AST - William Blair International Growth                             1.65%            11,265,470         15.30          172,331,375
AST - William Blair International Growth                             1.75%               291,719         15.26            4,452,902
AST - William Blair International Growth                             1.85%                38,033         12.03              457,677
AST - William Blair International Growth                             1.90%            15,481,627         15.21          235,552,493
AST - William Blair International Growth                             2.00%             1,821,924         15.18           27,660,798
AST - William Blair International Growth                             2.10%                19,719         12.00              236,558
AST - William Blair International Growth                             2.15%             2,722,552         15.13           41,200,412
AST - William Blair International Growth                             2.25%               545,076         15.74            8,576,920
AST - William Blair International Growth                             2.40%               325,809         15.05            4,903,824
AST - William Blair International Growth                             2.50%               135,829         11.94            1,621,327
                                                                                    ------------                     --------------
SUBTOTAL                                                                              85,370,725                      1,326,329,125

Davis - Value                                                        1.40%               759,190         10.23            7,767,806
Davis - Value                                                        1.65%                13,669         14.13              193,148
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 772,859                          7,960,954

Evergreen - VA Foundation                                            1.40%               808,326          9.27            7,492,604
Evergreen - VA Foundation                                            1.65%                   195         10.88                2,126
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 808,522                          7,494,729

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA                                                       1.40%               250,350         11.14            2,789,088
Evergreen - VA                                                       1.65%                 5,127         11.11               56,963
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 255,477                          2,846,051

Evergreen - VA Growth & Income                                       1.40%               549,326         11.29            6,201,151
Evergreen - VA Growth & Income                                       1.65%                 5,309         11.26               59,774
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 554,636                          6,260,925

Evergreen - VA International Equity                                  0.65%                50,975         12.39              631,436
Evergreen - VA International Equity                                  0.90%                   637         12.35                7,868
Evergreen - VA International Equity                                  1.00%                51,412         12.34              634,449
Evergreen - VA International Equity                                  1.25%                62,400         12.31              767,972
Evergreen - VA International Equity                                  1.40%             1,401,461         12.48           17,483,485
Evergreen - VA International Equity                                  1.50%                24,314         12.27              298,437
Evergreen - VA International Equity                                  1.60%                14,337         12.26              175,786
Evergreen - VA International Equity                                  1.65%               414,631         13.66            5,664,258
Evergreen - VA International Equity                                  1.75%                 7,296         12.24               89,312
Evergreen - VA International Equity                                  1.90%               195,986         14.94            2,928,742
Evergreen - VA International Equity                                  2.00%                32,858         12.21              401,119
Evergreen - VA International Equity                                  2.15%                67,201         14.86              998,820
Evergreen - VA International Equity                                  2.25%                83,727         12.40            1,037,942
Evergreen - VA International Equity                                  2.40%                 7,362         14.78              108,835
Evergreen - VA International Equity                                  2.50%                 2,878         12.36               35,567
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,417,477                         31,264,027

Evergreen - VA Omega                                                 0.65%                57,316          9.97              571,592
Evergreen - VA Omega                                                 0.90%                 2,865         14.19               40,660
Evergreen - VA Omega                                                 1.00%                29,895          9.84              294,287
Evergreen - VA Omega                                                 1.25%                26,849          9.75              261,864
Evergreen - VA Omega                                                 1.40%             3,262,681          7.20           23,497,754

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA Omega                                                 1.50%                22,947         14.01              321,449
Evergreen - VA Omega                                                 1.60%                 1,787         11.04               19,723
Evergreen - VA Omega                                                 1.65%               570,123         11.29            6,437,416
Evergreen - VA Omega                                                 1.75%                   263         13.93                3,666
Evergreen - VA Omega                                                 1.85%                 3,387         11.00               37,268
Evergreen - VA Omega                                                 1.90%               387,493         13.89            5,381,480
Evergreen - VA Omega                                                 2.00%                31,153         13.86              431,721
Evergreen - VA Omega                                                 2.15%               108,796         13.81            1,502,808
Evergreen - VA Omega                                                 2.25%                84,876          9.40              797,432
Evergreen - VA Omega                                                 2.40%                 3,028         13.74               41,605
Evergreen - VA Omega                                                 2.50%                30,383         10.92              331,654
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,623,843                         39,972,378

Evergreen - VA Special Equity                                        0.65%               181,036         11.65            2,109,351
Evergreen - VA Special Equity                                        0.90%                 9,351         15.58              145,705
Evergreen - VA Special Equity                                        1.00%                64,019         11.44              732,331
Evergreen - VA Special Equity                                        1.15%                   473         15.50                7,328
Evergreen - VA Special Equity                                        1.25%                92,559          9.57              885,799
Evergreen - VA Special Equity                                        1.40%             2,600,814         11.20           29,130,573
Evergreen - VA Special Equity                                        1.50%                71,520         15.38            1,100,160
Evergreen - VA Special Equity                                        1.60%                 8,000         10.64               85,154
Evergreen - VA Special Equity                                        1.65%               702,643         11.58            8,133,361
Evergreen - VA Special Equity                                        1.75%                27,564         15.30              421,723
Evergreen - VA Special Equity                                        1.90%               509,734         15.25            7,773,663
Evergreen - VA Special Equity                                        2.00%                46,748         15.22              711,392
Evergreen - VA Special Equity                                        2.15%               177,731         15.17            2,695,852
Evergreen - VA Special Equity                                        2.25%               114,259          9.13            1,043,288
Evergreen - VA Special Equity                                        2.40%                 3,411         15.09               51,456
Evergreen - VA Special Equity                                        2.50%                26,034         10.53              274,027
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,635,898                         55,301,162

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA Special Values                                        1.40%               298,186         18.61            5,549,997
Evergreen - VA Special Values                                        1.65%                23,579         15.43              363,729
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 321,764                          5,913,725

Evergreen - VA Strategic Income                                      1.40%               465,765         14.38            6,697,198
Evergreen - VA Strategic Income                                      1.65%                10,303         12.55              129,278
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 476,068                          6,826,476

First Trust - 10 Uncommon Values                                     0.65%                28,099          4.50              126,572
First Trust - 10 Uncommon Values                                     1.00%               354,977          4.93            1,750,848
First Trust - 10 Uncommon Values                                     1.25%                33,075          4.38              144,979
First Trust - 10 Uncommon Values                                     1.40%             1,576,634          4.35            6,863,758
First Trust - 10 Uncommon Values                                     1.65%                91,924         10.03              921,928
First Trust - 10 Uncommon Values                                     1.90%                    28         14.39                  405
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,084,738                          9,808,491

First Trust - Energy                                                 1.00%               198,655         17.79            3,533,200
First Trust - Energy                                                 1.25%                11,972         17.79              213,028
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 210,626                          3,746,228

First Trust - Financial Services                                     1.00%               290,713         14.56            4,232,822
First Trust - Financial Services                                     1.25%                28,044         14.57              408,540
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 318,758                          4,641,362

First Trust - Global Target 15                                       0.65%                 4,880         11.93               58,204
First Trust - Global Target 15                                       0.90%                 4,186         11.91               49,841
First Trust - Global Target 15                                       1.00%               274,150         13.15            3,604,232
First Trust - Global Target 15                                       1.25%                22,405         16.05              359,533
First Trust - Global Target 15                                       1.40%               708,706         11.87            8,410,833
First Trust - Global Target 15                                       1.50%                22,182         15.96              354,055
First Trust - Global Target 15                                       1.60%                   927         11.85               10,988

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - Global Target 15                                       1.65%               311,233         11.85            3,687,473
First Trust - Global Target 15                                       1.75%                16,155         15.88              256,476
First Trust - Global Target 15                                       1.85%                   638         11.83                7,549
First Trust - Global Target 15                                       1.90%               303,452         11.83            3,589,226
First Trust - Global Target 15                                       2.00%               108,014         11.82            1,276,727
First Trust - Global Target 15                                       2.15%                65,909         11.81              778,255
First Trust - Global Target 15                                       2.25%                 6,777         11.80               79,967
First Trust - Global Target 15                                       2.40%                 4,718         11.79               55,618
First Trust - Global Target 15                                       2.50%                 3,816         11.78               44,955
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,858,147                         22,623,931

First Trust - NASDAQ Target 15                                       0.65%                 2,813         10.73               30,175
First Trust - NASDAQ Target 15                                       1.00%               461,045          8.57            3,953,215
First Trust - NASDAQ Target 15                                       1.25%                 7,266         12.54               91,103
First Trust - NASDAQ Target 15                                       1.40%               192,036         10.67            2,049,884
First Trust - NASDAQ Target 15                                       1.65%                82,809         10.66              882,448
First Trust - NASDAQ Target 15                                       1.90%                 1,635         10.64               17,392
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 747,603                          7,024,218

First Trust - Pharmaceutical                                         1.00%               334,011          9.75            3,256,928
First Trust - Pharmaceutical                                         1.25%                24,800         11.26              279,229
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 358,811                          3,536,157

First Trust - S&P Target 24                                          0.65%                   999         10.82               10,810
First Trust - S&P Target 24                                          1.00%               602,226          8.21            4,946,899
First Trust - S&P Target 24                                          1.25%                43,536         13.34              580,855
First Trust - S&P Target 24                                          1.40%               259,946         10.76            2,798,229
First Trust - S&P Target 24                                          1.50%                37,547         13.27              498,272
First Trust - S&P Target 24                                          1.60%                 5,280         10.75               56,756
First Trust - S&P Target 24                                          1.65%               173,851         10.75            1,868,304
First Trust - S&P Target 24                                          1.75%                27,172         13.20              358,645

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - S&P Target 24                                          1.85%                 1,630         10.73               17,493
First Trust - S&P Target 24                                          1.90%               152,355         10.73            1,634,525
First Trust - S&P Target 24                                          2.00%                38,677         10.72              414,663
First Trust - S&P Target 24                                          2.15%                72,575         10.71              777,300
First Trust - S&P Target 24                                          2.25%                11,933         10.70              127,723
First Trust - S&P Target 24                                          2.40%                 3,409         10.69               36,454
First Trust - S&P Target 24                                          2.50%                 2,359         10.68               25,206
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,433,496                         14,152,134

First Trust - Target Managed VIP                                     0.65%                14,798         11.40              168,681
First Trust - Target Managed VIP                                     0.90%                38,020         11.38              432,672
First Trust - Target Managed VIP                                     1.00%             1,696,945          9.30           15,773,959
First Trust - Target Managed VIP                                     1.25%               695,591         14.64           10,180,212
First Trust - Target Managed VIP                                     1.40%             1,435,179         11.34           16,277,960
First Trust - Target Managed VIP                                     1.50%               246,099         14.56            3,582,414
First Trust - Target Managed VIP                                     1.60%               142,741         11.33            1,616,808
First Trust - Target Managed VIP                                     1.65%             1,777,315         11.32           20,124,601
First Trust - Target Managed VIP                                     1.75%               168,841         14.48            2,444,586
First Trust - Target Managed VIP                                     1.85%                 8,734         11.31               98,768
First Trust - Target Managed VIP                                     1.90%             1,562,078         11.30           17,657,723
First Trust - Target Managed VIP                                     2.00%             1,057,901         11.30           11,950,440
First Trust - Target Managed VIP                                     2.10%                16,433         11.29              185,503
First Trust - Target Managed VIP                                     2.15%               429,320         11.28            4,844,837
First Trust - Target Managed VIP                                     2.25%                40,194         11.28              453,278
First Trust - Target Managed VIP                                     2.40%               217,324         11.27            2,448,326
First Trust - Target Managed VIP                                     2.50%                23,730         11.26              267,156
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,571,243                        108,507,923

First Trust - Technology                                             1.00%               355,175          4.77            1,694,457
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 355,175                          1,694,457

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - The Dow Dart 10                                        0.65%                    59         10.55                  619
First Trust - The Dow Dart 10                                        1.00%               422,085          8.24            3,479,036
First Trust - The Dow Dart 10                                        1.25%                24,245         12.35              299,479
First Trust - The Dow Dart 10                                        1.40%               306,364         10.50            3,216,514
First Trust - The Dow Dart 10                                        1.50%                25,135         12.29              308,815
First Trust - The Dow Dart 10                                        1.60%                 4,769         10.48               49,999
First Trust - The Dow Dart 10                                        1.65%               155,695         10.48            1,631,888
First Trust - The Dow Dart 10                                        1.75%                19,323         12.22              236,135
First Trust - The Dow Dart 10                                        1.85%                 1,597         10.47               16,716
First Trust - The Dow Dart 10                                        1.90%               160,820         10.46            1,682,772
First Trust - The Dow Dart 10                                        2.00%                78,082         10.46              816,461
First Trust - The Dow Dart 10                                        2.15%                82,728         10.45              864,169
First Trust - The Dow Dart 10                                        2.25%                 3,913         10.44               40,851
First Trust - The Dow Dart 10                                        2.40%                10,531         10.43              109,818
First Trust - The Dow Dart 10                                        2.50%                   105         10.42                1,096
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,295,452                         12,754,366

First Trust - Value Line Target 25                                   0.65%                10,691         12.67              135,480
First Trust - Value Line Target 25                                   1.00%             1,459,834          3.85            5,621,496
First Trust - Value Line Target 25                                   1.25%                33,213         16.61              551,672
First Trust - Value Line Target 25                                   1.40%               831,734         12.61           10,487,318
First Trust - Value Line Target 25                                   1.65%               389,792         12.59            4,906,626
First Trust - Value Line Target 25                                   1.90%                 4,909         12.57               61,684
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,730,172                         21,764,275

Gartmore - GVIT Developing Markets                                   0.65%               714,218         11.46            8,187,655
Gartmore - GVIT Developing Markets                                   0.90%                42,079         18.68              786,147
Gartmore - GVIT Developing Markets                                   1.00%               481,903         11.15            5,373,618
Gartmore - GVIT Developing Markets                                   1.15%                 2,102         18.58               39,067
Gartmore - GVIT Developing Markets                                   1.25%               264,541         12.52            3,312,530
Gartmore - GVIT Developing Markets                                   1.40%            10,026,904         10.77          107,950,400

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Gartmore - GVIT Developing Markets                                   1.50%               118,837         18.44            2,191,830
Gartmore - GVIT Developing Markets                                   1.60%                31,734         12.85              407,646
Gartmore - GVIT Developing Markets                                   1.65%             2,103,950         16.02           33,701,323
Gartmore - GVIT Developing Markets                                   1.75%                26,850         18.35              492,569
Gartmore - GVIT Developing Markets                                   1.85%                   629         12.81                8,054
Gartmore - GVIT Developing Markets                                   1.90%               934,258         18.29           17,083,657
Gartmore - GVIT Developing Markets                                   2.00%               161,653         18.25            2,949,582
Gartmore - GVIT Developing Markets                                   2.15%               141,365         18.19            2,571,047
Gartmore - GVIT Developing Markets                                   2.25%                25,630         12.74              326,584
Gartmore - GVIT Developing Markets                                   2.40%                17,121         18.09              309,703
Gartmore - GVIT Developing Markets                                   2.50%                11,161         12.70              141,774
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,104,933                        185,833,186

Liberty - Asset Allocation VS                                        1.00%             1,615,224         12.79           20,666,117
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,615,224                         20,666,117

Liberty - Columbia High Yield VS                                     1.00%                73,544         13.99            1,029,108
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  73,544                          1,029,108

Liberty - Columbia Real Estate Equity VS                             1.00%                27,977         19.51              545,899
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  27,977                            545,899

Liberty - Equity VS                                                  1.00%             1,038,661         19.67           20,425,638
Liberty - Equity VS                                                  1.25%                   505         12.48                6,301
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,039,166                         20,431,939

Liberty - Federal Securities VS                                      1.00%               471,593          9.93            4,680,588
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 471,593                          4,680,588

Liberty - Money Market VS                                            1.00%               400,355          9.96            3,987,940
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 400,355                          3,987,940

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Liberty - Small Company Growth VS                                    1.00%               114,071         16.59            1,891,983
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 114,071                          1,891,983

ProFunds - VP Asia 30                                                0.65%               124,486         12.63            1,572,612
ProFunds - VP Asia 30                                                0.90%                   307         15.91                4,891
ProFunds - VP Asia 30                                                1.00%                50,380         12.51              630,469
ProFunds - VP Asia 30                                                1.25%                63,254         12.43              786,265
ProFunds - VP Asia 30                                                1.40%             1,589,327         12.38           19,675,590
ProFunds - VP Asia 30                                                1.50%                20,171         15.71              316,816
ProFunds - VP Asia 30                                                1.60%                 7,026         10.22               71,785
ProFunds - VP Asia 30                                                1.65%               896,010         12.30           11,017,558
ProFunds - VP Asia 30                                                1.75%                18,117         15.62              283,023
ProFunds - VP Asia 30                                                1.85%                    98         10.19                1,003
ProFunds - VP Asia 30                                                1.90%               253,337         15.57            3,944,795
ProFunds - VP Asia 30                                                2.00%                74,988         15.54            1,165,152
ProFunds - VP Asia 30                                                2.15%                67,805         15.49            1,050,124
ProFunds - VP Asia 30                                                2.25%                28,325         10.14              287,070
ProFunds - VP Asia 30                                                2.40%                 5,612         15.40               86,439
ProFunds - VP Asia 30                                                2.50%                 6,081         10.10               61,442
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,205,324                         40,955,033

ProFunds - VP Banks                                                  0.65%               165,023         12.31            2,031,008
ProFunds - VP Banks                                                  1.00%                14,584         12.19              177,803
ProFunds - VP Banks                                                  1.25%                12,480         12.11              151,128
ProFunds - VP Banks                                                  1.40%               375,128         12.06            4,524,376
ProFunds - VP Banks                                                  1.50%                12,919         14.22              183,764
ProFunds - VP Banks                                                  1.60%                 2,773         11.67               32,363
ProFunds - VP Banks                                                  1.65%               229,711         11.98            2,751,824
ProFunds - VP Banks                                                  1.75%                 2,561         14.15               36,231
ProFunds - VP Banks                                                  1.90%               171,696         14.10            2,421,362
ProFunds - VP Banks                                                  2.00%                 8,847         14.07              124,499

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Banks                                                  2.15%                29,071         14.03              407,770
ProFunds - VP Banks                                                  2.25%                20,936         11.58              242,413
ProFunds - VP Banks                                                  2.40%                   788         13.95               10,992
ProFunds - VP Banks                                                  2.50%                   582         11.54                6,713
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,047,097                         13,102,246

ProFunds - VP Basic Materials                                        0.65%               167,864         12.19            2,046,397
ProFunds - VP Basic Materials                                        0.90%                 6,871         14.75              101,317
ProFunds - VP Basic Materials                                        1.00%                72,530         12.08              875,905
ProFunds - VP Basic Materials                                        1.15%                   360         14.67                5,283
ProFunds - VP Basic Materials                                        1.25%                42,597         12.00              510,962
ProFunds - VP Basic Materials                                        1.40%               992,142         11.95           11,852,717
ProFunds - VP Basic Materials                                        1.50%                17,377         14.56              252,942
ProFunds - VP Basic Materials                                        1.60%                 9,417         12.54              118,045
ProFunds - VP Basic Materials                                        1.65%               529,237         11.87            6,279,872
ProFunds - VP Basic Materials                                        1.75%                   648         14.48                9,382
ProFunds - VP Basic Materials                                        1.90%               170,212         14.43            2,456,426
ProFunds - VP Basic Materials                                        2.00%                23,555         14.40              339,204
ProFunds - VP Basic Materials                                        2.15%                35,537         14.35              510,094
ProFunds - VP Basic Materials                                        2.25%                15,658         12.43              194,703
ProFunds - VP Basic Materials                                        2.40%                 3,155         14.28               45,036
ProFunds - VP Basic Materials                                        2.50%                 1,245         12.40               15,436
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,088,406                         25,613,720

ProFunds - VP Bear                                                   0.65%                98,354          9.31              915,904
ProFunds - VP Bear                                                   0.90%                 4,246          6.74               28,614
ProFunds - VP Bear                                                   1.00%                53,812          9.18              494,196
ProFunds - VP Bear                                                   1.25%                16,155          9.09              146,896
ProFunds - VP Bear                                                   1.40%             1,605,788          9.04           14,513,574
ProFunds - VP Bear                                                   1.50%                 5,797          6.65               38,566
ProFunds - VP Bear                                                   1.60%                 1,186          8.21                9,742
ProFunds - VP Bear                                                   1.65%             1,202,242          7.45            8,953,955

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Bear                                                   1.75%                42,157          6.62              278,927
ProFunds - VP Bear                                                   1.85%                   532          8.19                4,355
ProFunds - VP Bear                                                   1.90%               289,105          6.60            1,906,652
ProFunds - VP Bear                                                   2.00%                41,480          6.58              272,968
ProFunds - VP Bear                                                   2.15%                60,475          6.56              396,681
ProFunds - VP Bear                                                   2.25%                10,709          8.15               87,262
ProFunds - VP Bear                                                   2.40%                14,578          6.52               95,108
ProFunds - VP Bear                                                   2.50%                 1,621          8.12               13,164
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,448,238                         28,156,564

ProFunds - VP Biotechnology                                          0.65%               133,501          7.92            1,057,424
ProFunds - VP Biotechnology                                          1.00%                28,189          7.81              220,190
ProFunds - VP Biotechnology                                          1.25%                32,726          7.73              253,095
ProFunds - VP Biotechnology                                          1.40%             1,972,432          7.69           15,162,865
ProFunds - VP Biotechnology                                          1.65%               757,678         10.52            7,971,527
ProFunds - VP Biotechnology                                          1.90%                 5,878         14.56               85,580
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,930,404                         24,750,681

ProFunds - VP Bull                                                   0.65%               617,953         10.82            6,686,808
ProFunds - VP Bull                                                   0.90%                14,279         13.10              187,071
ProFunds - VP Bull                                                   1.00%             1,644,159         10.72           17,624,365
ProFunds - VP Bull                                                   1.25%               412,259         10.65            4,389,441
ProFunds - VP Bull                                                   1.40%            12,175,030         10.60          129,104,207
ProFunds - VP Bull                                                   1.50%               182,468         12.93            2,359,877
ProFunds - VP Bull                                                   1.60%                26,383         11.34              299,214
ProFunds - VP Bull                                                   1.65%             8,215,358         10.53           86,527,840
ProFunds - VP Bull                                                   1.75%                15,572         12.86              200,310
ProFunds - VP Bull                                                   1.85%                    40         11.31                  450
ProFunds - VP Bull                                                   1.90%             2,052,500         12.82           26,317,251
ProFunds - VP Bull                                                   2.00%               171,187         12.79            2,190,223
ProFunds - VP Bull                                                   2.10%                 1,158         11.27               13,048
ProFunds - VP Bull                                                   2.15%               570,114         12.75            7,270,605

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Bull                                                   2.25%                31,600         11.25              355,498
ProFunds - VP Bull                                                   2.40%                88,697         12.68            1,125,025
ProFunds - VP Bull                                                   2.50%                12,971         11.21              145,465
                                                                                    ------------                     --------------
SUBTOTAL                                                                              26,231,728                        284,796,698

ProFunds - VP Consumer Goods                                         0.65%                24,590         10.65              261,780
ProFunds - VP Consumer Goods                                         0.90%                18,767         12.60              236,494
ProFunds - VP Consumer Goods                                         1.00%                30,219         10.55              318,692
ProFunds - VP Consumer Goods                                         1.25%                 7,578         10.47               79,383
ProFunds - VP Consumer Goods                                         1.40%               282,872         10.43            2,951,053
ProFunds - VP Consumer Goods                                         1.50%                 8,109         12.44              100,885
ProFunds - VP Consumer Goods                                         1.60%                 3,092         11.49               35,532
ProFunds - VP Consumer Goods                                         1.65%               369,007         10.36            3,823,662
ProFunds - VP Consumer Goods                                         1.75%                   147         12.37                1,816
ProFunds - VP Consumer Goods                                         1.90%               102,706         12.33            1,266,724
ProFunds - VP Consumer Goods                                         2.00%                 8,437         12.31              103,838
ProFunds - VP Consumer Goods                                         2.15%                54,297         12.27              666,063
ProFunds - VP Consumer Goods                                         2.25%                 9,175         11.40              104,586
ProFunds - VP Consumer Goods                                         2.40%                 1,731         12.20               21,120
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 920,728                          9,971,629

ProFunds - VP Consumer Services                                      0.65%               195,868          9.82            1,924,188
ProFunds - VP Consumer Services                                      1.00%                 4,244          9.73               41,301
ProFunds - VP Consumer Services                                      1.25%                20,288          9.67              196,114
ProFunds - VP Consumer Services                                      1.40%               386,496          9.63            3,720,839
ProFunds - VP Consumer Services                                      1.50%                27,094         12.41              336,297
ProFunds - VP Consumer Services                                      1.60%                10,848         10.78              116,934
ProFunds - VP Consumer Services                                      1.65%               430,620          9.56            4,117,609
ProFunds - VP Consumer Services                                      1.75%                    65         12.35                  797
ProFunds - VP Consumer Services                                      1.90%                87,433         12.31            1,075,899
ProFunds - VP Consumer Services                                      2.00%                17,197         12.28              211,159
ProFunds - VP Consumer Services                                      2.15%                 8,198         12.24              100,331

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Consumer Services                                      2.25%                 2,087         10.69               22,314
ProFunds - VP Consumer Services                                      2.40%                 1,211         12.17               14,737
ProFunds - VP Consumer Services                                      2.50%                    14         10.66                  144
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,191,661                         11,878,663

ProFunds - VP Europe 30                                              0.65%               328,576          9.24            3,037,529
ProFunds - VP Europe 30                                              0.90%                33,131         15.12              501,006
ProFunds - VP Europe 30                                              1.00%                71,810          9.08              651,750
ProFunds - VP Europe 30                                              1.25%               201,444          7.90            1,591,452
ProFunds - VP Europe 30                                              1.40%             7,338,766          8.89           65,217,058
ProFunds - VP Europe 30                                              1.50%                13,634         14.93              203,535
ProFunds - VP Europe 30                                              1.60%                 2,913         12.49               36,392
ProFunds - VP Europe 30                                              1.65%             1,812,435         12.17           22,059,649
ProFunds - VP Europe 30                                              1.75%                19,592         14.85              290,906
ProFunds - VP Europe 30                                              1.85%                   140         12.45                1,749
ProFunds - VP Europe 30                                              1.90%               313,111         14.80            4,634,199
ProFunds - VP Europe 30                                              2.00%                99,557         14.77            1,470,326
ProFunds - VP Europe 30                                              2.10%                   562         12.41                6,976
ProFunds - VP Europe 30                                              2.15%               162,300         14.72            2,389,170
ProFunds - VP Europe 30                                              2.25%                17,205         12.39              213,199
ProFunds - VP Europe 30                                              2.40%                 7,739         14.64              113,311
ProFunds - VP Europe 30                                              2.50%                 7,758         12.35               95,838
                                                                                    ------------                     --------------
SUBTOTAL                                                                              10,430,672                        102,514,046

ProFunds - VP Financials                                             0.65%               259,356         11.03            2,859,959
ProFunds - VP Financials                                             0.90%                 1,291         13.77               17,785
ProFunds - VP Financials                                             1.00%                 9,956         10.87              108,273
ProFunds - VP Financials                                             1.25%                70,662         10.77              760,817
ProFunds - VP Financials                                             1.40%               988,560         10.70           10,580,100
ProFunds - VP Financials                                             1.50%                33,262         13.60              452,203
ProFunds - VP Financials                                             1.60%                 6,588         11.36               74,805
ProFunds - VP Financials                                             1.65%               553,342         12.19            6,743,006

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Financials                                             1.75%                20,343         13.52              275,088
ProFunds - VP Financials                                             1.90%               323,190         13.48            4,356,146
ProFunds - VP Financials                                             2.00%                17,749         13.45              238,716
ProFunds - VP Financials                                             2.15%                35,528         13.41              476,281
ProFunds - VP Financials                                             2.25%                15,974         11.26              179,930
ProFunds - VP Financials                                             2.40%                 1,103         13.33               14,709
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,336,904                         27,137,818

ProFunds - VP Health Care                                            0.65%               342,154          8.58            2,936,699
ProFunds - VP Health Care                                            0.90%                 2,059         11.34               23,340
ProFunds - VP Health Care                                            1.00%                12,368          8.46              104,685
ProFunds - VP Health Care                                            1.25%                91,641          8.38              767,988
ProFunds - VP Health Care                                            1.40%             1,535,100          8.33           12,787,791
ProFunds - VP Health Care                                            1.50%                43,276         11.19              484,380
ProFunds - VP Health Care                                            1.60%                   490         10.74                5,259
ProFunds - VP Health Care                                            1.65%             1,318,525          9.23           12,170,944
ProFunds - VP Health Care                                            1.75%                31,097         11.13              346,193
ProFunds - VP Health Care                                            1.90%               518,389         11.10            5,752,343
ProFunds - VP Health Care                                            2.00%                 8,570         11.07               94,895
ProFunds - VP Health Care                                            2.15%               139,890         11.04            1,543,919
ProFunds - VP Health Care                                            2.25%                 5,322         10.65               56,702
ProFunds - VP Health Care                                            2.40%                 4,035         10.98               44,294
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,052,916                         37,119,432

ProFunds - VP Industrials                                            0.65%                23,756         11.45              272,068
ProFunds - VP Industrials                                            0.90%                 1,098         14.58               16,014
ProFunds - VP Industrials                                            1.00%                 4,213         11.34               47,801
ProFunds - VP Industrials                                            1.25%                22,333         11.27              251,658
ProFunds - VP Industrials                                            1.40%               364,913         11.22            4,095,384
ProFunds - VP Industrials                                            1.50%                15,368         14.40              221,236
ProFunds - VP Industrials                                            1.60%                 6,290         12.18               76,597
ProFunds - VP Industrials                                            1.65%               253,411         11.15            2,824,802

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Industrials                                            1.75%                 3,396         14.32               48,627
ProFunds - VP Industrials                                            1.90%                88,729         14.27            1,266,360
ProFunds - VP Industrials                                            2.00%                 4,426         14.24               63,036
ProFunds - VP Industrials                                            2.15%                14,026         14.20              199,099
ProFunds - VP Industrials                                            2.25%                 4,381         12.08               52,922
ProFunds - VP Industrials                                            2.40%                   945         14.12               13,342
ProFunds - VP Industrials                                            2.50%                   806         12.04                9,710
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 808,091                          9,458,657

ProFunds - VP Internet                                               0.65%               181,598         18.38            3,336,915
ProFunds - VP Internet                                               1.00%                15,692         18.20              285,641
ProFunds - VP Internet                                               1.25%                20,851         18.08              377,007
ProFunds - VP Internet                                               1.40%             1,118,993         18.01           20,149,962
ProFunds - VP Internet                                               1.65%               992,879         17.89           17,758,346
ProFunds - VP Internet                                               1.90%                 3,805         19.83               75,463
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,333,819                         41,983,334

ProFunds - VP Japan                                                  0.65%               333,037          9.81            3,266,846
ProFunds - VP Japan                                                  0.90%                   574         13.70                7,867
ProFunds - VP Japan                                                  1.00%                46,067          9.72              447,644
ProFunds - VP Japan                                                  1.25%                87,251          9.65              842,133
ProFunds - VP Japan                                                  1.40%             1,301,603          9.61           12,511,976
ProFunds - VP Japan                                                  1.50%                11,573         13.52              156,470
ProFunds - VP Japan                                                  1.60%                 3,086         10.44               32,211
ProFunds - VP Japan                                                  1.65%               710,879          9.55            6,787,343
ProFunds - VP Japan                                                  1.75%                19,547         13.45              262,870
ProFunds - VP Japan                                                  1.90%               137,584         13.40            1,844,221
ProFunds - VP Japan                                                  2.00%                35,968         13.38              481,090
ProFunds - VP Japan                                                  2.15%                62,668         13.33              835,492
ProFunds - VP Japan                                                  2.25%                 8,278         10.35               85,709
ProFunds - VP Japan                                                  2.40%                 7,559         13.26              100,232
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,765,674                         27,662,104

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Large Cap Growth                                       0.65%                87,951         10.39              913,538
ProFunds - VP Large Cap Growth                                       0.90%                   876         10.38                9,100
ProFunds - VP Large Cap Growth                                       1.00%                 1,713         10.38               17,782
ProFunds - VP Large Cap Growth                                       1.40%               143,282         10.38            1,486,972
ProFunds - VP Large Cap Growth                                       1.50%                   368         10.38                3,821
ProFunds - VP Large Cap Growth                                       1.60%                 1,497         10.38               15,528
ProFunds - VP Large Cap Growth                                       1.65%                72,725         10.37              754,516
ProFunds - VP Large Cap Growth                                       1.90%                18,860         10.37              195,612
ProFunds - VP Large Cap Growth                                       2.00%                 2,860         10.37               29,656
ProFunds - VP Large Cap Growth                                       2.15%                 6,286         10.37               65,175
ProFunds - VP Large Cap Growth                                       2.25%                   554         10.37                5,745
ProFunds - VP Large Cap Growth                                       2.40%                    84         10.37                  875
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 337,056                          3,498,317

ProFunds - VP Large Cap Value                                        0.65%                15,566         10.38              161,567
ProFunds - VP Large Cap Value                                        0.90%                   586         10.38                6,076
ProFunds - VP Large Cap Value                                        1.00%                   600         10.38                6,226
ProFunds - VP Large Cap Value                                        1.25%                 3,839         10.37               39,819
ProFunds - VP Large Cap Value                                        1.40%               216,425         10.37            2,244,388
ProFunds - VP Large Cap Value                                        1.50%                 1,527         10.37               15,833
ProFunds - VP Large Cap Value                                        1.65%               159,605         10.37            1,654,661
ProFunds - VP Large Cap Value                                        1.90%                36,170         10.36              374,873
ProFunds - VP Large Cap Value                                        2.00%                 3,802         10.36               39,398
ProFunds - VP Large Cap Value                                        2.15%                 1,123         10.36               11,631
ProFunds - VP Large Cap Value                                        2.25%                   554         10.36                5,745
ProFunds - VP Large Cap Value                                        2.40%                    84         10.36                  875
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 439,880                          4,561,092

ProFunds - VP Mid-Cap Growth                                         0.65%               181,124         10.87            1,969,259
ProFunds - VP Mid-Cap Growth                                         0.90%                 1,151         13.72               15,781

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Mid-Cap Growth                                         1.00%               140,397         10.77            1,512,139
ProFunds - VP Mid-Cap Growth                                         1.25%                80,520         10.70              861,398
ProFunds - VP Mid-Cap Growth                                         1.40%             3,276,512         10.65           34,909,838
ProFunds - VP Mid-Cap Growth                                         1.50%                55,896         13.54              756,834
ProFunds - VP Mid-Cap Growth                                         1.60%                 2,696         11.21               30,229
ProFunds - VP Mid-Cap Growth                                         1.65%             2,220,900         10.58           23,502,888
ProFunds - VP Mid-Cap Growth                                         1.75%                27,151         13.47              365,656
ProFunds - VP Mid-Cap Growth                                         1.85%                    88         11.18                  980
ProFunds - VP Mid-Cap Growth                                         1.90%               579,666         13.42            7,781,327
ProFunds - VP Mid-Cap Growth                                         2.00%                53,472         13.39              716,255
ProFunds - VP Mid-Cap Growth                                         2.15%               163,302         13.35            2,180,304
ProFunds - VP Mid-Cap Growth                                         2.25%                21,341         11.12              237,325
ProFunds - VP Mid-Cap Growth                                         2.40%                 6,489         13.28               86,170
ProFunds - VP Mid-Cap Growth                                         2.50%                 9,859         11.09              109,295
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,820,564                         75,035,680

ProFunds - VP Mid-Cap Value                                          0.65%               364,242         11.99            4,366,673
ProFunds - VP Mid-Cap Value                                          0.90%                 2,569         15.58               40,022
ProFunds - VP Mid-Cap Value                                          1.00%               233,345         11.88            2,771,175
ProFunds - VP Mid-Cap Value                                          1.25%                87,968         11.80            1,037,680
ProFunds - VP Mid-Cap Value                                          1.40%             5,847,388         11.75           68,696,349
ProFunds - VP Mid-Cap Value                                          1.50%                64,251         15.38              987,978
ProFunds - VP Mid-Cap Value                                          1.60%                 3,276         12.30               40,298
ProFunds - VP Mid-Cap Value                                          1.65%             2,632,868         11.67           30,722,627
ProFunds - VP Mid-Cap Value                                          1.75%                10,601         15.29              162,140
ProFunds - VP Mid-Cap Value                                          1.85%                   215         12.26                2,633
ProFunds - VP Mid-Cap Value                                          1.90%               626,618         15.24            9,552,685
ProFunds - VP Mid-Cap Value                                          2.00%               110,312         15.21            1,678,064
ProFunds - VP Mid-Cap Value                                          2.10%                   216         12.23                2,646
ProFunds - VP Mid-Cap Value                                          2.15%               304,649         15.16            4,619,275
ProFunds - VP Mid-Cap Value                                          2.25%                39,454         12.20              481,453
ProFunds - VP Mid-Cap Value                                          2.40%                12,473         15.08              188,099

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Mid-Cap Value                                          2.50%                 3,506         12.17               42,656
                                                                                    ------------                     --------------
SUBTOTAL                                                                              10,343,952                        125,392,453

ProFunds - VP Oil & Gas                                              0.65%               247,649         11.91            2,948,394
ProFunds - VP Oil & Gas                                              0.90%                17,651         15.73              277,708
ProFunds - VP Oil & Gas                                              1.00%               152,439         11.74            1,789,804
ProFunds - VP Oil & Gas                                              1.15%                   975         15.65               15,251
ProFunds - VP Oil & Gas                                              1.25%               186,654         11.62            2,169,810
ProFunds - VP Oil & Gas                                              1.40%             2,906,307         11.56           33,582,872
ProFunds - VP Oil & Gas                                              1.50%                66,223         15.53            1,028,609
ProFunds - VP Oil & Gas                                              1.60%                 8,976         13.91              124,869
ProFunds - VP Oil & Gas                                              1.65%             1,856,881         13.33           24,756,245
ProFunds - VP Oil & Gas                                              1.75%                23,701         15.45              366,165
ProFunds - VP Oil & Gas                                              1.90%               888,110         15.40           13,676,132
ProFunds - VP Oil & Gas                                              2.00%                58,804         15.37              903,583
ProFunds - VP Oil & Gas                                              2.15%               174,913         15.32            2,678,994
ProFunds - VP Oil & Gas                                              2.25%                29,672         13.80              409,471
ProFunds - VP Oil & Gas                                              2.40%                14,353         15.23              218,638
ProFunds - VP Oil & Gas                                              2.50%                 6,676         13.76               91,847
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,639,985                         85,038,392

ProFunds - VP OTC                                                    0.65%               629,789          5.57            3,506,000
ProFunds - VP OTC                                                    0.90%                22,415         14.66              328,537
ProFunds - VP OTC                                                    1.00%               279,544          5.49            1,534,661
ProFunds - VP OTC                                                    1.25%               293,311          5.44            1,594,259
ProFunds - VP OTC                                                    1.40%            12,165,441          5.40           65,726,925
ProFunds - VP OTC                                                    1.50%               105,135         14.47            1,521,230
ProFunds - VP OTC                                                    1.60%                32,794         11.00              360,863
ProFunds - VP OTC                                                    1.65%             4,885,351          9.94           48,577,829
ProFunds - VP OTC                                                    1.75%                67,576         14.39              972,523
ProFunds - VP OTC                                                    1.90%             1,807,904         14.34           25,934,367
ProFunds - VP OTC                                                    2.00%               128,923         14.31            1,845,411

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP OTC                                                    2.10%                 2,991         10.94               32,706
ProFunds - VP OTC                                                    2.15%               225,055         14.27            3,210,981
ProFunds - VP OTC                                                    2.25%                28,507         10.92              311,165
ProFunds - VP OTC                                                    2.40%                32,376         14.19              459,422
ProFunds - VP OTC                                                    2.50%                14,308         10.88              155,695
                                                                                    ------------                     --------------
SUBTOTAL                                                                              20,721,420                        156,072,573

ProFunds - VP Pharmaceuticals                                        0.65%                41,607          8.15              339,176
ProFunds - VP Pharmaceuticals                                        1.00%                46,934          8.08              379,009
ProFunds - VP Pharmaceuticals                                        1.25%                27,913          8.02              223,892
ProFunds - VP Pharmaceuticals                                        1.40%               397,839          7.99            3,178,104
ProFunds - VP Pharmaceuticals                                        1.50%                40,402          8.96              361,840
ProFunds - VP Pharmaceuticals                                        1.60%                 2,904          9.51               27,626
ProFunds - VP Pharmaceuticals                                        1.65%               527,336          7.93            4,184,107
ProFunds - VP Pharmaceuticals                                        1.75%                    32          8.91                  289
ProFunds - VP Pharmaceuticals                                        1.90%               246,789          8.88            2,191,244
ProFunds - VP Pharmaceuticals                                        2.00%                23,137          8.86              204,987
ProFunds - VP Pharmaceuticals                                        2.15%                70,946          8.83              626,532
ProFunds - VP Pharmaceuticals                                        2.25%                 5,382          9.44               50,789
ProFunds - VP Pharmaceuticals                                        2.40%                 3,939          8.78               34,599
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,435,160                         11,802,195

ProFunds - VP Precious Metals                                        0.65%               406,661         12.10            4,918,910
ProFunds - VP Precious Metals                                        0.90%                 7,595         13.94              105,852
ProFunds - VP Precious Metals                                        1.00%                69,918         11.98              837,780
ProFunds - VP Precious Metals                                        1.25%               102,230         11.90            1,216,732
ProFunds - VP Precious Metals                                        1.40%             2,177,951         11.85           25,816,495
ProFunds - VP Precious Metals                                        1.50%                18,961         13.76              260,894
ProFunds - VP Precious Metals                                        1.60%                 5,163         10.26               52,953
ProFunds - VP Precious Metals                                        1.65%             1,479,384         11.77           17,417,644
ProFunds - VP Precious Metals                                        1.75%                22,059         13.69              301,897
ProFunds - VP Precious Metals                                        1.85%                   842         10.23                8,605

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Precious Metals                                        1.90%               457,761         13.64            6,244,489
ProFunds - VP Precious Metals                                        2.00%                42,627         13.61              580,244
ProFunds - VP Precious Metals                                        2.15%               111,588         13.57            1,513,999
ProFunds - VP Precious Metals                                        2.25%                93,541         10.17              951,718
ProFunds - VP Precious Metals                                        2.40%                 7,072         13.49               95,432
ProFunds - VP Precious Metals                                        2.50%                11,670         10.14              118,370
                                                                                    ------------                     --------------
SUBTOTAL                                                                               5,015,023                         60,442,016

ProFunds - VP Real Estate                                            0.65%               216,703         18.01            3,902,271
ProFunds - VP Real Estate                                            0.90%                 2,664         16.99               45,272
ProFunds - VP Real Estate                                            1.00%                25,269         17.76              448,753
ProFunds - VP Real Estate                                            1.25%                53,006         17.58              931,985
ProFunds - VP Real Estate                                            1.40%             1,840,538         17.48           32,168,351
ProFunds - VP Real Estate                                            1.50%                32,379         16.78              543,189
ProFunds - VP Real Estate                                            1.60%                 9,348         13.17              123,079
ProFunds - VP Real Estate                                            1.65%             1,816,706         16.15           29,341,895
ProFunds - VP Real Estate                                            1.75%                 2,337         16.69               38,992
ProFunds - VP Real Estate                                            1.90%               509,763         16.63            8,478,393
ProFunds - VP Real Estate                                            2.00%                58,062         16.60              963,601
ProFunds - VP Real Estate                                            2.15%               128,625         16.54            2,127,773
ProFunds - VP Real Estate                                            2.25%                22,857         13.06              298,533
ProFunds - VP Real Estate                                            2.40%                   629         16.45               10,350
ProFunds - VP Real Estate                                            2.50%                 1,197         13.02               15,588
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,720,082                         79,438,026

ProFunds - VP Rising Rates Opportunity                               0.65%               888,013          6.81            6,044,651
ProFunds - VP Rising Rates Opportunity                               0.90%                 8,915          8.14               72,605
ProFunds - VP Rising Rates Opportunity                               1.00%               110,984          6.74              748,373
ProFunds - VP Rising Rates Opportunity                               1.25%               266,169          6.70            1,782,709
ProFunds - VP Rising Rates Opportunity                               1.40%             6,072,657          6.67           40,507,396
ProFunds - VP Rising Rates Opportunity                               1.50%               168,043          8.04            1,351,074
ProFunds - VP Rising Rates Opportunity                               1.60%                25,505          8.37              213,589

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Rising Rates Opportunity                               1.65%             5,314,526          6.63           35,210,978
ProFunds - VP Rising Rates Opportunity                               1.75%                21,280          8.00              170,173
ProFunds - VP Rising Rates Opportunity                               1.85%                 7,572          8.35               63,213
ProFunds - VP Rising Rates Opportunity                               1.90%             2,060,526          7.97           16,424,448
ProFunds - VP Rising Rates Opportunity                               2.00%               333,355          7.95            2,651,423
ProFunds - VP Rising Rates Opportunity                               2.10%                   307          8.32                2,557
ProFunds - VP Rising Rates Opportunity                               2.15%               588,490          7.93            4,665,489
ProFunds - VP Rising Rates Opportunity                               2.25%               219,942          8.31            1,827,067
ProFunds - VP Rising Rates Opportunity                               2.40%                52,002          7.89              410,039
ProFunds - VP Rising Rates Opportunity                               2.50%                14,108          8.28              116,831
                                                                                    ------------                     --------------
SUBTOTAL                                                                              16,152,393                        112,262,614

ProFunds - VP Semiconductor                                          0.65%                98,700          7.35              725,264
ProFunds - VP Semiconductor                                          1.00%                23,077          7.28              167,982
ProFunds - VP Semiconductor                                          1.25%                52,485          7.23              379,470
ProFunds - VP Semiconductor                                          1.40%               634,759          7.20            4,570,699
ProFunds - VP Semiconductor                                          1.65%               694,352          7.15            4,966,031
ProFunds - VP Semiconductor                                          1.90%                 3,639         11.95               43,469
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,507,011                         10,852,914

ProFunds - VP Short Mid-Cap                                          0.65%                11,369          9.71              110,385
ProFunds - VP Short Mid-Cap                                          1.25%                   571          9.70                5,538
ProFunds - VP Short Mid-Cap                                          1.40%                 1,808          9.70               17,543
ProFunds - VP Short Mid-Cap                                          1.65%                39,360          9.70              381,719
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  53,108                            515,185

ProFunds - VP Short OTC                                              0.65%                92,529          6.09              563,697
ProFunds - VP Short OTC                                              0.90%                 4,270          5.72               24,413
ProFunds - VP Short OTC                                              1.00%                41,643          6.03              251,315
ProFunds - VP Short OTC                                              1.25%                77,280          5.99              463,243
ProFunds - VP Short OTC                                              1.40%             1,145,150          5.97            6,836,530
ProFunds - VP Short OTC                                              1.50%                 7,841          5.64               44,254

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Short OTC                                              1.60%                   265          8.31                2,199
ProFunds - VP Short OTC                                              1.65%               908,064          5.93            5,384,511
ProFunds - VP Short OTC                                              1.75%                    36          5.61                  204
ProFunds - VP Short OTC                                              1.90%               181,352          5.60            1,014,787
ProFunds - VP Short OTC                                              2.00%                 7,191          5.58               40,151
ProFunds - VP Short OTC                                              2.15%                65,148          5.57              362,580
ProFunds - VP Short OTC                                              2.40%                16,306          5.54               90,262
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,547,075                         15,078,146

ProFunds - VP Short Small Cap                                        0.65%                12,042          9.55              115,026
ProFunds - VP Short Small Cap                                        1.25%                 7,859          9.55               75,015
ProFunds - VP Short Small Cap                                        1.40%               111,484          9.54            1,063,940
ProFunds - VP Short Small Cap                                        1.65%               136,809          9.54            1,305,244
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 268,195                          2,559,225

ProFunds - VP Small-Cap Growth                                       0.65%               427,343         12.30            5,257,571
ProFunds - VP Small-Cap Growth                                       0.90%                 7,054         15.67              110,543
ProFunds - VP Small-Cap Growth                                       1.00%               208,566         12.19            2,541,899
ProFunds - VP Small-Cap Growth                                       1.25%               237,000         12.11            2,869,016
ProFunds - VP Small-Cap Growth                                       1.40%             8,939,010         12.06          107,772,615
ProFunds - VP Small-Cap Growth                                       1.50%                63,321         15.47              979,676
ProFunds - VP Small-Cap Growth                                       1.60%                14,604         12.32              179,994
ProFunds - VP Small-Cap Growth                                       1.65%             4,677,822         11.98           56,016,946
ProFunds - VP Small-Cap Growth                                       1.75%                32,374         15.39              498,188
ProFunds - VP Small-Cap Growth                                       1.85%                   162         12.29                1,989
ProFunds - VP Small-Cap Growth                                       1.90%             1,611,060         15.34           24,711,544
ProFunds - VP Small-Cap Growth                                       2.00%               170,800         15.31            2,614,192
ProFunds - VP Small-Cap Growth                                       2.10%                   938         12.25               11,495
ProFunds - VP Small-Cap Growth                                       2.15%               285,725         15.26            4,358,997
ProFunds - VP Small-Cap Growth                                       2.25%                42,134         12.23              515,114
ProFunds - VP Small-Cap Growth                                       2.40%                 9,388         15.17              142,446

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Small-Cap Growth                                       2.50%                13,290         12.19              161,974
                                                                                    ------------                     --------------
SUBTOTAL                                                                              16,740,590                        208,744,200

ProFunds - VP Small-Cap Value                                        0.65%               585,857         11.40            6,678,316
ProFunds - VP Small-Cap Value                                        0.90%                 8,545         16.14              137,920
ProFunds - VP Small-Cap Value                                        1.00%               250,135         11.29            2,824,574
ProFunds - VP Small-Cap Value                                        1.15%                 1,345         16.05               21,588
ProFunds - VP Small-Cap Value                                        1.25%               123,988         11.22            1,390,683
ProFunds - VP Small-Cap Value                                        1.40%             5,676,836         11.17           63,414,558
ProFunds - VP Small-Cap Value                                        1.50%                75,890         15.93            1,209,275
ProFunds - VP Small-Cap Value                                        1.60%                18,991         12.63              239,826
ProFunds - VP Small-Cap Value                                        1.65%             4,088,761         11.10           45,366,136
ProFunds - VP Small-Cap Value                                        1.75%                24,538         15.85              388,903
ProFunds - VP Small-Cap Value                                        1.85%                    44         12.59                  556
ProFunds - VP Small-Cap Value                                        1.90%             2,597,155         15.80           41,029,248
ProFunds - VP Small-Cap Value                                        2.00%               163,443         15.76            2,576,472
ProFunds - VP Small-Cap Value                                        2.10%                   974         12.55               12,220
ProFunds - VP Small-Cap Value                                        2.15%               596,413         15.71            9,371,182
ProFunds - VP Small-Cap Value                                        2.25%                31,732         12.53              397,495
ProFunds - VP Small-Cap Value                                        2.40%                29,856         15.63              466,581
ProFunds - VP Small-Cap Value                                        2.50%                 6,158         12.49               76,894
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,280,660                        175,602,427

ProFunds - VP Technology                                             0.65%               201,017          5.03            1,011,705
ProFunds - VP Technology                                             1.00%                54,064          4.96              268,340
ProFunds - VP Technology                                             1.25%                88,720          4.91              435,972
ProFunds - VP Technology                                             1.40%             2,360,912          4.88           11,532,160
ProFunds - VP Technology                                             1.50%                   114         13.10                1,489
ProFunds - VP Technology                                             1.65%               727,580          8.48            6,172,380
ProFunds - VP Technology                                             1.90%                 9,239         12.99              120,035
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,441,646                         19,542,081

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Telecommunications                                     0.65%               233,182          5.16            1,202,793
ProFunds - VP Telecommunications                                     0.90%                    20         11.68                  235
ProFunds - VP Telecommunications                                     1.00%               122,311          5.09              622,175
ProFunds - VP Telecommunications                                     1.25%               118,730          5.04              597,968
ProFunds - VP Telecommunications                                     1.40%             1,612,072          5.01            8,070,260
ProFunds - VP Telecommunications                                     1.50%                16,606         11.53              191,416
ProFunds - VP Telecommunications                                     1.60%                 3,263         12.64               41,240
ProFunds - VP Telecommunications                                     1.65%               460,848          8.19            3,774,646
ProFunds - VP Telecommunications                                     1.75%                24,292         11.47              278,515
ProFunds - VP Telecommunications                                     1.90%               212,127         11.43            2,424,224
ProFunds - VP Telecommunications                                     2.00%                 6,379         11.40               72,746
ProFunds - VP Telecommunications                                     2.15%                34,691         11.37              394,318
ProFunds - VP Telecommunications                                     2.25%                 4,099         12.54               51,386
ProFunds - VP Telecommunications                                     2.40%                11,741         11.30              132,736
ProFunds - VP Telecommunications                                     2.50%                 2,691         12.50               33,625
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,863,053                         17,888,285

ProFunds - VP U.S. Government Plus                                   0.65%               195,171         12.11            2,363,257
ProFunds - VP U.S. Government Plus                                   0.90%                26,858         10.57              283,810
ProFunds - VP U.S. Government Plus                                   1.00%                22,495         12.00              269,827
ProFunds - VP U.S. Government Plus                                   1.25%                42,782         11.91              509,722
ProFunds - VP U.S. Government Plus                                   1.40%             1,755,931         11.87           20,836,069
ProFunds - VP U.S. Government Plus                                   1.50%                11,478         10.43              119,739
ProFunds - VP U.S. Government Plus                                   1.60%                 3,035         10.89               33,046
ProFunds - VP U.S. Government Plus                                   1.65%             1,051,159         11.79           12,388,911
ProFunds - VP U.S. Government Plus                                   1.75%                 1,887         10.38               19,575
ProFunds - VP U.S. Government Plus                                   1.90%               372,142         10.34            3,848,732
ProFunds - VP U.S. Government Plus                                   2.00%               120,311         10.32            1,241,578
ProFunds - VP U.S. Government Plus                                   2.15%               111,073         10.29            1,142,524
ProFunds - VP U.S. Government Plus                                   2.25%                 4,588         10.80               49,544
ProFunds - VP U.S. Government Plus                                   2.40%                13,114         10.23              134,161
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,732,023                         43,240,495

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Ultra Bull                                             0.65%               367,865          8.45            3,107,356
ProFunds - VP Ultra Bull                                             1.00%               209,532          8.33            1,745,540
ProFunds - VP Ultra Bull                                             1.25%               305,666          8.25            2,520,979
ProFunds - VP Ultra Bull                                             1.40%             5,277,553          8.20           43,265,830
ProFunds - VP Ultra Bull                                             1.65%             2,817,801         11.76           33,131,752
ProFunds - VP Ultra Bull                                             1.90%                 9,518         16.58              157,779
                                                                                    ------------                     --------------
SUBTOTAL                                                                               8,987,935                         83,929,237

ProFunds - VP Ultra Mid-Cap                                          0.65%               245,338         12.32            3,023,428
ProFunds - VP Ultra Mid-Cap                                          0.90%                   424         21.07                8,938
ProFunds - VP Ultra Mid-Cap                                          1.00%                59,951         12.21              731,878
ProFunds - VP Ultra Mid-Cap                                          1.25%               115,073         12.13            1,395,344
ProFunds - VP Ultra Mid-Cap                                          1.40%             2,695,188         12.08           32,548,712
ProFunds - VP Ultra Mid-Cap                                          1.50%                28,117         20.80              584,734
ProFunds - VP Ultra Mid-Cap                                          1.60%                 4,794         13.97               66,962
ProFunds - VP Ultra Mid-Cap                                          1.65%             3,106,849         11.99           37,266,627
ProFunds - VP Ultra Mid-Cap                                          1.75%                   853         20.68               17,653
ProFunds - VP Ultra Mid-Cap                                          1.85%                    19         13.92                  263
ProFunds - VP Ultra Mid-Cap                                          1.90%               338,302         20.62            6,975,036
ProFunds - VP Ultra Mid-Cap                                          2.00%               101,493         20.57            2,088,031
ProFunds - VP Ultra Mid-Cap                                          2.15%               150,540         20.51            3,087,067
ProFunds - VP Ultra Mid-Cap                                          2.25%                27,449         13.86              380,309
ProFunds - VP Ultra Mid-Cap                                          2.40%                 2,161         20.40               44,075
ProFunds - VP Ultra Mid-Cap                                          2.50%                14,660         13.81              202,485
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,891,212                         88,421,543

ProFunds - VP Ultra OTC                                              0.65%             1,534,880          1.37            2,097,932
ProFunds - VP Ultra OTC                                              1.00%             1,856,499          1.34            2,491,099
ProFunds - VP Ultra OTC                                              1.25%             6,405,031          0.87            5,558,301
ProFunds - VP Ultra OTC                                              1.40%            64,074,050          1.31           84,173,675
ProFunds - VP Ultra OTC                                              1.50%                    90         19.53                1,766

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Ultra OTC                                              1.65%             6,592,447          7.89           51,995,553
ProFunds - VP Ultra OTC                                              1.90%                22,282         19.36              431,446
                                                                                    ------------                     --------------
SUBTOTAL                                                                              80,485,280                        146,749,771

ProFunds - VP Ultra Small-Cap                                        0.65%               476,709         12.51            5,965,946
ProFunds - VP Ultra Small-Cap                                        0.90%                 3,653         25.52               93,254
ProFunds - VP Ultra Small-Cap                                        1.00%               138,180         12.29            1,697,781
ProFunds - VP Ultra Small-Cap                                        1.25%               143,175         12.28            1,758,563
ProFunds - VP Ultra Small-Cap                                        1.40%             6,963,402         12.03           83,770,750
ProFunds - VP Ultra Small-Cap                                        1.50%                 4,066         25.20              102,459
ProFunds - VP Ultra Small-Cap                                        1.65%             5,098,564         15.52           79,116,730
ProFunds - VP Ultra Small-Cap                                        1.90%                32,780         24.98              818,912
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,860,531                        173,324,393

ProFunds - VP Utilities                                              0.65%               347,666          8.97            3,116,863
ProFunds - VP Utilities                                              0.90%                 1,644         15.33               25,196
ProFunds - VP Utilities                                              1.00%               201,748          8.84            1,783,686
ProFunds - VP Utilities                                              1.25%                79,702          8.75              697,668
ProFunds - VP Utilities                                              1.40%             2,953,337          8.70           25,697,342
ProFunds - VP Utilities                                              1.50%                74,584         15.13            1,128,751
ProFunds - VP Utilities                                              1.60%                 7,469         12.61               94,171
ProFunds - VP Utilities                                              1.65%             1,060,940         11.13           11,805,092
ProFunds - VP Utilities                                              1.75%                 4,044         15.05               60,874
ProFunds - VP Utilities                                              1.90%               332,768         15.00            4,992,831
ProFunds - VP Utilities                                              2.00%                57,208         14.97              856,501
ProFunds - VP Utilities                                              2.15%                87,691         14.92            1,308,615
ProFunds - VP Utilities                                              2.25%                21,365         12.51              267,227
ProFunds - VP Utilities                                              2.40%                 7,490         14.84              111,164
ProFunds - VP Utilities                                              2.50%                   573         12.47                7,146
                                                                                    ------------                     --------------
SUBTOTAL                                                                               5,238,227                         51,953,128

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Prudential - SP William Blair International Growth Class I           0.65%                14,108         10.53              148,616
Prudential - SP William Blair International Growth Class I           0.90%                 3,389         10.53               35,697
Prudential - SP William Blair International Growth Class I           1.00%                 5,733         10.53               60,382
Prudential - SP William Blair International Growth Class I           1.15%                 1,476         10.53               15,548
Prudential - SP William Blair International Growth Class I           1.25%                18,568         10.53              195,532
Prudential - SP William Blair International Growth Class I           1.40%               843,108         10.53            8,877,548
Prudential - SP William Blair International Growth Class I           1.50%                18,201         10.53              191,641
Prudential - SP William Blair International Growth Class I           1.60%                    89         10.53                  942
Prudential - SP William Blair International Growth Class I           1.65%               269,671         10.53            2,839,085
Prudential - SP William Blair International Growth Class I           1.75%                     3         10.53                   33
Prudential - SP William Blair International Growth Class I           1.85%                 2,276         10.53               23,962
Prudential - SP William Blair International Growth Class I           1.90%               172,859         10.53            1,819,580
Prudential - SP William Blair International Growth Class I           2.00%                73,031         10.53              768,708
Prudential - SP William Blair International Growth Class I           2.15%                23,863         10.52              251,157
Prudential - SP William Blair International Growth Class I           2.25%                 6,604         10.52               69,503
Prudential - SP William Blair International Growth Class I           2.40%                 4,127         10.52               43,430
Prudential - SP William Blair International Growth Class I           2.50%                   806         10.52                8,486
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,457,915                         15,349,848

Rydex - Nova                                                         0.65%                48,943          6.58              321,804
Rydex - Nova                                                         1.00%                85,863          6.44              553,361
Rydex - Nova                                                         1.25%                 1,742          6.50               11,330
Rydex - Nova                                                         1.40%             1,446,997          6.30            9,113,876
Rydex - Nova                                                         1.65%                   389         14.80                5,757
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,583,935                         10,006,127

Rydex - OTC                                                          0.65%                78,958          6.47              510,690
Rydex - OTC                                                          1.00%               182,608          6.34            1,157,688
Rydex - OTC                                                          1.25%                13,538          4.20               56,850
Rydex - OTC                                                          1.40%             6,446,650          6.20           39,939,183
Rydex - OTC                                                          1.65%                13,862         14.40              199,539
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,735,615                         41,863,950

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Rydex - Ursa                                                         1.00%                 3,663          9.85               36,092
Rydex - Ursa                                                         1.40%               145,301          9.63            1,399,102
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 148,964                          1,435,194

WFVT - Asset Allocation                                              1.40%             6,232,901         22.62          140,989,010
WFVT - Asset Allocation                                              1.65%                88,663         12.67            1,123,735
WFVT - Asset Allocation                                              1.90%                   903         12.61               11,384
WFVT - Asset Allocation                                              2.00%                 5,863         11.07               64,904
WFVT - Asset Allocation                                              2.15%                   961         12.54               12,044
WFVT - Asset Allocation                                              2.25%                 1,339         11.24               15,050
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,330,630                        142,216,127

WFVT - Equity Income                                                 0.65%                11,464         17.77              203,672
WFVT - Equity Income                                                 0.90%                 4,788         13.65               65,365
WFVT - Equity Income                                                 1.00%                14,659         17.51              256,611
WFVT - Equity Income                                                 1.25%                19,612         17.32              339,709
WFVT - Equity Income                                                 1.40%             1,809,221         10.17           18,392,473
WFVT - Equity Income                                                 1.50%                42,381         13.48              571,142
WFVT - Equity Income                                                 1.60%                 2,400         11.74               28,183
WFVT - Equity Income                                                 1.65%               590,808         11.18            6,605,885
WFVT - Equity Income                                                 1.75%                 4,433         13.40               59,425
WFVT - Equity Income                                                 1.90%               285,526         13.36            3,814,818
WFVT - Equity Income                                                 2.00%                39,530         13.33              527,014
WFVT - Equity Income                                                 2.15%                63,454         13.29              843,222
WFVT - Equity Income                                                 2.25%                14,303         16.60              237,397
WFVT - Equity Income                                                 2.40%                   480         13.22                6,348
WFVT - Equity Income                                                 2.50%                    13         11.61                  145
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,903,073                         31,951,408

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
WFVT - Equity Value                                                  0.65%                35,085          9.43              330,995
WFVT - Equity Value                                                  1.00%                89,700          9.21              826,523
WFVT - Equity Value                                                  1.25%                 1,661          9.99               16,596
WFVT - Equity Value                                                  1.40%             2,163,175          8.97           19,400,696
WFVT - Equity Value                                                  1.65%                43,291         13.47              583,317
WFVT - Equity Value                                                  1.90%                 6,651         13.40               89,138
WFVT - Equity Value                                                  2.00%                   931         13.37               12,447
WFVT - Equity Value                                                  2.25%                 2,185          9.53               20,831
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,342,679                         21,280,543

WFVT - Growth                                                        1.40%             1,862,298         17.93           33,386,002
WFVT - Growth                                                        1.65%                 9,541         12.42              118,482
WFVT - Growth                                                        2.00%                   714         11.01                7,867
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,872,553                         33,512,352

WFVT - International Equity                                          1.40%               286,083          7.85            2,244,341
WFVT - International Equity                                          1.65%                36,282         13.70              497,029
WFVT - International Equity                                          1.90%                 3,086         13.63               42,053
WFVT - International Equity                                          2.15%                 1,400         13.55               18,966
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 326,851                          2,802,390

WFVT - Large Company Growth                                          1.40%             1,601,712          8.24           13,205,580
WFVT - Large Company Growth                                          1.65%               145,943         11.81            1,723,208
WFVT - Large Company Growth                                          1.90%                12,589         11.74              147,846
WFVT - Large Company Growth                                          2.00%                 6,708         10.50               70,435
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,766,952                         15,147,069

WFVT - Money Market                                                  1.40%             2,742,239         12.61           34,586,120
WFVT - Money Market                                                  1.65%                 3,573          9.78               34,949
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,745,812                         34,621,069

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
WFVT - Small-Cap Growth                                              1.40%               599,672          8.99            5,392,985
WFVT - Small-Cap Growth                                              1.65%                31,804         15.25              484,931
WFVT - Small-Cap Growth                                              1.90%                 4,467         15.17               67,749
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 635,944                          5,945,665

WFVT Total Return Bond                                               1.40%             1,560,026         13.38           20,880,542
WFVT Total Return Bond                                               1.65%                38,158         11.19              426,849
WFVT Total Return Bond                                               2.00%                 1,190         10.26               12,217
WFVT Total Return Bond                                               2.25%                   354         10.29                3,647
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,599,730                         21,323,260

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION

American Skandia Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange
Commission under the Investment Company Act of 1940. American Skandia Life Assurance Corporation ("American Skandia" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under ss.38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by American Skandia. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of American Skandia.

The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by American Skandia. The following is a list of each variable annuity product funded through the Separate Account.

LifeVest Personal Security Annuity ("PSA")                        Wells Fargo Stagecoach Extra Credit ("Stagecoach Extra Credit")
Alliance Capital Navigator ("ACN")                                Evergreen Skandia Harvester XTra Credit ("Harvester XTra Credit")
American Skandia Advisor Plan ("ASAP")                            American Skandia XTra Credit Premier ("XTra Credit Premier")
American Skandia Advisor Plan II ("ASAP II")                      American Skandia XTra Credit FOUR ("XTtra Credit FOUR")
Evergreen Skandia Harvester Variable Annuity ("Harvester          American Skandia XTra Credit FOUR Premier ("XTra Credit
Variable Annuity")                                                FOUR Premier")
American Skandia Advisor Plan II Premier ("ASAP II Premier")      American Skandia XTra Credit SIX ("XTra Credit SIX")
American Skandia Advisor Plan III ("ASAP III")                    American Skandia Protector ("AS Protector")
American Skandia Apex ("Apex")                                    Wells Fargo Stagecoach Variable Annuity ("Stagecoach")
Wells Fargo Stagecoach Apex                                       Wells Fargo Stagecoach Variable Annuity Plus ("Stagecoach VA+")
American Skandia Apex II ("Apex II")                              American Skandia Advisors Choice ("Choice")
American Skandia LifeVest ("ASL")                                 American Skandia Advisors Choice 2000 ("Choice 2000")
Wells Fargo Stagecoach Variable Annuity Flex ("Stagecoach Flex")  American Skandia Impact ("AS Impact")
American Skandia LifeVest Premier ("ASL Premier")                 Defined Investments Annuity
American Skandia LifeVest II ("ASL II")                           Galaxy Variable Annuity III ("Galaxy III")
American Skandia LifeVest II Premier (ASL II Premier")            American Skandia Advisors Income Annuity ("ASAIA")
American Skandia XTra Credit ("XTra Credit")                      American Skandia Variable Immediate Annuity ("ASVIA")
Stagecoach Apex II                                                Stagecoach ASAP III
Stagecoach XTra Credit SIX

The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

The Separate Account consists of multiple Sub-accounts, each of which invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Certain Sub-accounts are available with only certain variable annuities offered through the Separate Account.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The name of each Portfolio and the corresponding Sub-account name, are provided below.

AMERICAN SKANDIA TRUST

AST LSV International Value(1)
AST William Blair International Growth(2)
AST JP Morgan International Equity(3)
AST MFS Global Equity
AST State Street Research Small-Cap Growth(4)
AST DeAm Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value(5)
AST DeAm Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger & Berman Mid-Cap Growth
AST Neuberger & Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth(6)
AST DeAm Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Real Estate
AST Sanford Bernstein Managed Index 500
AST American Century Income and Growth(7)
AST Alliance Growth & Income
AST Hotchkis & Wiley Large-Cap Value(8)
AST DeAM Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield Bond(9)
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond(10)
AST PIMCO Limited Maturity Bond
AST Money Market

STEIN ROE VARIABLE INVESTMENT TRUST

Liberty Small Company Growth VS
Liberty Asset Allocation VS
Liberty Federal Securities VS
Liberty Money Market VS
Liberty Equity Fund VS

THE PRUDENTIAL SERIES FUND, INC.

SP William Blair International Growth, Class 1(21),(22)

WELLS FARGO VARIABLE TRUST

International Equity
Small-Cap Growth
Growth
Large Company Growth
Equity Value
Equity Income
Asset Allocation
Total Return Bond
Money Market

EVERGREEN VARIABLE ANNUITY TRUST

International Equity
Special Equity
Special Values
Omega
Foundation
Strategic Income
Growth & Income
VA Fund

FIRST DEFINED PORTFOLIO FUND LLC

Target Managed VIP(11)
The Dow DART(10)(11)
Global Target(15)(11)
S&P Target(24)(11)
NASDAQ Target(15)(11)
Value Line(R) Target(25)(11)
First Trust(R) 10 Uncommon Values
First Trust(R) Energy
First Trust(R) Financial Services
First Trust(R) Pharmaceutical
First Trust(R) Technology

AIM VARIABLE INVESTMENT FUNDS, INC.(12)

Dynamics
Technology(13)
Health Sciences
Financial Services

LIBERTY VARIABLE INVESTMENT TRUST

Columbia Real Estate Equity  VS
Columbia High Yield VS

GARTMORE FUNDS

GVIT Developing Markets

PROFUNDS VP

Europe 30
Asia 30
Japan
Banks
Basic Materials
Biotechnology
Consumer Goods Portfolio(14)
Consumer Services(15)
Financials(16)
Health Care(17)
Industrials(18)
Internet
Large-Cap Growth(19)
Large-Cap Value(19)
Oil & Gas(20)
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities
Bull
Bear
Ultra Bull
OTC
Short Mid-Cap(19)
Short Small-Cap(19)
Short OTC
Ultra OTC
Mid-Cap Value
Mid-Cap Growth
Ultra Mid-Cap
Small-Cap Value
Small-Cap Growth
Ultra Small-Cap
U.S. Government Plus
Rising Rates Opportunity

RYDEX VARIABLE TRUST

Nova
Ursa
OTC

DAVIS FUNDS

Value Fund

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

1.    This portfolio was formerly named "AST DeAm International Equity."
2. "AST American Century International Growth I" merged into "AST William Blair International Growth."
3.    This portfolio was formerly named "AST Strong International Equity."
4.    This portfolio was formerly named "AST PBHG Small-Cap Growth."
5.    This portfolio was formerly named "AST Gabelli Small-Cap Value."
6. "AST DeAm Large-Cap Growth" merged into "AST Goldman Sachs Concentrated Growth."
7. "AST MFS Growth with Income" merged into "AST Amercian Century Income and Growth."
8.    This portfolio was formerly named "AST Invesco Capital Income."
9.    This portfolio was formerly named "AST Federated High Yield Bond."
10.   "AST DeAm Bond" merged into "AST PIMCO Total Return Bond."
11. These portfolios commenced additional charge levels when they were added to American Skandia Life Assurance Corporation core products on April 30, 2004.
12.   "Invesco VIF" changed its subaccount to AIM VI.
13.   "Invesco VIF Telecommunications" merged into "Invesco VIF Technology."
14. This portfolio was formerly named "Profunds VP Consumer Non-Cyclical Portfolio."
15.   This portfolio was formerly named "Profunds VP Consumer Cyclical
      Portfolio."
16.   This portfolio was formerly named "Profunds VP Financial."
17.   This portfolio was formerly named "Profunds VP Healthcare."
18.   This portfolio was formerly named "Profunds VP Industrial."
19.   These portfolios commenced operations on November 22, 2004.
20.   This portfolio was formerly named "Profunds VP Energy."
21.   This portfolio was formerly named "SP Jennison International Growth."
22. This portfolio was moved from a Class 2 charge level for non-affiliates to a Class 1 charge level for affiliates, after American Skandia Life Assurance Corporation became a wholly-owned subsidiary of Prudential Financial, Inc.

The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.

See Note 4 for additional information about each Annuity and the charges made by the Separate Account in relation to the Annuity and any optional benefits offered under the Annuity.

The accompanying financial statements include only contract owners' purchase payments related to the variable investment options offered under the various Annuities, and does not provide information related to fixed allocations offered under the Annuities.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS

      The fair value of the investments in the sub-accounts is based on the net asset values of the Portfolio shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

      ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      INCOME TAXES

      American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Separate Account; therefore, no charges for federal income taxes are currently deducted from the Separate Account. If American Skandia incurs income taxes attributable to the Separate Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Separate Account. Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these taxes will be significant. However, American Skandia may make charges against the Separate Account in the event that the amount of these taxes changes.

      NEW ACCOUNTING PRONOUNCEMENT

      Statement  of  Position  (SOP)  03-5  "Financial  Highlights  of  Separate
      Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, however the SOP did result in additional footnote disclosures.

3. DIVIDENDS

During 2004, certain of the Portfolios declared dividends. The amounts accrued and/or accrued and paid by the Portfolios to the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the applicable Portfolios. Such additional full and fractional shares of the Portfolios are reflected in the daily calculation of the accumulation unit value for each Sub-account of the Separate Account.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

4. CONTRACT CHARGES/FEATURES

Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

INSURANCE CHARGE - The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. Prior to the consolidation of Separate Account B (described in Note 6), the level of Insurance Charge determined which separate account was used to fund the particular annuity.

The following Insurance Charge levels apply to each Annuity product, as listed.

    INSURANCE CHARGE                                         ANNUITY PRODUCT NAME
         0.65%            Choice,  Choice 2000,  ASAP III,  XTra Credit SIX,  Stagecoach  ASAP III,  Stagecoach  Xtra
                          Credit SIX
         1.00%            AS Impact, Defined Investments Annuity, Galaxy III
         1.25%            ASAIA, ASVIA
         1.40%            PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex,
                          Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
                          Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS
                          Protector, Stagecoach Variable Annuity, Stagecoach VA+
         1.65%            Apex II, ASL II, ASL II Premier, Stagecoach APEX II
         2.25%            ASAIA w/ Guarantee

DISTRIBUTION CHARGE - The Distribution Charge is deducted by the Separate Account on four American Skandia annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

   DISTRIBUTION CHARGE                      ANNUITY PRODUCT NAME                            PERIOD DEDUCTED
          0.60%                         ASAP III, Stagecoach ASAP III                    Annuity Years 1-8 only
          1.00%                  XTra Credit SIX, Stagecoach XTra Credit SIX            Annuity Years 1-10 only

ANNUAL MAINTENANCE FEE - An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

TRANSFER  FEES - Transfer  Fees are  charged at a rate of $10 for each  transfer
after  the  20th  in  each  Annuity  Year,  as  set  forth  in  the   respective
prospectuses.

CONTINGENT DEFERRED SALES CHARGES - Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

PREMIUM TAXES - Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

OPTIONAL BENEFIT CHARGES - Prior to November 18, 2002, American Skandia offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, American Skandia offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

Currently, American Skandia offers five different optional benefits, as follows: the Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), a Highest Anniversary Value optional death benefit (HAV) and an Enhanced Beneficiary Protection optional death benefit (EBP). Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively. The charge for GMWB is 0.35% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain American Skandia annuity contracts may not be eligible to elect all or any optional benefits.

5. ACCUMULATION UNIT VALUES

qAccumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
        0.65%           Choice, Choice 2000 - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 2 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        0.90%           Choice, Choice 2000 - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        1.00%           AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits
                        Choice 2000 - with GMWB
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 3 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.15%           Choice, Choice 2000 - Two 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        1.25%           AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
                        ASAP III, Stagecoach ASAP III - No Optional Benefits

                        ASAIA, ASVIA
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 7 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.40%           Choice, Choice 2000 - Three 0.25% Optional Benefits

                        PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
                        Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
                        XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                        Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 1 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.50%           AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits

                        Choice 2000 - with HAV, EBP and GMWB

                        ASAP III, Stagecoach ASAP III  - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        1.60%           ASAP III, Stagecoach ASAP III with GMWB
--------------------------------------------------------------------------------------------------------------------
        1.65%           ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
                        ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
                        Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                        Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit

                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        Apex II  - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 9 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.75%           Defined Investments Annuity - Three 0.25% Optional Benefits

                        ASAP III, Stagecoach ASAP III - Two 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        1.85%           ASAP III, Stagecoach ASAP III - with one 0.25% Optional Benefit and GMWB.
--------------------------------------------------------------------------------------------------------------------
        1.90%           ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
                        XTra Credit FOUR, Stagecoach VA+ - , Stagecoach Variable Annuity - Two 0.25% Optional
                        Benefits

                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        APEX II  - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        2.00%           ASAP III, Stagecoach ASAP III - Three 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        Apex II  - with GMWB.
--------------------------------------------------------------------------------------------------------------------
        2.10%           ASAP III, Stagecoach ASAP III - with HAV, EBP and GMWB
--------------------------------------------------------------------------------------------------------------------
        2.15%           ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
                        XTra Credit FOUR , Stagecoach VA+ - , Stagecoach Variable Annuity, - Three 0.25% Optional
                        Benefits
                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II  - Two
                        0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        2.25%           ASAP II - with HAV, EBP and GMWB

                        XTra Credit SIX,  Stagecoach  XTra Credit SIX, ASL II, ASL II Premier,  Apex II,  Stagecoach
                        Apex II  - with one 0.25% Optional Benefit and GMWB.

                        ASAIA w/ Guarantee*
                        *THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 8 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        2.40%           XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II  - Three
                        0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        2.50%           XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II - with
                        HAV, EBP and GMWB
--------------------------------------------------------------------------------------------------------------------

6. CONSOLIDATION OF SEPARATE ACCOUNTS

Prior to November 18, 2002, the Separate Account was organized as a single separate account under Connecticut state law, with six different Sub-account classes structured based on the daily asset-based charge deducted by the Separate Account. Each "class" of the Separate Account was registered as a distinct unit investment trust under the Investment Company Act. Effective
November 18, 2002, each Sub-account class of the Separate Account was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was renamed American Skandia Life Assurance Corporation Variable Account B. Effective as of November 18, 2002, each Sub-account of the Separate Account has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under the applicable annuity contracts funded through the Separate Account. The consolidation of the different classes of the Separate Account has no impact on Annuity Owners.

7. RELATED PARTY AGREEMENTS

American Skandia Marketing, Incorporated serves as principal underwriter and distributor of variable annuity contracts funded by interests in the Separate Account, without remuneration from the Separate Account. American Skandia Marketing, Inc. and American Skandia Life Assurance Corporation are both wholly-owned subsidiaries of American Skandia, Inc., whose ultimate parent is Prudential Financial, Inc.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

8. DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios have continuously complied with the terms of these regulations.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
AIM - VI Dynamics(1)                                                      $    15,536,841         $    37,824,999
AIM - VI Financial Services(1)                                            $    15,267,254         $    33,094,012
AIM - VI Health Sciences(1)                                               $    29,609,324         $    44,970,641
AIM - VI Technology(1),(2)                                                $    32,860,230         $    36,195,843
AST - Alger All-Cap Growth                                                $    45,212,004         $   137,348,219
AST - Alliance Growth & Income                                            $   348,469,225         $   226,726,468
AST - Alliance Growth                                                     $    17,457,929         $    53,496,533
AST - Alliance/Bernstein Growth + Value                                   $    20,433,093         $    12,712,092
AST - American Century Income and Growth(3)                               $   176,553,438         $    75,074,252
AST - American Century International Growth I(4)                          $    30,127,897         $   404,393,934
AST - American Century Strategic Balanced                                 $    31,541,891         $    47,877,491
AST - Cohen & Steers Real Estate                                          $   131,274,356         $    89,568,010
AST - DeAm Bond(5)                                                        $     6,248,901         $    24,560,894
AST - DeAm Global Allocation                                              $     6,529,573         $    60,516,322
AST - DeAm Large-Cap Growth(6)                                            $    11,954,222         $    45,314,441
AST - DeAm Large-Cap Value                                                $    65,315,786         $    17,237,541
AST - DeAm Small-Cap Growth                                               $    26,227,795         $   113,878,350
AST - DeAm Small-Cap Value                                                $    72,188,947         $    24,002,943
AST - Federated Aggressive Growth                                         $   186,177,981         $    81,860,878
AST - Gabelli All-Cap Value                                               $    48,684,279         $    59,687,222
AST - Goldman Sachs Concentrated Growth(6)                                $    68,966,817         $   274,328,390
AST - Goldman Sachs High Yield Bond(7)                                    $ 1,220,085,315         $ 1,302,099,505
AST - Goldman Sachs Mid-Cap Growth                                        $   110,503,009         $    30,482,085
AST - Goldman Sachs Small-Cap Value                                       $    12,393,889         $    83,137,868
AST - Hotchkis & Wiley Large Cap Value(8)                                 $    59,570,714         $   137,336,434
AST - JP Morgan International Equity(9)                                   $    67,169,240         $    73,305,738
AST - Lord Abbett Bond Debenture                                          $   231,323,538         $   162,888,421
AST - LSV International Value(10)                                         $    36,792,266         $    29,613,296
AST - Marsico Capital Growth                                              $   476,841,753         $   192,919,174
AST - MFS Global Equity                                                   $    65,360,876         $    24,840,246
AST - MFS Growth                                                          $    29,027,515         $   142,566,134
AST - MFS Growth with Income(3)                                           $     8,801,955         $   114,970,465
AST - Money Market                                                        $ 6,466,700,059         $ 6,861,664,760
AST - Neuberger & Berman Mid-Cap Growth                                   $    61,409,256         $    73,770,670
AST - Neuberger & Berman Mid-Cap Value                                    $   211,549,860         $   138,582,521
AST - PIMCO Limited Maturity Bond                                         $   626,878,790         $   375,347,323
AST - PIMCO Total Return Bond(5)                                          $   427,552,405         $   310,904,808
AST - Sanford Bernstein Core Value                                        $   121,688,648         $    48,976,447
AST - Sanford Bernstein Managed Index 500                                 $   165,849,591         $   183,459,598
AST - Small-Cap Value Portfolio(11)                                       $   176,787,154         $   159,864,630
AST - State Street Research Small-Cap Growth(12)                          $    29,677,149         $   115,470,908
AST - T. Rowe Price Asset Allocation                                      $    68,800,301         $    34,836,478
AST - T. Rowe Price Global Bond                                           $   171,825,113         $    41,691,353

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
AST - T. Rowe Price Natural Resources                                     $    91,954,981         $    73,391,359
AST - William Blair International Growth(4)                               $   676,201,784         $   153,244,382
Davis - Value                                                             $     1,149,840         $       795,185
Evergreen - VA Foundation                                                 $       261,872         $       995,152
Evergreen - VA                                                            $        91,920         $       434,930
Evergreen - VA Growth & Income                                            $       513,943         $       729,428
Evergreen - VA International Equity                                       $    14,835,213         $     6,148,333
Evergreen - VA Omega                                                      $    29,914,064         $    20,396,723
Evergreen - VA Special Equity                                             $    22,807,999         $    26,149,294
Evergreen - VA Special Values                                             $       767,330         $       619,851
Evergreen - VA Strategic Income                                           $       947,545         $     1,283,131
First Trust - 10 Uncommon Values                                          $     3,887,958         $     4,458,570
First Trust - Energy                                                      $       777,921         $       826,771
First Trust - Financial Services                                          $       409,367         $     1,172,843
First Trust - Global Target(15)(13)                                       $    20,510,618         $     3,875,091
First Trust - NASDAQ Target(15)(13)                                       $     3,864,797         $     1,926,359
First Trust - Pharmaceutical                                              $       304,107         $       850,373
First Trust - S&P Target(24)(13)                                          $    11,600,719         $     4,336,643
First Trust - Target Managed VIP(13)                                      $    79,588,369         $     3,414,866
First Trust - Technology                                                  $        82,916         $       462,582
First Trust - The Dow Dart(10)(13)                                        $    10,238,478         $     2,503,908
First Trust - Value Line Target(25)(13)                                   $    17,304,480         $     3,477,177
Gartmore - GVIT Developing Markets                                        $   131,691,424         $   119,235,695
INVESCO VI Telecommunincations(2)                                         $     8,039,472         $    36,263,241
Liberty - Asset Allocation VS                                             $       244,224         $     7,584,322
Liberty - Columbia High Yield VS                                          $       372,450         $       738,086
Liberty - Columbia Real Estate Equity VS                                  $       185,369         $       375,091
Liberty - Equity VS                                                       $       355,197         $     7,936,396
Liberty - Federal Securities VS                                           $       353,986         $     3,479,697
Liberty - Money Market VS                                                 $     3,829,528         $     5,737,008
Liberty - Small Company Growth VS                                         $       158,881         $       766,215
ProFunds - VP Asia(30)                                                    $   191,915,296         $   195,757,866
ProFunds - VP Banks                                                       $   152,380,135         $   146,385,672
ProFunds - VP Basic Materials                                             $   192,706,163         $   217,111,615
ProFunds - VP Bear                                                        $   843,163,189         $   859,190,772
ProFunds - VP Biotechnology                                               $   155,431,300         $   142,232,298
ProFunds - VP Bull                                                        $ 1,563,666,062         $ 1,427,408,064
ProFunds - VP Consumer Goods(14)                                          $   231,008,942         $   222,787,152
ProFunds - VP Consumer Services(15)                                       $    65,732,141         $    58,002,616
ProFunds - VP Europe(30)                                                  $   391,698,842         $   405,770,814
ProFunds - VP Financials(16)                                              $   166,239,456         $   159,277,762
ProFunds - VP Health Care(17)                                             $   191,666,459         $   177,028,201
ProFunds - VP Industrials(18)                                             $   118,996,966         $   121,537,656
ProFunds - VP Internet                                                    $   197,714,510         $   170,539,235
ProFunds - VP Japan                                                       $   198,849,336         $   191,711,626

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
ProFunds - VP Large Cap Growth(19)                                        $    12,831,909         $     9,376,960
ProFunds - VP Large Cap Value(19)                                         $    25,577,657         $    21,103,596
ProFunds - VP Mid-Cap Growth                                              $   381,885,709         $   354,825,110
ProFunds - VP Mid-Cap Value                                               $   696,796,846         $   630,555,889
ProFunds - VP Oil & Gas(20)                                               $   326,052,387         $   302,486,035
ProFunds - VP OTC                                                         $   870,621,887         $   864,927,490
ProFunds - VP Pharmaceuticals                                             $   103,993,268         $   102,322,620
ProFunds - VP Precious Metals                                             $   391,151,517         $   386,026,804
ProFunds - VP Real Estate                                                 $   772,613,036         $   736,574,345
ProFunds - VP Rising Rates Opportunity                                    $   538,115,698         $   447,296,446
ProFunds - VP Semiconductor                                               $   131,030,197         $   135,940,333
ProFunds - VP Short Mid Cap(19)                                           $     6,086,950         $     5,544,072
ProFunds - VP Short OTC                                                   $ 1,432,947,585         $ 1,431,225,002
ProFunds - VP Short Small Cap(19)                                         $    15,992,667         $    13,136,210
ProFunds - VP Small-Cap Growth                                            $ 1,140,494,147         $ 1,094,067,940
ProFunds - VP Small-Cap Value                                             $   889,165,335         $   864,964,750
ProFunds - VP Technology                                                  $   115,000,234         $   116,309,967
ProFunds - VP Telecommunications                                          $   124,673,118         $   115,076,457
ProFunds - VP U.S. Government Plus                                        $   431,678,911         $   425,068,806
ProFunds - VP Ultra Bull                                                  $   591,778,771         $   566,943,987
ProFunds - VP Ultra Mid-Cap                                               $   418,141,618         $   374,928,573
ProFunds - VP Ultra OTC                                                   $   459,765,573         $   419,143,440
ProFunds - VP Ultra Small-Cap                                             $   658,791,993         $   569,773,871
ProFunds - VP Utilities                                                   $   227,302,100         $   205,337,033
Prudential - SP William Blair International Growth Class I(22)            $    14,860,343         $       386,506
Prudential - SP William Blair International Growth Class II(21),(22)      $    24,273,374         $    48,535,979
Rydex - Nova                                                              $        96,912         $     2,902,638
Rydex - OTC                                                               $           285         $    11,955,385
Rydex - Ursa                                                              $        52,431         $       463,757
WFVT - Asset Allocation                                                   $     9,975,273         $    24,411,234
WFVT - Equity Income                                                      $    17,139,477         $    10,891,763
WFVT - Equity Value                                                       $     3,991,677         $     6,395,648
WFVT - Growth                                                             $        73,923         $     9,034,427
WFVT - International Equity                                               $       494,827         $       339,037
WFVT - Large Company Growth                                               $     1,270,378         $     2,124,029
WFVT - Money Market                                                       $    13,077,890         $    25,170,766
WFVT - Small-Cap Growth                                                   $       256,190         $     1,109,256
WFVT - Total Return Bond                                                  $     2,477,940         $     6,175,242
                                                                          ---------------------------------------
                                                                          $28,878,171,761         $27,870,599,791
                                                                          =======================================

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

FOOTNOTES:

 1 - Invesco VIF changed its subaccount to AIM VI as of 10/15/04.
 2 - Invesco VIF Telecommunications merged into Invesco VIF Technology as of
     4/29/04.
 3 - AST MFS Growth with Income merged into AST American Century Income and
     Growth as of 4/30/04.
 4 - AST American Century International Growth I merged into AST William Blair
     International Growth as of 4/30/04.
 5 - AST DeAm Bond merged into AST Pimco Total Return Bond as of 4/30/04.
 6 - AST DeAm Large Cap Growth merged into AST Goldman Sachs Concentrated Growth as of 4/30/04.
 7 - AST Federated High Yield Bond changed its name to AST Goldman Sachs High
     Yield Bond as of 4/30/04.
 8 - AST Invesco Capital Income changed its name to AST Hotchkis & Wiley Large
     Cap Value as of 4/30/04.
 9 - AST Strong International Equity changed its name to AST JP Morgan
     International Equity on 2/23/04
10 - AST DeAm International Equity changed its name to AST LSV International
     Value as of 11/19/04.
11 - AST Gabelli Small Cap Value changed its name to AST Small Cap Value as of
     11/19/04.
12 - AST PBHG Small Cap Growth changed its name to AST State Street Research
     Small-Cap Growth as of 4/30/04.
13 - These portfolios commenced additional charge levels when they were added to American Skandia Life Assurance Corporation core products on April 30, 2004.
14 - Profunds VP Consumer Non-Cyclical changed its name to Profunds VP Consumer
     Goods on 12/17/04.
15 - Profunds VP Consumer Cyclical changed its name to Profunds VP Consumer
     Services on 12/17/04.
16 - Profunds VP Financial changed its name to Profunds VP Financials on
     12/17/04.
17 - Profunds VP Healthcare changed its name to Profunds VP Health Care on
     12/17/04.
18 - Profunds VP Industrial changed its name to Profunds VP Industrials on
     12/17/04.
19 - These portfolios commenced operations on November 22, 2004.
20 - Profunds VP Energy changed its name to Profunds VP Oil & Gas on 12/17/04. 21 - Prudential SP Jennison International Growth changed its name to Prudential
     SP William Blair International Growth as of 4/30/04.
22 - Prudential SP William Blair International Growth changed its charge level from Class 2 to Class 1 as of 12/10/04.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
AIM Variable Investment Funds:(4)
VI DYNAMICS
2004                                               7,132,841              $   70,631,569   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.63                                                 16.32%(39)
          Low Charge Level (65 bps)                                9.53                                                 12.60%
2003                                               9,813,234                  85,022,169   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.05                                                 34.52%
          Low Charge Level (65 bps)                                8.46                                                 36.93%
2002                                              10,277,990                  62,724,192   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.70                                                 (0.36%)
          Low Charge Level (65 bps)                                6.18                                                (32.34%)
2001                                              13,391,660       8.98      120,295,329          1.25%           -    (32.10%)
VI FINANCIAL SERVICES
2004                                               6,187,569              $   86,730,223   0.65 - 2.50%       0.66%
          High Charge Level (250 bps)                           $ 11.08                                                 10.80%(39)
          Low Charge Level (65 bps)                               14.91                                                  7.97%
2003                                               7,446,589                  98,077,552   0.65 - 2.40%       0.51%
          High Charge Level (240 bps)                             12.54                                                 26.47%
          Low Charge Level (65 bps)                               13.81                                                 28.74%
2002                                               8,207,393                  85,332,946   0.65 - 2.40%       0.48%
          High Charge Level (240 bps)                              9.91                                                 (0.10%)
          Low Charge Level (65 bps)                               10.73                                                (15.45%)
2001                                              11,612,048      12.48      144,864,867          1.25%       0.22%    (11.15%)
VI HEALTH SCIENCES
2004                                               9,914,444              $  122,422,353   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.38                                                 13.75%(39)
          Low Charge Level (65 bps)                               13.03                                                  6.87%
2003                                              11,072,391                 129,594,616   0.65 - 2.25%           -
          High Charge Level (225 bps)                             10.85                                                  8.53%
          Low Charge Level (65 bps)                               12.19                                                 26.95%
2002                                              12,424,845                 115,834,514   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.59%)
          Low Charge Level (65 bps)                                9.60                                                (24.94%)
2001                                              17,419,141      12.58      219,115,896          1.25%       0.33%    (13.81%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VI TECHNOLOGY(5)
2004                                              18,009,965              $   94,451,413   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 13.71                                                  2.64%
          Low Charge Level (65 bps)                                5.37                                                  3.95%
2003                                              18,239,131              $   92,924,281   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.35                                                 42.53%
          Low Charge Level (65 bps)                                5.17                                                 44.34%
2002                                              19,761,036                  69,602,006   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.37                                                 (0.76%)
          Low Charge Level (65 bps)                                3.58                                                (47.19%)
2001                                              26,652,622       6.66      177,600,254          1.25%           -    (39.68%)

AMERICAN SKANDIA TRUST (AST):
ALGER ALL-CAP GROWTH(6)
2004                                              61,969,083              $  329,211,223   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.73                                                  7.34%(39)
          Low Charge Level (65 bps)                                5.21                                                  7.76%
2003                                              81,321,836              $  396,838,714   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 12.38                                                 32.27%
          Low Charge Level (65 bps)                                4.83                                                 34.64%
2002                                              90,192,770                 318,994,513   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.36                                                 (0.77%)
          Low Charge Level (65 bps)                                3.59                                                (36.21%)
2001                                             125,442,916       5.54      695,157,974          1.25%           -    (17.84%)
ALLIANCE/BERNSTEIN GROWTH + VALUE
2004                                               7,358,128              $   77,489,783   0.65 - 2.50%       0.33%
          High Charge Level (250 bps)                           $ 11.15                                                 11.52%(39)
          Low Charge Level (65 bps)                                9.88                                                  9.35%
2003                                               6,683,505                  63,296,213   0.65 - 2.40%       0.44%
          High Charge Level (240 bps)                             12.04                                                 23.07%
          Low Charge Level (65 bps)                                9.03                                                 25.28%
2002                                               4,327,328                  31,677,741   0.65 - 2.40%       0.12%
          High Charge Level (240 bps)                              9.78                                                 (0.26%)
          Low Charge Level (65 bps)                                7.21                                                (25.49%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                               3,351,836       9.63       32,273,758          1.25%           -     (2.49%)
ALLIANCE GROWTH
2004                                              17,249,071              $  204,983,585   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.57                                                  5.70%(39)
          Low Charge Level (65 bps)                               13.47                                                  5.06%
2003                                              19,857,909                 230,629,919   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.27                                                 20.74%
          Low Charge Level (65 bps)                               12.82                                                 22.90%
2002                                              24,257,897                 234,801,093   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.34                                                 (0.80%)
          Low Charge Level (65 bps)                               10.43                                                (31.43%)
2001                                              29,478,257      14.61      430,799,551          1.25%           -     62.12%
ALLIANCE GROWTH & INCOME
2004                                             111,668,550              $2,126,109,292   0.65 - 2.50%       0.70%
          High Charge Level (250 bps)                           $ 11.50                                                 14.97%(39)
          Low Charge Level (65 bps)                               27.83                                                 10.29%
2003                                              90,205,111               1,806,873,422   0.65 - 2.40%       1.11%
          High Charge Level (240 bps)                             12.70                                                 29.25%
          Low Charge Level (65 bps)                               25.23                                                 31.57%
2002                                              59,063,804               1,146,239,838   0.65 - 2.40%       0.86%
          High Charge Level (240 bps)                              9.83                                                 (0.21%)
          Low Charge Level (65 bps)                               19.18                                                (23.78%)
2001                                              63,123,316      28.18    1,778,634,952          1.25%       0.51%    (49.11%)
AMERICAN CENTURY INCOME AND GROWTH(8)
2004                                              32,369,257              $  444,888,617   0.65 - 2.50%       0.92%
          High Charge Level (250 bps)                           $ 11.72                                                 17.21%(39)
          Low Charge Level (65 bps)                               15.20                                                 11.85%
2003                                              23,660,792              $  297,693,630   0.65 - 2.40%       1.25%
          High Charge Level (240 bps)                             12.43                                                 25.69%
          Low Charge Level (65 bps)                               13.59                                                 27.94%
2002                                              25,314,302                 253,210,309   0.65 - 2.40%       1.01%
          High Charge Level (240 bps)                              9.89                                                 (0.14%)
          Low Charge Level (65 bps)                               10.62                                                (20.34%)
2001                                              27,386,278      12.86      352,096,097          1.25%       0.74%     (9.79%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
AMERICAN CENTURY STRATEGIC BALANCED
2004                                              15,965,075              $  226,426,887   0.65 - 2.50%       1.41%
          High Charge Level (250 bps)                           $ 10.98                                                  9.75%(39)
          Low Charge Level (65 bps)                               16.05                                                  8.28%
2003                                              16,878,085                 226,925,680   0.65 - 2.40%       2.10%
          High Charge Level (240 bps)                             11.56                                                 16.02%
          Low Charge Level (65 bps)                               14.83                                                 18.10%
2002                                              14,602,198                 171,665,189   0.65 - 2.40%       2.35%
          High Charge Level (240 bps)                              9.96                                                 (0.05%)
          Low Charge Level (65 bps)                               12.56                                                (10.33%)
2001                                              14,369,895      13.50      193,957,064          1.25%       1.90%     (5.15%)
COHEN & STEERS REAL ESTATE
2004                                              21,624,495              $  417,809,512   0.65 - 2.50%       2.35%
          High Charge Level (250 bps)                           $ 14.07                                                 40.74%(39)
          Low Charge Level (65 bps)                               20.73                                                 37.05%
2003                                              19,867,222                 284,338,615   0.65 - 2.40%       3.24%
          High Charge Level (240 bps)                             13.84                                                 34.14%
          Low Charge Level (65 bps)                               15.12                                                 36.54%
2002                                              16,394,387                 174,175,353   0.65 - 2.40%       2.69%
          High Charge Level (240 bps)                             10.32                                                  0.39%
          Low Charge Level (65 bps)                               11.08                                                  1.98%
2001                                              12,268,426      10.54      129,275,923          1.25%       3.06%      1.41%
DEAM GLOBAL ALLOCATION
2004                                              12,928,065              $  227,846,814   0.65 - 2.50%       1.17%
          High Charge Level (250 bps)                           $ 11.23                                                 12.28%(39)
          Low Charge Level (65 bps)                               19.24                                                 10.37%
2003                                              15,841,018                 260,113,420   0.65 - 2.40%       1.26%
          High Charge Level (240 bps)                             11.58                                                 16.66%
          Low Charge Level (65 bps)                               17.43                                                 18.76%
2002                                              19,851,420                 279,798,663   0.65 - 2.40%       3.87%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (65 bps)                               14.68                                                (15.98%)
2001                                              26,641,422      17.39      463,184,439          1.25%       2.72%    (12.97%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
DEAM LARGE-CAP VALUE
2004                                              11,312,277              $  135,506,386   0.65 - 2.50%       0.73%
          High Charge Level (250 bps)                           $ 12.25                                                 22.54%(39)
          Low Charge Level (65 bps)                               11.47                                                 17.40%
2003                                               7,016,075                  70,284,651   0.65 - 2.40%       0.70%
          High Charge Level (240 bps)                             12.32                                                 23.56%
          Low Charge Level (65 bps)                                9.77                                                 25.77%
2002                                               5,640,550                  43,854,980   0.65 - 2.40%       0.34%
          High Charge Level (240 bps)                              9.97                                                 (0.03%)
          Low Charge Level (65 bps)                                7.77                                                (15.85%)
2001                                               4,575,558       9.15       41,867,147          1.25%       0.06%     (6.86%)
DEAM SMALL-CAP GROWTH
2004                                              33,205,933              $  329,275,040   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.03                                                 10.30%(39)
          Low Charge Level (65 bps)                               10.07                                                  8.72%
2003                                              43,078,181              $  390,757,155   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.98                                                 44.04%
          Low Charge Level (65 bps)                                9.27                                                 46.62%
2002                                              46,270,883                 284,715,693   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.71                                                 (0.35%)
          Low Charge Level (65 bps)                                6.32                                                (26.94%)
2001                                              60,703,791       8.46      513,314,354          1.25%           -    (29.43%)
DEAM SMALL-CAP VALUE(11)
2004                                               7,655,375              $  106,465,641   0.65 - 2.50%       0.17%
          High Charge Level (250 bps)                           $ 12.71                                                 27.11%(39)
          Low Charge Level (65 bps)                               13.34                                                 21.32%
2003                                               4,135,661                  46,726,995   0.65 - 2.40%       0.06%
          High Charge Level (240 bps)                             14.11                                                 40.02%
          Low Charge Level (65 bps)                               11.00                                                 42.52%
2002                                               1,070,115                   8,255,419   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                                7.72                                                (15.33%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
FEDERATED AGGRESSIVE GROWTH
2004                                              24,666,221              $  346,354,336   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.64                                                 26.40%(39)
          Low Charge Level (65 bps)                               10.38                                                 22.26%
2003                                              17,696,713                 186,698,252   0.65 - 2.40%           -
          High Charge Level (240 bps)                             16.30                                                 65.43%
          Low Charge Level (65 bps)                                8.49                                                 68.39%
2002                                               7,054,451                  38,807,731   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                5.04                                                (29.65%)
2001                                               6,499,066       7.10       46,167,956          1.25%       0.02%    (21.73%)
GABELLI ALL-CAP VALUE(13)
2004                                              15,879,105              $  191,480,729   0.65 - 2.50%       0.27%
          High Charge Level (250 bps)                           $ 12.11                                                 21.08%(39)
          Low Charge Level (65 bps)                               11.93                                                 14.57%
2003                                              17,029,290                 178,003,502   0.65 - 2.40%       0.68%
          High Charge Level (240 bps)                             13.31                                                 32.60%
          Low Charge Level (65 bps)                               10.41                                                 34.97%
2002                                              14,512,425                 110,954,956   0.65 - 2.40%       0.72%
          High Charge Level (240 bps)                             10.04                                                  0.04%
          Low Charge Level (65 bps)                                7.71                                                (21.23%)
2001                                              14,934,570       9.71      144,955,652          1.25%       0.03%     (3.55%)
GOLDMAN SACHS CONCENTRATED GROWTH(12)
2004                                              42,899,031              $  941,718,599   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.54                                                  5.45%(39)
          Low Charge Level (65 bps)                               22.68                                                  3.02%
2003                                              49,868,112               1,118,525,070   0.65 - 2.40%       0.34%
          High Charge Level (240 bps)                             11.56                                                 22.24%
          Low Charge Level (65 bps)                               22.02                                                 24.43%
2002                                              60,039,938               1,118,623,901   0.65 - 2.40%       0.81%
          High Charge Level (240 bps)                              9.46                                                 (0.66%)
          Low Charge Level (65 bps)                               17.69                                                (30.29%)
2001                                              84,116,221      27.71    2,331,057,650          1.25%           -    (32.63%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
GOLDMAN SACHS HIGH YIELD BOND(14)
2004                                              53,426,855              $  798,600,066   0.65 - 2.50%       7.93%
          High Charge Level (250 bps)                           $ 11.24                                                 12.45%(39)
          Low Charge Level (65 bps)                               17.55                                                 10.36%
2003                                              61,278,267                 860,658,494   0.65 - 2.40%       6.36%
          High Charge Level (240 bps)                             12.17                                                 18.67%
          Low Charge Level (65 bps)                               15.90                                                 20.80%
2002                                              47,108,149                 571,448,702   0.65 - 2.40%      10.51%
          High Charge Level (240 bps)                             10.26                                                  0.31%
          Low Charge Level (65 bps)                               13.17                                                 (0.61%)
2001                                              39,130,467      12.64      494,603,861          1.25%      10.89%     (1.26%)
GOLDMAN SACHS MID-CAP GROWTH
2004                                              38,744,379              $  273,819,442   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.91                                                 19.11%(39)
          Low Charge Level (65 bps)                                4.28                                                 15.60%
2003                                              30,464,599                 158,036,066   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.68                                                 28.44%
          Low Charge Level (65 bps)                                3.70                                                 30.74%
2002                                              18,856,270                  59,604,210   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.87                                                 (0.16%)
          Low Charge Level (65 bps)                                2.83                                                (27.93%)
2001                                              17,045,776       3.88       66,137,168          1.25%       0.08%    (41.01%)
GOLDMAN SACHS SMALL-CAP VALUE
2004                                              14,436,484              $  314,030,585   0.65 - 2.25%       0.22%
          High Charge Level (225 bps)                           $ 19.58                                                 17.47%
          Low Charge Level (65 bps)                               23.85                                                 19.39%
2003                                              18,000,465                 334,075,526   0.65 - 2.25%       0.81%
          High Charge Level (225 bps)                             16.67                                                 37.91%
          Low Charge Level (65 bps)                               19.98                                                 40.17%
2002                                              22,931,650                 308,288,769   0.65 - 2.40%       0.42%
          High Charge Level (240 bps)                             10.09                                                  0.11%
          Low Charge Level (65 bps)                               14.25                                                 (8.53%)
2001                                              26,220,860      15.12      396,338,558          1.25%           -      8.37%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
HOTCHKIS & WILEY LARGE CAP VALUE(15)
2004                                              31,863,491              $  621,342,337   0.65 - 2.50%       1.54%
          High Charge Level (250 bps)                           $ 11.75                                                 17.47%(39)
          Low Charge Level (65 bps)                               23.29                                                 14.70%
2003                                              34,631,684                 624,660,252   0.65 - 2.40%       2.46%
          High Charge Level (240 bps)                             11.58                                                 17.06%
          Low Charge Level (65 bps)                               20.31                                                 19.16%
2002                                              41,317,234                 646,536,064   0.65 - 2.40%       2.87%
          High Charge Level (240 bps)                              9.89                                                 (0.13%)
          Low Charge Level (65 bps)                               17.04                                                (18.02%)
2001                                              48,595,962      19.84      964,044,028          1.25%       2.30%     (9.87%)
JP MORGAN INTERNATIONAL EQUITY(16)
2004                                              17,053,738              $  373,795,987   0.65 - 2.50%       1.11%
          High Charge Level (250 bps)                           $ 12.32                                                 23.22%(39)
          Low Charge Level (65 bps)                               19.19                                                 16.35%
2003                                              15,962,091              $  332,695,658   0.65 - 2.40%       0.78%
          High Charge Level (240 bps)                             12.68                                                 27.47%
          Low Charge Level (65 bps)                               16.49                                                 29.75%
2002                                              18,007,797                 311,089,214   0.65 - 2.40%       0.68%
          High Charge Level (240 bps)                              9.95                                                 (0.06%)
          Low Charge Level (65 bps)                               12.71                                                (18.95%)
2001                                              17,388,860      24.28      422,244,622          1.25%       0.19%    (23.83%)
LORD ABBETT BOND DEBENTURE
2004                                              34,380,893              $  430,121,762   0.65 - 2.50%       3.22%
          High Charge Level (250 bps)                           $ 10.88                                                  8.81%(39)
          Low Charge Level (65 bps)                               13.03                                                  6.72%
2003                                              29,164,454                 345,376,922   0.65 - 2.40%       3.32%
          High Charge Level (240 bps)                             11.85                                                 15.90%
          Low Charge Level (65 bps)                               12.21                                                 17.97%
2002                                              16,189,211                 163,890,817   0.65 - 2.40%       2.62%
          High Charge Level (240 bps)                             10.23                                                  0.27%
          Low Charge Level (65 bps)                               10.35                                                 (0.25%)
2001                                               5,506,982      10.28       56,635,959          1.25%       0.04%      1.59%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
LSV INTERNATIONAL VALUE(17)
2004                                              12,659,807              $  173,233,229   0.65 - 2.50%       1.33%
          High Charge Level (250 bps)                           $ 12.70                                                 27.05%(39)
          Low Charge Level (65 bps)                               14.86                                                 20.25%
2003                                              12,065,446                 139,254,627   0.65 - 2.40%       0.55%
          High Charge Level (240 bps)                             12.79                                                 30.70%
          Low Charge Level (65 bps)                               12.36                                                 33.04%
2002                                              11,076,317                  97,152,235   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.78                                                 (0.26%)
          Low Charge Level (65 bps)                                9.29                                                (17.57%)
2001                                              13,627,264      10.77      146,801,965          1.25%           -    (33.17%)
MARSICO CAPITAL GROWTH
2004                                             153,173,872              $2,275,905,827   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.61                                                 16.07%(39)
          Low Charge Level (65 bps)                               17.88                                                 14.92%
2003                                             124,377,969               1,688,227,674   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.23                                                 28.58%
          Low Charge Level (65 bps)                               15.56                                                 30.88%
2002                                              96,160,163               1,064,090,824   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.59%)
          Low Charge Level (65 bps)                               11.89                                                (16.11%)
2001                                              85,895,802      13.74    1,180,585,665          1.25%           -    (22.81%)
MFS GLOBAL EQUITY
2004                                              13,547,904              $  164,748,455   0.65 - 2.50%       0.18%
          High Charge Level (250 bps)                           $ 12.40                                                 23.99%(39)
          Low Charge Level (65 bps)                               11.78                                                 17.62%
2003                                              10,003,157                 101,775,060   0.65 - 2.40%       0.16%
          High Charge Level (240 bps)                             12.24                                                 24.09%
          Low Charge Level (65 bps)                               10.01                                                 26.31%
2002                                               7,511,785                  59,353,705   0.65 - 2.40%       0.01%
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                7.93                                                (12.83%)
2001                                               5,806,567       8.94       51,931,371          1.25%           -    (11.23%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
MFS GROWTH 7
2004                                              66,403,925              $  529,399,374   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.00                                                 10.03%(39)
          Low Charge Level (65 bps)                                7.81                                                  9.96%
2003                                              82,050,979                 587,305,149   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.35                                                 19.95%
          Low Charge Level (65 bps)                                7.10                                                 22.10%
2002                                              90,640,344                 520,897,076   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.46                                                 (0.65%)
          Low Charge Level (65 bps)                                5.82                                                (28.64%)
2001                                             117,716,242       8.02      943,892,034          1.25%       0.00%    (22.78%)
MONEY MARKET
2004                                             113,670,469              $1,340,662,110   0.65 - 2.50%       0.85%
          High Charge Level (250 bps)                            $ 9.79                                                 (2.12%)(39)
          Low Charge Level (65 bps)                               13.83                                                  0.18%
2003                                             142,666,269               1,735,626,811   0.65 - 2.40%       0.64%
          High Charge Level (240 bps)                              9.80                                                 (1.79%)
          Low Charge Level (65 bps)                               13.80                                                 (0.03%)
2002                                             214,020,495               2,711,656,868   0.65 - 2.40%       1.28%
          High Charge Level (240 bps)                              9.98                                                 (0.02%)
          Low Charge Level (65 bps)                               13.81                                                  0.63%
2001                                             184,612,059      13.24    2,445,129,183          1.25%       3.59%      2.32%
NEUBERGER & BERMAN MID-CAP GROWTH
2004                                              24,054,656              $  391,202,244   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.70                                                 17.03%(39)
          Low Charge Level (65 bps)                               20.32                                                 15.31%
2003                                              23,386,566                 350,659,691   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.11                                                 27.43%
          Low Charge Level (65 bps)                               17.62                                                 29.72%
2002                                              22,949,001                 280,546,742   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.60%)
          Low Charge Level (65 bps)                               13.59                                                (31.66%)
2001                                              25,717,164      18.95      487,415,278          1.25%           -    (26.83%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
NEUBERGER & BERMAN MID-CAP VALUE
2004                                              57,066,120              $1,293,638,403   0.65 - 2.50%       0.10%
          High Charge Level (250 bps)                           $ 12.97                                                 29.75%(39)
          Low Charge Level (65 bps)                               29.33                                                 22.04%
2003                                              49,659,568               1,011,755,055   0.65 - 2.40%       0.21%
          High Charge Level (240 bps)                             13.27                                                 33.05%
          Low Charge Level (65 bps)                               24.04                                                 35.44%
2002                                              45,014,353                 750,296,836   0.65 - 2.40%       0.52%
          High Charge Level (240 bps)                              9.97                                                 (0.03%)
          Low Charge Level (65 bps)                               17.75                                                (11.14%)
2001                                              47,298,313      20.16      953,653,982          1.25%       0.14%     (4.39%)
PIMCO LIMITED MATURITY BOND
2004                                              98,739,357              $1,227,262,121   0.65 - 2.50%       3.16%
          High Charge Level (250 bps)                            $ 9.96                                                 (0.42%)(39)
          Low Charge Level (65 bps)                               15.64                                                  1.40%
2003                                              74,965,699              $  998,795,158   0.65 - 2.40%       2.15%
          High Charge Level (240 bps)                             10.16                                                  0.81%
          Low Charge Level (65 bps)                               15.42                                                  2.61%
2002                                              76,971,617               1,051,871,089   0.65 - 2.40%       4.35%
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                               15.03                                                  5.52%
2001                                              42,410,807      13.61      577,333,950          1.25%       4.57%      6.46%
PIMCO TOTAL RETURN BOND(10)
2004                                             153,052,987              $2,195,639,666   0.65 - 2.50%       3.96%
          High Charge Level (250 bps)                           $ 10.32                                                  3.15%(39)
          Low Charge Level (65 bps)                               19.18                                                  4.28%
2003                                             138,372,942               2,076,469,346   0.65 - 2.40%       3.64%
          High Charge Level (240 bps)                             10.45                                                  2.79%
          Low Charge Level (65 bps)                               18.39                                                  4.64%
2002                                             141,069,615               2,216,132,059   0.65 - 2.40%       3.90%
          High Charge Level (240 bps)                             10.16                                                  0.20%
          Low Charge Level (65 bps)                               17.58                                                  8.51%
2001                                              99,028,465      15.46    1,530,902,033          1.25%       4.73%      7.34%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
SANFORD BERNSTEIN CORE VALUE
2004                                              22,498,194              $  285,690,093   0.65 - 2.50%       1.31%
          High Charge Level (250 bps)                           $ 11.86                                                 18.64%(39)
          Low Charge Level (65 bps)                               12.55                                                 13.18%
2003                                              17,015,358                 190,735,631   0.65 - 2.40%       0.72%
          High Charge Level (240 bps)                             12.62                                                 25.23%
          Low Charge Level (65 bps)                               11.09                                                 27.48%
2002                                              22,845,449                 198,131,794   0.65 - 2.40%       0.18%
          High Charge Level (240 bps)                             10.07                                                  0.09%
          Low Charge Level (65 bps)                                8.70                                                (13.81%)
2001                                               4,207,869      10.04       42,266,883          1.25%           -      0.30%
SANFORD BERNSTEIN MANAGED INDEX 500
2004                                              43,544,187              $  544,671,811   0.65 - 2.50%       0.84%
          High Charge Level (250 bps)                           $ 11.31                                                 13.13%(39)
          Low Charge Level (65 bps)                               13.51                                                  9.27%
2003                                              44,902,347                 520,581,722   0.65 - 2.40%       1.20%
          High Charge Level (240 bps)                             12.18                                                 24.26%
          Low Charge Level (65 bps)                               12.36                                                 26.49%
2002                                              45,680,242                 424,773,411   0.65 - 2.40%       1.15%
          High Charge Level (240 bps)                              9.80                                                 (0.24%)
          Low Charge Level (65 bps)                                9.77                                                (21.15%)
2001                                              48,018,721      12.03      577,437,079          1.25%       0.22%    (11.28%)
SMALL-CAP VALUE(18)
2004                                              53,138,535              $  909,574,910   0.65 - 2.50%       0.01%
          High Charge Level (250 bps)                           $ 12.11                                                 21.08%(39)
          Low Charge Level (65 bps)                               20.52                                                 15.68%
2003                                              49,565,293              $  763,347,794   0.65 - 2.40%       0.18%
          High Charge Level (240 bps)                             13.35                                                 32.53%
          Low Charge Level (65 bps)                               17.74                                                 34.90%
2002                                              40,876,983                 493,562,701   0.65 - 2.40%       0.45%
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                               13.15                                                 (9.97%)
2001                                              35,483,530      14.08      499,641,677          1.25%       0.48%      5.48%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
STATE STEET RESEARCH SMALL-CAP
GROWTH(19)
2004                                              14,656,495              $  221,443,824   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 9.32                                                 (6.75%)(39)
          Low Charge Level (65 bps)                               18.07                                                 (7.55%)
2003                                              19,781,570                 328,021,254   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.43                                                 41.76%
          Low Charge Level (65 bps)                               19.55                                                 44.30%
2002                                              20,229,481                 246,736,903   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.47                                                 (0.64%)
          Low Charge Level (65 bps)                               13.55                                                (34.83%)
2001                                              23,048,821      19.84      457,181,229          1.25%           -     (7.78%)
T. ROWE PRICE ASSET ALLOCATION
2004                                              22,590,070              $  422,820,758   0.65 - 2.50%       1.49%
          High Charge Level (250 bps)                           $ 11.35                                                 13.48%(39)
          Low Charge Level (65 bps)                               23.17                                                 10.45%
2003                                              19,492,726                 353,143,102   0.65 - 2.40%       2.41%
          High Charge Level (240 bps)                             12.05                                                 21.04%
          Low Charge Level (65 bps)                               20.98                                                 23.21%
2002                                              16,819,288                 264,454,961   0.65 - 2.40%       2.90%
          High Charge Level (240 bps)                              9.96                                                 (0.05%)
          Low Charge Level (65 bps)                               17.03                                                (10.47%)
2001                                              17,579,107      18.15      319,046,785          1.25%       3.10%     (6.13%)
T. ROWE PRICE GLOBAL BOND
2004                                              26,801,980              $  360,549,474   0.65 - 2.50%       5.66%
          High Charge Level (250 bps)                           $ 10.94                                                  9.41%(39)
          Low Charge Level (65 bps)                               15.42                                                  7.93%
2003                                              17,474,718                 227,916,652   0.65 - 2.40%       3.34%
          High Charge Level (240 bps)                             11.35                                                 10.15%
          Low Charge Level (65 bps)                               14.28                                                 12.13%
2002                                              17,341,771                 208,097,688   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.31                                                  0.37%
          Low Charge Level (65 bps)                               12.74                                                 14.28%
2001                                               9,668,062      10.62      102,653,229          1.25%           -      1.22%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
T. ROWE PRICE NATURAL RESOURCES
2004                                               9,328,133              $  235,649,553   0.65 - 2.50%       0.98%
          High Charge Level (250 bps)                           $ 14.36                                                 43.58%(39)
          Low Charge Level (65 bps)                               33.46                                                 30.34%
2003                                               8,214,933                 168,885,192   0.65 - 2.40%       1.40%
          High Charge Level (240 bps)                             13.60                                                 30.32%
          Low Charge Level (65 bps)                               25.68                                                 32.65%
2002                                               6,946,347                 121,238,963   0.65 - 2.40%       1.61%
          High Charge Level (240 bps)                             10.43                                                  0.52%
          Low Charge Level (65 bps)                               19.36                                                 (6.15%)
2001                                               6,565,088      19.71      129,428,870          1.25%       1.14%     (0.71%)
WILLIAM BLAIR INTERNATIONAL GROWTH(9)
2004                                              85,370,725              $1,326,329,125   0.65 - 2.50%       0.73%
          High Charge Level (250 bps)                           $ 11.94                                                 19.36%(39)
          Low Charge Level (65 bps)                               16.65                                                 15.40%
2003                                              46,081,888                 628,233,135   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.28                                                 36.72%
          Low Charge Level (65 bps)                               14.43                                                 39.17%
2002                                              31,110,564                 308,793,205   0.65 - 2.40%       4.13%
          High Charge Level (240 bps)                              9.71                                                 (0.35%)
          Low Charge Level (65 bps)                               10.37                                                (26.15%)
2001                                              40,507,419      13.54      548,295,456          1.25%       6.01%    (24.62%)

DAVIS FUNDS:
DAVIS - VALUE
2004                                                 772,859              $    7,960,954   1.40 - 1.65%       0.87%
          High Charge Level (165 bps)                           $ 14.13                                                 10.47%
          Low Charge Level (140 bps)                              10.23                                                 10.75%
2003                                                 737,092              $    6,826,770   1.40 - 1.65%       0.86%
          High Charge Level (165 bps)                             12.79                                                 27.62%
          Low Charge Level (140 bps)                               9.24                                                 27.94%
2002                                                 660,802                   4,771,411   1.40 - 2.15%       0.70%
          High Charge Level (215 bps)                             10.02                                                  0.02%
          Low Charge Level (140 bps)                               7.22                                                (17.43%)
2001                                                 617,727       8.75        5,402,164          1.25%           -    (12.01%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
EVERGREEN FUNDS:
VA FOUNDATION
2004                                                 808,522              $    7,494,729   1.40 - 1.65%       0.88%
          High Charge Level (165 bps)                           $ 10.88                                                  4.55%
          Low Charge Level (140 bps)                               9.27                                                  4.82%
2003                                                 886,775              $    7,842,305   1.40 - 1.65%       2.25%
          High Charge Level (165 bps)                             10.40                                                 13.86%
          Low Charge Level (140 bps)                               8.84                                                 14.15%
2002                                                 949,349                   7,354,951   1.40 - 2.40%       2.12%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (140 bps)                               7.75                                                (10.93%)
2001                                               1,019,799       8.70        8,870,162          1.25%       2.32%     (9.85%)
VA FUND(20)
2004                                                 255,477              $    2,846,051   1.40 - 1.65%       0.22%
          High Charge Level (165 bps)                           $ 11.11                                                  6.60%
          Low Charge Level (140 bps)                              11.14                                                  6.87%
2003                                                 285,261                   2,973,771   1.40 - 1.65%           -
          High Charge Level (165 bps)                             10.42                                                  0.31%
          Low Charge Level (140 bps)                              10.42                                                  0.31%
VA GROWTH & INCOME(21)
2004                                                 554,636              $    6,260,925   1.40 - 1.65%       1.19%
          High Charge Level (165 bps)                           $ 11.26                                                  7.40%
          Low Charge Level (140 bps)                              11.29                                                  7.68%
2003                                                 574,860                   6,026,736   1.40 - 1.65%       0.03%
          High Charge Level (165 bps)                             10.48                                                  0.36%
          Low Charge Level (140 bps)                              10.48                                                  0.36%
VA INTERNATIONAL EQUITY(22)
2004                                               2,417,477              $   31,264,027   0.65 - 2.50%       1.57%
          High Charge Level (250 bps)                           $ 12.36                                                 23.58%(39)
          Low Charge Level (65 bps)                               12.39                                                 18.43%
2003                                               1,729,998                  18,720,657   0.65 - 2.40%       8.52%
          High Charge Level (240 bps)                             12.71                                                 28.03%
          Low Charge Level (65 bps)                               10.46                                                  0.34%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                  45,975                     377,265   1.40 - 2.40%       1.43%
          High Charge Level (240 bps)                              9.92                                                 (0.09%)
          Low Charge Level (140 bps)                               8.21                                                (11.72%)
2001                                                  45,358       9.30          421,638          1.25%       0.47%    (16.80%)
VA OMEGA
2004                                               4,623,843              $   39,972,378   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.92                                                  9.16%(39)
          Low Charge Level (65 bps)                                9.97                                                  6.52%
2003                                               3,868,364                  28,768,390   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.13                                                 36.68%
          Low Charge Level (65 bps)                                9.36                                                 39.13%
2002                                               2,670,586                  13,350,314   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.61                                                 (0.47%)
          Low Charge Level (65 bps)                                6.73                                                (25.87%)
2001                                               2,585,848       6.71       17,341,986          1.25%           -    (10.73%)
VA SPECIAL EQUITY
2004                                               4,635,898              $   55,301,162   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.53                                                  5.26%(39)
          Low Charge Level (65 bps)                               11.65                                                  5.15%
2003                                               5,050,359                  55,977,860   0.65 - 2.25%           -
          High Charge Level (225 bps)                              8.83                                                 48.56%
          Low Charge Level (65 bps)                               11.08                                                 50.98%
2002                                               2,553,384                  18,350,688   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.85                                                 (0.18%)
          Low Charge Level (65 bps)                                7.34                                                (27.65%)
2001                                               2,540,062       9.98       25,340,271          1.25%           -     (9.39%)
VA SPECIAL VALUES
2004                                                 321,764              $    5,913,725   1.40 - 1.65%       1.03%
          High Charge Level (165 bps)                           $ 15.43                                                 18.38%
          Low Charge Level (140 bps)                              18.61                                                 18.69%
2003                                                 312,372                   4,886,867   1.40 - 1.65%       0.12%
          High Charge Level (165 bps)                             13.03                                                 27.38%
          Low Charge Level (140 bps)                              15.68                                                 27.70%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 318,168                   3,907,168   1.40 - 2.15%       2.25%
          High Charge Level (215 bps)                             10.22                                                  0.27%
          Low Charge Level (140 bps)                              12.28                                                (13.82%)
2001                                                 258,972      14.25        3,690,353          1.25%       0.33%     16.46%
VA STRATEGIC INCOME
2004                                                 476,068              $    6,826,476   1.40 - 1.65%       4.60%
          High Charge Level (165 bps)                           $ 12.55                                                  6.62%
          Low Charge Level (140 bps)                              14.38                                                  6.89%
2003                                                 520,820                   7,001,850   1.40 - 1.65%           -
          High Charge Level (165 bps)                             11.77                                                 14.47%
          Low Charge Level (140 bps)                              13.45                                                 14.76%
2002                                                 500,680                   5,868,995   1.40 - 2.15%       6.52%
          High Charge Level (215 bps)                             10.28                                                  0.33%
          Low Charge Level (140 bps)                              11.72                                                 13.91%
2001                                                 341,316      10.29        3,512,462          1.25%       8.57%      4.72%

FIRST TRUST:
10 UNCOMMON VALUES
2004                                               2,084,738              $    9,808,491   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 14.39                                                  9.23%
          Low Charge Level (65 bps)                                4.50                                                 10.62%
2003                                               2,247,231                   9,486,380   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.17                                                 34.35%
          Low Charge Level (65 bps)                                4.07                                                 36.06%
2002                                               2,222,766                   6,759,630   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.80                                                 (0.24%)
          Low Charge Level (65 bps)                                2.99                                                (37.26%)
2001                                               2,255,266       4.72       10,636,782          1.25%           -    (36.54%)
ENERGY
2004                                                 210,626              $    3,746,228   1.00 - 1.25%           -
          High Charge Level (125 bps)                           $ 17.79                                                 30.39%
          Low Charge Level (100 bps)                              17.79                                                 30.72%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                                 208,614              $    2,838,672   1.00 - 1.25%           -
          High Charge Level (125 bps)                             13.65                                                 30.08%
          Low Charge Level (100 bps)                              13.61                                                 30.41%
2002                                                 228,757                   2,386,671   1.00 - 1.75%           -
          High Charge Level (175 bps)                             10.49                                                  0.58%
          Low Charge Level (100 bps)                              10.43                                                 (5.47%)
FINANCIAL SERVICES
2004                                                 318,758              $    4,641,362   1.00 - 1.25%           -
          High Charge Level (125 bps)                           $ 14.57                                                 13.97%
          Low Charge Level (100 bps)                              14.56                                                 14.26%
2003                                                 373,550                   4,761,175   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.78                                                 31.34%
          Low Charge Level (100 bps)                              12.74                                                 31.67%
2002                                                 382,046                   3,697,575   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.73                                                 (0.33%)
          Low Charge Level (100 bps)                               9.68                                                (15.24%)
GLOBAL TARGET(15)(23)
2004                                               1,858,147              $   22,623,931   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.78                                                 17.80%(39)
          Low Charge Level (65 bps)                               11.93                                                 12.65%
2003                                                 286,091                   3,049,311   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.96                                                 32.43%
          Low Charge Level (100 bps)                              10.59                                                 32.76%
2002                                                 293,636                   2,341,685   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.78                                                 (0.27%)
          Low Charge Level (100 bps)                               7.97                                                (15.55%)
NASDAQ TARGET(15)(23)
2004                                                 747,603              $    7,024,218   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 10.64                                                 19.52%
          Low Charge Level (65 bps)                               10.73                                                 20.53%
2003                                                 569,649                   5,070,373          1.00%           -
          High Charge Level (100 bps)                              8.90                                                 34.66%
          Low Charge Level (100 bps)                               8.90                                                 34.66%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 621,380                   4,107,326   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.71                                                 (2.85%)
          Low Charge Level (100 bps)                               6.61                                                (26.90%)
PHARMACEUTICAL
2004                                                 358,811              $    3,536,157   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.26                                                 (1.92%)
          Low Charge Level (100 bps)                               9.75                                                 (1.71%)
2003                                                 411,777                   4,119,206   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.48                                                 18.16%
          Low Charge Level (100 bps)                               9.92                                                 18.46%
2002                                                 412,689                   3,456,678   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.71                                                 (0.35%)
          Low Charge Level (100 bps)                               8.37                                                (29.05%)
S&P TARGET(24)(23)
2004                                               1,433,496              $   14,152,134   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.68                                                  6.85%(39)
          Low Charge Level (65 bps)                               10.82                                                 48.18%
2003                                                 757,111              $    5,553,070   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.89                                                 22.55%
          Low Charge Level (100 bps)                               7.30                                                 22.86%
2002                                                 802,267                   4,767,379   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.69                                                 (0.37%)
          Low Charge Level (100 bps)                               5.94                                                (15.46%)
TARGET MANAGED VIP(23)
2004                                               9,571,243              $  108,507,923   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.26                                                 12.58%(39)
          Low Charge Level (65 bps)                               11.40                                                 36.28%
2003                                               2,174,647                  20,497,349   1.00 - 1.25%           -
          High Charge Level (125 bps)                             13.20                                                 33.25%
          Low Charge Level (100 bps)                               8.36                                                 33.58%
2002                                               1,908,301                  12,064,638   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.90                                                 (0.12%)
          Low Charge Level (100 bps)                               6.26                                                (21.79%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
TECHNOLOGY
2004                                                 355,175              $    1,694,457   1.00 - 1.00%           -
          High Charge Level (100 bps)                            $ 4.77                                                  0.19%
          Low Charge Level (100 bps)                               4.77                                                  0.19%
2003                                                 435,367                   2,073,039          1.00%           -
          High Charge Level (100 bps)                              4.76                                                 45.14%
          Low Charge Level (100 bps)                               4.76                                                 45.14%
2002                                                 450,643                   1,478,398   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.40                                                 (5.97%)
          Low Charge Level (100 bps)                               3.28                                                (42.04%)
THE DOW DART(10)(23)
2004                                               1,295,452              $   12,754,366   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.42                                                  4.21%(39)
          Low Charge Level (65 bps)                               10.55                                                 31.55%
2003                                                 527,356                   4,269,659   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.05                                                 18.42%
          Low Charge Level (100 bps)                               8.02                                                 18.72%
2002                                                 624,380                   4,217,784   1.00 - 1.75%           -
          High Charge Level (175 bps)                             10.17                                                  0.20%
          Low Charge Level (100 bps)                               6.76                                                (19.09%)
VALUE LINE TARGET(25)(23)
2004                                               2,730,172              $   21,764,275   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 12.57                                                292.72%
          Low Charge Level (65 bps)                               12.67                                                296.02%
2003                                               1,541,426                   4,932,457          1.00%           -
          High Charge Level (100 bps)                              3.20                                                 39.52%
          Low Charge Level (100 bps)                               3.20                                                 39.52%
2002                                               1,300,318                   2,982,318   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.94                                                 (0.57%)
          Low Charge Level (100 bps)                               2.29                                                (43.46%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
GARTMORE FUNDS(29)
GVIT DEVELOPING MARKETS
2004                                              15,104,933              $  185,833,186   0.65 - 2.50%       0.55%
          High Charge Level (250 bps)                           $ 12.70                                                 27.03%(39)
          Low Charge Level (65 bps)                               11.46                                                 19.00%
2003                                              16,006,678              $  157,916,220   0.65 - 2.40%       0.08%
          High Charge Level (240 bps)                             15.47                                                 55.87%
          Low Charge Level (65 bps)                                9.63                                                 58.66%
2002                                              12,059,215                  70,889,469   0.65 - 2.40%       0.13%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (65 bps)                                6.07                                                (10.27%)
2001                                              14,095,135       6.50       91,629,764          1.25%           -     (8.26%)

LIBERTY VS FUNDS:
ASSET ALLOCATION VS(24)
2004                                               1,615,224              $   20,666,117   1.00 - 1.00%           -
          High Charge Level (100 bps)                           $ 12.79                                                  6.39%
          Low Charge Level (100 bps)                              12.79                                                  6.39%
2003                                               2,207,046                  26,543,155          1.00%           -
          High Charge Level (100 bps)                             12.03                                                 15.10%
          Low Charge Level (100 bps)                              12.03                                                 15.10%
COLUMBIA HIGH YIELD VS
2004                                                  73,544              $    1,029,108   1.00 - 1.00%       5.02%
          High Charge Level (100 bps)                           $ 13.99                                                  5.99%
          Low Charge Level (100 bps)                              13.99                                                  5.99%
2003                                                 104,701                   1,382,325          1.00%       6.50%
          High Charge Level (100 bps)                             13.20                                                 11.25%
          Low Charge Level (100 bps)                              13.20                                                 11.25%
2002                                                 112,694                   1,337,459   1.00 - 1.25%       0.13%
          High Charge Level (125 bps)                             10.14                                                  1.40%
          Low Charge Level (100 bps)                              11.87                                                  1.71%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
COLUMBIA REAL ESTATE EQUITY VS
2004                                                  27,977                   $ 545,899   1.00 - 1.00%       4.98%
          High Charge Level (100 bps)                           $ 19.51                                                 29.34%
          Low Charge Level (100 bps)                              19.51                                                 29.34%
2003                                                  42,830                     646,143          1.00%       2.38%
          High Charge Level (100 bps)                             15.09                                                 32.36%
          Low Charge Level (100 bps)                              15.09                                                 32.36%
2002                                                  57,215                     652,147   1.00 - 1.25%       0.21%
          High Charge Level (125 bps)                             10.37                                                  3.67%
          Low Charge Level (100 bps)                              11.40                                                  1.54%
EQUITY VS(25)
2004                                               1,039,166              $   20,431,939   1.00 - 1.25%       0.62%
          High Charge Level (125 bps)                           $ 12.48                                                (32.43%)
          Low Charge Level (100 bps)                              19.67                                                  6.46%
2003                                               1,440,181              $   26,604,334          1.00%       0.34%
          High Charge Level (100 bps)                             18.47                                                 22.89%
          Low Charge Level (100 bps)                              18.47                                                 22.89%
2002                                               1,675,255                  25,181,706   1.00 - 1.25%       0.03%
          High Charge Level (125 bps)                              9.59                                                 (4.10%)
          Low Charge Level (100 bps)                              15.03                                                (28.36%)
FEDERAL SECURITIES VS(27)
2004                                                 471,593              $    4,680,588   1.00 - 1.00%           -
          High Charge Level (100 bps)                            $ 9.93                                                 (1.98%)
          Low Charge Level (100 bps)                               9.93                                                 (1.98%)
2003                                                 781,490                   7,912,658          1.00%           -
          High Charge Level (100 bps)                             10.13                                                  0.93%
          Low Charge Level (100 bps)                              10.13                                                  0.93%
MONEY MARKET VS(26)
2004                                                 400,355              $    3,987,940   1.00 - 1.00%       0.83%
          High Charge Level (100 bps)                            $ 9.96                                                 (0.14%)
          Low Charge Level (100 bps)                               9.96                                                 (0.14%)
2003                                                 591,046                   5,895,419          1.00%       0.13%
          High Charge Level (100 bps)                              9.97                                                 (0.19%)
          Low Charge Level (100 bps)                               9.97                                                 (0.19%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
SMALL COMPANY GROWTH VS(28)
2004                                                 114,071              $    1,891,983   1.00 - 1.00%           -
          High Charge Level (100 bps)                           $ 16.59                                                 10.36%
          Low Charge Level (100 bps)                              16.59                                                 10.36%
2003                                                 151,571                   2,277,895          1.00%           -
          High Charge Level (100 bps)                             15.03                                                 36.51%
          Low Charge Level (100 bps)                              15.03                                                 36.51%

PROFUNDS:
VP ASIA(30)
2004                                               3,205,324              $   40,955,033   0.65 - 2.50%       0.29%
          High Charge Level (250 bps)                           $ 10.10                                                  1.03%(39)
          Low Charge Level (65 bps)                               12.63                                                 (1.19%)
2003                                               3,845,051                  49,126,629   0.65 - 2.25%       0.07%
          High Charge Level (225 bps)                             10.43                                                  0.93%
          Low Charge Level (65 bps)                               12.78                                                 63.85%
2002                                               2,391,617                  18,578,331   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                7.80                                                (14.75%)
VP BANKS
2004                                               1,047,097              $   13,102,246   0.65 - 2.50%       0.45%
          High Charge Level (250 bps)                           $ 11.54                                                 15.43%(39)
          Low Charge Level (65 bps)                               12.31                                                 11.04%
2003                                                 517,386                   5,759,217   0.65 - 2.40%       0.90%
          High Charge Level (240 bps)                             12.79                                                 26.28%
          Low Charge Level (65 bps)                               11.08                                                 28.55%
2002                                                 673,432                   5,781,431   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.13                                                  0.15%
          Low Charge Level (65 bps)                                8.62                                                 (9.25%)
VP BASIC MATERIALS
2004                                               2,088,406              $   25,613,720   0.65 - 2.50%       0.29%
          High Charge Level (250 bps)                           $ 12.40                                                 23.96%(39)
          Low Charge Level (65 bps)                               12.19                                                  9.51%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               4,605,719              $   50,922,025   0.65 - 2.15%       0.27%
          High Charge Level (215 bps)                             13.31                                                 28.75%
          Low Charge Level (65 bps)                               11.13                                                 30.72%
2002                                                 454,639                   3,851,799   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.33                                                  0.40%
          Low Charge Level (65 bps)                                8.52                                                 (9.96%)
VP BEAR
2004                                               3,448,238              $   28,156,564   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 8.12                                                (12.53%)
          Low Charge Level (65 bps)                                9.31                                                (10.87%)
2003                                               5,782,535                  53,661,698   0.65 - 2.50%           -
          High Charge Level (250 bps)                              9.29                                                 (7.13%)(39)
          Low Charge Level (65 bps)                               10.45                                                (25.08%)
2002                                               5,916,783                  77,642,614   0.65 - 2.40%       0.29%
          High Charge Level (240 bps)                             10.12                                                  0.15%
          Low Charge Level (65 bps)                               13.95                                                 20.03%
2001                                               3,059,897      11.54       35,300,301          1.25%           -     14.48%
VP BIOTECHNOLOGY
2004                                               2,930,404              $   24,750,681   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 14.56                                                  7.64%
          Low Charge Level (65 bps)                                7.92                                                  9.01%
2003                                               1,929,427                  14,278,862   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.53                                                 37.13%
          Low Charge Level (65 bps)                                7.27                                                 38.88%
2002                                               2,705,640                  14,211,616   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.86                                                 (0.16%)
          Low Charge Level (65 bps)                                5.23                                                (37.92%)
2001                                               5,093,235       8.37       42,620,918          1.25%           -    (15.38%)
VP BULL
2004                                              26,231,728              $  284,796,698   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.21                                                 12.15%(39)
          Low Charge Level (65 bps)                               10.82                                                  8.12%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                              13,720,881                 137,283,735   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.94                                                 22.57%
          Low Charge Level (65 bps)                               10.01                                                 24.77%
2002                                               7,699,930                  61,470,741   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.74                                                 (0.31%)
          Low Charge Level (65 bps)                                8.02                                                (13.28%)
VP CONSUMER GOODS(30)
2004                                                 920,728                   9,971,629   0.65 - 2.40%       0.03%
          High Charge Level (240 bps)                             12.20                                                 14.30%
          Low Charge Level (65 bps)                               10.65                                                  8.54%
2003                                                 244,725                   2,406,488   0.65 - 2.25%       0.38%
          High Charge Level (225 bps)                             10.67                                                  1.48%
          Low Charge Level (65 bps)                                9.81                                                 17.69%
2002                                                 596,903                   4,951,920   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                                8.33                                                (11.19%)
VP CONSUMER SERVICES(31)
2004                                               1,191,661              $   11,878,663   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.66                                                  6.59%(39)
          Low Charge Level (65 bps)                                9.82                                                  6.90%
2003                                                 403,045                   3,777,286   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.59                                                 23.76%
          Low Charge Level (65 bps)                                9.19                                                 25.97%
2002                                                 473,010                   3,438,705   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.37                                                 (0.76%)
          Low Charge Level (65 bps)                                7.29                                                (18.16%)
VP EUROPE(30)
2004                                              10,430,672              $  102,514,046   0.65 - 2.50%       0.14%
          High Charge Level (250 bps)                           $ 12.35                                                 23.53%(39)
          Low Charge Level (65 bps)                                9.24                                                 13.58%
2003                                              12,852,129                 108,778,242   0.65 - 2.25%       0.20%
          High Charge Level (225 bps)                             11.09                                                  2.39%
          Low Charge Level (65 bps)                                8.14                                                 37.83%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                               2,901,626                  17,373,410   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.69                                                 (0.37%)
          Low Charge Level (65 bps)                                5.91                                                (26.25%)
2001                                               5,711,763       7.87       44,975,990          1.25%           -    (25.18%)
VP FINANCIALS(32)
2004                                               2,336,904              $   27,137,818   0.65 - 2.40%       0.28%
          High Charge Level (240 bps)                           $ 13.33                                                  7.38%
          Low Charge Level (65 bps)                               11.03                                                  9.62%
2003                                               1,706,565                  17,790,626   0.65 - 2.15%       0.17%
          High Charge Level (215 bps)                             12.42                                                 26.21%
          Low Charge Level (65 bps)                               10.06                                                 28.15%
2002                                               1,404,659                  11,125,290   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.84                                                 (0.20%)
          Low Charge Level (65 bps)                                7.85                                                (15.44%)
2001                                               2,154,106       9.22       19,854,014          1.25%           -     (7.38%)
VP HEALTH CARE(33)
2004                                               4,052,916              $   37,119,432   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 10.98                                                 (0.10%)
          Low Charge Level (65 bps)                                8.58                                                  1.70%
2003                                               2,641,542                  23,349,294   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.99                                                 14.61%
          Low Charge Level (65 bps)                                8.44                                                 16.66%
2002                                               1,863,359                  13,631,553   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.59                                                 (0.50%)
          Low Charge Level (65 bps)                                7.23                                                (23.19%)
2001                                               3,489,097       9.35       32,629,559          1.25%           -     (6.11%)
VP INDUSTRIALS(34)
2004                                                 808,091              $    9,458,657   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.04                                                 20.42%(39)
          Low Charge Level (65 bps)                               11.45                                                 12.48%
2003                                               1,160,314              $   11,751,557   0.65 - 2.15%           -
          High Charge Level (215 bps)                             12.81                                                 25.64%
          Low Charge Level (65 bps)                               10.18                                                 27.57%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 142,806                   1,134,128   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.20                                                  0.24%
          Low Charge Level (65 bps)                                7.98                                                (13.55%)
VP INTERNET
2004                                               2,333,819              $   41,983,334   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 19.83                                                 18.95%
          Low Charge Level (65 bps)                               18.38                                                 20.47%
2003                                                 986,421                  14,856,990   0.65 - 1.90%           -
          High Charge Level (190 bps)                             16.67                                                 74.61%
          Low Charge Level (65 bps)                               15.25                                                 76.83%
2002                                               3,365,832                  28,883,787   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.55                                                 (0.55%)
          Low Charge Level (65 bps)                                8.63                                                 (9.23%)
VP JAPAN
2004                                               2,765,674              $   27,662,104   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 13.26                                                  4.68%
          Low Charge Level (65 bps)                                9.81                                                  6.86%
2003                                               2,740,092                  25,192,150   0.65 - 2.15%           -
          High Charge Level (215 bps)                             12.67                                                 24.05%
          Low Charge Level (65 bps)                                9.18                                                 25.95%
2002                                                 423,667                   3,072,749   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.21                                                  0.25%
          Low Charge Level (65 bps)                                7.29                                                (18.20%)
VP LARGE CAP GROWTH(35)
2004                                                 337,056              $    3,498,317   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 10.37                                                  0.42%
          Low Charge Level (65 bps)                               10.39                                                  0.44%
VP LARGE CAP VALUE(35)
2004                                                 439,880              $    4,561,092   0.65 - 2.40%           -
          High Charge Level (250 bps)                           $ 10.36                                                  0.41%
          Low Charge Level (65 bps)                               10.38                                                  0.44%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP MID-CAP GROWTH
2004                                               6,820,564              $   75,035,680   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.09                                                 10.86%(39)
          Low Charge Level (65 bps)                               10.87                                                 10.36%
2003                                               4,689,426                  46,542,921   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.25                                                 24.84%
          Low Charge Level (65 bps)                                9.85                                                 27.08%
2002                                               1,951,944                  15,064,969   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.81                                                 (0.23%)
          Low Charge Level (65 bps)                                7.75                                                (15.08%)
VP MID-CAP VALUE
2004                                              10,343,952              $  125,392,453   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.17                                                 21.65%(39)
          Low Charge Level (65 bps)                               11.99                                                 15.21%
2003                                               4,741,994                  50,523,142   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.33                                                 32.49%
          Low Charge Level (65 bps)                               10.41                                                 34.86%
2002                                               1,623,274                  12,488,279   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.06                                                  0.07%
          Low Charge Level (65 bps)                                7.72                                                (15.33%)
VP OIL & GAS(36)
2004                                               6,639,985                  85,038,392   0.65 - 2.50%           -
          High Charge Level (250 bps)                             13.76                                                 37.57%(39)
          Low Charge Level (65 bps)                               11.91                                                 28.51%
2003                                               4,640,216                  44,342,460   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.07                                                 19.34%
          Low Charge Level (65 bps)                                9.26                                                 21.48%
2002                                               2,508,817                  19,239,972   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.11                                                  0.13%
          Low Charge Level (65 bps)                                7.63                                                (17.58%)
2001                                               2,299,149       9.19       21,123,539          1.25%           -     (7.66%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP OTC
2004                                              20,721,420              $  156,072,573   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.88                                                  8.81%(39)
          Low Charge Level (65 bps)                                5.57                                                  7.82%
2003                                              25,158,040              $  153,443,704   0.65 - 2.15%           -
          High Charge Level (215 bps)                             13.44                                                 43.59%
          Low Charge Level (65 bps)                                5.16                                                 45.79%
2002                                              20,541,100                  75,788,475   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.35                                                 (0.78%)
          Low Charge Level (65 bps)                                3.54                                                (39.02%)
2001                                              11,681,189       5.77       67,352,846          1.25%           -    (39.90%)
VP PHARMACEUTICALS
2004                                               1,435,160              $   11,802,195   0.65 - 2.40%           -
          High Charge Level (240 bps)                            $ 8.78                                                (11.40%)
          Low Charge Level (65 bps)                                8.15                                                 (9.81%)
2003                                               1,316,013                  11,849,779   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.91                                                  3.06%
          Low Charge Level (65 bps)                                9.04                                                  4.91%
2002                                                 398,047                   3,413,320   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.62                                                 (0.46%)
          Low Charge Level (65 bps)                                8.62                                                 (9.29%)
VP PRECIOUS METALS
2004                                               5,015,023              $   60,442,016   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.14                                                (12.17%)
          Low Charge Level (65 bps)                               12.10                                                (10.50%)
2003                                               5,642,672                  76,188,651   0.65 - 2.50%           -
          High Charge Level (250 bps)                             11.55                                                 15.49%(39)
          Low Charge Level (65 bps)                               13.52                                                 38.33%
2002                                               5,720,667                  55,647,939   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.30                                                  1.56%
          Low Charge Level (65 bps)                                9.77                                                 (1.54%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP REAL ESTATE
2004                                               4,720,082              $   79,438,026   0.65 - 2.50%       1.89%
          High Charge Level (250 bps)                           $ 13.02                                                 30.20%(39)
          Low Charge Level (65 bps)                               18.01                                                 26.37%
2003                                               2,564,420                  35,195,649   0.65 - 2.15%       2.00%
          High Charge Level (215 bps)                             13.29                                                 30.29%
          Low Charge Level (65 bps)                               14.25                                                 32.29%
2002                                               1,996,929                  20,864,731   0.65 - 2.40%       4.67%
          High Charge Level (240 bps)                             10.20                                                  0.24%
          Low Charge Level (65 bps)                               10.77                                                 (0.63%)
2001                                               3,592,834      10.76       38,669,672          1.25%           -      7.19%
VP RISING RATES OPPORTUNITY
2004                                              16,152,393              $  112,262,614   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 8.28                                                (17.19%)(39)
          Low Charge Level (65 bps)                                6.81                                                (11.47%)
2003                                               5,315,681                  41,217,552   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.07                                                 (6.41%)
          Low Charge Level (65 bps)                                7.69                                                 (4.74%)
2002                                                 889,614                   7,167,747   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.69                                                 (0.38%)
          Low Charge Level (65 bps)                                8.07                                                (12.95%)
VP SEMICONDUCTOR
2004                                               1,507,011              $   10,852,914   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 11.95                                                (25.00%)
          Low Charge Level (65 bps)                                7.35                                                (24.04%)
2003                                               1,915,121              $   18,306,502   0.65 - 1.90%           -
          High Charge Level (190 bps)                             15.93                                                 84.74%
          Low Charge Level (65 bps)                                9.67                                                 87.10%
2002                                                 736,544                   3,789,129   0.65 - 1.90%           -
          High Charge Level (190 bps)                              8.62                                                 (1.66%)
          Low Charge Level (65 bps)                                5.17                                                (32.42%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP SHORT MID-CAP(35)
2004                                                  53,108                   $ 515,185   1.00 - 1.65%           -
          High Charge Level (165 bps)                            $ 9.70                                                 (0.35%)
          Low Charge Level (100 bps)                               9.70                                                 (0.34%)
VP SHORT OTC
2004                                               2,547,075              $   15,078,146   0.65 - 2.40%           -
          High Charge Level (240 bps)                            $ 5.54                                                (13.25%)
          Low Charge Level (65 bps)                                6.09                                                (11.69%)
2003                                               4,453,229                  30,228,856   0.65 - 2.40%       0.76%
          High Charge Level (240 bps)                              6.38                                                (38.81%)
          Low Charge Level (65 bps)                                6.90                                                (37.71%)
2002                                               1,273,948                  14,028,043   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.43                                                  0.52%
          Low Charge Level (65 bps)                               11.07                                                  7.22%
VP SHORT SMALL CAP(35)
2004                                                 268,195              $    2,559,225   1.00 - 1.65%           -
          High Charge Level (165 bps)                            $ 9.54                                                 (0.53%)
          Low Charge Level (100 bps)                               9.55                                                 (0.52%)
VP SMALL-CAP GROWTH
2004                                              16,740,590              $  208,744,200   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.19                                                 21.88%(39)
          Low Charge Level (65 bps)                               12.30                                                 19.02%
2003                                              14,600,310                 153,408,108   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.98                                                 31.10%
          Low Charge Level (65 bps)                               10.34                                                 33.45%
2002                                               3,107,525                  23,967,965   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                                7.75                                                (15.13%)
VP SMALL-CAP VALUE
2004                                              14,280,660              $  175,602,427   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.49                                                 24.88%(39)
          Low Charge Level (65 bps)                               11.40                                                 19.34%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                              14,977,525                 147,141,957   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.33                                                 31.45%
          Low Charge Level (65 bps)                                9.55                                                 33.81%
2002                                               4,098,250                  29,160,830   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.14                                                  0.17%
          Low Charge Level (65 bps)                                7.14                                                (19.21%)
VP TECHNOLOGY
2004                                               3,441,646              $   19,542,081   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 12.99                                                 (2.33%)
          Low Charge Level (65 bps)                                5.03                                                 (1.08%)
2003                                               3,794,916                  20,788,095   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.30                                                 43.19%
          Low Charge Level (65 bps)                                5.09                                                 45.02%
2002                                               3,619,421                  13,170,856   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.29                                                 (0.86%)
          Low Charge Level (65 bps)                                3.51                                                (41.07%)
2001                                               2,524,295       5.91        4,136,919          1.25%           -    (38.54%)
VP TELECOMMUNICATIONS
2004                                               2,863,053              $   17,888,285   0.65 - 2.50%       1.22%
          High Charge Level (250 bps)                           $ 12.50                                                 24.96%(39)
          Low Charge Level (65 bps)                                5.16                                                 14.81%
2003                                               1,363,145              $    7,490,179   0.65 - 2.15%           -
          High Charge Level (215 bps)                             10.05                                                  0.26%
          Low Charge Level (65 bps)                                4.49                                                  1.80%
2002                                               3,677,413                  16,790,652   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.02                                                  0.03%
          Low Charge Level (65 bps)                                4.41                                                (38.24%)
2001                                                 583,065       7.10       95,662,983          1.25%           -    (27.38%)
VP U.S. GOVERNMENT PLUS
2004                                               3,732,023              $   43,240,495   0.65 - 2.40%       0.86%
          High Charge Level (240 bps)                           $ 10.23                                                  5.28%
          Low Charge Level (65 bps)                               12.11                                                  7.48%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               3,342,258                  36,696,161   0.65 - 2.15%       3.92%
          High Charge Level (215 bps)                              9.72                                                 (4.64%)
          Low Charge Level (65 bps)                               11.27                                                 (3.18%)
2002                                              10,741,332                 124,290,371   0.65 - 2.40%       1.63%
          High Charge Level (240 bps)                             10.19                                                  0.23%
          Low Charge Level (65 bps)                               11.64                                                 10.98%
VP ULTRA BULL
2004                                               8,987,935              $   83,929,237   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 16.58                                                 14.95%
          Low Charge Level (65 bps)                                8.45                                                 16.41%
2003                                               7,766,455                  59,634,749   0.65 - 1.90%           -
          High Charge Level (190 bps)                             14.42                                                 50.03%
          Low Charge Level (65 bps)                                7.26                                                 51.94%
2002                                               7,378,804                  35,369,793   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.61                                                 (0.47%)
          Low Charge Level (65 bps)                                4.78                                                (36.52%)
2001                                               7,628,819       7.47       56,987,150          1.25%           -    (23.84%)
VP ULTRA MID-CAP
2004                                               6,891,212              $   88,421,543   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 13.81                                                 38.12%(39)
          Low Charge Level (65 bps)                               12.32                                                 26.87%
2003                                               3,833,081                  38,352,066   0.65 - 2.40%           -
          High Charge Level (240 bps)                             16.37                                                 66.02%
          Low Charge Level (65 bps)                                9.71                                                 68.99%
2002                                               3,049,594                  17,447,828   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                5.75                                                (28.54%)
VP ULTRA OTC
2004                                              80,485,280              $  146,749,771   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 19.36                                                 11.93%
          Low Charge Level (65 bps)                                1.37                                                 13.36%
2003                                              77,397,873                 110,190,184   0.65 - 1.90%           -
          High Charge Level (190 bps)                             17.30                                                 98.82%
          Low Charge Level (65 bps)                                1.21                                                101.35%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                              73,515,333                  45,937,392   0.65 - 1.90%           -
          High Charge Level (190 bps)                              8.70                                                 (1.57%)
          Low Charge Level (65 bps)                                0.60                                                (69.15%)
2001                                              50,124,696       1.91       83,740,574          1.25%           -    (69.16%)
VP ULTRA SMALL-CAP
2004                                              12,860,531              $  173,324,393   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 24.98                                                 28.58%
          Low Charge Level (65 bps)                               12.51                                                 30.22%
2003                                               8,428,281              $   83,335,256   0.65 - 1.90%           -
          High Charge Level (190 bps)                             19.43                                                 95.67%
          Low Charge Level (65 bps)                                9.61                                                 98.16%
2002                                               6,340,353                  30,345,648   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.93                                                 (0.08%)
          Low Charge Level (65 bps)                                4.85                                                (42.98%)
2001                                              10,010,482       8.37       14,920,314          1.25%           -     (8.91%)
VP UTILITIES
2004                                               5,238,227              $   51,953,128   0.65 - 2.50%       1.01%
          High Charge Level (250 bps)                           $ 12.47                                                 24.69%(39)
          Low Charge Level (65 bps)                                8.97                                                 20.29%
2003                                               2,837,987                  22,637,616   0.65 - 2.15%       2.27%
          High Charge Level (215 bps)                             12.60                                                 18.76%
          Low Charge Level (65 bps)                                7.45                                                 20.58%
2002                                               4,113,821                  26,021,156   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.60                                                  0.73%
          Low Charge Level (65 bps)                                6.18                                                (24.43%)
2001                                               1,589,344       8.12       12,907,953          1.25%           -    (17.70%)

PRUDENTIAL FUNDS:
SP WILLIAM BLAIR INTERNATIONAL GROWTH CLASS I (37),(38)
2004                                               1,457,915              $   15,349,848   0.65 - 2.50%           -
          High Charge Level (225 bps)                           $ 10.52                                                 39.61%
          Low Charge Level (65 bps)                               10.53                                                 33.82%

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               2,705,434                  23,292,272   0.65 - 2.25%           -
          High Charge Level (225 bps)                              7.54                                                 36.02%
          Low Charge Level (65 bps)                                7.87                                                 38.24%
2002                                                 696,634                   4,152,032   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.58                                                 (0.50%)
          Low Charge Level (65 bps)                                5.69                                                (23.34%)
2001                                                 273,843       7.39        2,023,829          1.25%       0.11%    (17.52%)

RYDEX INC:
RYDEX NOVA
2004                                               1,583,935              $   10,006,127   0.65 - 1.65%       0.05%
          High Charge Level (165 bps)                           $ 14.80                                                165.58%
          Low Charge Level (65 bps)                                6.58                                                 13.87%
2003                                               2,051,127                  11,451,799   0.65 - 1.40%           -
          High Charge Level (140 bps)                              5.57                                                 37.24%
          Low Charge Level (65 bps)                                5.77                                                 38.28%
2002                                               2,805,743                  11,407,246   0.65 - 2.15%       5.02%
          High Charge Level (215 bps)                              9.59                                                 (0.50%)
          Low Charge Level (65 bps)                                4.18                                                (36.14%)
2001                                               3,990,618       6.41       25,570,952          1.25%       8.28%    (24.65%)
RYDEX OTC
2004                                               6,735,615              $   41,863,950   0.65 - 1.65%           -
          High Charge Level (165 bps)                           $ 14.40                                                  7.54%
          Low Charge Level (65 bps)                                6.47                                                  8.63%
2003                                               8,736,764              $   50,307,077   0.65 - 1.65%           -
          High Charge Level (165 bps)                             13.39                                                 43.02%
          Low Charge Level (65 bps)                                5.95                                                 44.47%
2002                                              11,071,951                  44,381,267   0.65 - 2.15%           -
          High Charge Level (215 bps)                              9.35                                                 (0.78%)
          Low Charge Level (65 bps)                                4.12                                                (39.25%)
2001                                              15,866,046       6.65      105,471,178          1.25%           -    (36.09%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
RYDEX URSA
2004                                                 148,964              $    1,435,194   1.00 - 1.40%           -
          High Charge Level (140 bps)                            $ 9.63                                                (11.47%)
          Low Charge Level (100 bps)                               9.85                                                (11.11%)
2003                                                 186,419                   2,028,404   1.00 - 1.40%           -
          High Charge Level (140 bps)                             10.88                                                (24.72%)
          Low Charge Level (100 bps)                              11.08                                                (24.41%)
2002                                                 239,938                   3,467,739   0.65 - 2.15%       1.08%
          High Charge Level (215 bps)                             10.14                                                  0.16%
          Low Charge Level (65 bps)                               14.85                                                 20.85%
2001                                                 351,487      12.05        4,233,769          1.25%       6.29%     13.38%

WELLS FARGO VARIABLE TRUST (WFVT):
ASSET ALLOCATION
2004                                               6,330,630              $  142,216,127   1.40 - 2.25%       2.00%
          High Charge Level (225 bps)                           $ 11.24                                                 12.38%(39)
          Low Charge Level (140 bps)                              22.62                                                  7.81%
2003                                               7,245,117                 151,438,296   1.40 - 1.90%       1.73%
          High Charge Level (190 bps)                             11.75                                                 19.78%
          Low Charge Level (140 bps)                              20.98                                                 20.39%
2002                                               8,339,619                 145,328,093   1.40 - 2.15%       3.00%
          High Charge Level (215 bps)                              9.81                                                 (0.23%)
          Low Charge Level (140 bps)                              17.43                                                (14.07%)
2001                                              10,328,629      20.28      209,488,644          1.25%       1.58%     (8.26%)
EQUITY INCOME
2004                                               2,903,073              $   31,951,408   0.65 - 2.50%       1.64%
          High Charge Level (250 bps)                           $ 11.61                                                 16.10%(39)
          Low Charge Level (65 bps)                               17.77                                                 10.36%
2003                                               2,327,701                  23,153,132   0.65 - 2.25%       1.58%
          High Charge Level (225 bps)                             15.29                                                 23.37%
          Low Charge Level (65 bps)                               16.10                                                 25.39%
2002                                               1,600,734                  12,283,990   0.65 - 2.40%       1.70%
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                               12.84                                                (19.79%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                               1,019,937       9.37        9,556,312          1.25%       1.05%     (6.74%)
EQUITY VALUE
2004                                               2,342,679              $   21,280,543   0.65 - 2.25%       1.58%
          High Charge Level (225 bps)                           $  9.53                                                  8.71%
          Low Charge Level (65 bps)                                9.43                                                 10.50%
2003                                               2,644,097                  21,791,517   0.65 - 2.25%       1.51%
          High Charge Level (225 bps)                              8.77                                                 22.74%
          Low Charge Level (65 bps)                                8.54                                                 24.75%
2002                                               3,053,622                  20,214,845   0.65 - 2.40%       1.22%
          High Charge Level (240 bps)                              9.97                                                 (0.04%)
          Low Charge Level (65 bps)                                6.84                                                (24.58%)
2001                                               3,705,869       8.83       32,706,250          1.25%       0.59%     (7.70%)
GROWTH
2004                                               1,872,553              $   33,512,352   1.40 - 2.00%           -
          High Charge Level (200 bps)                           $ 11.01                                                 10.13%(39)
          Low Charge Level (140 bps)                              17.93                                                  6.86%
2003                                               2,373,768              $   39,778,658   1.40 - 1.65%           -
          High Charge Level (165 bps)                             11.65                                                 21.55%
          Low Charge Level (140 bps)                              16.78                                                 21.86%
2002                                               2,940,057                  40,473,461   1.40 - 2.15%       0.12%
          High Charge Level (215 bps)                              9.58                                                 (0.51%)
          Low Charge Level (140 bps)                              13.77                                                (26.88%)
2001                                               3,783,815      18.83       71,244,836          1.25%       0.01%    (20.34%)
INTERNATIONAL EQUITY
2004                                                 326,851                 $ 2,802,390   1.40 - 2.15%       0.22%
          High Charge Level (215 bps)                           $ 13.55                                                  6.66%
          Low Charge Level (140 bps)                               7.85                                                  8.09%
2003                                                 309,343                   2,409,034   1.40 - 1.65%       0.32%
          High Charge Level (165 bps)                             12.71                                                 29.29%
          Low Charge Level (140 bps)                               7.26                                                 29.62%
2002                                                 261,088                   1,479,307   1.40 - 2.15%       0.19%
          High Charge Level (215 bps)                              9.82                                                 (0.22%)
          Low Charge Level (140 bps)                               5.60                                                (24.00%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                                 205,255       7.37        1,512,122          1.25%       0.02%    (17.27%)
LARGE COMPANY GROWTH
2004                                               1,766,952              $   15,147,069   1.40 - 2.00%           -
          High Charge Level (200 bps)                           $ 10.50                                                  5.00%(39)
          Low Charge Level (140 bps)                               8.24                                                  1.75%
2003                                               1,878,768                  15,553,927   1.40 - 1.90%           -
          High Charge Level (190 bps)                             11.59                                                 23.89%
          Low Charge Level (140 bps)                               8.10                                                 24.52%
2002                                               1,745,833                  11,379,092   1.40 - 2.15%           -
          High Charge Level (215 bps)                              9.36                                                 (0.78%)
          Low Charge Level (140 bps)                               6.50                                                (29.02%)
2001                                               1,900,437       9.16       17,413,941          1.25%           -    (21.99%)
MONEY MARKET
2004                                               2,745,812              $   34,621,069   1.40 - 1.65%       0.68%
          High Charge Level (165 bps)                            $ 9.78                                                 (0.96%)
          Low Charge Level (140 bps)                              12.61                                                 (0.70%)
2003                                               3,678,382                  46,713,945   1.40 - 1.65%       0.52%
          High Charge Level (165 bps)                              9.88                                                 (1.16%)
          Low Charge Level (140 bps)                              12.70                                                 (0.91%)
2002                                               5,391,441                  69,106,596   1.40 - 2.15%       1.24%
          High Charge Level (215 bps)                              9.99                                                 (0.02%)
          Low Charge Level (140 bps)                              12.82                                                 (0.16%)
2001                                               5,952,104      12.84       76,417,357          1.25%       3.53%      2.28%
SMALL-CAP GROWTH
2004                                                 635,944              $    5,945,665   1.40 - 1.90%           -
          High Charge Level (190 bps)                           $ 15.17                                                 11.28%
          Low Charge Level (140 bps)                               8.99                                                 12.17%
2003                                                 735,016                   6,049,919   1.40 - 1.65%           -
          High Charge Level (165 bps)                             13.63                                                 39.92%
          Low Charge Level (140 bps)                               8.02                                                 40.28%
2002                                                 777,846                   4,454,208   1.40 - 2.15%           -
          High Charge Level (215 bps)                              9.73                                                 (0.32%)
          Low Charge Level (140 bps)                               5.72                                                (39.08%)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                                 900,655       9.38        8,450,150          1.25%           -    (25.44%)
TOTAL RETURN BOND
2004                                               1,599,730              $   21,323,260   1.40 - 2.25%       3.44%
          High Charge Level (225 bps)                           $ 10.29                                                  2.87%(39)
          Low Charge Level (140 bps)                              13.38                                                  2.99%
2003                                               2,027,228              $   26,284,941   1.40 - 1.90%       3.24%
          High Charge Level (190 bps)                             10.86                                                  6.36%
          Low Charge Level (140 bps)                              13.00                                                  6.90%
2002                                               2,451,576                  29,806,385   1.40 - 2.15%       6.11%
          High Charge Level (215 bps)                             10.21                                                  0.25%
          Low Charge Level (140 bps)                              12.16                                                  6.24%
2001                                               2,978,591      11.44       34,087,060          1.25%       6.19%      5.91%

* Annualized

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

FOOTNOTES:
----------

1 - These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
2 - These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invests.
3 - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the Total Return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
 4 - Invesco VIF changed its subaccount to AIM VI as of 10/15/04.
 5 - Invesco VIF Telecommunications merged into Invesco VIF Technology as of
     4/29/04.
 6 - Alger Mid-Cap Growth merged into Alger All Cap Growth on 02/16/01.
 7 - Alger Gowth merged into MFS Growth on 02/16/01.
 8 - AST MFS Growth with Income merged into AST American Century Income and
     Growth as of 4/30/04.
 9 - AST American Century International Growth I merged into AST William Blair
     International Growth as of 4/30/04.
10 - AST DeAm Bond merged into AST Pimco Total Return Bond as of 4/30/04.
11 - Portfolios commenced as of 05/01/02.
12 - AST DeAm Large Cap Growth merged into AST Goldman Sachs Concentrated Growth as of 4/30/04.
13 - Kinetics Internet merged into Gabelli All-Cap Value as of 05/03/02.
14 - AST Federated High Yield Bond changed its name to AST Goldman Sachs High
     Yield Bond as of 4/30/04.
15 - AST Invesco Capital Income changed its name to AST Hotchkis & Wiley Large
     Cap Value as of 4/30/04.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

FOOTNOTES:
----------

16 - AST Strong International Equity changed its name to AST JP Morgan
     International Equity on 02/23/04.
17 - AST DeAm International Equity changed its name to AST LSV International
     Value as of 11/19/04.
18 - AST Gabelli Small Cap Value changed its name to AST Small Cap Value as of
     11/19/04.
19 - AST PBHG Small Cap Growth changed its name to AST State Street Research
     Small-Cap Growth as of 4/30/04.
20 - VA Blue Chip merged into VA Fund as of 12/5/03.
21 - VA Capital Growth merged into VA Growth & Income as of 12/5/03.
22 - VA Global Leaders merged into VA International Equity as of 12/5/03.
23 - These portfolios commenced additional charge levels when they were added to American Skandia Life Assurance Corporation core products on April 30, 2004.
24 - VIP Asset Allocation merged into Liberty Asset Allocation VS as of 4/4/03. 25 - VIP Growth & Income merged into Liberty Equity VS as of 4/11/03.
26 - VIP Money Market merged into Liberty Money Market VS as of 4/4/03.
27 - VIP Quality Plus Bond merged into Liberty Federal Securities VS as of
     4/4/03.
28 - VIP Small Company Growth merged into Liberty Small Company Growth VS as of
     4/4/03.
29 - Montgomery changed its sub-account to Gartmore as of 6/20/03.
30 - Profunds VP Consumer Non-Cyclical changed its name to Profunds VP Consumer
     Goods on 12/1704
31 - Profunds VP Consumer Cyclical changed its name to Profunds VP Consumer
     Services on 12/1704
32 - Profunds VP Financial changed its name to Profunds VP Financials on 12/1704 33 - Profunds VP Healthcare changed its name to Profunds VP Health Care on
     12/1704
34 - Profunds VP Industrial changed its name to Profunds VP Industrials on
     12/1704
35 - These portfolios commenced operations on November 22, 2004.
36 - Profunds VP Energy changed its name to Profunds VP Oil & gas on 12/1704
37 - Prudential SP Jennison International Growth changed its name to Prudential
     SP William Blair International Growth as of 4/30/04.
38 - Prudential SP William Blair International Growth changed its charge level from Class 2 to Class 1 on 12/10/04.
39 - The highest asset-based charge level for these subaccounts became available during the year with a beginning unit value of $10. As such, the total return has been calculated from the date the highest asset-based charge level became available through the end of the year and does not represent the total return for the entire year.


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